UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Income Fund (Formerly BlackRock Credit Strategies Income Fund)

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end:  09/30/2020

Date of reporting period:  03/31/2020

Item 1 – Report to Stockholders

MARCH 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds V

•	BlackRock Credit Strategies Income Fund
•	BlackRock GNMA Portfolio
•	BlackRock U.S. Government Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BlackRock Credit Strategies Income Fund

Investment Objective

BlackRock Credit Strategies Income Fund’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

On February 20, 2020, the Board of Trustees of the Trust approved a change in the name of BlackRock Credit Strategies Income Fund, effective as of May 1, 2020, to BlackRock Income Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed its Customized Reference Benchmark. The Customized Reference Benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%), and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). The Fund is not managed with reference to the current performance benchmark and its exposures may deviate meaningfully.

What factors influenced performance?

Risk assets underperformed over the six-month period, and the Fund’s positions in global high yield corporate credit, floating rate loan interests (“bank loans”), emerging market bonds, collateralized loan obligations, capital securities and securitized assets detracted from Fund performance.

The Fund’s interest rate exposure was the largest contributor to performance for the period. Holdings in U.S. investment grade corporate credit were also additive, as the sector benefited from interest rate declines.

The Fund held an elevated cash position as of March 31, 2020. Market liquidity became challenged amid the volatility, and the Fund maintained its elevated cash position in an effort to be flexible and tactical across fixed-income markets. The Fund’s cash position had a positive impact on Fund performance during the period.

Describe recent portfolio activity.

Throughout the six-month period, the Fund navigated a period of heightened geopolitical risk, financial market volatility and declining interest rates. Over the period, the Fund reduced exposure to bank loans. The investment adviser remains constructive regarding the bank loan sector in the long term, but headwinds remain in the near term, and the Fund reduced the position amid the volatility. Exposure to U.S. corporate credit was increased over the period in the form of both high yield and investment grade securities. High yield corporate bonds began to look attractive after a period of underperformance, while the Fed’s stimulus measures provided support for investment grade securities.

Describe portfolio positioning at period end.

The Fund ended the period with a longer duration (and corresponding sensitivity to interest rate changes) relative to its historic range. The Fund also continued to hold meaningful allocations to below-investment-grade high yield corporate bonds and bank loans, although bank loans were held at a reduced level. The Fund also had increased exposure to U.S. investment grade corporate bonds, as support from the Fed provides a tailwind for the sector. In terms of credit quality, the Fund was positioned with an up-in-quality bias, focusing on companies with diverse, less cyclical cash flows given elevated uncertainty surrounding the coronavirus and its potential impact on earnings and global growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Credit Strategies Income Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	62%
Floating Rate Loan Interests	18
Asset-Backed Securities	10
Investment Companies	4
Non-Agency Mortgage-Backed Securities	3
Foreign Agency Obligations	1
Preferred Securities	1
Foreign Government Obligations	1
Common Stocks	—	(b)
U.S. Government Sponsored Agency Securities	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa(c)	1%
AA/Aa	2
A	10
BBB/Baa	16
BB/Ba	22
B	31
CCC/Caa	5
CC/Ca	—	(d)
NR	13

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	5

Fund Summary as of March 31, 2020 (continued)	BlackRock Credit Strategies Income Fund

Performance Summary for the Period Ended March 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.29%	5.17%	(8.68)%	(4.35)%	N/A	2.31%	N/A	4.17%	N/A
Investor A	4.89	4.79	(8.80)	(4.59)	(6.97)%	2.06	1.54%	3.91	3.65%
Investor C	4.22	4.09	(9.14)	(5.39)	(6.30)	1.30	1.30	3.14	3.14
Class K	5.34	5.26	(8.66)	(4.30)	N/A	2.35	N/A	4.19	N/A
S&P/LSTA Leveraged Loan Index(c)	—	—	(11.54)	(9.16)	N/A	1.14	N/A	3.08	N/A
Bloomberg Barclays Global High Yield 100% Hedged USD Index(d)	—	—	(11.93)	(9.22)	N/A	2.66	N/A	5.63	N/A
Bloomberg Barclays U.S. CMBS Investment Grade Index(e)	—	—	0.86	6.13	N/A	3.19	N/A	4.75	N/A
JPMorgan CEMBI Broad Diversified Index(f)	—	—	(8.18)	(3.39)	N/A	3.20	N/A	4.70	N/A
Customized Reference Benchmark(g)			(7.73)	(3.97)	N/A	2.60	N/A	4.58	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed-income securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Credit Strategies Income Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns between July 2, 2012 and July 1, 2016 are the returns of the Predecessor Fund when it followed different investment objectives and different investment strategies under the name BlackRock Secured Credit Portfolio. The Predecessor Fund’s returns prior to July 2, 2012 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

(c)

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

(d)

Bloomberg Barclays Global High Yield 100% Hedged USD Index is a “hedged” version of the Bloomberg Barclays Global High Yield Index which is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

(e)

The index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”), eligible under the underwriter’s exemption, and the non-U.S. Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

(f)

A market capitalization weighted index consisting of U.S.-dollar-denominated emerging market corporate bonds. According to J.P. Morgan, this index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

(g)

A customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$913.20	$2.97	$1,000.00	$1,021.90	$3.13	0.62%
Investor A	1,000.00	912.00	4.16	1,000.00	1,020.65	4.39	0.87
Investor C	1,000.00	908.60	7.73	1,000.00	1,016.90	8.17	1.62
Class K	1,000.00	913.40	2.73	1,000.00	1,022.15	2.88	0.57

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown)

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed the benchmark, the Bloomberg Barclays GNMA MBS Index.

What factors influenced performance?

The largest detractors from performance relative to the benchmark were the Fund’s macro overlay and MBS pool selection strategies. Specifically, macro positioning related to overall portfolio duration and corresponding interest rate sensitivity detracted, along with positioning around interest rate volatility and inflation. The Fund’s preference for high coupon, seasoned MBS pools relative to benchmark constituents also detracted.

Positive contributions to relative performance were led by the Fund’s active mortgage market trades. In this vein, overweighting GNMA 30-year 4.5% coupon mortgage pools relative to GNMA 30-year 3.5% coupon mortgage pools proved beneficial. In addition, an out-of-benchmark allocation to agency commercial mortgage-backed securities (“CMBS”) contributed positively, driven by outperformance in the fourth quarter of 2019.

Describe recent portfolio activity.

Over the period, the Fund shifted into lower coupons within its core GNMA allocation. The Fund increased its allocation to CMBS, primarily focusing on multifamily housing transactions. The Fund also maintained its small allocation to agency mortgage derivatives in the form of interest-only and inverse interest only position. Finally, the allocation to Treasury inflation-protected securities was increased.

The Fund held a small percentage of assets in derivatives, including futures contracts, as a means to manage risk against allocations to securitized assets. The Fund’s use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight position to agency mortgage-backed securities (“MBS”), with a focus on lower coupon GNMAs and deeply seasoned, higher coupon conventional MBS. The Fund continued to hold an allocation to agency collateralized mortgage obligations with structures featuring prepayment-protected, seasoned collateral. The Fund continued to hold out-of-benchmark allocations in government-guaranteed, AAA-rated CMBS. The investment adviser held a long position with respect to inflation expectations on the view that a weaker dollar would bias inflation upward. Finally, the Fund was modestly underweight in duration relative to the benchmark. The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	99%
U.S. Treasury Obligations	1
Non-Agency Mortgage-Backed Securities	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa(c)	100%

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

FUND SUMMARY	7

Fund Summary as of March 31, 2020 (continued)	BlackRock GNMA Portfolio

Performance Summary for the Period Ended March 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.36%	2.17%	2.36%	6.27%	N/A	2.44%	N/A	3.25%	N/A
Service	2.11	1.92	2.34	6.13	N/A	2.15	N/A	2.92	N/A
Investor A	2.03	1.84	2.23	5.99	1.75%	2.13	1.30%	2.92	2.50%
Investor C	1.37	1.21	1.85	5.22	4.22	1.39	1.39	2.15	2.15
Class K	2.41	2.29	2.38	6.33	N/A	2.48	N/A	3.28	N/A
Bloomberg Barclays GNMA MBS Index(c)	—	—	3.59	6.83	N/A	2.78	N/A	3.32	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA”) securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock GNMA Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Ending Account Value (03/31/20)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,023.60	$2.73	$2.12	$1,000.00	$1,022.30	$2.73	$1,022.90	$2.12
Service	1,000.00	1,023.40	4.00	3.39	1,000.00	1,021.05	3.99	1,021.65	3.39
Investor A	1,000.00	1,022.30	3.99	3.39	1,000.00	1,021.05	3.99	1,021.65	3.39
Investor C	1,000.00	1,018.50	7.77	7.17	1,000.00	1,017.30	7.77	1,017.90	7.16
Class K	1,000.00	1,023.80	2.48	1.87	1,000.00	1,022.55	2.48	1,023.15	1.87

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.79% for Service, 0.79% for Investor A, 1.54% for Investor C and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.67% for Service, 0.67% for Investor A, 1.42% for Investor C and 0.37% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

The largest detractor from performance relative to the benchmark was the Fund’s allocation to securitized assets, most notably commercial mortgage-backed securities (“CMBS”). Most of the performance shortfall from CMBS exposure occurred during the sell-off in credit assets seen in the first quarter of 2020.

Positive contributions to relative performance were led by the Fund’s interest rate-based strategies. These included long exposure to U.S. inflation in early 2020 and positioning with respect to nominal duration and corresponding interest rate sensitivity as U.S. Treasury yields declined sharply late in the period given escalating coronavirus concerns. Relative value strategies within agency mortgage-backed securities (“MBS”) also contributed to performance, including trading the spread between agency mortgages and U.S. Treasury securities during the first quarter of 2020.

At period end, the Fund had a slightly elevated cash balance due to the investment adviser’s increasing preference for MBS exposure in forward contracts versus cash bonds. This elevated level of cash did not have any material impact on Fund performance.

Describe recent portfolio activity.

Active duration positioning was reduced over the period and by period end was neutral. The Fund had a slightly overweight position in agency MBS and increased positioning in agency CMBS. The Fund continued to hold a modest allocation to agency collateralized mortgage obligations (“CMOs”). Allocations to Treasury inflation-protected securities (“TIPS”) were increased over the period.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight to agency MBS, on the view that current valuations are attractive relative to U.S. Treasuries and other high-quality fixed income sectors, and that fundamental headwinds, including increased prepayments, are lessening. The investment adviser also believed that the outlook is for increased domestic bank demand alongside a seasonal decrease in MBS supply. The Fund maintained allocations to agency CMBS and agency CMOs. Outside of the United States, the Fund maintained modest allocations to local currency emerging market sovereign debt in Asia, Latin America and Central Europe.

The Fund ended the period underweight agency MBS relative to the benchmark, while favoring lower coupons relative to higher coupons. The sector has since benefited from the Federal Reserve’s announcement of its MBS purchase program. The Fund continued to hold core allocations to CMBS and agency CMOs designed to benefit the income and interest rate risk profile of the Fund, along with an increased position in agency CMBS. The Fund was positioned neutrally with respect to nominal U.S. interest rates, while being modestly long both U.S. real (after inflation) rates and inflation expectations. Within the currency strategy, the Fund held a modest long position in the Australian dollar relative to the Canadian dollar on the view that the re-opening of the Chinese economy should benefit the former currency given Australia’s sensitive to commodity prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	9

Fund Summary as of March 31, 2020 (continued)	BlackRock U.S. Government Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	52%
U.S. Treasury Obligations	44
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	1
Foreign Government Obligations	—	(b)
Foreign Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa(c)	99%
AA/Aa	—	(d)
A	—	(d)
BBB/Baa	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

Performance Summary for the Period Ended March 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.43%	1.21%	4.91%	9.47%	N/A	2.92%	N/A	3.33%	N/A
Service	1.23	1.02	4.68	9.21	N/A	2.68	N/A	3.09	N/A
Investor A	1.14	0.93	4.77	9.29	4.92%	2.64	1.80%	3.02	2.60%
Investor C	0.45	0.17	4.38	8.39	7.39	1.86	1.86	2.22	2.22
Class K	1.48	1.35	4.93	9.53	N/A	2.94	N/A	3.34	N/A
Class R	0.94	0.63	4.64	9.02	N/A	2.39	N/A	2.77	N/A
Bloomberg Barclays U.S. Government/ Mortgage Index(c)	—	—	5.80	10.67	N/A	3.37	N/A	3.53	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/Mortgage Index.

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31,2020 (continued)	BlackRock U.S. Government Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Ending Account Value (03/31/20)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,049.10	$3.64	$2.31	$1,000.00	$1,021.45	$3.59	$1,022.75	$2.28
Service	1,000.00	1,046.80	4.91	3.58	1,000.00	1,020.20	4.85	1,021.50	3.54
Investor A	1,000.00	1,047.70	4.91	3.58	1,000.00	1,020.20	4.85	1,021.50	3.54
Investor C	1,000.00	1,043.80	8.74	7.41	1,000.00	1,016.45	8.62	1,017.75	7.31
Class K	1,000.00	1,049.30	3.38	2.05	1,000.00	1,021.70	3.34	1,023.00	2.02
Class R	1,000.00	1,046.40	6.19	4.86	1,000.00	1,018.95	6.11	1,020.25	4.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 0.96% for Service, 0.96% for Investor A, 1.71% for Investor C, 0.66% for Class K and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Service, 0.70% for Investor A, 1.45% for Investor C, 0.40% for Class K and 0.95% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FUND SUMMARY	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Credit Strategies Income Fund’s Class K Shares inception date of August 1, 2016 and U.S. Government Bond Portfolio’s Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in GNMA Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for Credit Strategies Income Fund (which is subject to an initial sales charge of 2.50%), and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

On February 24, 2020, U.S Government Bond Portfolio’s issued and outstanding Investor C1 Shares converted into Investor A Shares with the same relative aggregate NAV.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the U.S. Government Bond Portfolio’s Class R Shares inception date of July 18, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance  (continued)

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	13

Schedule of Investments (unaudited) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 8.6%
AIG CLO Ltd., Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.36%), 3.23%, 10/25/32(a)(b)	USD	3,000	$2,701,107
AIMCO CLO, Series 2017-AA, Class C, (LIBOR USD 3 Month + 2.45%), 4.27%, 07/20/29(a)(b)		1,000	820,524
AIMCO CLO 10 Ltd., Series 2019-10A, Class D, (LIBOR USD 3 Month + 3.55%), 5.35%, 07/22/32(a)(b)		750	514,152
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57(c)		762	647,968
Series 2018-A, Class A, 3.85%, 04/25/58(c)		1,959	1,743,573
Series 2018-E, Class A, 4.38%, 06/25/58(d)		2,754	2,763,126
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		2,873	2,442,472
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		2,846	2,832,258
Series 2019-E, Class A, 3.00%, 09/25/59(e)		2,645	2,372,733
Series 2019-E, Class B, 4.88%, 09/25/59(e)		280	216,559
Series 2019-E, Class C, 0.00%, 09/25/59(c)		668	302,871
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 3.97%, 10/21/28(a)(b)		1,000	822,764
ALM Ltd., Series 2020-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 3.36%, 10/15/29(a)(b)		3,000	2,553,613
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 3.73%, 07/15/27		1,200	993,186
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 4.53%, 07/15/27		1,000	779,183
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.65%, 01/28/31		1,000	819,871
Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.40%, 01/28/31		1,000	700,407
Anchorage Capital CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 5.05%, 10/13/30(a)(b)		1,000	736,074
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	140	100,940
Apidos CLO XX(a)(b):
Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 3.79%, 07/16/31	USD	1,000	819,211
Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 4.79%, 07/16/31		1,500	1,066,604
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)	EUR	183	133,066
Ares XLII CLO Ltd., Series 2017-42A, Class D, (LIBOR USD 3 Month + 3.45%), 5.25%, 01/22/28(a)(b)	USD	1,000	764,564
Ares XLIV CLO Ltd., Series 2017-44A, Class C, (LIBOR USD 3 Month + 3.45%), 5.28%, 10/15/29(a)(b)		1,000	741,375
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (LIBOR USD 3 Month + 3.00%), 4.80%, 07/22/30(a)(b)		1,000	709,938
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 5.55%, 07/28/29(a)(b)		2,000	1,534,799
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class BR, (LIBOR USD 3 Month + 1.80%), 3.63%, 10/15/30		250	204,881
Series 2015-4A, Class CR, (LIBOR USD 3 Month + 2.65%), 4.48%, 10/15/30		1,000	709,089
Assurant CLO IV Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 5.67%, 04/20/30(a)(b)		1,000	765,696

Security	Par (000)		Value

Asset-Backed Securities (continued)
Atrium IX, Series 9A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.21%, 05/28/30(a)(b)	USD	1,000	$760,346
Atrium XV, Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 4.81%, 01/23/31(a)(b)		500	338,945
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)	EUR	260	173,556
Bear Stearns Asset-Backed Securities I Trust, Series 2007-HE5, Class 1A4, (LIBOR USD 1 Month + 0.30%), 1.25%, 06/25/47(a)	USD	3,300	2,717,764
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 4.88%, 10/15/30(a)(b)		1,250	928,109
Cairn CLO IV BV, Series 2014-4X, Class ERR, (EURIBOR 3 Month + 5.88%), 5.88%, 04/30/31(a)	EUR	100	76,412
Carlyle Global Market Strategies Euro CLO Ltd., Series 2014-2X, Class DRR, (EURIBOR 3 Month + 5.70%), 5.70%, 11/17/31(a)		117	83,697
CBAM Ltd., Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 8.34%, 10/17/29(a)(b)	USD	1,000	637,533
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 4.60%, 06/09/30(a)(b)		1,000	793,625
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 5.46%, 07/23/30(a)(b)		1,000	772,917
Cedar Funding X CLO Ltd., Series 2019-10A, Class D, (LIBOR USD 3 Month + 3.85%), 5.98%, 10/20/32(a)(b)		1,000	696,688
CIFC Funding Ltd.(a)(b):
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.80%), 4.59%, 04/27/31		1,000	706,899
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.32%, 04/23/29		1,000	764,616
Series 2017-5A, Class B, (LIBOR USD 3 Month + 1.85%), 3.69%, 11/16/30		1,500	1,218,540
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30(a)	EUR	113	79,072
Dryden 32 Euro CLO BV, Series 2014-32X, Class ER, (EURIBOR 3 Month + 5.29%), 5.29%, 08/15/31(a)		140	102,275
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.08%, 07/15/30(a)(b)	USD	2,000	1,632,263
Flatiron CLO 19 Ltd.(a)(b):
Series 2019-1A, Class C, (LIBOR USD 3 Month + 2.70%), 4.59%, 11/16/32		1,000	822,031
Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.90%), 5.79%, 11/16/32		1,500	1,054,485
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (LIBOR USD 3 Month + 1.95%), 3.78%, 07/15/31(a)(b)		500	396,303
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class D, (LIBOR USD 3 Month + 3.85%), 5.67%, 10/20/32(a)(b)		1,000	724,933
Greene King Finance plc, Series B1, 5.70%, 12/15/34(e)	GBP	100	114,018
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 4.79%, 01/27/31(a)(b)	USD	1,000	712,715
Gulf Stream Meridian 1 Ltd.(a)(b)(c):
Series 2020-IA, Class A1, (LIBOR USD 3 Month + 1.37%), 3.01%, 04/15/33		3,000	2,996,700

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2020-IA, Class B, (LIBOR USD 3 Month + 2.00%), 3.64%, 04/15/33	USD	2,000	$1,996,800
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	330	234,072
Kayne CLO I Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.00%), 3.83%, 07/15/31(a)(b)	USD	1,000	801,846
Legacy Mortgage Asset Trust, Series 2019- SL2, Class A, 3.38%, 02/25/59(b)(c)(d)		3,071	3,094,382
Madison Park Funding XV Ltd., Series 2014- 15A, Class CR, (LIBOR USD 3 Month + 3.45%), 5.24%, 01/27/26(a)(b)		1,000	800,035
Mariner CLO LLC, Series 2015-1A, Class CR2, (LIBOR USD 3 Month + 1.90%), 3.15%, 04/20/29(a)(b)(c)		2,000	1,995,800
Mariner CLO Ltd., Series 2017-4A, Class D, (LIBOR USD 3 Month + 3.05%), 4.84%, 10/26/29(a)(b)		1,300	946,784
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE6, Class A2, (LIBOR USD 1 Month + 0.14%), 1.09%, 05/25/37(a)		3,534	2,895,957
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.04%, 10/17/30(a)(b)		1,000	802,599
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 4.74%, 10/17/27(a)(b)		500	371,025
OCP CLO Ltd.(a)(b):
Series 2013-4A, Class CRR, (LIBOR USD 3 Month + 3.00%), 4.80%, 04/24/29		1,000	749,673
Series 2015-8A, Class CR, (LIBOR USD 3 Month + 2.80%), 4.64%, 04/17/27		500	402,575
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	148	101,463
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		100	57,241
Octagon Investment Partners 28 Ltd., Series 2016-1A, Class C1R, (LIBOR USD 3 Month + 2.25%), 4.05%, 10/24/30(a)(b)	USD	1,000	824,686
OHA Credit Funding 4 Ltd., Series 2019-4A, Class D, (LIBOR USD 3 Month + 3.75%), 5.69%, 10/22/32(a)(b)		1,000	697,001
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 4.77%, 01/20/32(a)(b)		500	343,154
Option One Mortgage Loan Trust, Series 2007- FXD1, Class 2A1, 5.87%, 01/25/37(e)		1,193	1,034,723
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.00%, 10/22/30(a)(b)		1,000	817,734
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 3.94%, 04/17/31		1,000	820,222
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 4.97%, 04/17/31		1,000	716,892
OZLME BV, Series 1X, Class ER, (EURIBOR 3 Month + 5.90%), 5.90%, 01/18/30(a)	EUR	158	116,980
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		100	67,479
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.04%, 10/17/31	USD	2,000	1,643,297
Series 2015-1A, Class BR2, (LIBOR USD 3 Month + 2.25%), 3.95%, 05/21/29		500	410,709

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2015-2A, Class CR2, (LIBOR USD 3 Month + 2.75%), 4.57%, 07/20/30	USD	500	$349,861
Series 2018-2A, Class A2, (LIBOR USD 3 Month + 1.65%), 3.49%, 07/16/31		1,000	894,197
Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.65%), 4.58%, 11/14/32		1,000	819,610
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.75%), 5.68%, 11/14/32		1,000	695,461
Palmer Square Loan Funding Ltd., Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 3.29%, 08/20/27(a)(b)		1,500	1,302,397
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.85%), 5.54%, 05/15/32(a)(b)		1,500	1,060,835
Progress Residential Trust, Series 2019-SFR4, Class E, 3.44%, 10/17/36(b)		3,000	2,595,036
Regata XII Funding Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.75%), 5.75%, 10/15/32(a)(b)		1,000	706,336
Regatta VII Funding Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 3.87%, 12/20/28(a)(b)		1,000	728,194
Rockford Tower CLO Ltd.(a)(b):
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.01%, 10/20/30.		1,500	1,400,719
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.02%, 10/20/31		500	409,154
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 4.92%, 10/20/31		500	350,180
Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 5.67%, 04/20/32		500	363,029
RRE 1 Loan Management DAC, Series 1X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 04/15/32(a)	EUR	300	197,406
TCW CLO Ltd.(a)(b)(c):
Series 2017-1A, Class CR, (LIBOR USD 3 Month + 2.05%), 3.63%, 07/29/29	USD	1,000	1,000,000
Series 2017-1A, Class DR, (LIBOR USD 3 Month + 3.15%), 4.73%, 07/29/29		1,000	1,000,000
Texas Competitive Electric Holdings Co. LLC, Escrow, 5.10%, 10/10/17(c)(f)(g)		815	—
TICP CLO IX Ltd., Series 2017-9A, Class D, (LIBOR USD 3 Month + 2.90%), 4.72%, 01/20/31(a)(b)		1,000	698,599
TICP CLO XI Ltd.(a)(b):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 3.97%, 10/20/31		600	492,196
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 4.87%, 10/20/31		550	379,556
TICP CLO XV Ltd., Series 2020-15A, Class A, (LIBOR USD 3 Month + 1.28%), 2.92%, 04/20/33(a)(b)		3,500	3,257,113
Trestles CLO III Ltd., Series 2020-3A, Class B1, (LIBOR USD 3 Month + 1.85%), 3.49%, 01/20/33(a)(b)(c)		1,000	992,500
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27.	GBP	62	84,193
Vericrest Opportunity Loan Trust, Series 2019- NPL2, Class A1, 3.97%, 02/25/49(b)(e)	USD	2,372	2,099,886
Voya CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.33%), 5.17%, 04/17/30(a)(b)		1,000	732,290

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
York CLO 1 Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 4.81%, 10/22/29(a)(b)	USD	1,000	$738,905

Total Asset-Backed Securities — 8.6% (Cost: $117,202,185)			97,707,828

	Shares

Common Stocks — 0.2%

Aerospace & Defense — 0.0%
Bombardier, Inc., Class B(g)		105,468	34,099

Chemicals — 0.1%
Element Solutions, Inc.(g)		51,178	427,848

Commercial Services & Supplies — 0.0%
Preston Holdings LLC(c)(g)		1,227	9,816

Consumer Finance — 0.0%
Arrow Global Group plc.		10,661	13,963

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA		109,444	42,760

Electric Utilities — 0.0%
TexGen Power LLC(g)		1,424	44,144

Energy Equipment & Services — 0.0%
McDermott International, Inc.(g)		4,194	243

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		10,934	302,981
VICI Properties, Inc.		29,775	495,457

			798,438

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(c)(g)		3,880	213

Life Sciences Tools & Services — 0.0%
PPD, Inc.(g)		1,022	18,202

Machinery — 0.0%(g)
AFGlobal Corp.(c)		897	—
Ameriforge Group, Inc.		283	14,150

			14,150

Marine — 0.0%
Projector SA(c)(g)(h)		1,227	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(g)		76,920	49,229

Metals & Mining — 0.0%
Constellium SE, Class A(g)		24,675	128,557

Pharmaceuticals — 0.0%
Bausch Health Cos., Inc.(g)		17,104	265,112

Security	Shares		Value

Software — 0.0%
Avaya Holdings Corp.(g)		12	$97

Total Common Stocks — 0.2% (Cost: $2,966,550)			1,846,871

	Par (000)

Corporate Bonds — 54.8%

Aerospace & Defense — 1.5%
Arconic, Inc., 5.13%, 10/01/24		710	701,125
Bombardier, Inc.(b):
8.75%, 12/01/21		351	291,769
5.75%, 03/15/22		46	34,845
6.00%, 10/15/22		19	14,250
6.13%, 01/15/23		202	142,410
7.50%, 12/01/24		171	115,425
7.50%, 03/15/25		1,009	720,930
7.88%, 04/15/27		908	605,954
BWX Technologies, Inc., 5.38%, 07/15/26(b)		630	604,800
F-Brasile SpA, Series XR, 7.38%, 08/15/26(b)		400	398,000
Fresenius SE & Co. KGaA, 1.63%, 10/08/27	EUR	250	273,026
General Dynamics Corp., 4.25%, 04/01/50	USD	960	1,208,824
Huntington Ingalls Industries, Inc.(b):
3.84%, 05/01/25		180	185,304
4.20%, 05/01/30		290	300,589
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		366	334,890
L3Harris Technologies, Inc., 4.40%, 06/15/28(b)		300	319,348
Moog, Inc., 4.25%, 12/15/27(b)		260	234,650
Northrop Grumman Corp., 5.25%, 05/01/50		2,320	3,137,307
Signature Aviation US Holdings, Inc.(b):
5.38%, 05/01/26		294	284,445
4.00%, 03/01/28		508	458,622
SSL Robotics LLC, 9.75%, 12/31/23(b)		126	129,780
TransDigm UK Holdings plc, 6.88%, 05/15/26		241	224,130
TransDigm, Inc., 6.25%, 03/15/26(b)		6,064	6,041,260
United Technologies Corp., 4.63%, 11/16/48		120	141,812

			16,903,495

Air Freight & Logistics — 0.0%
FedEx Corp., 4.05%, 02/15/48		155	136,242

Auto Components — 0.7%
Allison Transmission, Inc.(b):
5.00%, 10/01/24		9	8,730
5.88%, 06/01/29		537	504,780
Dealer Tire LLC, 8.00%, 02/01/28(b)		468	374,400
Icahn Enterprises LP:
6.25%, 02/01/22		279	279,697
6.75%, 02/01/24		66	63,690
4.75%, 09/15/24		93	85,533
6.38%, 12/15/25		125	118,125
6.25%, 05/15/26		566	534,870
5.25%, 05/15/27		562	519,148
IHO Verwaltungs GmbH, 3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(i)(j)	EUR	200	167,641
Panther BF Aggregator 2 LP:
4.38%, 05/15/26		634	580,368
6.25%, 05/15/26(b)	USD	1,715	1,620,675
8.50%, 05/15/27(b)		2,624	2,289,177
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(k)		200	196,500

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Auto Components (continued)
ZF North America Capital, Inc., 4.00%, 04/29/20(b)	USD	750	$746,250

			8,089,584

Automobiles — 0.1%
General Motors Co., 5.00%, 10/01/28		500	430,820
Tesla, Inc., 5.30%, 08/15/25(b)		653	612,188

			1,043,008

Banks — 4.6%
AIB Group plc, (EUR Swap Annual 5 Year + 5.70%), 5.32%(a)(k)	EUR	400	344,264
Allied Irish Banks plc, (EUR Swap Annual 5 Year + 7.34%), 7.38%(a)(k)		200	214,062
Banco Bilbao Vizcaya Argentaria SA:
(EUR Swap Annual 5 Year + 5.66%), 5.87%(a)(k)		600	559,170
1.00%, 06/21/26		600	609,111
Banco de Credito del Peru, (LIBOR USD 3 Month + 7.71%), 6.87%, 09/16/26(a)	USD	630	643,191
Banco de Sabadell SA(a)(k):
(EUR Swap Annual 5 Year + 6.41%), 6.50%	EUR	200	160,185
(EUR Swap Annual 5 Year + 6.05%), 6.12%		200	160,472
Banco General SA, 4.13%, 08/07/27	USD	500	457,969
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa:
4.13%, 06/06/24		653	610,963
4.38%, 04/11/27		170	150,875
Banco Mercantil del Norte SA(a)(b)(k):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 6.75%		340	259,318
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%		340	258,400
Banco Santander SA(a)(k):
(EUR Swap Annual 5 Year + 6.80%), 6.75%	EUR	200	197,943
(EUR Swap Annual 5 Year + 4.53%), 4.37%		400	328,789
Bancolombia SA, 3.00%, 01/29/25	USD	315	280,350
Bangkok Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 09/25/34(a)		1,100	946,389
Bank of America Corp.:
(LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/25(a)		530	534,950
Series L, 4.18%, 11/25/27		2,000	2,067,326
(LIBOR USD 3 Month + 1.18%), 3.19%, 07/23/30(a)		850	867,035
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.26%), 5.87%(a)(k)		1,477	1,467,148
Bank of Ireland Group plc, 1.38%, 08/29/23	EUR	150	156,925
Bankia SA(a)(k):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		200	168,305
(EUR Swap Annual 5 Year + 6.22%), 6.37%		400	344,032
Barclays plc:
4.38%, 09/11/24	USD	200	199,299
(EUR Swap Annual 1 Year + 0.78%), 1.38%, 01/24/26(a)	EUR	375	382,634
BBVA Bancomer SA, 4.38%, 04/10/24	USD	650	638,658
BNP Paribas SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.94%), 4.50%(a)(b)(k)		2,990	2,302,300
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%(a)(k)		256	225,600
Burgan Senior SPC Ltd., 3.13%, 09/14/21		500	487,187

Security	Par (000)		Value

Banks (continued)
CaixaBank SA(a)(k):
(EUR Swap Annual 5 Year + 6.50%), 6.75%	EUR	200	$179,221
(EUR Swap Annual 5 Year + 4.50%), 5.25%		600	491,342
CBQ Finance Ltd., 3.25%, 06/13/21	USD	300	299,531
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%(a)(k)		250	212,891
CIT Group, Inc., 5.00%, 08/01/23		642	617,675
Citigroup, Inc.:
(LIBOR USD 3 Month + 1.02%), 4.04%, 06/01/24(a)		500	522,504
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(a)		610	625,066
4.30%, 11/20/26		500	523,063
Commerzbank AG:
8.13%, 09/19/23		200	209,086
4.00%, 03/23/26	EUR	150	151,683
Cooperatieve Rabobank UA, (EUR Swap Annual 5 Year + 4.10%), 4.62%(a)(k)		200	192,456
Credit Agricole SA:
(EUR Swap Annual 5 Year + 5.12%), 6.50%(a)(k)		200	209,385
3.25%, 01/14/30(b)	USD	370	349,318
DBS Group Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.92%), 3.30%(a)(k)		995	895,500
Discover Bank:
2.45%, 09/12/24		620	585,179
(USD Swap Semi 5 Year + 1.73%), 4.68%, 08/09/28(a)		465	473,467
Emirates NBD Bank PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(a)(k)		257	217,004
HSBC Holdings plc:
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24(a)		285	292,037
4.95%, 03/31/30		837	914,003
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30(a)		510	522,410
ICICI Bank Ltd., 4.00%, 03/18/26		600	577,200
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(a)	EUR	200	192,484
ING Groep NV, (USD Swap Rate 5 Year + 4.20%), 6.75%(a)(k)	USD	325	278,688
Intercorp Financial Services, Inc., 4.13%, 10/19/27		500	449,219
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		351	301,366
Intesa Sanpaolo SpA:
1.00%, 11/19/26	EUR	300	294,934
(EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(k)		400	405,698
JPMorgan Chase & Co.:
(LIBOR USD 3 Month + 0.89%), 2.70%, 07/23/24(a)	USD	1,000	902,304
3.63%, 12/01/27		300	315,910
(SOFR + 1.51%), 2.74%, 10/15/30(a)		1,500	1,519,705
Series W, (LIBOR USD 3 Month + 1.00%), 2.69%, 05/15/47(a)		1,000	680,000
Kasikornbank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/02/31(a)		830	753,225
Kookmin Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.64%), 4.35%(a)(k)		500	478,906

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Lloyds Banking Group plc(a):
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 02/05/26	USD	200	$188,855
(EUR Swap Annual 1 Year + 3.75%), 1.00%, 04/01/26	EUR	150	171,494
Nanyang Commercial Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(a)(k)	USD	200	181,605
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 1.86%(a)(k)		200	153,000
Nordea Bank Abp, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(a)(b)(k)		585	529,425
QIIB Tier 1 Sukuk Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.88%(a)(k)		500	450,000
Royal Bank of Scotland Group plc(a):
(USD Swap Semi 5 Year + 7.60%), 8.62%(k)		995	970,125
(LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/25		630	656,226
Santander UK plc, 5.00%, 11/07/23(b)		352	354,654
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(a)(k)		1,000	1,040,000
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 1.29%, 01/25/23(a)(l)		100	93,603
Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.38%(a)(b)(k)		200	183,930
TMB Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%(a)(k)		256	217,600
UniCredit SpA(a)(k):
(EUR Swap Annual 5 Year + 9.30%), 9.25%	EUR	200	206,879
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%		400	399,805
Unione di Banche Italiane SpA, (EUR Swap Annual 5 Year + 5.75%), 5.87%, 03/04/29(a)		100	104,176
Wells Fargo & Co.:
5.38%, 11/02/43	USD	500	586,134
(LIBOR USD 3 Month + 4.24%), 5.01%, 04/04/51(a)		11,000	14,044,821
Woori Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.25%(a)(k)		256	240,812

			52,428,454

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 04/15/48		750	793,466
Coca-Cola European Partners plc:
(EURIBOR 3 Month + 0.18%), 0.00%, 11/16/21(a)	EUR	100	110,030
1.75%, 03/27/26		100	112,046
Coca-Cola Icecek A/S, 4.22%, 09/19/24	USD	250	222,813
Embotelladora Andina SA, 3.95%, 01/21/50(b)		400	336,000
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50		346	324,534
Sunshine Mid BV, 6.50%, 05/15/26	EUR	100	103,121

			2,002,010

Biotechnology — 0.1%
AbbVie, Inc.:
4.88%, 11/14/48	USD	500	580,063
4.25%, 11/21/49(b)		295	313,390

			893,453

Security	Par (000)		Value

Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)	USD	206	$183,340
Builders FirstSource, Inc., 5.00%, 03/01/30(b)		158	142,200
Cie de Saint-Gobain, 2.38%, 10/04/27	EUR	200	218,124
CPG Merger Sub LLC, 8.00%, 10/01/21(b)	USD	3	2,911
JELD-WEN, Inc.(b):
4.63%, 12/15/25		151	132,880
4.88%, 12/15/27		6	5,295
Masonite International Corp.(b):
5.75%, 09/15/26		25	24,500
5.38%, 02/01/28		100	98,280
Standard Industries, Inc.:
5.38%, 11/15/24(b)		111	107,115
6.00%, 10/15/25(b)		403	396,068
2.25%, 11/21/26	EUR	397	354,817

			1,665,530

Capital Markets — 1.9%
ADCB Finance Cayman Ltd., 4.00%, 03/29/23(b)	USD	240	236,250
AG Issuer LLC, 6.25%, 03/01/28(b)		40	33,600
Altice France Holding SA, 10.50%, 05/15/27(b)		3,008	3,173,440
CCTI Ltd., 3.63%, 08/08/22		710	726,197
Cerah Capital Ltd., 0.00%, 08/08/24(l)(m)		1,300	1,129,999
Cindai Capital Ltd., 0.00%, 02/08/23(l)(m)		900	854,898
Credit Suisse Group AG(a):
(USD Swap Semi 5 Year + 4.60%), 7.50%(b)(k)		200	184,320
(USD Swap Semi 5 Year + 3.46%), 6.25%(k)		200	184,250
(SOFR + 1.56%), 2.59%, 09/11/25(b)		1,500	1,425,062
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%(b)(k)		350	307,195
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.29%), 5.10%(b)(k)		935	722,287
Deutsche Bank AG, 3.15%, 01/22/21		500	488,475
Goldman Sachs Bank USA, (SOFR + 0.60%), 0.61%, 05/24/21(a)		1,870	1,818,859
Goldman Sachs Group, Inc. (The), Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(a)(k)		1,130	1,005,700
Huarong Finance 2019 Co. Ltd.:
4.50%, 05/29/29		500	511,406
3.38%, 02/24/30		800	756,750
Huarong Finance Co. Ltd., 3.88%, 11/13/29		1,000	974,688
Joy Treasure Assets Holdings, Inc., 4.50%, 03/20/29		200	218,375
Morgan Stanley(a):
(SOFR + 1.15%), 2.72%, 07/22/25		1,040	1,042,034
(SOFR + 3.12%), 3.62%, 04/01/31		1,675	1,751,951
MSCI, Inc.(b):
4.75%, 08/01/26		24	23,640
4.00%, 11/15/29		64	63,576
3.63%, 09/01/30		82	77,798
Owl Rock Capital Corp.:
4.00%, 03/30/25		90	69,396
3.75%, 07/22/25		415	344,248
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(l)(m)		1,490	1,404,918
SBI Holdings, Inc., 0.00%, 09/13/23(l)(m)	JPY	110,000	939,600
State Street Corp., (SOFR + 2.65%), 3.15%, 03/30/31(a)(b)	USD	630	644,461
SURA Asset Management SA, 4.88%, 04/17/24		400	388,375
UBS AG, (EURIBOR 3 Month + 0.50%), 0.11%, 04/23/21(a)	EUR	300	328,031
Xi Yang Overseas Ltd., 4.30%, 06/05/24	USD	355	365,927

			22,195,706

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals — 1.2%
Air Liquide Finance SA, 1.00%, 04/02/25	EUR	100	$112,435
Arkema SA, 0.75%, 12/03/29		100	101,801
Ashland Services BV, 2.00%, 01/30/28		218	208,575
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(b)(i)	USD	1,610	1,449,000
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		1,868	1,720,895
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		300	288,000
Blue Cube Spinco LLC:
9.75%, 10/15/23		174	180,742
10.00%, 10/15/25		659	695,311
Braskem Netherlands Finance BV, 3.50%, 01/10/23		500	442,969
Chemours Co. (The):
6.63%, 05/15/23		1,229	1,044,650
5.38%, 05/15/27		72	55,069
Dow Chemical Co. (The), 5.55%, 11/30/48		125	140,362
Ecolab, Inc., 4.80%, 03/24/30		105	117,945
Element Solutions, Inc., 5.88%, 12/01/25(b)		1,763	1,727,740
Equate Petrochemical BV, 4.25%, 11/03/26		400	379,750
Gates Global LLC, 6.25%, 01/15/26(b)		473	418,605
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		432	401,760
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	93,140
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		296	270,961
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	21	18,428
OCI NV:
3.13%, 11/01/24	EUR	100	97,055
5.25%, 11/01/24(b)	USD	200	172,000
Pearl Holding III Ltd., 9.50%, 12/11/22		1,000	678,689
PQ Corp.(b):
6.75%, 11/15/22		390	391,966
5.75%, 12/15/25		485	436,500
Rock International Investment, Inc., 6.63%, 03/27/20(f)(g)		1,000	419,414
Sociedad Quimica y Minera de Chile SA, 4.25%, 01/22/50(b)		400	313,760
Valvoline, Inc., 4.25%, 02/15/30(b)		297	278,408
W.R. Grace & Co.(b):
5.13%, 10/01/21		250	252,500
5.63%, 10/01/24		216	212,695
Yingde Gases Investment Ltd., 6.25%, 01/19/23(b)		200	181,500

			13,302,625

Commercial Services & Supplies — 1.1%
ACCO Brands Corp., 5.25%, 12/15/24(b)		64	61,440
ADT Security Corp. (The):
3.50%, 07/15/22		36	35,100
4.13%, 06/15/23		84	82,109
4.88%, 07/15/32(b)		433	367,920
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		54	54,675
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		1,836	1,803,870
9.75%, 07/15/27		1,653	1,557,787
APX Group, Inc.:
7.88%, 12/01/22		93	87,451
8.50%, 11/01/24(b)		76	69,351
6.75%, 02/15/27(b)		539	447,370
Aramark Services, Inc.:
5.00%, 04/01/25(b)		135	127,791
4.75%, 06/01/26		158	148,883
5.00%, 02/01/28(b)		996	926,898
Clean Harbors, Inc.(b):
4.88%, 07/15/27		332	324,995

Security		Par (000)	Value

Commercial Services & Supplies (continued)
5.13%, 07/15/29	USD	505	$469,650
Garda World Security Corp.(b):
4.63%, 02/15/27		254	227,330
9.50%, 11/01/27		214	191,295
GFL Environmental, Inc.(b):
7.00%, 06/01/26		625	604,947
5.13%, 12/15/26		541	527,475
8.50%, 05/01/27		320	321,504
IAA, Inc., 5.50%, 06/15/27(b)		462	446,985
Intrum AB, 3.50%, 07/15/26	EUR	151	119,075
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	552	527,160
Mobile Mini, Inc., 5.88%, 07/01/24		559	535,242
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		45	41,737
Prime Security Services Borrower LLC(b):
5.25%, 04/15/24		320	316,093
5.75%, 04/15/26		234	229,320
6.25%, 01/15/28		606	522,675
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		414	412,961
SPIE SA, 2.63%, 06/18/26	EUR	100	98,324
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		200	202,934
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25		100	103,121
Vericast Corp., 8.38%, 08/15/22(b)	USD	110	84,837
Verisure Holding AB, 3.50%, 05/15/23	EUR	100	102,239
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	648	601,214

			12,781,758

Communications Equipment — 0.2%
CommScope, Inc.(b):
5.50%, 03/01/24		439	444,268
6.00%, 03/01/26		222	221,667
Nokia OYJ:
3.38%, 06/12/22		43	42,813
4.38%, 06/12/27		63	61,110
6.63%, 05/15/39		437	442,681
ViaSat, Inc., 5.63%, 04/15/27(b)		938	926,275

			2,138,814

Construction & Engineering — 0.3%
Aldesa Financial Services SA, 7.25%, 04/01/21	EUR	400	384,198
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)	USD	582	456,986
China Shandong International Economic & Technical Finance 1 Ltd., 4.00%, 12/21/20		600	591,750
China Singyes Solar Technologies Holdings Ltd., 6.00%, (6.00% Cash or 6.00% PIK), 12/19/22(i)		877	691,829
Delhi International Airport Ltd.:
6.45%, 06/04/29(b)		200	164,187
6.45%, 06/04/29		525	430,991
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(a)(k)	EUR	200	179,453
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27	USD	200	159,848
Heathrow Finance plc, 4.13%, 09/01/29	GBP	143	151,954
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(k)	USD	200	191,875
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		148	147,630
6.25%, 03/15/26		70	64,400

			3,615,101

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Construction Materials — 0.1%
Inversiones CMPC SA, 4.75%, 09/15/24	USD	600	$588,000

Consumer Finance — 1.6%
AerCap Ireland Capital DAC, 4.50%, 05/15/21		200	183,481
Ally Financial, Inc., 8.00%, 11/01/31		1,625	1,882,887
CDBL Funding 1, 3.00%, 04/24/23		800	832,250
Ford Motor Credit Co. LLC:
5.88%, 08/02/21		1,229	1,204,420
3.81%, 01/09/24		209	189,145
4.13%, 08/04/25		379	336,173
4.39%, 01/08/26		500	437,500
General Motors Financial Co., Inc.: 3.55%, 04/09/21		140	134,143
(EURIBOR 3 Month + 0.68%), 0.28%, 05/10/21(a)	EUR	100	106,599
3.20%, 07/06/21	USD	1,000	951,924
4.20%, 11/06/21		475	453,361
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(i)		379	242,912
Hanhui International Ltd., 4.37%, 08/22/22		570	554,656
LeasePlan Corp. NV, (EURIBOR 3 Month + 0.50%), 0.11%, 01/25/21(a)	EUR	200	218,256
Manappuram Finance Ltd., 5.90%, 01/13/23	USD	900	648,000
Muthoot Finance Ltd., 4.40%, 09/02/23		200	155,403
Navient Corp.:
5.00%, 10/26/20		29	28,565
7.25%, 09/25/23		70	67,904
6.13%, 03/25/24		97	89,725
5.88%, 10/25/24		30	27,600
6.75%, 06/25/25		148	136,160
6.75%, 06/15/26		224	206,080
5.00%, 03/15/27		360	309,492
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		1,430	1,279,850
Springleaf Finance Corp.:
6.13%, 05/15/22		22	22,227
6.88%, 03/15/25		209	210,488
7.13%, 03/15/26		714	706,860
6.63%, 01/15/28		125	118,125
5.38%, 11/15/29		148	135,420
Synchrony Financial, 2.85%, 07/25/22		245	232,618
Toyota Motor Credit Corp., 3.38%, 04/01/30		6,120	6,179,794
Volkswagen Bank GmbH, (EURIBOR 3 Month + 0.42%), 0.00%, 06/15/21(a)	EUR	100	108,721

			18,390,739

Containers & Packaging — 0.7%
ARD Finance SA, 6.50%, (6.50% Cash or 0.00% PIK), 06/30/27(b)(i)	USD	1,179	1,012,643
Ardagh Packaging Finance plc:
2.13%, 08/15/26	EUR	100	98,324
4.13%, 08/15/26(b)	USD	200	199,000
Crown Americas LLC:
4.75%, 02/01/26		556	569,733
4.25%, 09/30/26		17	16,745
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		177	181,425
Crown European Holdings SA, 2.25%, 02/01/23(b)	EUR	100	107,914
Graphic Packaging International LLC(b):
4.75%, 07/15/27	USD	123	120,294
3.50%, 03/15/28		58	52,183
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		257	245,435
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		707	650,440
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	149	139,814
5.50%, 04/15/24(b)	USD	1,587	1,460,040

Security	Par (000)		Value

Containers & Packaging (continued)
Reynolds Group Issuer, Inc.(b):
(LIBOR USD 3 Month + 3.50%), 5.33%, 07/15/21(a)	USD	205	$199,875
5.13%, 07/15/23		339	335,610
7.00%, 07/15/24		221	224,591
Silgan Holdings, Inc.:
3.25%, 03/15/25	EUR	300	322,598
4.13%, 02/01/28(b)	USD	181	166,973
2.25%, 06/01/28	EUR	232	226,703
Trivium Packaging Finance BV(e):
3.75%, 08/15/26		100	100,309
5.50%, 08/15/26(b)	USD	849	844,755
8.50%, 08/15/27(b)		1,258	1,264,290

			8,539,694

Distributors — 0.3%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26		578	550,545
4.00%, 01/15/28		536	487,760
Core & Main Holdings LP, 8.63%, (8.63% Cash or 9.38% PIK), 09/15/24(i)		547	500,505
Core & Main LP, 6.13%, 08/15/25		743	690,990
Wolverine Escrow LLC:
8.50%, 11/15/24		236	188,208
9.00%, 11/15/26		580	471,250

			2,889,258

Diversified Consumer Services — 0.2%
frontdoor, Inc., 6.75%, 08/15/26(b)		486	465,345
Graham Holdings Co., 5.75%, 06/01/26(b)		420	411,600
Laureate Education, Inc., 8.25%, 05/01/25(b)		42	41,790
Service Corp. International, 5.13%, 06/01/29		198	201,960
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		420	414,750
Sotheby’s, 7.38%, 10/15/27(b)		500	398,125

			1,933,570

Diversified Financial Services — 1.0%
Arrow Global Finance plc, 5.13%, 09/15/24	GBP	100	106,821
Berkshire Hathaway, Inc., 0.00%, 03/12/25	EUR	175	182,942
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	300	346,859
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(b)	USD	500	516,094
Coastal Emerald Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 4.30%(a)(k)		595	551,491
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		128	120,320
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	330	248,562
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	USD	1,500	1,474,779
Grupo de Inversiones Suramericana SA, 5.70%, 05/18/21		371	370,420
HBOS Capital Funding LP, 6.85%(k)		416	391,664
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK), 08/15/24(i)	EUR	553	506,940
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)	USD	1,824	1,586,989
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	496	541,568
6.25%, 05/15/26(b)	USD	1,404	1,449,630
8.25%, 11/15/26(b)		593	625,615
Verscend Escrow Corp., 9.75%, 08/15/26(b)		2,674	2,668,973

			11,689,667

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services — 3.0%
Altice France SA:
7.38%, 05/01/26(b)	USD	2,248	$2,231,477
5.88%, 02/01/27	EUR	250	279,172
8.13%, 02/01/27(b)	USD	898	936,165
5.50%, 01/15/28(b)		496	464,405
AT&T, Inc.:
3.60%, 07/15/25		350	370,824
4.50%, 03/09/48		1,000	1,082,925
CCO Holdings LLC(b):
4.00%, 03/01/23		145	144,456
5.75%, 02/15/26		152	153,923
5.13%, 05/01/27		1,550	1,554,030
5.00%, 02/01/28		66	66,165
5.38%, 06/01/29		772	793,307
4.75%, 03/01/30		272	270,640
4.50%, 08/15/30		1,407	1,378,860
4.50%, 05/01/32		1,231	1,200,471
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		876	931,013
Series Y, 7.50%, 04/01/24		183	200,385
5.13%, 12/15/26(b)		874	874,000
4.00%, 02/15/27(b)		596	578,120
Series P, 7.60%, 09/15/39		206	199,820
Series U, 7.65%, 03/15/42		375	363,750
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		92	92,575
Front Range BidCo, Inc.(b):
4.00%, 03/01/27		1,672	1,598,850
6.13%, 03/01/28		1,274	1,210,300
Frontier Communications Corp., 8.00%, 04/01/27(b)		2,283	2,251,677
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		948	620,940
8.50%, 10/15/24(b)		1,000	629,700
Level 3 Financing, Inc.:
5.63%, 02/01/23		11	10,945
5.13%, 05/01/23		42	41,265
5.38%, 05/01/25		6	5,970
5.25%, 03/15/26		427	426,733
4.63%, 09/15/27(b)		298	296,182
Network i2i Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%(a)(k)		256	203,200
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(i)		140	95,550
Ooredoo International Finance Ltd., 3.75%, 06/22/26		600	600,000
Orange SA:
0.00%, 09/04/26	EUR	500	511,799
1.25%, 07/07/27		200	220,340
0.50%, 09/04/32		300	286,119
Qualitytech LP, 4.75%, 11/15/25(b)	USD	760	733,400
Sable International Finance Ltd., 5.75%, 09/07/27(b)		200	180,000
Sprint Capital Corp.:
6.88%, 11/15/28		796	909,191
8.75%, 03/15/32		749	990,553
Telecom Italia Capital SA:
6.38%, 11/15/33		179	181,685
6.00%, 09/30/34		519	513,810
7.20%, 07/18/36		72	74,520
7.72%, 06/04/38		125	132,151
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	200	287,335
Telecom Italia SpA:
1.13%, 03/26/22(l)		100	103,965
5.30%, 05/30/24(b)	USD	501	503,535

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
2.75%, 04/15/25	EUR	200	$206,794
3.00%, 09/30/25		100	104,487
2.38%, 10/12/27		300	292,820
5.25%, 03/17/55		100	109,893
Telesat Canada(b):
4.88%, 06/01/27	USD	609	581,473
6.50%, 10/15/27		24	23,040
Verizon Communications, Inc.:
1.38%, 10/27/26	EUR	150	164,305
3.88%, 02/08/29	USD	325	359,423
4.50%, 08/10/33		500	589,357
2.88%, 01/15/38	EUR	150	168,037
5.50%, 03/16/47	USD	225	308,047
5.01%, 04/15/49		290	389,714
4.00%, 03/22/50		780	922,456
Virgin Media Finance plc, 5.75%, 01/15/25(b)		1,352	1,311,440
Virgin Media Secured Finance plc:
5.50%, 08/15/26(b)		200	203,000
6.25%, 03/28/29	GBP	360	443,427
5.50%, 05/15/29(b)	USD	260	259,064

			34,222,975

Electric Utilities — 0.7%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30		800	658,000
Adani Transmission Ltd., 4.25%, 05/21/36		875	818,177
ContourGlobal Power Holdings SA, 4.13%, 08/01/25	EUR	227	219,425
Duke Energy Corp., 3.95%, 08/15/47	USD	750	722,487
Edison International, 4.95%, 04/15/25		65	64,850
Enel Finance International NV, 4.25%, 09/14/23(b)		595	608,719
Exelon Corp., 4.45%, 04/15/46		200	200,199
Huachen Energy Co. Ltd., 6.63%, 05/18/20(f)(g)		275	107,766
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		457	446,344
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		256	213,075
Naturgy Finance BV:
(EUR Swap Annual 9 Year + 3.08%), 3.38%(a)(k)	EUR	100	105,909
1.88%, 10/05/29		100	116,278
NextEra Energy Capital Holdings, Inc., 2.75%, 11/01/29	USD	495	477,224
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24		278	271,050
4.25%, 09/15/24		60	58,500
4.50%, 09/15/27		4	3,900
NRG Energy, Inc.:
3.75%, 06/15/24(b)		63	61,804
6.63%, 01/15/27		1,003	1,043,120
4.45%, 06/15/29(b)		291	294,414
5.25%, 06/15/29(b)		597	614,910
Oncor Electric Delivery Co. LLC, 3.10%, 09/15/49		165	160,033
Virginia Electric & Power Co., Series B, 3.80%, 09/15/47		500	507,330
Vistra Operations Co. LLC, 4.30%, 07/15/29(b)		409	362,624

			8,136,138

Electrical Equipment — 0.1%
Sensata Technologies BV(b):
5.63%, 11/01/24		175	170,625
5.00%, 10/01/25		833	789,267

			959,892

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electronic Equipment, Instruments & Components — 0.5%
AAC Technologies Holdings, Inc., 3.00%, 11/27/24	USD	1,500	$1,440,000
Anixter, Inc., 6.00%, 12/01/25		274	268,178
Belden, Inc.:
4.13%, 10/15/26	EUR	210	216,297
3.88%, 03/15/28		100	99,812
CDW LLC:
5.50%, 12/01/24	USD	1,064	1,108,997
5.00%, 09/01/25		150	154,545
Ingenico Group SA, 1.63%, 09/13/24	EUR	200	216,299
Innolux Corp., Series 1, 0.00%, 01/22/25(l)(m)	USD	1,200	1,186,500
Itron, Inc., 5.00%, 01/15/26(b)		7	6,650
LG Display Co. Ltd., 1.50%, 08/22/24(l)		400	365,080
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		131	117,900

			5,180,258

Energy Equipment & Services — 0.5%
Anton Oilfield Services Group:
9.75%, 12/05/20		1,300	1,170,406
7.50%, 12/02/22		800	541,336
Apergy Corp., 6.38%, 05/01/26		138	106,260
Archrock Partners LP(b):
6.88%, 04/01/27		285	202,379
6.25%, 04/01/28		148	102,120
Hilong Holding Ltd., 8.25%, 09/26/22		2,695	1,751,750
Nabors Industries Ltd.(b):
7.25%, 01/15/26		140	47,600
7.50%, 01/15/28		127	40,640
Nabors Industries, Inc., 4.63%, 09/15/21		11	6,930
Pacific Drilling SA, 8.38%, 10/01/23(b)		260	70,200
Tervita Corp., 7.63%, 12/01/21(b)		403	282,100
Transocean, Inc.:
6.50%, 11/15/20		10	7,950
8.37%, 12/15/21(e)		5	2,900
8.00%, 02/01/27(b)		251	119,225
USA Compression Partners LP:
6.88%, 04/01/26		639	399,375
6.88%, 09/01/27		329	203,980
Vallourec SA, 6.63%, 10/15/22	EUR	200	123,794

			5,178,945

Entertainment — 0.3%
Banijay Entertainment SASU, 3.50%, 03/01/25		122	121,001
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24	USD	74	65,120
5.88%, 11/01/24		108	92,340
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		71	64,635
Netflix, Inc.:
4.88%, 04/15/28		9	9,270
5.88%, 11/15/28		417	445,565
5.38%, 11/15/29(b)		892	925,584
3.63%, 06/15/30	EUR	835	897,898
4.88%, 06/15/30(b)	USD	640	649,696
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	475	548,698

			3,819,807

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp., 3.13%, 01/15/27	USD	1,000	976,103
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)		561	455,184
Crown Castle International Corp.:
3.80%, 02/15/28		1,000	1,022,261
3.30%, 07/01/30		990	981,872
4.15%, 07/01/50		580	573,620
GLP Capital LP:
3.35%, 09/01/24		70	61,950

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
5.25%, 06/01/25	USD	79	$73,075
5.38%, 04/15/26		131	116,118
4.00%, 01/15/30		325	273,260
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25	EUR	100	108,960
Series ETMn, 2.50%, 11/28/29		200	221,249
Iron Mountain, Inc.:
3.00%, 01/15/25		200	193,742
5.25%, 03/15/28(b)	USD	194	191,633
4.88%, 09/15/29(b)		34	31,939
iStar, Inc., 5.25%, 09/15/22		60	55,350
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		1,007	966,720
4.50%, 09/01/26		669	555,270
5.75%, 02/01/27		36	31,320
4.50%, 01/15/28		232	197,200
MPT Operating Partnership LP:
5.50%, 05/01/24		34	33,065
5.00%, 10/15/27		1,239	1,201,830
4.63%, 08/01/29		362	336,660
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		659	494,250
SBA Communications Corp.:
4.88%, 09/01/24		1,076	1,090,795
3.88%, 02/15/27(b)		808	810,020
Trust Fibra Uno, 5.25%, 01/30/26		700	641,594
Uniti Group LP(b):
6.00%, 04/15/23		132	120,120
7.88%, 02/15/25		645	593,000
VICI Properties LP(b):
3.50%, 02/15/25		318	296,535
4.25%, 12/01/26		816	748,680
3.75%, 02/15/27		470	442,975
4.63%, 12/01/29		342	312,034
4.13%, 08/15/30		1,363	1,276,109

			15,484,493

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc.:
6.63%, 06/15/24		114	115,710
5.75%, 03/15/25		89	89,925
4.63%, 01/15/27(b)		1,069	1,063,655
5.88%, 02/15/28(b)		126	128,243
4.88%, 02/15/30(b)		346	345,135
Carrefour SA, 2.63%, 12/15/27	EUR	200	227,863
Casino Guichard Perrachon SA, 3.58%, 02/07/25(e)		100	88,164
Cencosud SA, 6.63%, 02/12/45	USD	228	203,419
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21	EUR	100	77,203
Iceland Bondco plc, 4.63%, 03/15/25	GBP	200	197,494
Koninklijke Ahold Delhaize NV, 1.75%, 04/02/27	EUR	100	111,941
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(a)		200	205,698
Quatrim SASU, 5.88%, 01/15/24		100	107,238
Sysco Corp.:
5.65%, 04/01/25	USD	105	109,311
5.95%, 04/01/30		163	171,124
Tesco Corporate Treasury Services plc, 0.88%, 05/29/26	EUR	125	127,867

.			3,369,990

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products — 0.8%
Chobani LLC, 7.50%, 04/15/25(b)	USD	1,815	$1,651,650
General Mills, Inc., 2.88%, 04/15/30		540	538,920
Gruma SAB de CV, 4.88%, 12/01/24		760	723,900
JBS USA LUX SA(b):
5.88%, 07/15/24		341	345,263
5.75%, 06/15/25		749	756,490
6.75%, 02/15/28		114	121,465
6.50%, 04/15/29		759	814,179
5.50%, 01/15/30		166	171,395
Knight Castle Investments Ltd., 7.99%, 01/23/21		1,400	729,750
Kraft Heinz Foods Co.:
2.25%, 05/25/28	EUR	100	94,399
5.00%, 07/15/35	USD	107	106,380
6.88%, 01/26/39		219	250,497
4.63%, 10/01/39(b)		98	87,763
6.50%, 02/09/40		145	158,220
5.00%, 06/04/42		9	8,521
5.20%, 07/15/45		237	227,850
4.38%, 06/01/46		222	199,982
4.88%, 10/01/49(b)		798	725,593
Nestle Finance International Ltd., 1.13%, 04/01/26	EUR	100	114,111
Post Holdings, Inc.(b):
5.00%, 08/15/26	USD	224	230,530
5.63%, 01/15/28		275	279,125
5.50%, 12/15/29		17	17,634
4.63%, 04/15/30		395	378,212
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	100	113,329
Sigma Finance Netherlands BV, 4.88%, 03/27/28	USD	331	310,147
Simmons Foods, Inc., 7.75%, 01/15/24(b)		283	283,000

			9,438,305

Gas Utilities — 0.1%
China Oil & Gas Group Ltd., 5.50%, 01/25/23		200	179,830
Perusahaan Gas Negara Tbk. PT, 5.13%, 05/16/24		769	750,015
Superior Plus LP, 7.00%, 07/15/26(b)		191	186,225

			1,116,070

Health Care Equipment & Supplies — 0.3%
Baxter International, Inc., 3.95%, 04/01/30(b)		30	32,166
Becton Dickinson and Co., 4.67%, 06/06/47		275	296,332
Hologic, Inc.(b):
4.38%, 10/15/25		61	60,408
4.63%, 02/01/28		188	188,470
Immucor, Inc., 11.13%, 02/15/22(b)		42	37,800
Koninklijke Philips NV, 1.38%, 03/30/25	EUR	100	112,334
Ortho-Clinical Diagnostics, Inc.(b):
6.63%, 05/15/22	USD	641	605,745
7.25%, 02/01/28		1,540	1,324,246
Stryker Corp., 0.75%, 03/01/29	EUR	200	205,664
Teleflex, Inc.:
4.88%, 06/01/26	USD	264	261,360
4.63%, 11/15/27		34	33,963

			3,158,488

Health Care Providers & Services — 1.8%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		241	229,704
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		1,245	1,077,363
Anthem, Inc., 2.88%, 09/15/29		325	316,633
Centene Corp.:
4.75%, 01/15/25		108	108,269
5.25%, 04/01/25(b)		20	20,100
5.38%, 06/01/26(b)		242	249,286

Security	Par (000)		Value

Health Care Providers & Services (continued)
5.38%, 08/15/26(b)	USD	750	$765,000
4.25%, 12/15/27(b)		530	519,400
4.63%, 12/15/29(b)		1,255	1,261,275
3.38%, 02/15/30(b)		326	303,180
Community Health Systems, Inc.(b):
8.63%, 01/15/24		337	332,683
6.63%, 02/15/25		740	684,500
8.00%, 03/15/26		2,194	2,084,300
CVS Health Corp., 5.05%, 03/25/48		600	685,517
Encompass Health Corp., 5.75%, 11/01/24		142	142,667
HCA, Inc.:
5.38%, 02/01/25		543	555,217
5.88%, 02/15/26		7	7,368
5.38%, 09/01/26		419	431,570
5.63%, 09/01/28		222	232,367
5.88%, 02/01/29		456	482,220
3.50%, 09/01/30		1,852	1,680,156
LifePoint Health, Inc., 4.38%, 02/15/27(b)		360	339,120
MEDNAX, Inc.(b):
5.25%, 12/01/23		88	71,720
6.25%, 01/15/27		444	356,310
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		524	510,900
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(i)		275	213,302
Radiology Partners, Inc., 9.25%, 02/01/28(b)		260	225,095
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		1,107	797,040
10.00%, 04/15/27		1,246	872,200
Tenet Healthcare Corp.:
8.13%, 04/01/22		824	784,860
4.63%, 07/15/24		436	416,380
4.63%, 09/01/24(b)		219	209,758
4.88%, 01/01/26(b)		1,632	1,554,480
6.25%, 02/01/27(b)		326	317,850
5.13%, 11/01/27(b)		590	561,975
UnitedHealth Group, Inc., 3.50%, 08/15/39		800	862,748
Vizient, Inc., 6.25%, 05/15/27(b)		600	585,249

			20,847,762

Health Care Technology — 0.1%
IQVIA, Inc.:
3.25%, 03/15/25(b)	EUR	100	107,535
3.25%, 03/15/25		200	215,069
5.00%, 10/15/26(b)	USD	200	204,000
5.00%, 05/15/27(b)		1,144	1,169,740

			1,696,344

Hotels, Restaurants & Leisure — 1.7%
1011778 BC ULC(b):
4.25%, 05/15/24		84	83,789
5.00%, 10/15/25		1,145	1,093,464
3.88%, 01/15/28		633	601,350
4.38%, 01/15/28		467	431,461
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	200	184,599
Boyne USA, Inc., 7.25%, 05/01/25(b)	USD	204	194,820
Cedar Fair LP, 5.25%, 07/15/29(b)		405	342,225
Churchill Downs, Inc.(b):
5.50%, 04/01/27		715	674,009
4.75%, 01/15/28		387	336,690
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	225	224,269
4.88%, 08/28/25		100	98,368
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	152	136,800
6.00%, 09/15/26		148	133,570

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Explorer II A/S, 3.38%, 02/24/25	EUR	100	$64,524
Fortune Star BVI Ltd.:
5.95%, 01/29/23	USD	200	176,563
6.75%, 07/02/23		256	229,600
Golden Nugget, Inc., 6.75%, 10/15/24(b)		1,408	886,885
Greene King Finance plc, Series B2, (LIBOR GBP 3 Month + 2.08%), 2.57%, 03/15/36(a)	GBP	100	109,481
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24	USD	93	86,955
5.13%, 05/01/26		337	316,780
4.88%, 01/15/30		1,075	913,750
Hilton Worldwide Finance LLC, 4.88%, 04/01/27		231	219,450
Huazhu Group Ltd., 0.38%, 11/01/22(l)		913	875,932
IRB Holding Corp., 6.75%, 02/15/26(b)		168	132,370
KFC Holding Co., 5.25%, 06/01/26(b)		600	599,160
Las Vegas Sands Corp.:
2.90%, 06/25/25		52	47,142
3.50%, 08/18/26		46	42,075
3.90%, 08/08/29		30	25,855
LHMC Finco 2 SARL: 7.25%, (7.25% Cash or 8.00% PIK), 10/02/25(i)	EUR	329	137,885
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26	USD	14	12,180
McDonald’s Corp.:
3.50%, 07/01/27		105	110,304
3.60%, 07/01/30		105	110,243
4.45%, 09/01/48		300	332,457
3.63%, 09/01/49		810	817,246
4.20%, 04/01/50		375	419,454
Melco Resorts Finance Ltd.:
5.25%, 04/26/26		256	229,225
5.38%, 12/04/29		545	458,481
MGM China Holdings Ltd., 5.88%, 05/15/26		486	404,443
MGM Resorts International:
7.75%, 03/15/22		692	685,440
6.00%, 03/15/23		229	220,985
5.75%, 06/15/25		23	20,585
Motion Bondco DAC, 6.63%, 11/15/27(b)		400	280,000
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	100	83,221
Scientific Games International, Inc.(b):
5.00%, 10/15/25	USD	1,522	1,324,140
8.25%, 03/15/26		721	461,519
7.00%, 05/15/28		138	84,870
7.25%, 11/15/29		50	31,250
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24		880	745,800
5.50%, 04/15/27		16	13,480
Station Casinos LLC, 4.50%, 02/15/28(b)		286	231,660
Studio City Finance Ltd., 7.25%, 02/11/24		746	650,326
Viking Cruises Ltd., 5.88%, 09/15/27(b)		250	146,277
Vinpearl JSC, 3.50%, 06/14/23(l)		600	589,410
William Hill plc, 4.75%, 05/01/26	GBP	200	189,458
Wyndham Destinations, Inc., 5.75%, 04/01/27(e)	USD	37	30,895
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		130	113,100
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)		183	165,615
Wynn Macau Ltd., 5.50%, 10/01/27		200	173,000
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		148	134,680
Yum! Brands, Inc.:
7.75%, 04/01/25(b)		342	359,100
4.75%, 01/15/30(b)		234	219,960
5.35%, 11/01/43		127	107,950

			19,356,575

Security		Par (000)	Value

Household Durables — 0.4%
Ashton Woods USA LLC, 6.63%, 01/15/28(b)	USD	54	$42,660
Brookfield Residential Properties, Inc.(b):
6.25%, 09/15/27		198	171,745
4.88%, 02/15/30		569	432,269
Installed Building Products, Inc., 5.75%, 02/01/28(b)		101	96,203
K. Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		262	267,895
Lennar Corp.:
6.25%, 12/15/21		360	359,100
4.88%, 12/15/23		134	131,320
4.75%, 05/30/25		228	217,740
5.25%, 06/01/26		108	109,890
4.75%, 11/29/27		650	648,375
Mattamy Group Corp.(b):
5.25%, 12/15/27		118	109,740
4.63%, 03/01/30		367	315,620
MDC Holdings, Inc., 6.00%, 01/15/43		32	30,256
Meritage Homes Corp., 5.13%, 06/06/27		60	56,400
PulteGroup, Inc.:
5.00%, 01/15/27		22	21,952
7.88%, 06/15/32		15	16,500
6.38%, 05/15/33		352	355,766
Shea Homes LP, 4.75%, 02/15/28(b)		210	179,287
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		127	117,954
Tempur Sealy International, Inc., 5.50%, 06/15/26		8	7,001
TRI Pointe Group, Inc.:
4.88%, 07/01/21		97	90,099
5.25%, 06/01/27		2	1,779
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		170	165,835
6.88%, 08/15/23		630	573,300

			4,518,686

Household Products — 0.1%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		11	11,110
7.75%, 01/15/27		243	251,189
Kimberly-Clark Corp., 3.10%, 03/26/30		40	43,273
Spectrum Brands, Inc.:
5.75%, 07/15/25		370	345,950
5.00%, 10/01/29(b)		35	29,750

			681,272

Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp.:
5.50%, 02/01/24		49	46,550
5.75%, 01/15/25		864	799,200
5.25%, 06/01/26(b)		972	923,400
4.50%, 02/15/28(b)		57	55,247
5.13%, 03/15/28(b)		984	905,280
Clearway Energy Operating LLC:
5.75%, 10/15/25		117	115,830
4.75%, 03/15/28(b)		196	181,790
Listrindo Capital BV, 4.95%, 09/14/26(b)		200	173,250
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		84	83,385
Talen Energy Supply LLC:
6.50%, 06/01/25		20	12,946
10.50%, 01/15/26(b)		20	14,400

			3,311,278

Industrial Conglomerates — 0.1%
3M Co.:
3.05%, 04/15/30		60	62,510
3.70%, 04/15/50		860	972,003

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates (continued)
General Electric Co., (EURIBOR 3 Month + 0.30%), 0.00%, 05/28/20(a)	EUR	100	$109,960
Honeywell International, Inc., 0.75%, 03/10/32		100	100,389

			1,244,862

Insurance — 1.2%
Achmea BV, (EURIBOR Swap Rate 5 Year + 4.78%), 4.62%(a)(k)		250	226,696
Acrisure LLC, 8.13%, 02/15/24(b)	USD	173	168,511
Aflac, Inc., 3.60%, 04/01/30		235	238,017
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27(b)		1,123	1,051,577
AmWINS Group, Inc., 7.75%, 07/01/26(b)		387	379,260
Ardonagh Midco 3 plc, 8.63%, 07/15/23(b)		200	178,000
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(a)(k)		1,056	1,003,222
Assicurazioni Generali SpA(a):
(EURIBOR 3 Month + 4.50%), 4.60%(k)	EUR	100	108,084
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		450	538,570
(EURIBOR 3 Month + 5.35%), 5.00%, 06/08/48		100	117,449
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(a)(k)		200	213,223
CNP Assurances:
1.88%, 10/20/22		100	110,380
(EURIBOR 3 Month + 4.60%), 4.50%, 06/10/47(a)		100	119,254
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(a)(k)	USD	1,200	1,155,000
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	255	285,695
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	525	483,000
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(a)(k)		2,000	1,913,125
HUB International Ltd., 7.00%, 05/01/26(b)		1,515	1,499,850
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(a)(k)		1,800	1,737,000
NFP Corp., 8.00%, 07/15/25(b)		202	184,830
Nippon Life Insurance Co., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 3.40%, 01/23/50(a)		225	216,000
QBE Insurance Group Ltd., (USD Swap Rate 10 Year + 4.40%), 5.87%, 06/17/46(a)		1,200	1,146,004
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		1,200	817,200

			13,889,947

Interactive Media & Services — 0.2%
Baidu, Inc., 4.13%, 06/30/25		600	640,500
JOYY, Inc., 0.75%, 06/15/25(b)(l)		111	100,277
Match Group, Inc., 4.13%, 08/01/30(b)		426	380,737
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		251	225,272
Tencent Holdings Ltd., 3.80%, 02/11/25		600	639,156
Twitter, Inc., 3.88%, 12/15/27(b)		99	95,226

			2,081,168

Internet & Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		500	524,675
Baozun, Inc., 1.63%, 05/01/24(b)(l)		413	334,641
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)		250	252,300
Prosus NV, 5.50%, 07/21/25		700	683,375

			1,794,991

Security		Par (000)	Value

IT Services — 0.9%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	2,065	$1,734,682
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	210	212,014
9.75%, 09/01/26(b)	USD	1,586	1,395,680
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		719	704,620
Fidelity National Information Services, Inc., 3.75%, 05/21/29		235	255,498
Fiserv, Inc., 3.50%, 07/01/29		495	514,894
Gartner, Inc., 5.13%, 04/01/25(b)		229	223,847
International Business Machines Corp., 4.25%, 05/15/49		660	775,921
Mastercard, Inc.:
3.35%, 03/26/30		145	160,577
3.85%, 03/26/50		2,115	2,591,820
Presidio Holdings, Inc.(b):
4.88%, 02/01/27		536	479,720
8.25%, 02/01/28		247	217,669
Science Applications International Corp., 4.88%, 04/01/28(b)		230	220,800
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		784	717,407
United Group BV, 3.63%, 02/15/28	EUR	111	99,064
WEX, Inc., 4.75%, 02/01/23(b)	USD	91	87,360

			10,391,573

Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(b)		800	813,520
5.88%, 12/15/27(b)		232	238,450
6.20%, 10/01/40		20	16,550
5.45%, 11/01/41		94	74,260

			1,142,780

Life Sciences Tools & Services — 0.3%
Avantor, Inc.(b):
6.00%, 10/01/24		2,061	2,159,310
9.00%, 10/01/25		1,172	1,233,764
Charles River Laboratories International, Inc.(b):
5.50%, 04/01/26		125	128,750
4.25%, 05/01/28		186	179,286
Thermo Fisher Scientific, Inc., 4.50%, 03/25/30		95	106,793

			3,807,903

Machinery — 0.5%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		108	105,075
CNH Industrial Finance Europe SA, 1.75%, 09/12/25	EUR	100	103,590
Colfax Corp.(b):
6.00%, 02/15/24	USD	309	298,185
6.38%, 02/15/26		437	430,445
Deere & Co., 3.10%, 04/15/30		65	68,800
EnPro Industries, Inc., 5.75%, 10/15/26		618	594,825
Grinding Media, Inc., 7.38%, 12/15/23(b)		435	405,768
Husky III Holding Ltd., 13.00%, (13.00% Cash or 13.75% PIK), 02/15/25(b)(i)		234	171,868
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b)		103	91,155
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		351	339,593
Navistar International Corp., 6.63%, 11/01/25(b)		628	522,810
Novafives SAS, 5.00%, 06/15/25	EUR	100	60,114
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	122	114,070
SPX FLOW, Inc.(b):
5.63%, 08/15/24		331	321,070
5.88%, 08/15/26		8	7,680
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		80	79,033
Terex Corp., 5.63%, 02/01/25(b)		214	201,181
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		1,506	1,257,510
Wabash National Corp., 5.50%, 10/01/25(b)		335	266,325

			5,439,097

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Marine — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	300	$224,633

Media — 2.2%
Altice Financing SA:
2.25%, 01/15/25		180	175,910
7.50%, 05/15/26(b)	USD	1,963	1,901,951
3.00%, 01/15/28	EUR	147	142,541
5.00%, 01/15/28(b)	USD	292	258,420
AMC Networks, Inc.:
5.00%, 04/01/24		24	23,040
4.75%, 08/01/25		317	308,282
Block Communications, Inc., 4.88%, 03/01/28(b)		254	236,220
Charter Communications Operating LLC, 5.13%, 07/01/49		1,000	1,047,589
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24		659	565,092
5.13%, 08/15/27		1,798	1,701,358
Comcast Corp.:
0.25%, 05/20/27	EUR	100	103,049
1.50%, 02/20/29	GBP	175	206,686
3.40%, 04/01/30	USD	160	173,424
3.75%, 04/01/40		910	1,027,296
4.70%, 10/15/48		305	395,128
4.05%, 11/01/52		500	594,983
CSC Holdings LLC:
6.75%, 11/15/21		92	94,760
5.38%, 07/15/23(b)		213	212,998
5.25%, 06/01/24		308	308,767
10.88%, 10/15/25(b)		1,067	1,153,694
5.50%, 05/15/26(b)		200	206,870
5.38%, 02/01/28(b)		829	845,580
5.75%, 01/15/30(b)		988	996,358
Diamond Sports Group LLC, 5.38%, 08/15/26(b)		311	252,694
Discovery Communications LLC, 3.95%, 03/20/28		250	245,081
DISH DBS Corp.:
6.75%, 06/01/21		475	481,650
5.88%, 07/15/22		900	876,438
5.00%, 03/15/23		534	510,931
7.75%, 07/01/26		283	290,783
DISH Network Corp.(l):
2.38%, 03/15/24		57	45,173
3.38%, 08/15/26		443	359,650
Entercom Media Corp., 6.50%, 05/01/27(b)		303	262,852
Fox Corp., 3.05%, 04/07/25		355	354,446
GCI LLC, 6.63%, 06/15/24(b)		168	166,320
Gray Television, Inc., 5.13%, 10/15/24(b)		7	6,842
iHeartCommunications, Inc., 4.75%, 01/15/28(b)		41	36,900
Interpublic Group of Cos., Inc. (The), 4.65%, 10/01/28		150	153,034
ITV plc, 1.38%, 09/26/26	EUR	175	173,527
Lamar Media Corp., 4.00%, 02/15/30(b)	USD	251	233,430
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		608	598,880
Meredith Corp., 6.88%, 02/01/26		178	156,159
Midcontinent Communications, 5.38%, 08/15/27(b)		122	118,122
Outfront Media Capital LLC, 5.00%, 08/15/27(b)		464	426,880
Radiate Holdco LLC(b):
6.88%, 02/15/23		98	89,180
6.63%, 02/15/25		149	126,650
RELX Finance BV, 0.50%, 03/10/28	EUR	200	206,087
SES SA, (EUR Swap Annual 5 Year + 5.40%), 5.62%(a)(k)		200	204,723
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24	USD	174	176,598

Security		Par (000)	Value

Media (continued)
5.38%, 07/15/26	USD	3	$3,060
5.00%, 08/01/27		597	605,895
5.50%, 07/01/29		459	468,180
Summer BC Holdco A SARL, 9.25%, 10/31/27	EUR	90	81,178
Summer BC Holdco B SARL, 5.75%, 10/31/26		400	367,045
Summer BidCo BV:
9.00%, (9.00% Cash or 9.75% PIK), 11/15/25(i)		474	463,527
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	81	76,950
Tele Columbus AG, 3.88%, 05/02/25	EUR	100	91,265
Telenet Finance Luxembourg Notes SARL:
3.50%, 03/01/28		100	103,673
5.50%, 03/01/28(b)	USD	200	186,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		793	670,085
Univision Communications, Inc.(b):
5.13%, 05/15/23		37	32,745
5.13%, 02/15/25		307	261,718
Videotron Ltd., 5.13%, 04/15/27(b)		530	530,000
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	212	220,254
WMG Acquisition Corp., 5.50%, 04/15/26(b)	USD	113	110,458
Ziggo Bond Co. BV(b):
6.00%, 01/15/27		330	320,100
5.13%, 02/28/30		600	588,000
Ziggo BV:
5.50%, 01/15/27(b)		606	606,000
2.88%, 01/15/30	EUR	100	100,364
4.88%, 01/15/30(b)	USD	200	194,787

			25,314,310

Metals & Mining — 1.6%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/24		257	210,355
Allegheny Technologies, Inc., 5.88%, 12/01/27		188	156,510
Anglo American Capital plc(b):
5.38%, 04/01/25		290	293,047
5.63%, 04/01/30		2,495	2,530,239
Arconic Corp., 6.13%, 02/15/28(b)		407	416,157
BHP Billiton Finance Ltd., (EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/79(a)	EUR	100	116,356
Big River Steel LLC, 7.25%, 09/01/25(b)	USD	382	347,620
China Hongqiao Group Ltd., 7.38%, 05/02/23		1,200	854,988
Chinalco Capital Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.79%), 4.10%(a)(k)		525	489,234
Cleveland-Cliffs, Inc., 6.75%, 03/15/26(b)		259	230,510
Constellium SE(b):
5.75%, 05/15/24		602	537,345
5.88%, 02/15/26		1,864	1,621,680
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		17	16,426
3.88%, 03/15/23		1,199	1,133,055
4.25%, 03/01/30		349	303,630
5.45%, 03/15/43		2,197	1,966,315
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		400	396,250
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		57	53,010
JSW Steel Ltd., 5.95%, 04/18/24		200	149,875
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		260	230,750
New Gold, Inc.(b):
6.25%, 11/15/22		366	355,477
6.38%, 05/15/25		173	160,782
Newmont Corp., 2.80%, 10/01/29		220	204,528
Novelis Corp.(b):
5.88%, 09/30/26		1,459	1,431,812
4.75%, 01/30/30		748	665,720

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
thyssenkrupp AG:
2.88%, 02/22/24	EUR	599	$581,361
2.50%, 02/25/25		1	951
Vale Overseas Ltd., 6.25%, 08/10/26	USD	874	935,197
Vedanta Resources Finance II plc:
8.00%, 04/23/23		2,321	879,079
9.25%, 04/23/26		2,820	1,137,870
Vedanta Resources Ltd., 6.13%, 08/09/24		1,002	380,134

			18,786,263

Multiline Retail — 0.2%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	109,889
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26	USD	343	292,836
Future Retail Ltd., 5.60%, 01/22/25		2,850	1,428,563
SACI Falabella, 4.38%, 01/27/25		600	566,332

			2,397,620

Multi-Utilities — 0.0%
Consumers Energy Co., 3.10%, 08/15/50		160	155,787
E.ON SE, 1.00%, 10/07/25	EUR	125	137,242

			293,029

Oil, Gas & Consumable Fuels — 2.5%
Apache Corp., 3.25%, 04/15/22	USD	9	6,757
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		416	243,360
Baytex Energy Corp., 8.75%, 04/01/27(b)		230	87,745
Buckeye Partners LP:
4.13%, 03/01/25(b)		103	86,829
3.95%, 12/01/26		45	36,886
4.50%, 03/01/28(b)		233	191,060
5.85%, 11/15/43		104	69,649
5.60%, 10/15/44		136	85,680
Callon Petroleum Co.:
6.25%, 04/15/23		335	79,563
6.13%, 10/01/24		295	52,362
8.25%, 07/15/25		177	28,320
6.38%, 07/01/26		149	24,957
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		199	48,755
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		500	444,054
Cheniere Energy Partners LP:
5.63%, 10/01/26		194	178,480
4.50%, 10/01/29(b)		378	328,860
Chesapeake Energy Corp., 11.50%, 01/01/25(b)		415	70,550
Cimarex Energy Co., 4.38%, 06/01/24		16	12,609
CNX Resources Corp., 5.88%, 04/15/22		361	330,315
Comstock Resources, Inc.:
7.50%, 05/15/25(b)		228	148,200
9.75%, 08/15/26		74	52,710
Continental Resources, Inc., 5.00%, 09/15/22		23	14,673
Crestwood Midstream Partners LP:
6.25%, 04/01/23(e)		60	33,612
5.63%, 05/01/27(b)		265	145,673
CrownRock LP, 5.63%, 10/15/25(b)		1,218	633,360
CVR Energy, Inc.(b):
5.25%, 02/15/25		185	143,837
5.75%, 02/15/28		62	46,345
DCP Midstream Operating LP:
5.38%, 07/15/25		12	8,194
5.13%, 05/15/29		25	15,749
6.45%, 11/03/36(b)		39	18,708
6.75%, 09/15/37(b)		509	274,860
Denbury Resources, Inc., 9.00%, 05/15/21(b)		192	56,160

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc., 3.50%, 12/01/29	USD	19	$12,919
Enbridge, Inc.:
4.00%, 10/01/23		514	482,688
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		360	270,000
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		511	352,697
5.75%, 01/30/28		148	100,640
Energy Transfer Operating LP:
5.15%, 02/01/43		150	112,866
5.00%, 05/15/50		1,060	825,151
Energy Transfer Partners LP, 5.88%, 03/01/22		500	469,686
EnLink Midstream LLC, 5.38%, 06/01/29		44	22,880
EnLink Midstream Partners LP:
4.40%, 04/01/24		85	42,899
4.15%, 06/01/25		4	1,939
4.85%, 07/15/26		126	61,954
5.60%, 04/01/44		105	35,438
5.05%, 04/01/45		14	5,106
Enterprise Products Operating LLC:
4.80%, 02/01/49		320	319,961
3.95%, 01/31/60		320	268,900
EQT Corp.:
3.90%, 10/01/27		62	42,762
7.00%, 02/01/30(e)		19	14,155
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		375	66,563
5.63%, 02/01/26		317	52,305
Genesis Energy LP:
6.00%, 05/15/23		212	153,774
5.63%, 06/15/24		169	118,300
6.50%, 10/01/25		27	19,515
7.75%, 02/01/28		83	57,785
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		179	114,560
Greenko Dutch BV, 5.25%, 07/24/24		200	160,464
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	176,448
Greenko Solar Mauritius Ltd.:
5.55%, 01/29/25		200	162,805
5.95%, 07/29/26		200	161,271
Hess Corp., 5.80%, 04/01/47		500	332,815
Hess Midstream Operations LP(b):
5.63%, 02/15/26		100	70,607
5.13%, 06/15/28		125	87,850
Holly Energy Partners LP, 5.00%, 02/01/28(b)		165	138,188
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		256	194,160
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		358	236,280
Ithaca Energy North Sea plc, 9.38%, 07/15/24(b)		200	94,000
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21		500	493,548
Kinder Morgan, Inc., 5.55%, 06/01/45		250	254,807
Matador Resources Co., 5.88%, 09/15/26		282	82,626
Medco Bell Pte. Ltd., 6.38%, 01/30/27		800	464,000
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		515	304,494
MEG Energy Corp.(b):
7.00%, 03/31/24		41	18,911
6.50%, 01/15/25		411	259,958
7.13%, 02/01/27		260	128,471
Mongolian Mining Corp.:
9.25%, 04/15/24		2,100	1,254,750
MPLX LP:
(LIBOR USD 3 Month + 1.10%), 2.10%, 09/09/22(a)		2,195	2,042,180
6.38%, 05/01/24(b)		93	83,427

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.50%, 02/15/49	USD	375	$316,254
Murphy Oil Corp.:
5.75%, 08/15/25		19	10,167
5.87%, 12/01/42(e)		16	6,558
Neerg Energy Ltd., 6.00%, 02/13/22		2,400	1,981,200
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		400	224,000
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		122	121,453
NuStar Logistics LP, 6.00%, 06/01/26		162	119,880
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		137	116,448
4.85%, 03/15/21		103	86,468
2.60%, 08/13/21		209	164,335
2.70%, 08/15/22		143	101,966
Parkland Fuel Corp., 5.88%, 07/15/27(b)		147	137,798
Parsley Energy LLC(b):
5.38%, 01/15/25		579	447,266
5.25%, 08/15/25		43	32,680
5.63%, 10/15/27		28	19,740
4.13%, 02/15/28		270	183,600
PBF Holding Co. LLC:
7.25%, 06/15/25		113	75,744
6.00%, 02/15/28(b)		82	54,120
PDC Energy, Inc.:
1.13%, 09/15/21(l)		405	330,339
6.13%, 09/15/24		37	19,749
6.25%, 12/01/25		38	18,614
5.75%, 05/15/26		90	50,400
QEP Resources, Inc.:
6.88%, 03/01/21		66	33,660
5.38%, 10/01/22		213	100,110
5.25%, 05/01/23		198	73,260
5.63%, 03/01/26		200	73,000
Range Resources Corp.:
5.88%, 07/01/22		17	12,240
5.00%, 08/15/22		107	80,218
5.00%, 03/15/23		157	114,610
Reliance Industries Ltd., 4.13%, 01/28/25		750	747,187
ReNew Power Pvt Ltd., 5.88%, 03/05/27		800	559,940
ReNew Power Synthetic:
6.67%, 03/12/24(b)		200	159,625
6.67%, 03/12/24		1,000	795,313
Santos Finance Ltd., 5.25%, 03/13/29		500	513,441
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23		900	921,933
SM Energy Co.:
1.50%, 07/01/21(l)		527	190,312
6.13%, 11/15/22		156	66,008
5.00%, 01/15/24		156	51,480
5.63%, 06/01/25		38	10,355
6.75%, 09/15/26		52	15,600
6.63%, 01/15/27		69	20,084
Southwestern Energy Co., 4.10%, 03/15/22		176	132,000
Sunoco LP:
4.88%, 01/15/23		83	79,265
5.50%, 02/15/26		16	13,844
6.00%, 04/15/27		56	48,160
5.88%, 03/15/28		36	29,880
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		173	95,150
6.00%, 03/01/27		90	47,700
5.50%, 01/15/28		70	36,400
Targa Resources Partners LP:
4.25%, 11/15/23		57	49,060
5.13%, 02/01/25		98	83,535
5.88%, 04/15/26		11	9,130
5.38%, 02/01/27		15	12,345

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
6.50%, 07/15/27	USD	122	$104,005
5.00%, 01/15/28		362	291,795
6.88%, 01/15/29		841	677,005
5.50%, 03/01/30(b)		282	217,817
Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/26		1,100	1,038,812
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		427	423,798
4.75%, 01/15/30		215	208,550
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(b)		350	334,057
Viper Energy Partners LP, 5.38%, 11/01/27(b)		93	78,120
WPX Energy, Inc.:
8.25%, 08/01/23		106	77,910
5.75%, 06/01/26		98	55,860
5.25%, 10/15/27		75	41,250
4.50%, 01/15/30		532	288,876

			28,857,854

Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., 4.00%, 01/14/25		450	415,969
Norbord, Inc., 6.25%, 04/15/23(b)		98	94,570
Suzano Austria GmbH, 7.00%, 03/16/47(b)		265	250,756
WEPA Hygieneprodukte GmbH, (EURIBOR 3 Month + 2.88%), 2.88%, 12/15/26(a)	EUR	100	96,779

			858,074

Personal Products — 0.2%
Coty, Inc.:
4.00%, 04/15/23		100	92,092
4.75%, 04/15/26		200	180,655
6.50%, 04/15/26(b)	USD	100	88,500
Top Glove Labuan Ltd., 2.00%, 03/01/24(l)		1,000	1,084,086
Unilever NV:
1.13%, 02/12/27	EUR	175	197,390
1.63%, 02/12/33		125	141,806

			1,784,529

Pharmaceuticals — 1.2%
Allergan, Inc., 2.80%, 03/15/23	USD	1,012	1,006,151
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)		175	182,875
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	100	105,539
5.88%, 05/15/23(b)	USD	15	14,925
6.13%, 04/15/25(b)		194	191,090
5.50%, 11/01/25(b)		155	156,597
9.00%, 12/15/25(b)		715	753,753
5.75%, 08/15/27(b)		216	222,394
7.00%, 01/15/28(b)		543	557,335
5.00%, 01/30/28(b)		93	88,043
7.25%, 05/30/29(b)		504	523,051
5.25%, 01/30/30(b)		433	409,427
Bayer AG, (EUR Swap Annual 5 Year + 2.55%), 3.75%, 07/01/74(a)	EUR	300	311,645
Catalent Pharma Solutions, Inc.:
4.88%, 01/15/26(b)	USD	372	360,840
5.00%, 07/15/27(b)		234	226,980
2.38%, 03/01/28	EUR	494	501,731
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27		296	298,709
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.87%, 06/30/26(a)		146	142,506
Elanco Animal Health, Inc., 5.65%, 08/28/28(e)	USD	106	111,761
Endo DAC, 6.00%, 07/15/23(b)		200	144,876
Luye Pharma Group Ltd., 1.50%, 07/09/24(l)		1,500	1,414,342
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	200	189,829

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	422	$429,353
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	1,238	1,231,810
Pfizer, Inc., 2.63%, 04/01/30		90	94,632
Rossini SARL, 6.75%, 10/30/25	EUR	562	619,778
Sanofi:
1.00%, 04/01/25		100	112,998
Series 12FX, 1.38%, 03/21/30		200	231,917
Takeda Pharmaceutical Co. Ltd.:
2.25%, 11/21/26		125	144,591
5.00%, 11/26/28	USD	1,000	1,139,970
3.00%, 11/21/30	EUR	175	201,284
Teva Pharmaceutical Finance Netherlands II BV:
1.88%, 03/31/27		100	88,714
1.63%, 10/15/28		100	85,096
Viva Incubator Investment Management Ltd., 2.50%, 02/11/25(l)	USD	1,000	986,250

			13,280,792

Professional Services — 0.3%
ASGN, Inc., 4.63%, 05/15/28(b)		247	229,438
Dun & Bradstreet Corp. (The)(b):
6.88%, 08/15/26		729	758,160
10.25%, 02/15/27		1,628	1,725,680
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	104,996
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	892	907,610

			3,725,884

Real Estate Management & Development — 8.4%
ADLER Real Estate AG:
1.50%, 04/17/22	EUR	100	103,011
3.00%, 04/27/26		100	95,612
Agile Group Holdings Ltd.:
6.70%, 03/07/22	USD	256	245,586
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(a)(k)		200	165,000
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 11.29%), 7.88%(a)(k)		200	159,518
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 11.08%), 7.75%(a)(k)		795	601,998
Alam Synergy Pte. Ltd., 11.50%, 04/22/21		280	222,513
Aldar Sukuk No. 2 Ltd., 3.88%, 10/22/29		725	653,406
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		2,400	1,379,628
Central China Real Estate Ltd.:
6.88%, 10/23/20		850	833,000
6.88%, 02/10/21		710	670,950
6.75%, 11/08/21		745	640,849
6.88%, 08/08/22		200	163,500
7.25%, 04/24/23		1,800	1,386,000
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		200	193,000
6.90%, 01/13/23		800	655,336
8.60%, 04/08/24		2,281	1,840,482
China Aoyuan Group Ltd.:
7.95%, 09/07/21		416	403,125
8.50%, 01/23/22		200	191,916
7.95%, 02/19/23		2,257	2,069,579
China Evergrande Group:
6.25%, 06/28/21		200	172,516
9.50%, 04/11/22		200	162,250
11.50%, 01/22/23		770	621,275
4.25%, 02/14/23(l)	HKD	10,000	1,025,021

Security		Par (000)	Value

Real Estate Management & Development (continued)
12.00%, 01/22/24	USD	1,270	$950,119
China Resources Land Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.14%), 3.75%(a)(k)		905	906,131
China SCE Group Holdings Ltd.:
7.45%, 04/17/21		300	291,327
5.88%, 03/10/22		800	717,764
7.25%, 04/19/23		1,400	1,204,000
7.38%, 04/09/24		1,000	876,875
CIFI Holdings Group Co. Ltd.:
7.63%, 02/28/23		200	192,137
6.55%, 03/28/24		808	747,489
6.45%, 11/07/24		200	181,454
6.00%, 07/16/25		800	704,000
Citycon OYJ, (EUR Swap Annual 5 Year + 4.71%), 4.50%(a)(k)	EUR	100	81,173
Consus Real Estate AG, 9.63%, 05/15/24		100	89,335
Country Garden Holdings Co. Ltd.:
8.00%, 01/27/24	USD	200	204,000
6.50%, 04/08/24		200	194,937
6.15%, 09/17/25		950	912,000
5.13%, 01/14/27		1,200	1,111,500
5.63%, 01/14/30		1,200	1,117,500
Easy Tactic Ltd.:
9.13%, 07/28/22		200	181,748
8.13%, 02/27/23		600	519,000
8.13%, 07/11/24		870	711,769
Elect Global Investments Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.89%), 4.10%(a)(k)		2,550	2,384,773
Emaar Sukuk Ltd., 3.64%, 09/15/26		300	268,500
Esic Sukuk Ltd., 3.94%, 07/30/24		500	425,000
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	181,000
15.00%, 12/18/21		200	186,000
11.75%, 04/17/22		1,650	1,419,825
7.95%, 07/05/22		750	607,968
12.25%, 10/18/22		755	623,819
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		1,599	1,375,140
Global Prime Capital Pte. Ltd.:
5.50%, 10/18/23		200	159,130
5.95%, 01/23/25		1,100	855,459
Greenland Global Investment Ltd.:
(LIBOR USD 3 Month + 4.85%), 6.08%, 09/26/21(a)		1,000	955,000
7.25%, 03/12/22		200	186,868
5.60%, 11/13/22		200	172,500
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		22	19,911
Heimstaden Bostad AB, (EUR Swap Annual 5 Year + 3.67%), 3.25%(a)(k)	EUR	150	133,589
Hong Seng Ltd., 9.88%, 08/27/22	USD	800	753,000
Hopson Development Holdings Ltd., 7.50%, 06/27/22		200	183,494
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		618	597,915
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		1,500	1,279,725
Jingrui Holdings Ltd.:
9.45%, 04/23/21		200	186,000
10.88%, 10/04/21		1,800	1,674,000
Jinke Properties Group Co. Ltd., 8.38%, 06/20/21		1,800	1,710,000
Kaisa Group Holdings Ltd.:
11.25%, 04/09/22		200	178,250
11.95%, 10/22/22		1,200	1,034,250
11.50%, 01/30/23		1,556	1,304,325

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
9.38%, 06/30/24	USD	1,800	$1,392,750
KWG Group Holdings Ltd.:
7.88%, 08/09/21		200	192,433
7.88%, 09/01/23		700	651,952
7.40%, 03/05/24		200	180,662
Leading Affluence Ltd., 4.50%, 01/24/23		400	412,580
Logan Property Holdings Co. Ltd.:
7.50%, 08/25/22		200	189,750
6.50%, 07/16/23		2,800	2,619,750
5.75%, 01/14/25		200	175,000
MAF Global Securities Ltd., 4.75%, 05/07/24		660	636,900
Modern Land China Co. Ltd.:
12.85%, 10/25/21		1,329	1,289,130
11.80%, 02/26/22		1,100	990,000
New Metro Global Ltd.:
6.50%, 04/23/21		200	191,500
7.13%, 05/23/21		700	665,868
7.50%, 12/16/21		1,095	1,018,350
6.80%, 08/05/23		945	812,700
Newmark Group, Inc., 6.13%, 11/15/23		99	100,706
No Va Land Investment Group Corp., 5.50%, 04/27/23(l)		1,376	1,330,065
NWD MTN Ltd., 4.13%, 07/18/29		1,200	1,150,875
Peach Property Finance GmbH, 3.50%, 02/15/23	EUR	100	104,990
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20	USD	1,751	1,716,208
7.13%, 11/08/22		750	673,702
Redco Properties Group Ltd., 11.50%, 12/08/20		1,120	1,087,800
Redsun Properties Group Ltd.:
9.95%, 04/11/22		2,400	2,021,160
9.70%, 04/16/23		550	471,625
RKPF Overseas 2019 A Ltd.:
7.88%, 02/01/23		200	191,000
6.70%, 09/30/24		200	178,812
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		460	451,950
10.50%, 03/01/22		200	189,750
8.95%, 01/22/23		2,460	2,274,885
8.10%, 06/09/23		200	179,736
Scenery Journey Ltd.:
11.00%, 11/06/20		3,000	2,859,375
11.50%, 10/24/22		2,695	2,010,928
13.00%, 11/06/22		700	541,944
13.75%, 11/06/23		750	585,703
Seazen Group Ltd., 7.50%, 01/22/21		1,000	973,750
Shimao Property Holdings Ltd.:
6.13%, 02/21/24		200	198,875
5.60%, 07/15/26		2,400	2,311,500
Shui On Development Holding Ltd., 5.75%, 11/12/23		200	175,666
Singha Estate PCL, 2.00%, 07/20/22(l)		1,450	1,392,174
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29		1,060	973,544
Summit Properties Ltd., 2.00%, 01/31/25	EUR	100	92,573
Sunac China Holdings Ltd.:
7.25%, 06/14/22	USD	200	187,887
7.95%, 10/11/23		1,400	1,282,313
7.50%, 02/01/24		200	179,850
Theta Capital Pte. Ltd., 6.75%, 10/31/26		200	134,688
Times China Holdings Ltd.:
7.63%, 02/21/22		1,000	960,650
6.75%, 07/16/23		322	290,504
TLG Finance SARL, (EUR Swap Annual 5 Year + 3.98%), 3.38%(a)(k)	EUR	200	205,771

Security		Par (000)	Value

Real Estate Management & Development (continued)
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32(e)	GBP	300	$416,717
Vanke Real Estate Hong Kong Co. Ltd., 3.50%, 11/12/29	USD	350	334,687
Vonovia Finance BV:
0.88%, 07/03/23	EUR	100	108,447
1.50%, 01/14/28		200	213,609
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	960	845,520
Wanda Properties Overseas Ltd., 6.88%, 07/23/23		615	485,850
Yango Justice International Ltd.:
10.25%, 03/18/22		1,275	1,148,520
10.00%, 02/12/23		200	174,250
9.25%, 04/15/23		535	442,932
8.25%, 11/25/23		680	544,088
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		200	186,063
6.80%, 02/27/24		200	174,200
Yuzhou Properties Co. Ltd.:
8.63%, 01/23/22		200	189,882
8.50%, 02/04/23		200	183,814
6.00%, 10/25/23		1,565	1,287,337
8.50%, 02/26/24		200	177,625
7.70%, 02/20/25		950	792,362
8.30%, 05/27/25		1,200	994,125
Zhenro Properties Group Ltd.:
9.80%, 08/20/21		340	324,169
9.15%, 03/08/22		890	817,688
8.70%, 08/03/22		1,400	1,129,338
7.88%, 04/14/24		550	418,687

			95,694,964

Road & Rail — 0.2%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)		271	243,900
CSX Corp., 3.80%, 04/15/50		560	585,154
Deutsche Bahn Finance GmbH, (EUR Swap Annual 5 Year + 1.26%), 0.95%(a)(k)	EUR	200	209,551
Lima Metro Line 2 Finance Ltd., 4.35%, 04/05/36(b)	USD	200	190,000
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		300	301,074
Penske Truck Leasing Co. LP, 2.70%, 11/01/24(b)		330	307,925
Uber Technologies, Inc.(b):
7.50%, 11/01/23		363	353,039
8.00%, 11/01/26		282	279,885
7.50%, 09/15/27		60	59,232
Union Pacific Corp., 3.75%, 02/05/70		175	180,482

			2,710,242

Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		29	30,740
Entegris, Inc., 4.63%, 02/10/26(b)		80	76,000
Global A&T Electronics Ltd., 8.50%, 01/12/23		1,400	1,320,494
Infineon Technologies AG, (EUR Swap Annual 5 Year + 3.39%), 2.87%(a)(k)	EUR	300	309,558
KLA Corp., 3.30%, 03/01/50	USD	560	524,652
Lam Research Corp.:
3.75%, 03/15/26		320	339,435
4.88%, 03/15/49		245	315,978
Microchip Technology, Inc., 1.63%, 02/15/25(l)		69	100,007
NVIDIA Corp.:
2.85%, 04/01/30		20	20,872
3.50%, 04/01/50		2,035	2,212,719
3.70%, 04/01/60		1,295	1,447,527

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
NXP BV, 5.35%, 03/01/26(b)	USD	500	$540,601
ON Semiconductor Corp., 1.00%, 12/01/20(l)		220	218,545
Qorvo, Inc.:
5.50%, 07/15/26		169	176,647
4.38%, 10/15/29(b)		64	59,520
QUALCOMM, Inc., 4.30%, 05/20/47		195	233,994
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		200	196,000

			8,123,289

Software — 2.1%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		719	711,810
Ascend Learning LLC:
6.88%, 08/01/25(b)		673	652,810
Camelot Finance SA, 4.50%, 11/01/26(b)		657	637,290
Castle US Holding Corp., 9.50%, 02/15/28(b)		272	258,400
CDK Global, Inc.:
4.88%, 06/01/27		496	508,400
5.25%, 05/15/29(b)		598	609,960
Celestial Dynasty Ltd., 4.25%, 06/27/29		800	808,000
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		1,241	1,141,720
Fair Isaac Corp., 4.00%, 06/15/28(b)		130	123,175
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		983	1,005,403
Infor US, Inc., 6.50%, 05/15/22		712	699,540
Nuance Communications, Inc., 5.63%, 12/15/26		699	680,253
Open Text Corp., 3.88%, 02/15/28(b)		340	319,600
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		674	633,728
Oracle Corp.:
2.95%, 04/01/30		1,634	1,645,251
4.00%, 11/15/47		1,000	1,096,899
3.60%, 04/01/50		8,000	8,000,202
PTC, Inc.:
6.00%, 05/15/24		108	111,134
3.63%, 02/15/25(b)		137	128,095
4.00%, 02/15/28(b)		204	195,901
RP Crown Parent LLC, 7.38%, 10/15/24(b)		474	451,627
SAP SE, 1.25%, 03/10/28	EUR	200	226,960
Solera LLC, 10.50%, 03/01/24(b)	USD	1,794	1,758,120
Sophia LP, 9.00%, 09/30/23(b)		135	135,000
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		830	865,034
Veritas US, Inc., 7.50%, 02/01/23(b)		200	176,000

			23,580,312

Specialty Retail — 0.6%
Asbury Automotive Group, Inc.(b):
4.50%, 03/01/28		136	115,600
4.75%, 03/01/30		132	112,200
eG Global Finance plc:
3.63%, 02/07/24	EUR	175	146,219
4.38%, 02/07/25		289	241,922
6.75%, 02/07/25(b)	USD	1,400	1,148,000
6.25%, 10/30/25	EUR	568	498,022
8.50%, 10/30/25(b)	USD	200	178,000
Group 1 Automotive, Inc., 5.25%, 12/15/23(b)		11	11,289
Home Depot, Inc. (The), 2.70%, 04/15/30		45	45,757
L Brands, Inc.:
6.88%, 11/01/35		187	138,380
6.75%, 07/01/36		8	5,760
Murphy Oil USA, Inc., 4.75%, 09/15/29		152	142,500
Penske Automotive Group, Inc., 5.50%, 05/15/26		166	151,425
PetSmart, Inc.(b):
7.13%, 03/15/23		267	248,644

Security		Par (000)	Value

Specialty Retail (continued)
5.88%, 06/01/25	USD	1,590	$1,566,150
SRS Distribution, Inc., 8.25%, 07/01/26(b)		1,364	1,036,640
Staples, Inc., 7.50%, 04/15/26(b)		1,762	1,557,167

			7,343,675

Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC, 7.13%, 06/15/24(b)		405	418,163
NCR Corp.(b):
5.75%, 09/01/27		129	117,390
6.13%, 09/01/29		420	392,238
Nuoxi Capital Ltd., 7.88%, 06/24/21		600	149,137
Western Digital Corp., 4.75%, 02/15/26		600	609,000
Xerox Corp., 4.80%, 03/01/35		144	116,640

			1,802,568

Textiles, Apparel & Luxury Goods — 0.6%
Delta Merlin Dunia Tekstil PT, 8.63%, 03/12/24		600	76,313
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21(l)	EUR	200	87,019
Levi Strauss & Co., 3.38%, 03/15/27		100	101,996
LVMH Moet Hennessy Louis Vuitton SE, 0.13%, 02/11/28		300	310,712
NIKE, Inc.:
2.85%, 03/27/30	USD	395	417,351
3.25%, 03/27/40		2,270	2,379,056
3.38%, 03/27/50		2,250	2,454,531
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		955	443,855
William Carter Co. (The), 5.63%, 03/15/27(b)		219	211,883

			6,482,716

Thrifts & Mortgage Finance — 0.3%
Ladder Capital Finance Holdings LLLP, 4.25%, 02/01/27(b)		691	545,890
Mongolian Mortgage Corp. HFC LLC, 9.75%, 01/29/22		2,100	1,671,469
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		728	711,838
9.13%, 07/15/26		79	71,495
6.00%, 01/15/27		431	366,350

			3,367,042

Tobacco — 0.1%
Altria Group, Inc.:
3.80%, 02/14/24		245	248,329
4.40%, 02/14/26		120	126,279
5.95%, 02/14/49		485	560,825
BAT Capital Corp., (EURIBOR 3 Month + 0.50%), 0.09%, 08/16/21(a)	EUR	100	108,991

			1,044,424

Trading Companies & Distributors — 0.4%
Air Lease Corp., 3.88%, 07/03/23	USD	125	104,065
Beacon Roofing Supply, Inc.(b):
4.88%, 11/01/25		125	112,812
4.50%, 11/15/26		80	73,824
BOC Aviation Ltd., 3.00%, 09/11/29		1,000	960,525
HD Supply, Inc., 5.38%, 10/15/26(b)		1,900	1,847,028
Herc Holdings, Inc., 5.50%, 07/15/27(b)		542	504,060
United Rentals North America, Inc.:
5.50%, 07/15/25		24	23,520
4.63%, 10/15/25		177	169,920
5.88%, 09/15/26		117	118,498
6.50%, 12/15/26		7	7,105
3.88%, 11/15/27		131	123,795
5.25%, 01/15/30		63	62,981
4.00%, 07/15/30		266	238,070

			4,346,203

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Transportation Infrastructure — 0.2%
Adani Ports & Special Economic Zone Ltd., 4.38%, 07/03/29	USD	200	$164,100
ASTM SpA, 1.63%, 02/08/28	EUR	100	100,958
Atlantia SpA, 1.63%, 02/03/25		304	273,657
Autostrade per l’Italia SpA:
2.88%, 02/26/21		100	105,051
5.88%, 06/09/24		300	334,179
4.38%, 09/16/25		200	212,860
DP World Crescent Ltd., 3.91%, 05/31/23	USD	700	667,844
Royal Capital BV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)(k)		219	206,955

			2,065,604

Wireless Telecommunication Services — 0.9%
Altice France Holding SA, 8.00%, 05/15/27(b)	EUR	100	108,273
Connect Finco SARL, 6.75%, 10/01/26(b)	USD	1,729	1,428,586
Digicel International Finance Ltd., 8.75%, 05/25/24(b)		200	176,000
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		1,454	1,148,660
Hughes Satellite Systems Corp., 5.25%, 08/01/26		290	287,100
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	150	144,954
Oztel Holdings SPC Ltd., 6.63%, 04/24/28	USD	731	497,994
SoftBank Group Corp.:
(USD Swap Rate 5 Year + 4.23%), 6.00%(a)(k)		200	150,000
4.50%, 04/20/25	EUR	200	197,728
4.75%, 07/30/25		485	487,509
3.13%, 09/19/25		100	92,630
5.00%, 04/15/28		500	486,158
4.00%, 09/19/29		200	176,429
Sprint Corp.:
7.88%, 09/15/23	USD	296	324,884
7.13%, 06/15/24		115	126,230
7.63%, 02/15/25		74	81,770
7.63%, 03/01/26		418	473,092
Telefonica Europe BV(a)(k):
(EUR Swap Annual 5 Year + 3.86%), 3.75%	EUR	100	107,197
(EUR Swap Annual 5 Year + 2.33%), 2.63%		100	103,079
(EUR Swap Annual 10 Year + 4.30%), 5.87%		200	225,606
(EUR Swap Annual 6 Year + 4.11%), 4.37%		200	214,445
(EUR Swap Annual 8 Year + 2.97%), 3.88%		300	310,154
T-Mobile USA, Inc.:
6.00%, 03/01/23	USD	90	90,496
6.38%, 03/01/25		10	10,213
6.50%, 01/15/26		318	333,900
4.50%, 02/01/26		375	383,437
4.75%, 02/01/28		285	296,913
Vodafone Group plc:
4.38%, 05/30/28		350	369,647
2.50%, 05/24/39	EUR	100	106,180
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78(a)		568	601,389
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79(a)		400	424,065
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(b)(i)	USD	106	98,703
Ypso Finance Bis SA:
8.00%, 05/15/27	EUR	200	216,546

Security		Par (000)		Value

Wireless Telecommunication Services (continued)
6.00%, 02/15/28(b)	USD	584		$513,733

				10,793,700

Total Corporate Bonds — 54.8% (Cost: $681,816,690)				624,374,034

Floating Rate Loan Interests — 16.2%(j)

Aerospace & Defense — 0.5%
Arconic Rolled Products Corp., Term Loan B, 02/04/27(c)(n)		304		273,600
Bleriot US Bidco, Inc., Delayed Draw Term Loan, 10/31/26(n)		50		44,282
Bleriot US Bidco, Inc., Term Loan B, 10/30/26(n)		322		283,409
Dynasty Acquisition Co., Inc., Term Loan:
04/06/26(n)		2,634		2,084,291
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.74%, 11/28/21		631		503,137
TransDigm, Inc., Term Loan:
(LIBOR USD 1 Month + 2.25%), 3.24%, 08/22/24		356		329,427
12/09/25(n)		2,156		1,956,857

				5,475,003

Airlines — 0.1%
American Airlines, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.70%, 12/15/23		1,008		791,406
American Airlines, Inc., Term Loan B23, 04/28/23(n)		—	(o)	145
Kestrel Bidco, Inc., Term Loan, 12/11/26(n)		981		745,647

				1,537,198

Auto Components — 0.2%
Panther BF Aggregator 2 LP, Term Loan B, 04/30/26(c)(n)		1,715		1,560,479
Wand Newco 3, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.07%, 02/05/26		725		645,026

				2,205,505

Automobiles — 0.1%
Dealer Tire LLC, Term Loan B1, 12/12/25(n)		778		630,013

Building Products — 0.1%(n)
CPG Merger Sub LLC, Term Loan, 05/05/24		671		556,575
Wilsonart LLC, 1st Lien Term Loan B, 12/19/23		876		700,563

				1,257,138

Capital Markets — 0.2%
Deerfield Holdings Corp., Term Loan, 02/13/25(c)(n)		1,194		1,170,606
Greenhill & Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.86%, 04/12/24(c)		487		424,102
Jefferies Finance LLC, Term Loan, 06/03/26(n)		671		554,667
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, 05/29/26(n)		966		618,653

				2,768,028

Chemicals — 0.5%
Alpha 3 BV, Term Loan, 01/31/24(c)(n)		1,559		1,418,528
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.70%, 08/14/26(c)		1,094		919,337
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 2.74%, 04/03/25(c)		342		311,117
Ennis-Flint Road Infrastructure Investment, Term Loan, 06/13/23(c)(n)		606		436,557
Greenrock Finance, Inc., Term Loan, 06/28/24(n)		372		315,362

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Invictus Co., Term Loan B, 03/28/25(n)	USD	353	$272,716
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.53%, 03/30/26(c)		75	52,500
IPS Acquisition LLC, Term Loan B2, 11/07/24(c)(n)		347	270,327
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 4.49%, 09/06/25		141	103,194
Messer Industries GmbH, Term Loan, 03/02/26(n)		682	602,707
Momentive Performance Materials, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 4.24%, 05/15/24		496	398,302
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 4.94%, 10/14/24		961	783,446

			5,884,093

Commercial Services & Supplies — 0.8%
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 2.89%, 11/10/23		886	872,967
Allied Universal Holdco LLC Cov Lite, Term Loan B, 07/10/26(n)		1,441	1,325,424
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(n)		907	721,315
Capri Acquisitions Bidco Ltd., Term Loan, 11/01/24(c)(n)		1,281	1,098,716
Cast & Crew Payroll LLC, 1st Lien Term Loan, 01/16/26(n)		570	444,746
Diamond (BC) BV, Term Loan, 09/06/24(n)		603	446,069
EnergySolutions LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 5.20%, 05/30/25(c)		215	185,189
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.99% - 4.00%, 05/30/25		331	319,641
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 6.46%, 11/03/23		204	122,690
KAR Auction Services, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.19%, 09/19/26(c)		243	223,938
Prime Security Services Borrower LLC, 1st Lien Term Loan, 09/23/26(n)		462	412,684
Spring Education Group, Inc., Term Loan, 07/30/25(c)(n)		371	307,644
Tempo Acquisition LLC, Term Loan, 05/01/24(n)		1,685	1,499,372
US Ecology Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 3.49%, 11/02/26(c)		131	124,139
West Corp., Term Loan:
(LIBOR USD 3 Month + 3.50%), 4.95%, 10/10/24		25	18,013
10/10/24(n)		989	737,725

			8,860,272

Construction & Engineering — 0.1%
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 4.56%, 04/01/25		290	244,827
SRS Distribution, Inc., Term Loan B, 05/23/25(n)		554	467,083

			711,910

Construction Materials — 0.2%
Core & Main LP, Term Loan, 08/01/24(n)		1,504	1,319,902
Forterra Finance LLC, 1st Lien Term Loan, 10/25/23(n)		674	554,900
Foundation Building Materials, Inc., 1st Lien Term Loan B, 08/13/25(n)		494	426,089

Security		Par (000)	Value

Construction Materials (continued)
TAMKO Building Products LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.24% - 4.25%, 05/29/26(c)	USD	493	$458,783

			2,759,674

Containers & Packaging — 0.5%
Berry Global, Inc., Term Loan, 10/01/22(n)		786	747,989
BWAY Holding Co., Term Loan, 04/03/24(n)		996	807,554
Charter NEX US, Inc., 1st Lien Term Loan, 05/16/24(n)		969	818,514
Flex Acquisition Co., Inc., Term Loan, 12/29/23(c)(n)		969	876,569
Pregis TopCo LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.99%, 07/31/26(c)		465	402,082
Reynolds Group Holdings, Inc., 1st Lien Term Loan, 02/05/23(n)		1,862	1,754,568

			5,407,276

Diversified Consumer Services — 0.6%
AlixPartners LLP, 1st Lien Term Loan, 04/04/24(n)		1,395	1,328,782
APX Group, Inc., Term Loan, (LIBOR USD 3 Month + 5.00%), 6.70%, 12/31/25		163	133,054
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, 11/07/23(n)		679	643,302
Maverick Purchaser Sub LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.99%, 01/29/27		233	214,360
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.26%, 12/07/24(c)		453	398,666
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 6.49% - 7.28%, 08/04/25(c)		492	354,489
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27		1,301	999,494
Spin Holdco, Inc., 1st Lien Term Loan B, 11/14/22(n)		1,940	1,722,072
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/06/24		542	474,321
Trugreen Ltd. Partnership, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 4.75%, 03/19/26		512	463,495

			6,732,035

Diversified Financial Services — 0.8%
Advisor Group Holdings, Inc., Term Loan, 07/31/26(n)		967	711,697
Belron Finance LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.27%, 10/30/26(c)		496	466,552
BW Gas & Convenience Holdings LLC, Term Loan, (LIBOR USD 1 Month + 6.25%), 7.18%, 11/13/26		495	403,301
Deerfield Dakota Holding LLC, Term Loan, 12/30/30(c)(n)		850	713,797
Genuine Financial Holdings LLC, Term Loan, 07/11/25(n)		883	720,024
Iron Mountain, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.74%, 01/02/26		366	343,659
Knowlton Development Corp., Inc., Term Loan B, 12/22/25(n)		601	509,145
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 3.43%, 01/23/25		820	690,642
Starwood Property Mortgage LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 3.49%, 07/26/26(c)		180	156,683
Triton Bidco, Term Loan B, 09/23/26(n)		3,316	2,594,938

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Diversified Financial Services (continued)
VICI Properties 1 LLC, Term Loan B, 12/22/24(n)	USD	1,021		$935,073
VS Buyer LLC, Term Loan B, 02/28/27(c)(n)		702		670,410
Ziggo Finance Partnership, Term Loan, 04/30/28(n)		562		528,097

				9,444,018

Diversified Telecommunication Services — 0.6%
Altice Financing SA, Term Loan, 01/31/26(n)		354		321,267
Altice Financing SA, Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.41%, 07/15/25		281		254,711
Altice France SA, Term Loan, 08/14/26(n)		806		763,932
Iridium Satellite LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 11/04/26		—	(o)	364
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 2.74%, 03/01/27		633		589,093
Ligado Networks LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 11.20% (11.20% Cash or 0.00% PIK), 12/07/20(c)(i)		284		168,331
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 11/15/24		829		725,665
Zayo Group LLC, Term Loan, 03/09/27(n)		4,249		3,994,209

				6,817,572

Electric Utilities — 0.0%
Calpine Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.99%, 01/15/25		106		98,444
Edgewater Generation LLC, Term Loan, 12/13/25(n)		112		89,913

				188,357

Electrical Equipment — 0.1%
GrafTech International Ltd., 1st Lien Term Loan B, 02/12/25(c)(n)		484		416,064
MH Sub I LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 4.82%, 09/13/24		553		465,176

				881,240

Energy Equipment & Services — 0.1%
McDermott International, Inc., Term Loan:
10/21/20(n)		278		251,076
10/21/21(c)(n)		9		8,454
(LIBOR USD 3 Month + 4.00%), 7.25%, 05/09/25		670		189,775
Mcdermott Technology, Term Loan, 10/23/20(n)		326		294,272

				743,577

Entertainment — 0.2%
Creative Artists Agency LLC, Term Loan C9, 11/27/26(n)		848		733,185
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 4.50%, 07/03/24		590		398,753
PCI Gaming Authority, 1st Lien Term Loan, 05/29/26(n)		492		398,903
Renaissance Learning, Inc., Term Loan, 05/24/25(n)		36		30,048
William Morris Endeavor Entertainment LLC, Term Loan B, 05/18/25(n)		1,175		920,587

				2,481,476

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 0.1%
Claros Mortgage Trust, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.26%, 08/09/26(c)	USD	607	$467,101
DTZ US BORROWER LLC, Term Loan, 08/21/25(n)		743	648,384
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 2.99%, 03/22/24		214	174,525
RHP Hotel Properties LP, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.99%, 05/11/24		437	387,031

			1,677,041

Food & Staples Retailing — 0.2%
BCPE Empire Holdings, Inc., Delayed Draw Term Loan, 06/11/26(n)		57	49,809
BCPE Empire Holdings, Inc., Term Loan B, 06/11/26(n)		360	316,955
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 4.68%, 05/23/25		115	95,607
H-Food Incremental, Term Loan, 05/23/25(n)		325	274,572
US Foods, Inc., Term Loan B:
(LIBOR USD 1 Month + 1.75%), 2.74%, 06/27/23		967	891,453
08/14/26(n)		318	288,405

			1,916,801

Food Products — 0.5%
1011778 BC ULC, Term Loan B4, (LIBOR USD 1 Month + 1.75%), 2.74%, 11/19/26		701	645,065
8th Avenue Food & Provisions, Inc., Term Loan, 10/01/25(n)		355	322,779
B&G Foods, Inc., Term Loan B, 10/10/26(n)		70	64,912
Chobani LLC, Term Loan, 10/10/23(n)		1,398	1,241,101
Froneri International Ltd., 2nd Lien Term Loan, (LIBOR USD 1 Month + 5.75%), 6.74%, 01/31/28(c)		99	89,100
Froneri International Ltd., Term Loan, 01/29/27(c)(n)		1,753	1,661,363
Hostess Brands LLC, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.24% - 4.03%, 08/03/25		329	304,485
JBS USA LLC, Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.07%, 05/01/26		121	113,008
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.95%, 05/15/24		527	474,006
TMK Hawk Parent Corp., Term Loan, 08/28/24(n)		1,313	817,113

			5,732,932

Health Care Equipment & Supplies — 0.3%(n)
Immucor, Inc., 1st Lien Term Loan, 06/15/21		1,376	1,176,810
Sotera Health Holdings LLC, Term Loan, 11/20/26		2,554	2,211,906

			3,388,716

Health Care Providers & Services — 0.8%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 06/30/25		486	426,559
Azalea TopCo, Inc., Term Loan, 07/24/26(c)(n)		821	746,961
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07% - 4.45%, 06/07/23		679	599,945
Dentalcorp Perfect Smile ULC, Term Loan, 05/31/25(n)		427	330,172
Envision Healthcare Corp., Term Loan, 10/10/25(n)		856	432,367
Eyecare Partners LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.82%, 02/18/27		597	477,406

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Gentiva Health Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.25%, 07/02/25(c)	USD	738	$689,888
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.74%, 03/13/25		564	532,918
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 4.20%, 06/07/23		506	445,950
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 10/20/22		736	612,341
Option Care Health, Inc., 1st Lien Term Loan B, 08/06/26(n)		655	537,220
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(n)		1,802	1,524,580
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 02/06/24		624	390,260
WCG Purchaser Corp., Term Loan, 01/08/27(c)(n)		604	567,705
Wink Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.45%, 12/02/24		560	469,973
WP CityMD Bidco LLC, Term Loan, 08/13/26(n)		557	493,525

			9,277,770

Health Care Technology — 0.2%
Athenahealth, Inc., Term Loan B, 02/05/26(c)(n)		1,112	1,034,511
Change Healthcare Holdings LLC, Term Loan B, 03/01/24(c)(n)		1,209	1,136,217
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.74%, 10/10/25		658	610,809

			2,781,537

Hotels, Restaurants & Leisure — 0.7%
Aimbridge Acquisition, Inc., Term Loan B, 02/02/26(c)(n)		250	175,303
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 3.58%, 10/19/24		247	220,032
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 2.93% - 4.65%, 09/15/23		424	364,540
Caesars Resort Collection LLC, Term Loan, 12/23/24(n)		1,410	1,133,401
CityCenter Holdings LLC, Term Loan B, 04/18/24(n)		1,074	931,889
Eldorado Resorts, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.25%, 04/17/24(c)		72	62,579
Four Seasons Holdings, Inc., Term Loan F, 11/30/23(n)		556	500,322
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 3.49% - 3.70%, 10/04/23		585	453,157
IRB Holding Corp., Term Loan, 02/05/25(n)		970	745,010
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.36%, 04/03/25		410	386,683
Motorcity Casino Hotel, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.24%, 08/06/21		484	428,584
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 3.75%, 04/29/24		451	305,597
Playtika Holding Corp., Term Loan B, 12/10/24(n)		439	407,933
Scientific Games International, Inc., Term Loan B, 08/14/24(n)		469	377,072
Stars Group Holdings BV, Term Loan, 07/10/25(n)		599	569,183
Station Casinos LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.24%, 02/08/27		518	438,850
Whatabrands LLC, Term Loan B, 07/31/26(n)		561	460,423

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc., Term Loan B, 05/30/25(n)	USD	149	$130,243

			8,090,801

Household Durables — 0.0%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 4.50%, 11/08/23		177	69,409
(LIBOR USD 1 Month + 8.00%), 9.00%, 11/08/24		17	3,785

			73,194

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., Term Loan:
(LIBOR USD 1 Month + 2.25%), 3.24%, 04/05/26		613	580,640
08/12/26(c)(n)		286	269,234

			849,874

Industrial Conglomerates — 0.4%
AVSC Holding Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.70% - 4.95%, 03/03/25		1,785	1,115,416
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.99%, 03/31/25		819	707,684
RBS Global, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.68%, 08/21/24		255	231,860
Vertiv Group Corp., Term Loan, 03/02/27(c)(n)		2,504	2,153,440

			4,208,400

Insurance — 0.7%
Alliant Holdings Intermediate LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.86%, 05/09/25		165	149,515
Alliant Holdings Intermediate LLC, Term Loan, 05/09/25(n)		1,536	1,391,188
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75% - 3.77%, 01/25/24		807	743,591
AssuredPartners, Inc., Term Loan, 02/12/27(n)		602	521,807
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 3.99%, 11/03/23		454	431,755
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 7.49%, 08/04/25		554	504,832
Hub International Ltd., Term Loan B, 04/25/25(n)		239	224,221
HUB International Ltd., Term Loan B, (LIBOR USD 6 Month + 2.75%), 4.39% - 4.55%, 04/25/25		915	850,134
Sedgwick, 1st Lien Term Loan, 12/31/25(n)		964	847,345
Sedgwick, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.99%, 09/03/26		667	598,095
USI, Inc., 1st Lien Term Loan B, 05/16/24(n)		1,571	1,429,311
USI, Inc., Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.99%, 12/02/26		88	78,416

			7,770,210

IT Services — 1.7%
Altran Technologies SA, Term Loan, (LIBOR USD 1 Month + 2.50%), 3.27%, 03/20/25		98	89,421
Ancestry.com Operations, Inc., Term Loan B(c):
10/19/23(n)		661	568,047
(LIBOR USD 1 Month + 4.25%), 5.25%, 08/27/26		334	263,985
Applied Systems, Inc., Term Loan:
09/19/24(n)		795	730,271
(LIBOR USD 3 Month + 7.00%), 8.45%, 09/19/25		211	189,836
Boxer Parent Co., Inc., Term Loan B, 10/02/25(n)		617	509,005

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Camelot U.S. Acquisition 1 Co., Term Loan B, 10/30/26(c)(n)	USD	1,412	$1,327,158
CCC Information Services, Inc., Term Loan, 04/29/24(n)		1,000	907,296
Epicor Software Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 4.24%, 06/01/22		680	618,423
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 4.49%, 11/27/24		202	171,260
Greeneden US Holdings I LLC, Term Loan B, 12/01/23(c)(n)		1,263	1,174,630
IG Investments Holdings LLC, Term Loan, 05/23/25(n)		1,412	1,114,507
Mitchell International, Inc., 1st Lien Term Loan, 11/29/24(n)		825	682,337
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 8.24%, 12/01/25		197	147,500
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.71%, 08/01/25		168	63,559
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.95%, 08/01/24		173	121,289
Presidio Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.28%, 01/22/27(c)		252	234,154
Pug LLC, Term Loan, 02/12/27(c)(n)		1,550	1,317,144
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.76%, 11/03/23		230	199,119
Sabre GLBL, Inc., Term Loan, 02/22/24(n)		412	343,031
Solera LLC, Term Loan B1, 03/03/23(n)		1,006	938,010
Sophia LP, 1st Lien Term Loan B, 09/30/22(n)		1,097	1,039,179
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B5, 04/16/25(n)		740	690,840
SS&C Technologies Holdings, Inc., Term Loan B, 04/16/25(n)		343	319,501
Trans Union LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.74%, 11/16/26		1,471	1,403,661
Verscend Holding Corp., Term Loan B, 08/27/25(c)(n)		1,315	1,235,831
Vertafore, Inc., Term Loan B, 07/02/25(n)		1,464	1,282,753
WEX, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 3.24%, 05/15/26		1,373	1,183,269

			18,865,016

Life Sciences Tools & Services — 0.2%
Albany Molecular Research, Inc., Term Loan: 08/30/24(n)		359	309,241
(LIBOR USD 1 Month + 7.00%), 8.00%, 08/30/25		60	42,000
Avantor Funding, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 3.25%, 11/21/24		562	528,470
eResearchTechnology, Inc., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.95%, 02/04/27		1,093	950,486
IQVIA, Inc., Term Loan B, (LIBOR USD 3 Month + 1.75%), 3.69%, 03/07/24		61	55,964

			1,886,161

Machinery — 0.3%
Clark Equipment Co., Term Loan, (LIBOR USD 3 Month + 1.75%), 3.20%, 05/18/24		159	141,762
Gates Global LLC, Term Loan B, 04/01/24(n)		1,200	1,034,655
Ingersoll-Rand Services Co., Term Loan, 03/01/27(n)		699	653,609
Terex Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.74%, 01/31/24(c)		70	63,964

Security		Par (000)	Value

Machinery (continued)
Titan Acquisition Ltd., Term Loan, 03/28/25(n)	USD	2,165	$1,764,716

			3,658,706

Media — 0.8%
Ascend Learning LLC, Term Loan B, 07/12/24(n)		675	598,497
Cable One, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 2.74%, 05/01/24(c)		135	131,223
Charter Communications Operating, Term Loan B1, (LIBOR USD 1 Month + 1.75%), 2.74%, 04/30/25		415	396,866
Clear Channel Outdoor Holdings, Inc., Term Loan, 08/21/26(n)		1,904	1,599,544
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 3.11%, 04/15/27		888	846,518
Diamond Sports Group LLC, Term Loan, 08/24/26(c)(n)		442	340,508
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.77%, 02/07/24		213	198,702
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 3 Month + 3.75%), 5.68%, 11/27/23		145	132,131
LCPR Loan Financing LLC, Term Loan, (LIBOR USD 1 Month + 5.00%), 5.70%, 10/15/26		529	484,696
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 12/01/23		2,014	1,316,035
Lions Gate Capital Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 3.24%, 03/24/25		525	469,577
Midcontinent Communications, Term Loan, (LIBOR USD 1 Month + 1.75%), 2.74%, 08/15/26		217	200,943
Nexstar Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.33%, 09/18/26		457	423,878
Radiate Holdco LLC, Term Loan, 02/01/24(n)		692	634,364
Terrier Media Buyer, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.70%, 12/17/26		817	720,928
Trader Corp., Term Loan, 09/28/23(c)(n)		1,225	1,029,317

			9,523,727

Metals & Mining — 0.1%
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 6.11%, 07/31/25		715	536,538
Equinox Holdings, Inc., Term Loan B, 03/08/24(n)		650	471,484

			1,008,022

Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 7.50%, 10/25/23		506	198,987

Multi-Utilities — 0.1%
Exgen Renewables IV LLC, Term Loan, 11/28/24(n)		613	548,520
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.25%, 12/08/23		101	85,255

			633,775

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp., Term Loan, (LIBOR USD 3 Month + 10.38%), 11.99%, 12/31/21		860	40,549
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.49%, 11/28/22		193	125,476
EURO Garages Ltd., Term Loan B, (LIBOR USD 6 Month + 4.00%), 5.07%, 02/07/25		801	580,878

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EURO Garages Ltd., Term Loan B1, (LIBOR USD 6 Month + 4.00%), 5.07%, 02/07/25	USD	113	$81,707

			828,610

Personal Products — 0.1%
Sunshine Luxembourg VII SARL, Term Loan, 10/01/26(n)		821	734,220

Pharmaceuticals — 0.5%
Amneal Pharmaceuticals LLC, Term Loan B18, 03/21/25(n)		766	650,867
Bausch Health Cos., Inc., Term Loan, 06/02/25(n)		2,227	2,106,963
Catalent, Term Loan B, 05/18/26(c)(n)		716	690,894
Elanco Animal Health, Inc., Term Loan, 02/04/27(n)		147	138,985
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 3 Month + 2.00%), 2.68%, 11/15/27		275	259,482
Jaguar Holding Co. I, Term Loan, 08/18/22(n)		2,108	2,006,214
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.20%, 09/24/24		407	272,545

			6,125,950

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(c)(n)		1,504	1,348,207
STG-Fairway Holdings LLC, Term Loan B, (LIBOR USD 3 Month + 3.50%), 4.57%, 01/31/27		270	227,207

			1,575,414

Real Estate Management & Development — 0.1%
ESH Hospitality, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.99%, 09/18/26		300	264,710
Forest City Enterprises LP, Term Loan, (LIBOR USD 1 Month + 3.50%), 4.49%, 12/08/25(c)		689	585,933
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 3.83%, 02/08/25		80	67,483

			918,126

Road & Rail — 0.2%(n)
Lineage Logistics LLC, Term Loan, 02/27/25		1,145	1,063,580
Uber Technologies, Inc., Term Loan, 07/13/23		1,038	963,519

			2,027,099

Semiconductors & Semiconductor Equipment — 0.0%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.99%, 05/29/25(c)		37	35,366
ON Semiconductor Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.99%, 09/19/26		227	212,554

			247,920

Software — 1.7%
Castle US Holding Corp., Term Loan, 01/29/27(c)(n)		940	745,542
CERENCE, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 7.52%, 10/01/24		329	292,072
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 6.53%, 09/29/23		532	373,818
Ellie Mae, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 5.20%, 04/17/26		1,712	1,491,838
Infor US, Inc., Term Loan, 02/01/22(n)		2,902	2,781,193
Informatica LLC, Term Loan:
7.13%, 02/25/25(c)(p)		556	489,280
02/25/27(n)		2,211	1,905,406

Security		Par (000)	Value

Software (continued)
Kronos, Inc., 1st Lien Term Loan B, 11/01/23(n)	USD	2,460	$2,233,221
Kronos, Inc., 2nd Lien Term Loan B, 11/01/24(n)		449	411,236
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.69%, 09/30/24		1,117	1,042,957
PowerSchool Group LLC, 1st Lien Term Loan, 07/31/25(n)		1,093	934,504
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 4.24%, 10/01/25		2,167	2,071,068
RP Crown Parent LLC, 1st Lien Term Loan, 10/12/23(c)(n)		1,317	1,251,364
SolarWinds Holdings, Inc., Term Loan B, 02/05/24(n)		798	739,106
SS&C Technologies Holdings, Inc., Term Loan, 04/16/25(n)		244	227,940
TIBCO Software, Inc., 1st Lien Term Loan, 06/30/26(c)(n)		1,469	1,380,812
TIBCO Software, Inc., 2nd Lien Term Loan, 03/03/28(c)(n)		860	799,800
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.74%, 05/04/26		739	686,300

			19,857,457

Specialty Retail — 0.3%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.99%, 11/07/24(c)		556	522,394
Belron Finance US LLC, Term Loan B1, (LIBOR USD 3 Month + 2.25%), 3.96%, 11/06/25(c)		92	86,327
IAA, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 3.25%, 06/28/26		208	197,548
MED ParentCo LP, Delayed Draw Term Loan, (LIBOR USD 1 Month + 4.25%), 3.86% - 5.24%, 08/31/26		86	70,800
MED ParentCo LP, Term Loan, (LIBOR USD 1 Month + 4.25%), 5.24%, 07/31/26		488	403,522
Midas Intermediate Holdco II LLC, Term Loan B, 08/18/21(n)		559	433,671
PetSmart, Inc., Term Loan, 03/11/22(n)		1,427	1,364,413

			3,078,675

Technology Hardware, Storage & Peripherals — 0.1%
Electronics for Imaging, Inc., Term Loan, 07/23/26(n)		609	495,398
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.35%, 04/29/23		808	775,823

			1,271,221

Trading Companies & Distributors — 0.0%
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 2.74%, 10/17/23		546	505,976

Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.87%, 05/27/24		581	449,658
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 05/16/24		413	356,136
SBA Senior Finance II LLC, 2nd Lien Term Loan B, 04/06/25(n)		692	652,447

			1,458,241

Total Floating Rate Loan Interests — 16.2% (Cost: $211,647,441)			184,954,964

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Foreign Agency Obligations — 1.3%

Chile — 0.2%
Corp. Nacional del Cobre de Chile, 3.63%, 08/01/27	USD	500	$495,376
Empresa de Transporte de Pasajeros Metro SA, 4.75%, 02/04/24		520	522,763
Empresa Nacional del Petroleo:
3.75%, 08/05/26		600	553,016
5.25%, 11/06/29(b)		220	216,920

			1,788,075

China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	109,015
China Cinda Asset Management Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.29%), 4.45%(a)(k)	USD	200	196,875
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(k)		300	289,406
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	172,170
Zhengzhou Real Estate Group Co. Ltd., 3.95%, 10/09/22		460	448,008

			1,215,474

France — 0.1%
Aeroports de Paris, 2.13%, 10/02/26	EUR	300	331,062
Electricite de France SA(a)(k):
(EUR Swap Annual 6 Year + 3.44%), 4.00%		300	321,430
(GBP Swap 13 Year + 3.96%), 6.00%	GBP	200	239,427
(EUR Swap Annual 5 Year + 3.20%), 3.00%	EUR	200	205,137

			1,097,056

India — 0.3%
Indian Oil Corp. Ltd., 4.75%, 01/16/24	USD	1,200	1,140,375
Oil India Ltd., 5.13%, 02/04/29		640	568,600
Power Finance Corp. Ltd.:
3.75%, 06/18/24		315	293,048
3.75%, 12/06/27		303	262,190
4.50%, 06/18/29		365	323,938
3.95%, 04/23/30		800	677,000
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		497	446,989

			3,712,140

Indonesia — 0.1%
Pertamina Persero PT, 4.30%, 05/20/23		1,250	1,244,531
Perusahaan Listrik Negara PT, 5.50%, 11/22/21		270	271,266

			1,515,797

Israel — 0.1%
Israel Electric Corp. Ltd., Series 6, 5.00%, 11/12/24(b)		660	688,256

Italy — 0.0%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	225	205,960

Mexico — 0.0%
Petroleos Mexicanos:
6.50%, 03/13/27	USD	461	338,907
5.35%, 02/12/28		140	97,300

			436,207

Morocco — 0.1%
OCP SA, 4.50%, 10/22/25		600	566,812

Security		Par (000)	Value

Pakistan — 0.0%
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/22	USD	200	$186,700

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25		400	384,625
Petroleos del Peru SA, 5.63%, 06/19/47		500	450,312

			834,937

South Africa — 0.1%
Transnet SOC Ltd., 4.00%, 07/26/22		660	629,063

Sri Lanka — 0.1%
SriLankan Airlines Ltd., 7.00%, 06/25/24		1,700	1,535,440

Total Foreign Agency Obligations — 1.3% (Cost: $15,628,225)			14,411,917

Foreign Government Obligations — 0.4%

Indonesia — 0.1%
Pertamina Persero PT, 4.18%, 01/21/50		800	684,284

Maldives — 0.1%
Republic of Maldives, 7.00%, 06/07/22		900	692,235

Mongolia — 0.0%
State of Mongolia, 8.75%, 03/09/24		256	241,413

Pakistan — 0.0%
Islamic Republic of Pakistan, 6.88%, 12/05/27		200	165,245

Qatar — 0.0%
State of Qatar, 3.25%, 06/02/26		500	511,250

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 3.50%, 04/16/29		334	328,155

Sri Lanka — 0.2%
Democratic Socialist Republic of Sri Lanka:
6.85%, 03/14/24		200	118,396
6.35%, 06/28/24		200	117,713
6.83%, 07/18/26		1,000	584,560
7.85%, 03/14/29		200	108,212
7.55%, 03/28/30		2,600	1,433,250

			2,362,131

Total Foreign Government Obligations — 0.4% (Cost: $7,259,521)			4,984,713

		Shares

Investment Companies — 3.4%
Invesco Senior Loan ETF		100,131	2,048,680
iShares 0-5 Year High Yield Corporate Bond ETF*		530,200	21,669,274
iShares Floating Rate Bond ETF*		308,079	15,015,771

Total Investment Companies — 3.4% (Cost: $42,575,230)			38,733,725

		Par (000)

Non-Agency Mortgage-Backed Securities — 2.5%

Collateralized Mortgage Obligations — 0.5%
Alternative Loan Trust:
Series 2006-OA11, Class A1B, 1.14%, 09/25/46(d)		2,783	2,315,213
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		2,288	1,437,060

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
LSTAR Securities Investment Trust, Series 2019-1, Class A1, 3.28%, 03/01/24(b)(d)	USD	997	$981,788
MCM Trust, Series 2018-NPL2, Class A, 4.00%, 10/25/28(b)(c)(e)		1,370	1,382,429

			6,116,490

Commercial Mortgage-Backed Securities — 1.8%
BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 3.61%, 08/14/34(b)(d)		861	585,353
BX Commercial Mortgage Trust, Series 2019- XL, Class G, 3.00%, 10/15/36(b)(d)		2,866	2,407,051
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		1,000	703,042
Commercial Mortgage Trust, Series 2016-667M, Class D, 3.18%, 10/10/36(b)(d)		1,000	839,207
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class B, 4.19%, 06/15/57(d)		2,000	1,926,490
Series 2019-C17, Class C, 3.93%, 09/15/52		2,858	2,072,738
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 08/10/49(b)(d)		530	381,141
DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.53%, 10/10/34(b)(d)		990	809,989
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 07/10/48		440	329,959
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41(b)(d)		1,886	1,565,732
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.63%, 03/15/50(b)(d)		990	793,351
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.15%, 07/15/50(b)(d)		1,000	786,766
Series 2015-C25, Class D, 3.07%, 10/15/48.		650	474,921
USDC, Series 2018-USDC, Class E, 4.49%, 05/13/38(b)(d)		2,000	1,656,258
Velocity Commercial Capital Loan Trust(b)(d):
Series 2019-3, Class M2, 3.28%, 10/25/49		3,370	2,584,898
Series 2019-3, Class M3, 3.38%, 10/25/49		978	736,756
Wells Fargo Commercial Mortgage Trust(d):
Series 2015-C30, Class C, 4.50%, 09/15/58		1,000	853,941
Series 2016-NXS5, Class D, 4.97%, 01/15/59		750	602,621

			20,110,214

Interest Only Commercial Mortgage-Backed Securities — 0.2%(d)
Benchmark Mortgage Trust, Series 2019-B13, Class XA, 1.27%, 08/15/57		25,672	1,933,734
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		8,700	346,450

			2,280,184

Total Non-Agency Mortgage-Backed Securities — 2.5% (Cost: $33,569,849)			28,506,888

	Beneficial Interest (000)

Other Interests — 0.0%(q)

Capital Markets — 0.0%
Millennium Corp. Claim(c)(g)		811	—

Total Other Interests — 0.0%			—

Security		Par (000)	Value

Preferred Securities — 0.9%

Capital Trusts — 0.9%

Banks — 0.8%(j)(k)
Bank of America Corp.:
Series X, 6.25%	USD	370	$375,550
Series Z, 6.50%		30	31,650
Series AA, 6.10%		240	242,400
Series DD, 6.30%		60	63,000
Citigroup, Inc., Series V, 4.70%		6,840	5,859,144
JPMorgan Chase & Co.:
Series FF, 5.00%		1,760	1,653,063
Series HH, 4.60%		406	355,331
Lloyds Banking Group plc, 6.41%(b)		100	100,000
Wells Fargo & Co., Series U, 5.87%		210	213,150

			8,893,288

Capital Markets — 0.1%
Morgan Stanley, Series J, 5.55%(j)(k)		1,250	1,087,500

Total Capital Trusts — 0.9% (Cost: $11,461,672)			9,980,788

	Shares

Preferred Stocks — 0.0%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15-12/15/15, cost $53,170)(h)(k)		56,090	22,677

Total Preferred Stocks — 0.0% (Cost: $54,874)			22,677

Total Preferred Securities — 0.9% (Cost: $11,516,546)			10,003,465

	Par (000)

U.S. Government Sponsored Agency Securities — 0.0%

Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Variable Rate Notes, Series 2018-DNA1, Class B1, (LIBOR USD 1 Month + 3.15%), 4.10%, 07/25/30(a)		1,500	558,322

Total U.S. Government Sponsored Agency Securities — 0.0% (Cost: $1,500,000)			558,322

Total Long-Term Investments — 88.3% (Cost: $1,125,682,237)			1,006,082,727

	Shares

Short-Term Securities — 8.1%(r)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%*		91,028,618	91,028,618
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.27%		1,549,855	1,549,855

Total Short-Term Securities — 8.1% (Cost: $92,578,473)			92,578,473

Total Options Purchased — 0.0% (Cost: $1,686,714)			530,091

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Value
Total Investments Before Options Written — 96.4% (Cost: $1,219,947,424)	$1,099,191,291

Total Options Written — (0.0)% (Premium Received — $93,440)	(349,170)

Total Investments Net of Options Written — 96.4% (Cost: $1,219,853,984)	1,098,842,121

Other Assets Less Liabilities — 3.6%	40,843,149

Net Assets — 100.0%	$1,139,685,270

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $22,677, representing less than 0.05% of its net assets as of period end, and an original cost of $53,170.

(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Perpetual security with no stated maturity date.
(l)	Convertible security.
(m)	Zero-coupon bond.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Amount is less than 500.
(p)	Fixed rate.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)	Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	124,707,965	—	(33,679,347)	91,028,618	$91,028,618	$979,087	$303	$—
iShares 0-5 Year High Yield Corporate Bond ETF	530,200	—	—	530,200	21,669,274	634,087	—	(2,979,724)
iShares Floating Rate Bond ETF	491,932	—	(183,853)	308,079	15,015,771	290,926	(1,106,413)	(710,916)
iShares J.P. Morgan USD Emerging Markets Bond ETF(c)	32,813	—	(32,813)	—	—	81,430	(484,137)	(225,261)

					$127,713,663	$1,985,530	$(1,590,247)	$(3,915,901)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Note	1,076	06/19/20	$149,228	$1,717,810
U.S. Treasury Long Bond	38	06/19/20	6,804	572,407
U.S. Treasury 2 Year Note	40	06/30/20	8,815	125,799
U.S. Treasury 5 Year Note	390	06/30/20	48,890	1,081,984

				3,498,000

Short Contracts
Euro-Bobl	21	06/08/20	3,132	(4,696)
Euro-Bund	3	06/08/20	571	(4,205)
Euro-Schatz	1	06/08/20	124	223
U.S. Treasury 10 Year Ultra Note	2	06/19/20	312	(17,239)
U.S. Treasury Ultra Bond	58	06/19/20	12,869	256

				(25,661)

				$3,472,339

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	55,000	USD	38,810	JPMorgan Chase Bank NA	04/03/20	$272
USD	41,207	CAD	55,000	BNP Paribas SA	04/03/20	2,124
EUR	2,010,000	USD	2,178,686	Bank of America NA	04/17/20	39,382
EUR	230,000	USD	245,256	Citibank NA	04/17/20	8,553
GBP	40,000	USD	48,271	Citibank NA	04/17/20	1,428
USD	39,901,238	EUR	35,110,000	Bank of America NA	04/17/20	1,156,774
USD	510,544	EUR	460,000	JPMorgan Chase Bank NA	04/17/20	2,927
USD	10,525,591	EUR	9,260,000	Morgan Stanley & Co. International plc	04/17/20	307,029
USD	4,209,426	GBP	3,250,000	Bank of America NA	04/17/20	171,384
USD	699,449	GBP	540,000	JPMorgan Chase Bank NA	04/17/20	28,513
USD	356,847	EUR	323,000	JPMorgan Chase Bank NA	05/05/20	131
HKD	3,449,088	USD	444,430	Goldman Sachs International	06/16/20	327
USD	106,222	EUR	94,680	Bank of America NA	06/16/20	1,496
USD	577,795	JPY	61,790,810	JPMorgan Chase Bank NA	06/16/20	1,265
USD	577,635	JPY	61,790,810	UBS AG	06/16/20	1,105

						1,722,710

EUR	323,000	USD	356,358	JPMorgan Chase Bank NA	04/03/20	(112)
USD	355,012	EUR	323,000	Bank of America NA	04/03/20	(1,235)
EUR	200,000	USD	223,752	BNP Paribas SA	04/17/20	(3,048)
GBP	20,000	USD	25,149	BNP Paribas SA	04/17/20	(300)
USD	522,828	EUR	480,000	Bank of America NA	04/17/20	(6,860)
USD	275,717	EUR	250,000	Deutsche Bank AG	04/17/20	(162)
USD	594,236	EUR	540,000	JPMorgan Chase Bank NA	04/17/20	(1,663)
USD	755,077	EUR	700,000	Morgan Stanley & Co. International plc	04/17/20	(17,385)
USD	97,095	GBP	80,000	JPMorgan Chase Bank NA	04/17/20	(2,303)
USD	38,825	CAD	55,000	JPMorgan Chase Bank NA	05/05/20	(272)
USD	2,493,379	HKD	19,375,671	Bank of America NA	06/16/20	(5,096)

						(38,436)

Net Unrealized Appreciation						$1,684,274

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	9	09/18/20	USD	3,400.00	USD	2,326	$3,555
S&P 500 Index	5	12/18/20	USD	3,500.00	USD	1,292	3,725

							7,280

Put
S&P 500 Index	9	04/17/20	USD	2,875.00	USD	2,326	279,135

							$286,415

OTC Credit Default Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price	Notional Amount (000) (a)	Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Call
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.33.V2	Quarterly	Morgan Stanley & Co. International plc	04/15/20	USD 107.50	USD 143,000	$1,356

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap(a)	1.10%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	05/15/20	1.10%	USD 46,500	$101,890
10-Year Interest Rate Swap(a)	2.50%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	01/15/21	2.50	USD 57,250	28,656
30-Year Interest Rate Swap(a)	2.50%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/13/21	2.50	USD 18,000	111,774

									$242,320

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	9	09/18/20	USD	3,500.00	USD	2,326	$(2,160)
S&P 500 Index	5	12/18/20	USD	3,600.00	USD	1,292	(2,400)

							(4,560)

Put
S&P 500 Index	9	04/17/20	USD	2,950.00	USD	2,326	(344,610)

							$(349,170)

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

ITRAXX.FINSR.28.V2	1.00%	Quarterly	12/20/22	NR	EUR	100	$657	$1,231	$(574)
ITRAXX.EUR. CROSSOVER.32.V1	5.00	Quarterly	12/20/24	CCC+	EUR	840	(17,441)	33,464	(50,905)
CDX.NA.HY.34.V1	5.00	Quarterly	06/20/25	B-	USD	36,350	(2,273,087)	(2,008,431)	(264,656)

							$(2,289,871)	$(1,973,736)	$(316,135)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Altice Finco SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	140	$(1,250)	$(18,083)	$16,833
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	110	(982)	(11,705)	10,723

							$(2,232)	$(29,788)	$27,556

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	16		$(2,844)	$(1,563)	$(1,281)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	33		(5,879)	(3,112)	(2,767)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	33		(5,885)	(3,115)	(2,770)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	20		(3,531)	(1,749)	(1,782)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	13		(2,354)	(1,166)	(1,188)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	NR	EUR	160		(32,469)	(19,106)	(13,363)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	12/20/23	NR	USD	30		(1,911)	(1,713)	(198)
Chesapeake Energy Corp	5.00	Quarterly	Barclays Bank plc	12/20/23	CCC-	USD	54		(47,250)	377	(47,627)
Chesapeake Energy Corp	5.00	Quarterly	Barclays Bank plc	12/20/23	CCC-	USD	23		(20,125)	33	(20,158)
Altice Luxembourg SA	5.00	Quarterly	Citibank NA	12/20/24	NR	EUR	30		(671)	3,318	(3,989)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	200		(55,937)	8,926	(64,863)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	80		(22,375)	4,678	(27,053)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	60		(16,782)	(759)	(16,023)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	100		(27,970)	—	(27,970)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	20		(5,593)	671	(6,264)
Intrum AB	5.00	Quarterly	Credit Suisse International	12/20/24	BB+	EUR	100		(22,033)	3,158	(25,191)
Tesco plc	1.00	Quarterly	Barclays Bank plc	12/20/25	BBB-	EUR	100		(1,297)	(2,445)	1,148

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BBB-	EUR 370	$(22,812)	$(32,852)	$10,040

							$(297,718)	$(46,419)	$(251,299)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	1.45%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$34,695	$(2,008,431)	$—	$(316,135)	$—
OTC Swaps	21,161	(97,368)	38,744	(262,487)	—
Options Written	N/A	N/A	10,310	(266,040)	(349,170)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,498,479	$—	$3,498,479
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,722,710	—	—	1,722,710
Options purchased
Investments at value — unaffiliated(b)	—	1,356	286,415	—	242,320	—	530,091
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	59,905	—	—	—	—	59,905

	$—	$61,261	$286,415	$1,722,710	$3,740,799	$—	$5,811,185

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$26,140	$—	$26,140
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	38,436	—	—	38,436
Options written
Options written at value	—	—	349,170	—	—	—	349,170
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	316,135	—	—	—	—	316,135
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	359,855	—	—	—	—	359,855

	$—	$675,990	$349,170	$38,436	$26,140	$—	$1,089,736

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(408,965)	$—	$12,983,085	$—	$12,574,120
Forward foreign currency exchange contracts	—	—	—	(174,872)	—	—	(174,872)
Options purchased(a)	—	(404,800)	(935,771)	—	(1,348,742)	—	(2,689,313)
Options written	—	(1,683,760)	258,398	—	118,581	—	(1,306,781)
Swaps	—	(9,723,895)	—	—	—	—	(9,723,895)

	$—	$(11,812,455)	$(1,086,338)	$(174,872)	$11,752,924	$—	$(1,320,741)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(1,837)	—	4,096,980	—	4,095,143
Forward foreign currency exchange contracts	—	—	—	1,106,653	—	—	1,106,653
Options purchased(b)	—	(327,272)	1,699,171	—	(377,555)	—	994,344
Options written	—	(97,037)	(906,918)	—	—	—	(1,003,955)
Swaps	—	(1,414,458)	—	—	—	—	(1,414,458)

	$—	$(1,838,767)	$790,416	$1,106,653	$3,719,425	$—	$3,777,727

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$201,434,949
Average notional value of contracts — short	11,967,519
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	57,733,670
Average amounts sold — in USD	2,227,861
Options:
Average value of option contracts purchased	261,375
Average value of option contracts written	200,544
Average notional value of swaption contracts purchased	201,875,000
Credit default swaps:
Average notional value — buy protection	306,662
Average notional value — sell protection	48,187,572

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$527,670	$498,336
Forward foreign currency exchange contracts	1,722,710	38,436
Options(a)	530,091	349,170
Swaps — Centrally cleared	—	558,511
Swaps — OTC(b)	59,905	359,855

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,840,376	$1,804,308
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(814,085)	(1,406,017)

Total derivative assets and liabilities subject to an MNA	$2,026,291	$398,291

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$1,369,036	$(13,191)	$—	$—	$1,355,845
Barclays Bank plc	103,448	(72,141)	—	—	31,307
BNP Paribas SA	2,124	(2,124)	—	—	—
Citibank NA	41,955	(12,712)	—	—	29,243
Credit Suisse International	44,989	(44,989)	—	—	—
Goldman Sachs International	327	(327)	—	—	—
JPMorgan Chase Bank NA	144,882	(16,120)	—	(128,762)	—
Morgan Stanley & Co. International plc	318,425	(50,237)	—	—	268,188
UBS AG	1,105	—	—	—	1,105

	$2,026,291	$(211,841)	$—	$(128,762)	$1,685,688

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$13,191	$(13,191)	$—	$—	$—
Barclays Bank plc	72,141	(72,141)	—	—	—
BNP Paribas SA	3,348	(2,124)	—	—	1,224
Citibank NA	12,712	(12,712)	—	—	—
Credit Suisse International	197,911	(44,989)	—	—	152,922
Deutsche Bank AG	162	—	—	—	162
Goldman Sachs International	32,469	(327)	—	—	32,142
JPMorgan Chase Bank NA	16,120	(16,120)	—	—	—
Morgan Stanley & Co. International plc	50,237	(50,237)	—	—	—

	$398,291	$(211,841)	$—	$—	$186,450

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$76,662,504	$21,045,324	$97,707,828
Common Stocks:
Aerospace & Defense	34,099	—	—	34,099
Chemicals	427,848	—	—	427,848
Commercial Services & Supplies	—	—	9,816	9,816
Consumer Finance	—	13,963	—	13,963
Diversified Telecommunication Services	—	42,760	—	42,760
Electric Utilities	—	44,144	—	44,144
Energy Equipment & Services	—	243	—	243
Equity Real Estate Investment Trusts (REITs)	798,438	—	—	798,438
Health Care Providers & Services	—	—	213	213
Life Sciences Tools & Services	18,202	—	—	18,202
Machinery	—	14,150	—	14,150
Media	49,229	—	—	49,229
Metals & Mining	128,557	—	—	128,557
Pharmaceuticals	265,112	—	—	265,112
Software	97	—	—	97
Corporate Bonds(a)	—	624,374,034	—	624,374,034
Floating Rate Loan Interests:
Aerospace & Defense	—	5,201,403	273,600	5,475,003
Airlines	—	1,537,198	—	1,537,198
Auto Components	—	645,026	1,560,479	2,205,505
Automobiles	—	630,013	—	630,013
Building Products	—	1,257,138	—	1,257,138
Capital Markets	—	1,173,320	1,594,708	2,768,028
Chemicals	—	2,475,727	3,408,366	5,884,093
Commercial Services & Supplies	—	6,920,646	1,939,626	8,860,272
Construction & Engineering	—	711,910	—	711,910
Construction Materials	—	2,300,891	458,783	2,759,674
Containers & Packaging	—	4,128,625	1,278,651	5,407,276
Diversified Consumer Services	—	5,978,880	753,155	6,732,035
Diversified Financial Services	—	7,436,576	2,007,442	9,444,018
Diversified Telecommunication Services	—	6,649,241	168,331	6,817,572
Electric Utilities	—	188,357	—	188,357
Electrical Equipment	—	465,176	416,064	881,240
Energy Equipment & Services	—	735,123	8,454	743,577
Entertainment	—	2,481,476	—	2,481,476
Equity Real Estate Investment Trusts (REITs)	—	1,209,940	467,101	1,677,041
Food & Staples Retailing	—	1,916,801	—	1,916,801
Food Products	—	3,982,469	1,750,463	5,732,932
Health Care Equipment & Supplies	—	3,388,716	—	3,388,716
Health Care Providers & Services	—	7,273,216	2,004,554	9,277,770
Health Care Technology	—	610,809	2,170,728	2,781,537
Hotels, Restaurants & Leisure	—	7,852,919	237,882	8,090,801
Household Durables	—	73,194	—	73,194
Independent Power and Renewable Electricity Producers	—	580,640	269,234	849,874
Industrial Conglomerates	—	2,054,960	2,153,440	4,208,400
Insurance	—	7,770,210	—	7,770,210
IT Services	—	12,744,067	6,120,949	18,865,016
Life Sciences Tools & Services	—	1,886,161	—	1,886,161
Machinery	—	3,594,742	63,964	3,658,706
Media	—	8,022,679	1,501,048	9,523,727
Metals & Mining	—	1,008,022	—	1,008,022
Multiline Retail	—	198,987	—	198,987
Multi-Utilities	—	633,775	—	633,775
Oil, Gas & Consumable Fuels	—	828,610	—	828,610

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
Personal Products	$—	$734,220	$—	$734,220
Pharmaceuticals	—	5,435,056	690,894	6,125,950
Professional Services	—	227,207	1,348,207	1,575,414
Real Estate Management & Development	—	332,193	585,933	918,126
Road & Rail	—	2,027,099	—	2,027,099
Semiconductors & Semiconductor Equipment	—	212,554	35,366	247,920
Software	—	15,190,659	4,666,798	19,857,457
Specialty Retail	—	2,469,954	608,721	3,078,675
Technology Hardware, Storage & Peripherals	—	1,271,221	—	1,271,221
Trading Companies & Distributors	—	505,976	—	505,976
Wireless Telecommunication Services	—	1,458,241	—	1,458,241
Foreign Agency Obligations(a)	—	14,411,917	—	14,411,917
Foreign Government Obligations(a)	—	4,984,713	—	4,984,713
Investment Companies	38,733,725	—	—	38,733,725
Non-Agency Mortgage-Backed Securities	—	27,124,459	1,382,429	28,506,888
Preferred Securities(a)	—	9,980,788	—	9,980,788
U.S. Government Sponsored Agency Securities	—	558,322	—	558,322
Short-Term Securities	92,578,473	—	—	92,578,473
Options Purchased:
Credit contracts	—	1,356	—	1,356
Equity contracts	286,415	—	—	286,415
Interest rate contracts	—	242,320	—	242,320
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(35,644)	—	(35,644)

Subtotal	$133,320,195	$904,832,052	$60,980,723	$1,099,132,970

Investments valued at NAV(c)				22,677

Total Investments				$1,099,155,647

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$38,744	$—	$38,744
Foreign currency exchange contracts	—	1,722,710	—	1,722,710
Interest rate contracts	3,498,479	—	—	3,498,479
Liabilities:
Credit contracts	—	(578,622)	—	(578,622)
Equity contracts	(349,170)	—	—	(349,170)
Foreign currency exchange contracts	—	(38,436)	—	(38,436)
Interest rate contracts	(26,140)	—	—	(26,140)

	$3,123,169	$1,144,396	$—	$4,267,565

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Credit Strategies Income Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Total
Investments:
Assets:
Opening balance, as of September 30, 2019	$6,491,103	$67,907	$8,561,187	$3,182,368	$18,302,565
Transfers into level 3(a)	—	27	28,002,019	—	28,002,046
Transfers out of level 3	—	(61,232)	(2,027,541)	—	(2,088,773)
Accrued discounts/premiums	2,445	—	36,078	(389)	38,134
Net realized gain (loss)	(22,676)	—	(1,822,692)	4,325	(1,841,043)
Net change in unrealized appreciation (depreciation)(b)(c)	(835,197)	3,327	(4,214,012)	(15,567)	(5,061,449)
Purchases	16,469,087	—	30,348,034	—	46,817,121
Sales	(1,059,438)	—	(20,340,132)	(1,788,308)	(23,187,878)

Closing balance, as of March 31, 2020	$21,045,324	$10,029	$38,542,941	$1,382,429	$60,980,723

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020(c)	$(838,519)	$3,327	$(4,228,758)	$(15,567)	$(5,079,517)

(a)

As of September 30, 2019, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) March 31, 2020	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 0.4%

Collateralized Mortgage Obligations — 0.4%
Seasoned Credit Risk Transfer Trust:
Series 2018-4, Class MA, 3.50%, 03/25/58	USD	1,099	$1,161,087
Series 2019-2, Class MA, 3.50%, 08/25/58		637	675,064

			1,836,151

Total Non-Agency Mortgage-Backed Securities — 0.4% (Cost: $1,719,972)			1,836,151

U.S. Government Sponsored Agency Securities — 155.4%

Collateralized Mortgage Obligations — 9.8%
Federal Home Loan Mortgage Corp.:
Series 3745, Class ZA, 4.00%, 10/15/40		360	418,862
Series 3780, Class ZA, 4.00%, 12/15/40		812	949,779
Series 3960, Class PL, 4.00%, 11/15/41		900	1,049,388
Series 4325, Class ZX, 4.50%, 04/15/44		2,478	2,979,434
Series 4384, Class LB, 3.50%, 08/15/43		1,500	1,655,974
Federal National Mortgage Association:
Series 1996-48, Class Z, 7.00%, 11/25/26		162	177,477
Series 2010-134, Class KZ, 4.50%, 12/25/40		469	496,858
Series 2010-141, Class LZ, 4.50%, 12/25/40		364	389,575
Series 2011-8, Class ZA, 4.00%, 02/25/41		2,457	2,713,607
Series 2011-131, Class LZ, 4.50%, 12/25/41		329	348,323
Series 2017-76, Class PB, 3.00%, 10/25/57		1,125	1,251,426
Series 2018-21, Class CA, 3.50%, 04/25/45		1,455	1,552,667

Federal National Mortgage Association Variable Rate Notes, Series 2018-32, Class PS, (LIBOR USD 1 Month + 7.23%), 6.13%, 05/25/48(a)		1,752	2,054,181
Government National Mortgage Association:
Series 2009-122, Class PY, 6.00%, 12/20/39		665	769,920
Series 2016-123, Class LM, 3.00%, 09/20/46		400	450,894
Series 2019-5, Class P, 3.50%, 07/20/48		751	806,306
Government National Mortgage Association Variable Rate Notes(b):
Series 2009-31, Class PT, 3.64%, 05/20/39		266	279,547
Series 2014-107, Class WX, 6.81%, 07/20/39		1,246	1,483,204
Series 2015-55, Class A, 5.40%, 03/16/36		9,385	11,152,657
Series 2015-103, Class B, 6.90%, 01/20/40		5,827	7,021,273
Series 2015-187, Class C, 5.26%, 03/20/41		10,143	12,011,846

			50,013,198

Commercial Mortgage-Backed Securities — 2.8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 04/25/28		620	728,525
Federal Home Loan Mortgage Corp. Variable Rate Notes(b):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		1,696	1,771,551
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		1,396	1,467,004
Series K077, Class A2, 3.85%, 05/25/28		4,457	5,220,257
Series K085, Class A2, 4.06%, 10/25/28		2,555	3,053,623
Federal National Mortgage Association ACES Variable Rate Notes, Series 2018-M4, Class A2, 3.05%, 03/25/28(b)		1,770	1,930,037
Government National Mortgage Association, Series 2019-7, Class V, 3.00%, 05/16/35		167	178,856

			14,349,853

Interest Only Collateralized Mortgage Obligations — 2.3%
Federal Home Loan Mortgage Corp.:
Series 4062, Class GI, 4.00%, 02/15/41		104	9,337

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 4533, Class JI, 5.00%, 12/15/45	USD	733	$122,246
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series 4119, Class SC, (LIBOR USD 1 Month + 6.15%), 5.45%, 10/15/42		2,241	389,822
Series 4309, Class SJ, (LIBOR USD 1 Month + 6.10%), 5.40%, 02/15/44		1,163	201,391
Series 4901, Class CS, (LIBOR USD 1 Month + 6.10%), 5.40%, 07/25/49		4,722	862,599
Series 4941, Class SH, (LIBOR USD 1 Month + 5.95%), 5.25%, 12/25/49		2,987	575,345
Federal National Mortgage Association:
Series 2013-10, Class PI, 3.00%, 02/25/43		135	11,681
Series 2014-68, Class YI, 4.50%, 11/25/44		174	25,749
Series 2015-74, Class IA, 6.00%, 10/25/45		4,166	826,696
Series 2015-77, 6.00%, 10/25/45		4,929	982,616
Series 2017-68, Class IE, 4.50%, 09/25/47		4,562	711,412
Series 2018-63, 3.00%, 09/25/48		788	79,788
Series 395, Class 7, 5.50%, 11/25/39		246	41,516
Federal National Mortgage Association Variable Rate Notes(a):
Series 2015-66, Class AS, (LIBOR USD 1 Month + 6.25%), 5.30%, 09/25/45		6,483	1,226,373
Series 2016-60, Class SD, (LIBOR USD 1 Month + 6.10%), 5.15%, 09/25/46		1,007	198,074
Series 2016-78, Class CS, (LIBOR USD 1 Month + 6.10%), 5.15%, 05/25/39		1,254	226,907
Series 2016-81, Class CS, (LIBOR USD 1 Month + 6.10%), 5.15%, 11/25/46		1,754	326,289
Series 2017-70, Class SA, (LIBOR USD 1 Month + 6.15%), 5.20%, 09/25/47		1,369	257,314
Series 2017-81, Class SM, (LIBOR USD 1 Month + 6.20%), 5.25%, 10/25/47		2,251	608,602
Series 2019-5, Class SA, (LIBOR USD 1 Month + 6.10%), 5.15%, 03/25/49		5,754	995,493
Series 2019-25, Class SA, (LIBOR USD 1 Month + 6.05%), 5.10%, 06/25/49		4,712	942,838
Series 2019-35, Class SA, (LIBOR USD 1 Month + 6.10%), 5.15%, 07/25/49		2,596	468,479
Government National Mortgage Association:
Series 2014-113, Class NI, 5.00%, 07/20/44		211	39,217
Series 2017-139, Class IB, 4.50%, 09/20/47		665	82,623
Series 2017-144, Class DI, 4.50%, 09/20/47		500	57,090
Series 2018-89, Class CI, 5.00%, 12/20/47		652	113,975
Government National Mortgage Association Variable Rate Notes(a):
Series 2010-108, Class SG, (LIBOR USD 1 Month + 6.10%), 5.33%, 09/20/39		361	8,434
Series 2015-64, Class SG, (LIBOR USD 1 Month + 5.60%), 4.83%, 05/20/45		6,834	1,088,243

			11,480,149

Interest Only Commercial Mortgage-Backed Securities — 1.3%
Government National Mortgage Association Variable Rate Notes(b):
Series 2016-22, 0.77%, 11/16/55		21,332	1,001,977
Series 2016-45, 0.98%, 02/16/58		14,238	877,776
Series 2016-92, 0.96%, 04/16/58		4,838	299,503
Series 2016-110, 1.01%, 05/16/58		4,593	293,086
Series 2016-113, 1.15%, 02/16/58		10,718	811,031
Series 2016-151, 1.07%, 06/16/58		15,989	1,098,200
Series 2017-53, 0.69%, 11/16/56		20,186	1,004,063
Series 2017-61, 0.76%, 05/16/59		4,715	288,537
Series 2017-64, 0.70%, 11/16/57		6,715	372,765
Series 2017-72, 0.68%, 04/16/57		11,684	625,254

			6,672,192

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Mortgage-Backed Securities — 139.2%
Federal Home Loan Mortgage Corp.:
3.00%, 06/01/35 - 07/01/35	USD	1,449		$1,536,373
3.50%, 07/01/26 - 09/01/26		45		47,855
4.00%, 04/01/20 - 05/01/26		162		170,627
5.00%, 05/01/35 - 12/01/38		93		103,348
5.65%, 05/01/37 - 12/01/37		992		1,088,508
5.75%, 08/01/37 - 04/01/38		1,575		1,732,223
7.50%, 03/01/27		—	(c)	87
Federal National Mortgage Association:
3.40%, 04/01/41		163		167,017
3.50%, 11/01/46		1,730		1,861,157
4.45%, 03/01/36 - 06/01/36		781		825,830
4.94%, 01/01/35 - 05/01/35		180		186,263
5.00%, 04/01/36		100		105,152
5.20%, 08/01/34 - 09/01/34		225		234,771
5.25%, 08/01/37 - 09/01/37		990		1,087,030
5.54%, 01/01/35		74		77,006
5.75%, 04/01/37		397		433,987
5.80%, 07/01/34		47		48,795
5.94%, 09/01/34		75		78,790
6.50%, 09/01/28 - 02/01/31		1,460		1,629,267
Government National Mortgage Association:
2.50%, 04/15/50(d)		29,221		30,538,228
3.00%, 05/15/42 - 09/20/46		17,354		18,627,321
3.00%, 04/15/50(d)		116,911		123,583,147
3.50%, 04/15/41 - 11/20/47		110,944		118,657,858
3.50%, 08/20/42(e)		38,743		41,437,694
3.50%, 04/15/50(d)		48,379		50,991,050
4.00%, 10/20/41 - 12/20/47		62,309		67,188,550
4.00%, 04/15/50(d)		14,471		15,373,331
4.50%, 12/15/34 - 12/20/49		37,953		40,954,733
4.50%, 05/20/49(e)		42,030		44,606,193
5.00%, 09/15/28 - 09/20/48		28,483		31,172,087
5.00%, 04/15/50(d)		1,900		2,021,125
5.30%, 12/15/36 - 04/15/37		236		256,419
5.50%, 03/15/32 - 12/15/34		8,049		9,085,968
5.64%, 02/15/37 - 06/15/37		2,038		2,258,770
5.65%, 05/20/37 - 02/20/38		1,139		1,232,777
5.75%, 08/20/37 - 04/20/38		516		555,373
5.80%, 11/15/36 - 03/15/37		1,919		2,113,223
6.00%, 03/20/28 - 01/15/39		10,374		11,713,618
6.50%, 09/20/27 - 10/20/40		3,999		4,589,703
7.00%, 03/20/24 - 05/20/27		16		17,300
7.50%, 04/20/23 - 10/20/25		2		2,527
8.00%, 05/15/21 - 05/15/30		46		48,097
8.50%, 11/15/21 - 02/15/25		18		18,076
9.00%, 06/15/21 - 10/15/21		3		2,748
9.50%, 09/15/20 - 09/15/22		2		1,780
Uniform Mortgage-Backed Securities:
2.50%, 04/25/35 - 04/25/50(d)		21,989		22,778,889
3.00%, 07/01/35 - 04/01/50		44,447		46,816,678
3.00%, 04/25/50(d)		1,133		1,187,747
3.50%, 04/25/35(d)		1,796		1,888,817
3.50%, 03/01/43 - 08/01/43		2,001		2,147,163
4.00%, 07/01/43		3,487		3,791,649
4.00%, 04/25/50(d)		296		315,659
5.00%, 01/01/21 - 07/01/35		1,581		1,752,182
5.25%, 07/01/37 - 08/01/37		617		670,097
5.50%, 12/01/32 - 04/01/35		135		151,476
6.50%, 08/01/35		755		881,359

				710,843,498

Total U.S. Government Sponsored Agency Securities — 155.4% (Cost: $770,265,675)				793,358,890

Security		Par (000)	Value

U.S. Treasury Obligations — 1.4%
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24	USD	4,787	$4,856,085
0.13%, 10/15/24		2,551	2,581,993

Total U.S. Treasury Obligations — 1.4% (Cost: $7,360,927)			7,438,078

Total Long-Term Investments — 157.2% (Cost: $779,346,574)			802,633,119

	Shares

Short-Term Securities — 3.3%

Money Market Funds — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(f)*		16,511,307	16,511,307

Total Money Market Funds — 3.2% (Cost: $16,511,307)			16,511,307

	Par (000)

U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills, 0.20%, 05/12/20(g)		287	286,969

Total U.S. Treasury Obligations — 0.1% (Cost: $286,934)			286,969

Total Short-Term Securities — 3.3% (Cost: $16,798,241)			16,798,276

Total Options Purchased — 0.0% (Cost: $131,471)			4,778

Total Investments Before Options Written and TBA Sale Commitments — 160.5% (Cost: $796,276,286)			819,436,173

Total Options Written — (0.2)% (Premium Received — $252,644)			(1,048,211)

TBA Sale Commitments — (15.4)%(d)

Mortgage-Backed Securities — (15.4)%
Government National Mortgage Association:
2.50%, 04/15/50		8,191	(8,560,235)
3.50%, 04/15/50		1,100	(1,169,832)
4.50%, 04/15/50		5,900	(6,261,375)
Uniform Mortgage-Backed Securities:
2.50%, 04/25/50		8,981	(9,303,755)
3.00%, 04/25/50 - 05/25/50		46,959	(49,227,909)
3.50%, 04/25/50		364	(384,683)
4.00%, 04/25/50		3,525	(3,759,120)

Total TBA Sale Commitments — (15.4)% (Proceeds: $77,199,833)			(78,666,909)

Total Investments Net of Options Written and TBA Sale Commitments — 144.9% (Cost: $718,823,809)			739,721,053

Liabilities in Excess of Other Assets — (44.9)%			(229,091,428)

Net Assets — 100.0%			$510,629,625

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock GNMA Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Amount is less than 500.
(d)	Represents or includes a TBA transaction.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	2,823,418	13,687,889	—	16,511,307	$16,511,307	$31,059	$6	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	0.95%	03/19/20	04/15/20	$18,074,750	$18,080,474	U.S. Government Sponsored Agency Securities	Up to 30 days
Credit Suisse Securities (USA) LLC	0.85	03/20/20	04/21/20	42,217,339	42,226,310	U.S. Government Sponsored Agency Securities	Up to 30 days

				$60,292,089	$60,306,784

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock GNMA Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 2 Year Note	64	06/30/20	$14,105	$28,201

Short Contracts
90-day Eurodollar	23	06/15/20	5,720	(48,333)
U.S. Treasury 10 Year Note	218	06/19/20	30,234	(460,143)
U.S. Treasury 10 Year Ultra Note	5	06/19/20	780	(13,130)
U.S. Treasury Long Bond	53	06/19/20	9,490	(798,662)
U.S. Treasury Ultra Bond	6	06/19/20	1,331	(141,892)
U.S. Treasury 5 Year Note	11	06/30/20	1,379	(1,387)
90-day Eurodollar	23	09/14/20	5,730	(40,269)
90-day Eurodollar	23	12/14/20	5,730	(43,857)
90-day Eurodollar	22	03/15/21	5,484	(30,405)
90-day Eurodollar	12	06/14/21	2,991	(26,400)
90-day Eurodollar	12	09/13/21	2,991	(11,642)
90-day Eurodollar	21	12/13/21	5,233	(18,666)
90-day Eurodollar	11	03/14/22	2,741	(2,947)
90-day Eurodollar	9	12/19/22	2,239	(9,237)

				(1,646,970)

				$(1,618,769)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put 10-Year Interest Rate Swap(a)	2.11%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	2.11%	USD	15,000	$4,778

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 10 Year Note	34	05/22/20	USD	133.50	USD	3,400	$(184,875)
U.S. Treasury 10 Year Note	58	05/22/20	USD	136.50	USD	5,800	(161,313)
U.S. Treasury 10 Year Note	102	05/22/20	USD	132.50	USD	10,200	(651,844)

							$(998,032)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock GNMA Portfolio

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.35%	Semi-Annual	Deutsche Bank AG	09/30/20	0.35%	USD	3,900	$(39,477)

Put
2-Year Interest Rate Swap(a)	0.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/25/20	0.60	USD	33,700	(10,702)

										$(50,179)

(a)	Forward settling swaption.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.66%	Semi-Annual	3 month LIBOR	Quarterly	02/06/23	USD	12,000	$(770,820)	$—	$(770,820)
2.87%	Semi-Annual	3 month LIBOR	Quarterly	03/23/23	USD	9,600	(700,697)	—	(700,697)
3 month LIBOR	Quarterly	2.61%	Semi-Annual	02/07/24	USD	5,400	451,707	—	451,707
2.71%	Semi-Annual	3 month LIBOR	Quarterly	03/18/24	USD	13,300	(1,205,175)	—	(1,205,175)
3 month LIBOR	Quarterly	3.13%	Semi-Annual	05/22/28	USD	1,750	365,099	—	365,099
2.85%	Semi-Annual	3 month LIBOR	Quarterly	12/21/28	USD	2,000	(390,558)	—	(390,558)
2.64%	Semi-Annual	3 month LIBOR	Quarterly	03/14/29	USD	2,700	(473,052)	—	(473,052)
3 month LIBOR	Quarterly	2.52%	Semi-Annual	04/08/29	USD	4,000	683,074	—	683,074
3 month LIBOR	Quarterly	1.45%	Semi-Annual	08/19/29	USD	2,100	144,201	—	144,201
2.03%	Semi-Annual	3 month LIBOR	Quarterly	09/09/29	USD	8,200	(1,027,949)	—	(1,027,949)
3 month LIBOR	Quarterly	1.47%	Semi-Annual	09/09/29	USD	1,800	131,305	—	131,305
1.59%	Semi-Annual	3 month LIBOR	Quarterly	09/12/29	USD	1,400	(118,583)	—	(118,583)
1.66%	Semi-Annual	3 month LIBOR	Quarterly	03/16/30	USD	12,400	(1,173,586)	—	(1,173,586)

							$(4,085,034)	$—	$(4,085,034)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate

3 month LIBOR	London Interbank Offered Rate	1.45%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$—	$1,775,386	$(5,860,420)	$—
Options Written	N/A	N/A	29,540	(825,107)	(1,048,211)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock GNMA Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$28,201	$—	$28,201
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	4,778	—	4,778
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	1,775,386	—	1,775,386

	$—	$—	$—	$—	$1,808,365	$—	$1,808,365

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	1,646,970	—	1,646,970
Options written
Options written at value	—	—	—	—	1,048,211	—	1,048,211
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	5,860,420	—	5,860,420

	$—	$—	$—	$—	$8,555,601	$—	$8,555,601

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,776,826)	$—	$(2,776,826)
Options purchased(a)	—	—	—	—	(213,317)	—	(213,317)
Options written	—	—	—	—	312,511	—	312,511
Swaps	—	—	—	—	(1,631,487)	—	(1,631,487)

	$—	$—	$—	$—	$(4,309,119)	$—	$(4,309,119)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(1,645,093)	—	(1,645,093)
Options purchased(b)	—	—	—	—	41,192	—	41,192
Options written	—	—	—	—	(773,934)	—	(773,934)
Swaps	—	—	—	—	(1,044,431)	—	(1,044,431)

	$—	$—	$—	$—	$(3,422,266)	$—	$(3,422,266)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock GNMA Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$32,540,300
Average notional value of contracts — short	80,136,147
Options:
Average value of option contracts written	499,016
Average notional value of swaption contracts purchased	43,700,000
Average notional value of swaption contracts written	28,450,000
Interest rate swaps:
Average notional value — pays fixed rate	88,100,000
Average notional value — receives fixed rate	15,050,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$141,246	$8,118
Options(a)	4,778	1,048,211
Swaps — Centrally cleared	52,888	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$198,912	$1,056,329
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(194,134)	(1,006,150)

Total derivative assets and liabilities subject to an MNA	$4,778	$50,179

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Citibank NA	$4,778	$—	$—	$—	$4,778

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Deutsche Bank AG	$50,179	$—	$—	$—	$50,179

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$802,633,119	$—	$802,633,119
Short-Term Securities:
Money Market Funds	16,511,307	—	—	16,511,307

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock GNMA Portfolio

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$286,969	$—	$286,969
Options Purchased:
Interest rate contracts	—	4,778	—	4,778
Liabilities:
Investments:
TBA Sale Commitments	—	(78,666,909)	—	(78,666,909)

	$16,511,307	$724,257,957	$—	$740,769,264

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$28,201	$1,775,386	$—	$1,803,587
Liabilities:
Interest rate contracts	(2,645,002)	(5,910,599)	—	(8,555,601)

	$(2,616,801)	$(4,135,213)	$—	$(6,752,014)

(a)	See above Schedule of Investments for values in each security type.
(b)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $60,306,784 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) March 31, 2020	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.8%(a)
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 2.89%, 08/15/30(b)	USD 5,800	$5,469,243
LMREC, Inc., Series 2016-CRE2, Class A, (LIBOR USD 1 Month + 1.70%), 3.33%, 11/24/31(b)	99	97,743
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40	216	208,421
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34	976	963,259

Total Asset-Backed Securities — 0.8% (Cost: $7,090,389)		6,738,666

Foreign Agency Obligations — 0.0%

Mexico — 0.0%
Petroleos Mexicanos:
6.63%, 06/15/35	64	42,817
6.95%, 01/28/60(a)	48	32,400

		75,217

Total Foreign Agency Obligations — 0.0% (Cost: $113,011)		75,217

Foreign Government Obligations — 0.2%

Colombia — 0.0%
Titulos de Tesoreria, 7.25%, 10/18/34	COP 116,900	28,452

Indonesia — 0.1%
Republic of Indonesia:
6.63%, 05/15/33	IDR 552,000	29,258
7.50%, 06/15/35	3,130,000	179,817
8.38%, 04/15/39	4,136,000	250,924

		459,999

Israel — 0.0%
State of Israel Government Bond, 3.88%, 07/03/50	USD 200	205,500

Panama — 0.0%
Republic of Panama, 4.50%, 04/01/56	200	217,500

Russia — 0.1%
Russian Federation:
4.38%, 03/21/29	200	214,000
8.50%, 09/17/31	RUB 23,422	339,491

		553,491

Total Foreign Government Obligations — 0.2% (Cost: $1,593,664)		1,464,942

Non-Agency Mortgage-Backed Securities — 3.2%

Collateralized Mortgage Obligations — 0.4%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD 1,076	1,134,816
Series 2018-3, Class MA, 3.50%, 08/25/57	1,497	1,580,166
Series 2019-2, Class MA, 3.50%, 08/25/58	850	900,086

		3,615,068

Commercial Mortgage-Backed Securities — 2.5%
BANK:
Series 2020-BN26, Class A4, 2.40%, 03/15/63	1,387	1,367,053
Series 2020-BN26, Class B, 2.91%, 03/15/63(c)	1,650	1,384,376

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.29%, 03/15/53	USD 1,004	$983,864
BX Commercial Mortgage Trust, Series 2019- XL, Class D, 2.15%, 10/15/36(a)(c)	3,057	2,735,850
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/09/41(a)	3,168	2,860,450
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)	810	736,193
Commercial Mortgage Trust, Series 2017- PANW, Class A, 3.24%, 10/10/29(a)	4,050	3,989,826
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93%, 09/15/52	929	673,749
Hudson Yards Mortgage Trust, Series 2019- 30HY, Class D, 3.44%, 07/10/39(a)(c)	526	490,609
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-MKST, Class B, 1.75%, 12/15/36(a)(c)	986	904,172
KKR Industrial Portfolio Trust, Series 2020-AIP, Class A, 2.04%, 03/15/37(a)(c)	411	366,836
Morgan Stanley Capital I Trust, Series 2018- SUN, Class A, 1.60%, 07/15/35(a)(c)	1,480	1,193,707
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)	2,673	2,663,695

		20,350,380

Interest Only Commercial Mortgage-Backed Securities — 0.3%(c)
CSAIL Commercial Mortgage Trust:
Series 2018-C14, Class XA, 0.57%, 11/15/51	3,497	130,378
Series 2019-C16, Class XA, 1.57%, 06/15/52	10,294	1,128,718
UBS Commercial Mortgage Trust, Series 2019- C17, Class XA, 1.64%, 10/15/52	7,769	790,237

		2,049,333

Total Non-Agency Mortgage-Backed Securities — 3.2% (Cost: $28,022,539)		26,014,781

U.S. Government Sponsored Agency Securities — 63.1%

Agency Obligations — 0.6%
Federal Home Loan Bank, 4.00%, 04/10/28 .	4,100	5,051,548
Federal National Mortgage Association Variable Rate Notes, Series 1996-W1, Class AL, 7.25%, 03/25/26(c)	4	4,446

		5,055,994

Collateralized Mortgage Obligations — 2.3%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 4901, Class BF, (LIBOR USD 1 Month + 0.40%), 1.10%, 07/25/49(b)	2,293	2,266,080
Federal National Mortgage Association:
Series 2011-8, Class ZA, 4.00%, 02/25/41	2,355	2,600,540
Series 2014-27, Class VC, 4.00%, 05/25/31	3,236	3,520,787
Federal National Mortgage Association Variable Rate Notes, Series 2019-39, Class LF, (LIBOR USD 1 Month + 0.45%), 1.40%, 08/25/49(b)	2,602	2,579,036
Government National Mortgage Association, Series 2016-123, Class LM, 3.00%, 09/20/46	500	563,618
Government National Mortgage Association Variable Rate Notes:
Series 2014-107, Class WX, 6.81%, 07/20/39(c)	1,212	1,442,645
Series 2019-21, Class FL, (LIBOR USD 1 Month + 0.45%), 1.22%, 02/20/49(b)	2,990	2,964,485

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2019-89, Class FH, (LIBOR USD 1 Month + 0.40%), 1.17%, 07/20/49(b)	USD 3,028	$3,007,024

		18,944,215

Commercial Mortgage-Backed Securities — 2.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 01/25/28	1,070	1,233,105
Federal Home Loan Mortgage Corp. Variable Rate Notes(c):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29	2,264	2,364,491
Series 2019-SB61, Class A10F, 3.17%, 01/25/29	1,870	1,965,290
Series K081, Class A2, 3.90%, 08/25/28	3,204	3,817,343
Series K082, Class A2, 3.92%, 09/25/28	2,115	2,510,184
Series K084, Class A2, 3.78%, 10/25/28	1,998	2,344,059
Series K085, Class A2, 4.06%, 10/25/28	2,600	3,107,405
Series K086, Class A2, 3.86%, 11/25/28	2,350	2,785,758
Federal National Mortgage Association ACES, Series 2020-M5, Class A2, 2.21%, 01/25/30	3,015	3,123,044
Government National Mortgage Association, Series 2019-7, Class V, 3.00%, 05/16/35	228	243,163

		23,493,842

Interest Only Commercial Mortgage-Backed Securities — 0.9%
Federal Home Loan Mortgage Corp., Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)	189,288	243,745
Government National Mortgage Association Variable Rate Notes(c):
Series 2005-9, 0.63%, 01/16/45	2,091	18,297
Series 2005-50, 0.41%, 06/16/45	1,653	11,525
Series 2006-30, 2.39%, 05/16/46	1,117	61,236
Series 2016-22, 0.77%, 11/16/55	24,933	1,171,107
Series 2016-45, 0.98%, 02/16/58	18,016	1,110,701
Series 2016-92, 0.96%, 04/16/58	6,276	388,531
Series 2016-113, 1.15%, 02/16/58	13,681	1,035,186
Series 2016-151, 1.07%, 06/16/58	9,399	645,610
Series 2017-30, 0.71%, 08/16/58	6,512	331,974
Series 2017-44, 0.70%, 04/17/51	7,023	353,156
Series 2017-53, 0.69%, 11/16/56	19,428	966,352
Series 2017-61, 0.76%, 05/16/59	4,778	292,357
Series 2017-64, 0.70%, 11/16/57	7,819	434,014
Series 2017-72, 0.68%, 04/16/57	12,350	660,903

		7,724,694

Mortgage-Backed Securities — 56.4%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31	1,905	1,985,254
3.00%, 09/01/27 - 12/01/46	4,939	5,214,753
3.50%, 12/01/40 - 01/01/48	5,860	6,290,758
4.00%, 08/01/40 - 12/01/45	2,886	3,142,654
4.50%, 02/01/39 - 08/01/48	3,450	3,775,223
5.00%, 04/01/36 - 10/01/41	1,041	1,152,288
5.50%, 06/01/41	1,035	1,172,828
Federal National Mortgage Association:
3.00%, 02/01/44	619	657,992
3.50%, 11/01/46	2,028	2,182,047
4.00%, 01/01/41	87	94,687
Government National Mortgage Association:
2.50%, 04/15/50(d)	2,297	2,400,544
3.00%, 02/15/45 - 12/20/46	16,971	18,169,865
3.00%, 04/15/50(d)	11,354	12,001,976
3.50%, 01/15/42 - 10/20/46	23,160	24,743,709
3.50%, 04/15/50(d)	4,833	5,093,940
4.00%, 04/20/39 - 01/15/48	7,924	8,532,200
4.00%, 04/15/50(d)	6,198	6,584,473

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
4.50%, 12/20/39 - 04/20/49	USD 5,199		$5,681,173
4.50%, 04/15/50(d)	4,779		5,071,714
5.00%, 12/15/38 - 07/20/41	2,465		2,728,336
5.00%, 04/15/50(d)	323		343,591
7.00%, 06/15/23 - 11/15/23	—	(e)	40
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	1,165		1,199,956
2.00%, 04/25/35(d)	160		164,259
2.50%, 04/01/30 - 02/01/33	6,439		6,712,303
2.50%, 04/25/35 - 04/25/50(d)	45,844		47,496,949
3.00%, 04/01/28 - 03/01/47	38,157		40,326,695
3.00%, 04/25/35 - 04/25/50(d)	27,460		28,778,250
3.50%, 11/01/28 - 01/01/48	30,482		32,640,908
3.50%, 04/25/35 - 04/25/50(d)	68,188		72,057,852
4.00%, 09/01/33 - 03/01/50	28,242		30,627,629
4.00%, 04/25/50(d)	43,042		45,900,283
4.50%, 02/01/25 - 07/01/48	7,567		8,279,454
4.50%, 04/25/50(d)	15,753		16,951,088
5.00%, 11/01/32 - 06/01/45	907		998,680
5.00%, 04/25/50(d)	2,157		2,326,780
5.50%, 02/01/35 - 04/01/41	3,136		3,535,516
6.00%, 05/01/33 - 06/01/41	2,902		3,331,100
6.50%, 05/01/40	642		748,713

			459,096,460

Total U.S. Government Sponsored Agency Securities — 63.1% (Cost: $501,795,121)			514,315,205

U.S. Treasury Obligations — 54.3%
U.S. Treasury Bonds:
4.25%, 05/15/39	1,760		2,737,488
4.50%, 08/15/39	1,760		2,820,606
4.38%, 11/15/39	1,760		2,788,088
3.13%, 02/15/43	6,770		9,272,784
2.88%, 05/15/43 - 11/15/46	13,280		17,742,650
3.63%, 08/15/43	6,770		9,994,741
3.75%, 11/15/43	6,770		10,192,024
3.00%, 02/15/48	6,510		9,037,711
2.25%, 08/15/49	9,205		11,213,919
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24	61,862		62,755,562
0.13%, 10/15/24	9,501		9,616,370
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25	42,310		43,746,517
2.50%, 12/31/20	19,530		19,887,033
1.13%, 07/31/21	29,290		29,662,990
1.75%, 07/31/21 - 07/31/24	65,705		68,331,586
1.50%, 01/31/22 - 08/15/26	44,920		46,687,246
2.13%, 12/31/22 - 05/15/25	40,360		43,242,791
2.75%, 05/31/23	13,020		14,026,507
2.25%, 08/15/27	13,020		14,608,338
2.88%, 08/15/28	3,910		4,623,575
3.13%, 11/15/28	3,910		4,720,256
1.63%, 08/15/29	3,920		4,254,578

Total U.S. Treasury Obligations — 54.3% (Cost: $408,274,475)			441,963,360

Total Long-Term Investments — 121.6% (Cost: $946,889,199)			990,572,171

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 7.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(f)*	57,220,993	$57,220,993

Total Short-Term Securities — 7.0% (Cost: $57,220,993)		57,220,993

Total Options Purchased — 0.0% (Cost: $201,540)		17,718

Total Investments Before Options Written and TBA Sale Commitments — 128.6% (Cost: $1,004,311,732)		1,047,810,882

Total Options Written — (0.1)% (Premium Received — $345,213)		(1,334,496)

	Par (000)

TBA Sale Commitments — (18.4)%(d)

Mortgage-Backed Securities — (18.4)%
Government National Mortgage Association:
2.50%, 04/15/50	343	(358,462)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
3.00%, 04/15/50	USD	5,524	$(5,839,256)
3.50%, 04/15/50		200	(210,985)
4.50%, 04/15/50		3,179	(3,455,548)
5.00%, 04/15/50		508	(540,385)
Uniform Mortgage-Backed Securities:
2.00%, 04/25/35		160	(164,259)
3.00%, 04/25/35 - 05/25/50		22,484	(23,561,760)
3.50%, 04/25/35 - 04/25/50		40,970	(43,288,214)
4.00%, 04/25/35 - 04/25/50		32,334	(34,476,550)
4.50%, 04/25/35		388	(405,096)
2.50%, 04/25/50		30,689	(31,791,886)
5.50%, 04/25/50		2,704	(2,959,718)
6.00%, 04/25/50		2,510	(2,780,315)

Total TBA Sale Commitments — (18.4)% (Proceeds: $148,366,108)			(149,832,434)

Total Investments Net of Options Written and TBA Sale Commitments — 110.1% (Cost: $855,600,411)			896,643,952

Liabilities in Excess of Other Assets — (10.1)%			(82,232,278)

Net Assets — 100.0%			$814,411,674

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Represents or includes a TBA transaction.
(e)	Amount is less than 500.
(f)	Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	1,676,500	55,544,493	—	57,220,993	$57,220,993	$38,607	$3		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Note	334	06/19/20	$46,322	$796,328
U.S. Treasury 10 Year Ultra Note	17	06/19/20	2,653	25,487
U.S. Treasury Long Bond	62	06/19/20	11,102	216,453
U.S. Treasury Ultra Bond	81	06/19/20	17,972	846,358
U.S. Treasury 2 Year Note	416	06/30/20	91,679	90,048

				1,974,674

Short Contracts
U.S. Treasury 5 Year Note	127	06/30/20	15,921	(3,281)

				$1,971,393

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	70,000	BRL	335,916	Citibank NA	04/02/20	$5,352
AUD	89,000	USD	54,478	Morgan Stanley & Co. International plc	04/03/20	266
AUD	89,500	USD	53,939	State Street Bank and Trust Co.	04/03/20	1,113
USD	117,819	AUD	179,000	Morgan Stanley & Co. International plc	04/03/20	7,716
USD	4,664,766	EUR	4,160,000	UBS AG	04/03/20	76,571
RUB	7,867,962	USD	100,000	Goldman Sachs International	04/13/20	127
USD	70,000	KRW	83,235,600	Barclays Bank plc	04/13/20	1,637
USD	70,000	ZAR	1,132,463	Bank of America NA	04/14/20	6,802
IDR	1,513,156,728	USD	91,429	Deutsche Bank AG	04/15/20	1,535
USD	223,662	IDR	3,267,635,000	Bank of America NA	04/15/20	22,907
USD	111,532	IDR	1,633,945,000	HSBC Bank plc	04/15/20	11,147
USD	44,568	IDR	652,704,000	JPMorgan Chase Bank NA	04/15/20	4,468
USD	50,000	ZAR	889,825	BNP Paribas SA	04/17/20	367
AUD	130,000	USD	78,758	Goldman Sachs International	04/27/20	1,217
USD	80,000	CAD	112,296	Goldman Sachs International	04/27/20	180
USD	29,254	COP	118,753,000	Natwest Markets plc	06/16/20	180
AUD	3,577,996	CAD	3,044,692	Citibank NA	06/17/20	36,191
AUD	3,055,000	CAD	2,599,102	JPMorgan Chase Bank NA	06/17/20	31,290
CNH	15,685,983	USD	2,209,200	JPMorgan Chase Bank NA	06/17/20	384
CNY	13,576,152	USD	1,906,000	HSBC Bank plc	06/17/20	6,386
GBP	5,998,682	EUR	6,584,000	Morgan Stanley & Co. International plc	06/17/20	178,120
USD	8,046,000	CNY	56,465,219	Citibank NA	06/17/20	92,107
USD	516,334	IDR	7,448,371,613	JPMorgan Chase Bank NA	06/17/20	65,379
USD	1,034,525	RUB	69,990,784	Citibank NA	06/17/20	148,823
USD	509,726	IDR	7,448,371,613	JPMorgan Chase Bank NA	07/15/20	61,155

						761,420

BRL	325,766	USD	70,000	Citibank NA	04/02/20	(7,307)
EUR	1,722,000	USD	1,927,153	Barclays Bank plc	04/03/20	(27,905)
JPY	5,210,901	USD	50,000	HSBC Bank plc	04/13/20	(1,516)
KRW	84,182,000	USD	70,000	BNP Paribas SA	04/13/20	(860)
MXN	1,055,348	USD	50,000	Barclays Bank plc	04/13/20	(5,606)
MXN	2,102,981	USD	90,000	UBS AG	04/13/20	(1,536)
RUB	10,853,766	USD	140,000	Morgan Stanley & Co. International plc	04/13/20	(1,876)
USD	40,000	JPY	4,451,584	UBS AG	04/13/20	(1,419)
USD	60,000	KRW	73,740,600	Deutsche Bank AG	04/13/20	(564)
USD	80,000	KRW	98,006,400	JPMorgan Chase Bank NA	04/13/20	(494)
USD	100,000	RUB	8,047,000	Citibank NA	04/13/20	(2,405)
ZAR	1,130,550	USD	70,000	HSBC Bank plc	04/14/20	(6,910)
IDR	1,310,315,000	USD	83,829	Bank of America NA	04/15/20	(3,327)
IDR	454,490,000	USD	28,090	Citibank NA	04/15/20	(166)

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	837,070,000	USD	54,532	Deutsche Bank AG	04/15/20	$(3,105)
IDR	3,688,602,521	USD	234,076	Goldman Sachs International	04/15/20	(7,460)
IDR	2,586,775,000	USD	178,954	HSBC Bank plc	04/15/20	(20,030)
IDR	1,034,635,000	USD	71,305	JPMorgan Chase Bank NA	04/15/20	(7,740)
USD	98,992	EUR	90,000	Bank of America NA	04/16/20	(320)
USD	99,172	EUR	90,000	JPMorgan Chase Bank NA	04/16/20	(140)
ZAR	1,774,877	USD	110,000	Goldman Sachs International	04/17/20	(11,000)
USD	120,000	COP	488,100,000	Natwest Markets plc	04/20/20	(5)
CNY	567,062	USD	80,000	Natwest Markets plc	04/24/20	(68)
KZT	4,578,000	USD	12,000	Citibank NA	04/24/20	(1,913)
KZT	3,840,000	USD	10,000	Goldman Sachs International	04/24/20	(1,539)
USD	78,718	AUD	130,000	JPMorgan Chase Bank NA	04/27/20	(1,257)
USD	54,487	AUD	89,000	Morgan Stanley & Co. International plc	05/05/20	(267)
USD	53,942	AUD	89,500	State Street Bank and Trust Co.	05/05/20	(1,119)
CNY	10,453,198	USD	1,472,800	Bank of America NA	06/17/20	(325)
CNY	17,390,596	USD	2,458,000	HSBC Bank plc	06/17/20	(8,298)
IDR	1,286,931,000	USD	78,304	HSBC Bank plc	06/17/20	(388)
JPY	5,259,260	USD	50,000	Deutsche Bank AG	06/17/20	(927)
RUB	4,310,000	USD	56,473	Bank of America NA	06/17/20	(1,932)
RUB	13,319,258	USD	177,120	Credit Suisse International	06/17/20	(8,571)
RUB	2,304,457	USD	30,114	Goldman Sachs International	06/17/20	(952)
RUB	15,190,000	USD	203,044	HSBC Bank plc	06/17/20	(10,820)
RUB	6,195,000	USD	84,200	Societe Generale SA	06/17/20	(5,805)
KZT	3,892,500	USD	10,000	Goldman Sachs International	07/24/20	(1,743)
KZT	4,896,870	USD	12,540	Natwest Markets plc	07/24/20	(2,153)

						(159,768)

Net Unrealized Appreciation						$601,652

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Put
10-Year Interest Rate Swap(a)	2.11%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	2.11%	USD 19,200	$6,115

(a)	Forward settling swaption.

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2Y-10Y CMS Index Cap	0.50%	Morgan Stanley & Co. International plc	05/06/20	USD	73,907	$11,603	$33,258	$(21,655)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 10 Year Note	42	05/22/20	USD	133.50	USD	4,200	$(228,375)
U.S. Treasury 10 Year Note	75	05/22/20	USD	136.50	USD	7,500	(208,594)
U.S. Treasury 10 Year Note	128	05/22/20	USD	132.50	USD	12,800	(818,000)

							$(1,254,969)

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.35%	Semi-Annual	Deutsche Bank AG	09/30/20	0.35%	USD	6,200	$(62,758)

Put
2-Year Interest Rate Swap(a)	0.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/25/20	0.60	USD	52,800	(16,769)

										$(79,527)

(a)	Forward settling swaption.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.37%	Semi-Annual	3 month LIBOR	Quarterly	11/30/20	USD	10,970	$ (75,347)	$—	$(75,347)
28 day MXIBTIIE	Monthly	6.88%	Monthly	12/15/20	MXN	11,647	3,215	—	3,215
28 day MXIBTIIE	Monthly	6.88%	Monthly	12/16/20	MXN	22,534	6,216	—	6,216
28 day MXIBTIIE	Monthly	6.52%	Monthly	12/14/21	MXN	17,680	9,290	—	9,290
28 day MXIBTIIE	Monthly	6.51%	Monthly	12/15/21	MXN	15,064	7,834	—	7,834
28 day MXIBTIIE	Monthly	7.00%	Monthly	08/11/22	MXN	7,262	8,445	—	8,445
7.11%	Monthly	28 day MXIBTIIE	Monthly	10/14/22	MXN	3,205	(4,257)	—	(4,257)
7.11%	Monthly	28 day MXIBTIIE	Monthly	10/14/22	MXN	4,224	(5,588)	—	(5,588)
28 day MXIBTIIE	Monthly	6.77%	Monthly	03/09/23	MXN	7,591	7,873	—	7,873
28 day MXIBTIIE	Monthly	6.36%	Monthly	03/23/23	MXN	17,016	9,768	—	9,768
28 day MXIBTIIE	Monthly	8.39%	Monthly	01/18/24	MXN	6,196	21,380	—	21,380
3 month LIBOR	Quarterly	2.61%	Semi-Annual	02/07/24	USD	7,000	585,546	—	585,546
2.71%	Semi-Annual	3 month LIBOR	Quarterly	03/18/24	USD	17,400	(1,576,696)	—	(1,576,696)
28 day MXIBTIIE	Monthly	6.73%	Monthly	08/09/24	MXN	2,448	2,164	—	2,164
28 day MXIBTIIE	Monthly	6.67%	Monthly	08/12/24	MXN	5,385	4,211	—	4,211
28 day MXIBTIIE	Monthly	6.72%	Monthly	08/13/24	MXN	4,634	3,967	—	3,967
28 day MXIBTIIE	Monthly	6.59%	Monthly	11/08/24	MXN	3,373	1,835	—	1,835
2.85%	Semi-Annual	3 month LIBOR	Quarterly	12/21/28	USD	2,600	(507,724)	—	(507,724)
3 month LIBOR	Quarterly	1.45%	Semi-Annual	08/19/29	USD	2,800	192,267	—	192,267
2.03%	Semi-Annual	3 month LIBOR	Quarterly	09/09/29	USD	11,200	(1,404,027)	—	(1,404,027)
3 month LIBOR	Quarterly	1.47%	Semi-Annual	09/09/29	USD	2,500	182,368	—	182,368
1.59%	Semi-Annual	3 month LIBOR	Quarterly	09/12/29	USD	1,700	(143,994)	—	(143,994)
1.61%	Semi-Annual	3 month LIBOR	Quarterly	10/01/29	USD	4,700	(414,367)	—	(414,367)
28 day MXIBTIIE	Monthly	7.14%	Monthly	03/15/30	MXN	5,376	2,221	—	2,221
1.66%	Semi-Annual	3 month LIBOR	Quarterly	03/16/30	USD	16,000	(1,514,304)	—	(1,514,304)

							$ (4,597,704)	$—	$(4,597,704)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	376	$53,971	$52,943	$1,028
United Mexican States	1.00	Quarterly	Citibank NA	06/20/25	USD	51	3,233	5,210	(1,977)

							$57,204	$58,153	$(949)

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	4.53%	At Termination	UBS AG	01/03/22	BRL	5,921	$9,522	$—	$9,522
1 day BZDIOVER	At Termination	5.69%	At Termination	UBS AG	01/03/22	BRL	2,601	14,374	—	14,374
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	7,502	2,038	—	2,038
1 day BZDIOVER	At Termination	7.20%	At Termination	Citibank NA	01/04/27	BRL	1,551	(5,752)	—	(5,752)
1 day BZDIOVER	At Termination	7.40%	At Termination	JPMorgan Chase Bank NA	01/04/27	BRL	1,434	2,603	—	2,603
1 day BZDIOVER	At Termination	7.45%	At Termination	JPMorgan Chase Bank NA	01/04/27	BRL	510	1,259	—	1,259
1 day BZDIOVER	At Termination	7.52%	At Termination	JPMorgan Chase Bank NA	01/04/27	BRL	255	864	—	864
1 day BZDIOVER	At Termination	7.55%	At Termination	Citibank NA	01/04/27	BRL	1,021	3,866	—	3,866

								$28,774	$—	$28,774

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	6.71
3 month LIBOR	London Interbank Offered Rate	1.45

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ —	$ —	$1,048,600	$(5,646,304)	$—
OTC Swaps	58,153	—	35,554	(7,729)	—
Options Written	N/A	N/A	46,433	(1,035,716)	(1,334,496)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,974,674	$—	$1,974,674
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	761,420	—	—	761,420
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	17,718	—	17,718
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	1,048,600	—	1,048,600
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	59,181	—	—	34,526	—	93,707

	$—	$59,181	$—	$761,420	$3,075,518	$—	$3,896,119

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	3,281	—	3,281
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	159,768	—	—	159,768
Options written
Options written at value	—	—	—	—	1,334,496	—	1,334,496
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	5,646,304	—	5,646,304
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,977	—	—	5,752	—	7,729

	$—	$1,977	$—	$159,768	$6,989,833	$—	$7,151,578

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,910,675	$—	$3,910,675
Forward foreign currency exchange contracts	—	—	—	(230,424)	—	—	(230,424)
Options purchased(a)	—	—	—	(92,770)	(205,760)	—	(298,530)
Options written	—	—	—	—	443,322	—	443,322
Swaps	—	43,859	—	—	(7,376,615)	272,879	(7,059,877)

	$—	$43,859	$—	$(323,194)	$(3,228,378)	$272,879	$(3,234,834)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	1,815,234	—	1,815,234
Forward foreign currency exchange contracts	—	—	—	240,978	—	—	240,978
Options purchased(b)	—	—	—	9,144	38,938	—	48,082
Options written	—	—	—	—	(960,501)	—	(960,501)
Swaps	—	(2,764)	—	—	1,434,918	(7,080)	1,425,074

	$—	$(2,764)	$—	$250,122	$2,328,589	$(7,080)	$2,568,867

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$160,946,146
Average notional value of contracts — short	21,809,382
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	26,443,790
Average amounts sold — in USD	14,065,249
Options:
Average value of option contracts purchased	13,927
Average value of option contracts written	636,422
Average notional value of swaption contracts purchased	65,750,500
Average notional value of swaption contracts written	59,011,000
Credit default swaps:
Average notional value — buy protection	895,750
Interest rate swaps:
Average notional value — pays fixed rate	89,775,309
Average notional value — receives fixed rate	29,830,224
Inflation swaps:
Average notional value — pays fixed rate	—	(a)
Average notional value — receives fixed rate	—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$5,641	$466,496
Forward foreign currency exchange contracts	761,420	159,768
Options(a)	17,718	1,334,496
Swaps — Centrally cleared	145,347	—
Swaps — OTC(b)	93,707	7,729

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,023,833	$1,968,489
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(150,988)	(1,721,465)

Total derivative assets and liabilities subject to an MNA	$872,845	$247,024

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$29,709	$(5,904)	$—	$—	$23,805
Barclays Bank plc	1,637	(1,637)	—	—	—
BNP Paribas SA	367	(367)	—	—	—
Citibank NA	297,664	(19,520)	—	—	278,144
Deutsche Bank AG	3,573	(3,573)	—	—	—
Goldman Sachs International	1,524	(1,524)	—	—	—
HSBC Bank plc	17,533	(17,533)	—	—	—
JPMorgan Chase Bank NA	167,402	(9,631)	—	(10,000)	147,771
Morgan Stanley & Co. International plc	251,676	(2,143)	—	—	249,533
Natwest Markets plc	180	(180)	—	—	—
State Street Bank and Trust Co.	1,113	(1,113)	—	—	—
UBS AG	100,467	(2,955)	—	—	97,512

	$872,845	$(66,080)	$—	$(10,000)	$796,765

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$5,904	$(5,904)	$—	$—	$—
Barclays Bank plc	33,511	(1,637)	—	—	31,874
BNP Paribas SA	860	(367)	—	—	493
Citibank NA	19,520	(19,520)	—	—	—
Credit Suisse International	8,571	—	—	—	8,571
Deutsche Bank AG	84,123	(3,573)	—	—	80,550
Goldman Sachs International	22,694	(1,524)	—	—	21,170
HSBC Bank plc	47,962	(17,533)	—	—	30,429
JPMorgan Chase Bank NA	9,631	(9,631)	—	—	—
Morgan Stanley & Co. International plc	2,143	(2,143)	—	—	—
Natwest Markets plc	2,226	(180)	—	—	2,046
Societe Generale SA	5,805	—	—	—	5,805
State Street Bank and Trust Co.	1,119	(1,113)	—	—	6
UBS AG	2,955	(2,955)	—	—	—

	$247,024	$(66,080)	$—	$—	$180,944

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$990,572,171	$—	$990,572,171
Short-Term Securities	57,220,993	—	—	57,220,993
Options Purchased:
Interest rate contracts	—	17,718	—	17,718
Liabilities:
Investments:
TBA Sale Commitments	—	(149,832,434)	—	(149,832,434)

	$57,220,993	$840,757,455	$—	$897,978,448

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$1,028	$—	$1,028
Foreign currency exchange contracts	—	761,420	—	761,420
Interest rate contracts	1,974,674	1,083,126	—	3,057,800
Liabilities:
Credit contracts	—	(1,977)	—	(1,977)
Foreign currency exchange contracts	—	(159,768)	—	(159,768)
Interest rate contracts	(1,258,250)	(5,731,583)	—	(6,989,833)

	$716,424	$(4,047,754)	$—	$(3,331,330)

(a)	See above Schedule of Investments for values in each security type.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Statements of Assets and Liabilities  (unaudited)

March 31, 2020

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated(a)	$971,477,628	$802,924,866	$990,589,889
Investments at value — affiliated(b)	127,713,663	16,511,307	57,220,993
Cash	—	—	256,382
Due from broker	—	280,000	—
Cash pledged:
Collateral — OTC derivatives	5,950,000	—	—
Collateral — TBA commitments	—	516,450	—
Futures contracts	6,621,000	2,328,310	3,787,650
Centrally cleared swaps	3,458,000	1,457,000	1,910,560
Foreign currency at value(c)	3,379,001	—	5,796,392
Receivables:
Investments sold	59,627,041	59,703,131	118,052,869
TBA sale commitments	—	77,199,833	148,366,108
Capital shares sold	7,900,072	1,422,905	3,766,107
Dividends — affiliated	78,814	3,806	7,330
Dividends — unaffiliated	11,730	49	68
Interest — unaffiliated	11,687,459	2,337,780	3,215,526
From the Manager	44,058	26,982	58,465
Variation margin on futures contracts	527,670	141,246	5,641
Variation margin on centrally cleared swaps	—	52,888	145,347
Swap premiums paid	21,161	—	58,153
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,722,710	—	761,420
OTC swaps	38,744	—	35,554
Prepaid expenses	155,529	62,060	86,821

Total assets	1,200,414,280	964,968,613	1,334,121,275

LIABILITIES
Bank overdraft	6,170	1,083	—
Cash received:
Collateral — reverse repurchase agreements	—	1,019,000	—
Collateral — OTC derivatives	310,000	—	10,000
Collateral — TBA commitments	—	4,693,515	3,182,000
Options written at value(d)	349,170	1,048,211	1,334,496
TBA sale commitments at value(e)	—	78,666,909	149,832,434
Reverse repurchase agreements at value	—	60,306,784	—
Payables:
Investments purchased	47,887,386	306,659,805	359,192,520
Accounting services fees	113,148	26,183	35,419
Administration fees	42,494	18,197	25,690
Capital shares redeemed	8,670,523	1,167,502	4,121,569
Custodian fees	49,625	22,475	30,854
Income dividend distributions	668,332	301,228	572,014
Investment advisory fees	466,467	106,039	179,590
Trustees’ and Officer’s fees	—	1,937	1,853
Other affiliates	1,314	1,795	1,147
Printing fees	43,284	22,553	33,580
Professional fees	33,388	40,092	57,466
Registration fees	45,481	9,980	10,036
Service and distribution fees	50,736	62,708	113,164
Transfer agent fees	276,278	141,613	320,989
Other accrued expenses	224,432	13,261	20,787
Variation margin on futures contracts	498,336	8,118	466,496
Variation margin on centrally cleared swaps	558,511	—	—
Swap premiums received	97,368	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	38,436	—	159,768
OTC swaps	262,487	—	7,729
Unfunded floating rate loan interests	35,644	—	—

Total liabilities	60,729,010	454,338,988	519,709,601

NET ASSETS	$1,139,685,270	$510,629,625	$814,411,674

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2020

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSETS CONSIST OF
Paid-in capital	$1,283,275,745	$572,936,897	$826,429,755
Accumulated loss	(143,590,475)	(62,307,272)	(12,018,081)

NET ASSETS	$1,139,685,270	$510,629,625	$814,411,674

(a) Investments at cost — unaffiliated	$1,088,590,015	$779,764,979	$947,090,739
(b) Investments at cost — affiliated	$131,357,409	$16,511,307	$57,220,993
(c) Foreign currency at cost	$3,367,117	$—	$5,734,132
(d) Premiums received	$93,440	$252,644	$345,213
(e) Proceeds from TBA sale commitments	$—	$77,199,833	$148,366,108

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2020

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$915,241,819	$259,545,188	$359,193,851

Share outstanding(f)	99,739,251	27,250,810	32,582,023

Net asset value	$9.18	$9.52	$11.02

Service
Net assets	$—	$5,025,447	$342,046

Share outstanding(f)	—	528,518	31,060

Net asset value	$—	$9.51	$11.01

Investor A
Net assets	$99,466,015	$139,155,841	$403,250,185

Share outstanding(f)	10,840,106	14,549,071	36,495,944

Net asset value	$9.18	$9.56	$11.05

Investor C
Net assets	$29,358,269	$34,955,107	$29,577,864

Share outstanding(f)	3,198,638	3,670,752	2,681,200

Net asset value	$9.18	$9.52	$11.03

Class K
Net assets	$95,619,167	$71,948,042	$13,968,167

Share outstanding(f)	10,420,672	7,578,905	1,267,029

Net asset value	$9.18	$9.49	$11.02

Class R
Net assets	$—	$—	$8,079,561

Share outstanding(f)	—	—	731,256

Net asset value	$—	$—	$11.05

(f)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended March 31, 2020

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$1,985,530	$31,059	$38,607
Dividends — unaffiliated	1,019,077	2,347	1,025
Interest — unaffiliated	29,300,308	7,501,036	9,163,165
Foreign taxes withheld	(15)	—	(9,198)

Total investment income	32,304,900	7,534,442	9,193,599

EXPENSES
Investment advisory	3,123,202	851,892	1,273,683
Transfer agent — class specific	558,368	281,534	524,357
Service and distribution — class specific	308,952	345,941	625,428
Administration	258,182	106,438	136,894
Registration	167,093	53,768	68,901
Accounting services	165,373	39,613	50,058
Administration — class specific	127,672	50,107	65,312
Professional	69,712	41,803	35,230
Custodian	51,647	23,556	35,332
Printing	15,563	22,253	15,929
Trustees and Officer	6,594	2,272	3,598
Miscellaneous	174,189	21,689	22,620

Total expenses excluding interest expense	5,026,547	1,840,866	2,857,342
Interest expense	—	290,758	840,282

Total expenses	5,026,547	2,131,624	3,697,624

Less:
Fees waived and/or reimbursed by the Manager	(379,172)	(236,022)	(334,701)
Transfer agent fees waived and/or reimbursed — class specific	(276,385)	(170,803)	(369,546)
Administration fees waived — class specific	(127,672)	(50,107)	(64,911)

Total expenses after fees waived and/or reimbursed	4,243,318	1,674,692	2,928,466

Net investment income	28,061,582	5,859,750	6,265,133

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,590,550)	—	—
Investments — unaffiliated	(25,251,584)	1,273,700	2,489,515
Capital gain distributions from investment companies — affiliated	303	6	3
Forward foreign currency exchange contracts	(174,872)	—	(230,424)
Foreign currency transactions	(986,792)	—	(210,986)
Futures contracts	12,574,120	(2,776,826)	3,910,675
Options written	(1,306,781)	312,511	443,322
Swaps	(9,723,895)	(1,631,487)	(7,059,877)
Unfunded floating rate loan interests	(1,929)	—	—

	(26,461,980)	(2,822,096)	(657,772)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(3,915,901)	—	—
Investments — unaffiliated	(124,614,926)	12,141,757	24,315,477
Forward foreign currency exchange contracts	1,106,653	—	240,978
Foreign currency translations	12,741	—	48,556
Futures contracts	4,095,143	(1,645,093)	1,815,234
Options written	(1,003,955)	(773,934)	(960,501)
Swaps	(1,414,458)	(1,044,431)	1,425,074
Unfunded floating rate loan interests	(36,118)	—	—

	(125,770,821)	8,678,299	26,884,818

Net realized and unrealized gain (loss)	(152,232,801)	5,856,203	26,227,046

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(124,171,219)	$11,715,953	$32,492,179

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets

	BlackRock Credit Strategies Income Fund		BlackRock GNMA Portfolio
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,061,582	$37,646,638	$5,859,750	$12,682,621
Net realized gain (loss)	(26,461,980)	11,206,283	(2,822,096)	(3,470,345)
Net change in unrealized appreciation (depreciation)	(125,770,821)	12,468,193	8,678,299	23,265,410

Net increase (decrease) in net assets resulting from operations	(124,171,219)	61,321,114	11,715,953	32,477,686

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain:
Institutional	(26,946,284)	(33,063,857)	(4,539,642)	(9,407,704)
Service	—	—	(93,058)	(252,843)
Investor A	(2,818,125)	(3,996,498)	(2,160,780)	(4,412,535)
Investor C	(703,856)	(1,240,495)	(401,067)	(950,086)
Class K	(2,490,298)	(2,349,783)	(999,349)	(1,314,642)
From return of capital:
Institutional	—	—	—	(35,973)
Service	—	—	—	(967)
Investor A	—	—	—	(16,873)
Investor C	—	—	—	(3,633)
Class K	—	—	—	(5,027)

Decrease in net assets resulting from distributions to shareholders	(32,958,563)	(40,650,633)	(8,193,896)	(16,400,283)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	162,280,072	535,223,240	18,403,999	30,377,670

NET ASSETS
Total increase in net assets	5,150,290	555,893,721	21,926,056	46,455,073
Beginning of period	1,134,534,980	578,641,259	488,703,569	442,248,496

End of period	$1,139,685,270	$1,134,534,980	$510,629,625	$488,703,569

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

March 31, 2020

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,265,133	$13,953,283
Net realized gain (loss)	(657,772)	6,746,627
Net change in unrealized appreciation (depreciation)	26,884,818	29,198,303

Net increase in net assets resulting from operations	32,492,179	49,898,213

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,646,880)	(5,086,218)
Service	(69,337)	(64,915)
Investor A	(3,448,561)	(8,976,963)
Investor C	(142,540)	(549,706)
Investor C1	(50,589)	(257,385)
Class K	(96,363)	(74,873)
Class R	(91,900)	(391,511)
From return of capital:
Institutional	—	(19,062)
Service	—	(243)
Investor A	—	(33,644)
Investor C	—	(2,060)
Investor C1	—	(965)
Class K	—	(281)
Class R	—	(1,467)

Decrease in net assets resulting from distributions to shareholders	(6,546,170)	(15,459,293)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	152,940,549	7,461,750

NET ASSETS
Total increase in net assets	178,886,558	41,900,670
Beginning of period	635,525,116	593,624,446

End of period	$814,411,674	$635,525,116

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund

	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.32		$10.13	$10.31	$10.14	$9.99	$10.31

Net investment income(a)	0.23		0.47	0.43	0.41	0.43	0.42
Net realized and unrealized gain (loss)	(1.10)		0.24	(0.18)	0.20	0.16	(0.28)

Net increase (decrease) from investment operations	(0.87)		0.71	0.25	0.61	0.59	0.14

Distributions(b)
From net investment income	(0.26)		(0.52)	(0.43)	(0.44)	(0.44)	(0.45)
From net realized gain	(0.01)		—	—	—	—	(0.01)

Total distributions	(0.27)		(0.52)	(0.43)	(0.44)	(0.44)	(0.46)

Net asset value, end of period	$9.18		$10.32	$10.13	$10.31	$10.14	$9.99

Total Return(c)
Based on net asset value	(8.68	)%(d)	7.22%	2.52%	6.12%	6.09%	1.36%

Ratios to Average Net Assets(e)
Total expenses(f)	0.75	%(g)	0.78%	0.83%	0.90%	0.80%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.62	%(g)	0.62%	0.63%	0.63%	0.68%	0.70%

Net investment income	4.45	%(g)	4.64%	4.22%	4.03%	4.28%	4.13%

Supplemental Data
Net assets, end of period (000)	$915,242		$919,409	$457,518	$337,106	$218,738	$211,705

Portfolio turnover rate	43%		77%	100%	126%	101%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.04%	0.01%	0.02%	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	0.82%	0.90%	0.80%	N/A

(g)	Annualized.

See notes to financial statements.

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$10.32		$10.13	$10.30		$10.13	$9.99	$10.31

Net investment income(a)	0.21		0.44	0.40		0.39	0.40	0.40
Net realized and unrealized gain (loss)	(1.10)		0.24	(0.16)		0.19	0.16	(0.28)

Net increase (decrease) from investment operations	(0.89)		0.68	0.24		0.58	0.56	0.12

Distributions(b)
From net investment income	(0.24)		(0.49)	(0.41)		(0.41)	(0.42)	(0.43)
From net realized gain	(0.01)		—	—		—	—	(0.01)

Total distributions	(0.25)		(0.49)	(0.41)		(0.41)	(0.42)	(0.44)

Net asset value, end of period	$9.18		$10.32	$10.13		$10.30	$10.13	$9.99

Total Return(c)
Based on net asset value	(8.80	)%(d)	6.96%	2.36%		5.86%	5.72%	1.12%

Ratios to Average Net Assets(e)
Total expenses	0.99	%(f)	1.04%	1.12	%(g)	1.17%	1.10%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.87	%(f)	0.87%	0.88%		0.88%	0.93%	0.95%

Net investment income	4.20	%(f)	4.40%	3.94%		3.81%	4.04%	3.90%

Supplemental Data
Net assets, end of period (000)	$99,466		$102,857	$75,462		$109,702	$120,167	$108,127

Portfolio turnover rate	43%		77%	100%		126%	101%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.04%	0.01%	0.02%	0.01%	0.01%

(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2019, the expense ratio would have been 1.11%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Investor C
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$10.32		$10.13	$10.31		$10.14	$9.99	$10.31

Net investment income(a)	0.18		0.37	0.33		0.31	0.33	0.32
Net realized and unrealized gain (loss)	(1.10)		0.23	(0.18)		0.19	0.16	(0.28)

Net increase (decrease) from investment operations	(0.92)		0.60	0.15		0.50	0.49	0.04

Distributions(b)
From net investment income	(0.21)		(0.41)	(0.33)		(0.33)	(0.34)	(0.35)
From net realized gain	(0.01)		—	—		—	—	(0.01)

Total distributions	(0.22)		(0.41)	(0.33)		(0.33)	(0.34)	(0.36)

Net asset value, end of period	$9.18		$10.32	$10.13		$10.31	$10.14	$9.99

Total Return(c)
Based on net asset value	(9.14	)%(d)	6.16%	1.50%		5.07%	5.04%	0.36%

Ratios to Average Net Assets(e)
Total expenses	1.75	%(f)	1.79%	1.84	%(g)	1.90%	1.82%	1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.62	%(f)	1.62%	1.63%		1.63%	1.68%	1.70%

Net investment income	3.45	%(f)	3.66%	3.21%		3.06%	3.28%	3.15%

Supplemental Data
Net assets, end of period (000)	$29,358		$32,197	$29,812		$30,536	$29,321	$24,678

Portfolio turnover rate	43%		77%	100%		126%	101%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.04%	0.01%	0.02%	0.01%	0.01%

(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2019, the expense ratio would have been 1.83%.

See notes to financial statements.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Class K
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,				Period from 08/01/16 (a) to 09/30/16
			2019	2018		2017

Net asset value, beginning of period	$10.32		$10.13	$10.31		$10.14	$10.08

Net investment income(b)	0.23		0.47	0.44		0.42	0.07
Net realized and unrealized gain (loss)	(1.10)		0.24	(0.18)		0.19	0.06

Net increase (decrease) from investment operations	(0.87)		0.71	0.26		0.61	0.13

Distributions(c)
From net investment income	(0.26)		(0.52)	(0.44)		(0.44)	(0.07)
From net realized gain	(0.01)		—	—		—	—

Total distributions	(0.27)		(0.52)	(0.44)		(0.44)	(0.07)

Net asset value, end of period	$9.18		$10.32	$10.13		$10.31	$10.14

Total Return(d)
Based on net asset value	(8.66	)%(e)	7.27%	2.57%		6.17%	1.32	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.66	%(g)	0.69%	0.74	%(h)	0.84%	0.76	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57	%(g)	0.57%	0.57%		0.58%	0.57	%(g)

Net investment income	4.49	%(g)	4.65%	4.37%		4.11%	4.36	%(g)

Supplemental Data
Net assets, end of period (000)	$95,619		$80,072	$15,849		$206	$201

Portfolio turnover rate	43%		77%	100%		126%	101	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,			Period from 08/01/16(a) to 09/30/16
		2019	2018	2017
Investments in underlying funds	0.04%	0.04%	0.01%	0.02%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio

	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$9.46		$9.13		$9.59	$9.89		$9.83		$9.83

Net investment income(a)	0.12		0.27		0.25	0.19		0.19		0.15
Net realized and unrealized gain (loss)	0.10		0.41		(0.38)	(0.19)		0.15		0.09

Net increase (decrease) from investment operations	0.22		0.68		(0.13)	—		0.34		0.24

Distributions(b)
From net investment income	(0.16)		(0.35)		(0.33)	(0.30)		(0.28)		(0.24)
From return of capital	—		(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.16)		(0.35)		(0.33)	(0.30)		(0.28)		(0.24)

Net asset value, end of period	$9.52		$9.46		$9.13	$9.59		$9.89		$9.83

Total Return(d)
Based on net asset value	2.36	%(e)	7.55%		(1.36)%	0.01%		3.54%		2.45%

Ratios to Average Net Assets(f)
Total expenses	0.72	%(g)	1.14%		1.06%	0.74%		0.66%		0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54	%(g)	0.95%		0.84%	0.52%		0.57%		0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.42	%(g)	0.42%		0.42%	0.43%		0.55%		0.55%

Net investment income	2.48	%(g)	2.92%		2.69%	1.93%		1.88%		1.49%

Supplemental Data
Net assets, end of period (000)	$259,545		$264,811		$249,030	$316,891		$457,730		$420,167

Portfolio turnover rate(h)	642%		1,482%		1,450%	1,198%		1,139%		1,164%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.00%	0.00%	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	462%	947%	823%	423%	502%	429%

See notes to financial statements.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)

	Service
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$9.44		$9.12		$9.57	$9.87		$9.82		$9.82

Net investment income(a)	0.10		0.25		0.22	0.16		0.16		0.11
Net realized and unrealized gain (loss)	0.12		0.39		(0.36)	(0.19)		0.14		0.09

Net increase (decrease) from investment operations	0.22		0.64		(0.14)	(0.03)		0.30		0.20

Distributions(b)
From net investment income	(0.15)		(0.32)		(0.31)	(0.27)		(0.25)		(0.20)
From return of capital	—		(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.15)		(0.32)		(0.31)	(0.27)		(0.25)		(0.20)

Net asset value, end of period	$9.51		$9.44		$9.12	$9.57		$9.87		$9.82

Total Return(d)
Based on net asset value	2.34	%(e)	7.18%		(1.51)%	(0.25)%		3.08%		2.09%

Ratios to Average Net Assets(f)
Total expenses	0.98	%(g)	1.43%		1.32%	1.05%		0.98	%(h)	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79	%(g)	1.20%		1.09%	0.79%		0.92%		0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.67	%(g)	0.67%		0.67%	0.68%		0.90%		0.90%

Net investment income	2.22	%(g)	2.70%		2.41%	1.68%		1.60%		1.15%

Supplemental Data
Net assets, end of period (000)	$5,025		$6,638		$7,592	$9,347		$12,129		$28,828

Portfolio turnover rate(i)	642%		1,482%		1,450%	1,198%		1,139%		1,164%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.00%	0.00%	0.00%	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	462%	947%	823%	423%	502%	429%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)

	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$9.50		$9.17		$9.63	$9.93		$9.87		$9.87

Net investment income(a)	0.11		0.25		0.23	0.16		0.15		0.11
Net realized and unrealized gain (loss)	0.10		0.40		(0.38)	(0.19)		0.16		0.09

Net increase (decrease) from investment operations	0.21		0.65		(0.15)	(0.03)		0.31		0.20

Distributions(b)
From net investment income	(0.15)		(0.32)		(0.31)	(0.27)		(0.25)		(0.20)
From return of capital	—		(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.15)		(0.32)		(0.31)	(0.27)		(0.25)		(0.20)

Net asset value, end of period	$9.56		$9.50		$9.17	$9.63		$9.93		$9.87

Total Return(d)
Based on net asset value	2.23	%(e)	7.27%		(1.58)%	(0.23)%		3.19%		2.08%

Ratios to Average Net Assets(f)
Total expenses	1.00	%(g)	1.43%		1.33%	1.01	%(h)	0.92%		1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79	%(g)	1.20%		1.09%	0.78%		0.91%		0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.67	%(g)	0.67%		0.67%	0.68%		0.89%		0.91%

Net investment income	2.23	%(g)	2.67%		2.44%	1.68%		1.51%		1.14%

Supplemental Data
Net assets, end of period (000)	$139,156		$137,065		$120,582	$172,685		$256,577		$186,427

Portfolio turnover rate(i)	642%		1,482%		1,450%	1,198%		1,139%		1,164%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.00%	0.00%	0.00%	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	462%	947%	823%	423%	502%	429%

See notes to financial statements.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)

	Investor C
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$9.46		9.13		$9.58	$9.88		$9.83		$9.83

Net investment income(a)	0.07		0.18		0.16	0.09		0.08		0.04
Net realized and unrealized gain (loss)	0.10		0.40		(0.37)	(0.19)		0.14		0.09

Net increase (decrease) from investment operations	0.17		0.58		(0.21)	(0.10)		0.22		0.13

Distributions(b)
From net investment income	(0.11)		(0.25)		(0.24)	(0.20)		(0.17)		(0.13)
From return of capital	—		(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.11)		(0.25)		(0.24)	(0.20)		(0.17)		(0.13)

Net asset value, end of period	$9.52		$9.46		$9.13	$9.58		$9.88		$9.83

Total Return(d)
Based on net asset value	1.85	%(e)	6.49%		(2.24)%	(0.99)%		2.31%		1.32%

Ratios to Average Net Assets(f)
Total expenses	1.72	%(g)	2.17%		2.07%	1.76	%(h)	1.68%		1.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.54	%(g)	1.95%		1.84%	1.53%		1.67%		1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.42	%(g)	1.42%		1.42%	1.43%		1.65%		1.66%

Net investment income	1.47	%(g)	1.96%		1.70%	0.93%		0.79%		0.40%

Supplemental Data
Net assets, end of period (000)	$34,955		$34,257		$44,241	$64,370		$96,578		$100,335

Portfolio turnover rate(i)	642%		1,482%		1,450%	1,198%		1,139%		1,164%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.00%	0.00%	0.00%	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	462%	947%	823%	423%	502%	429%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)

	Class K
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$9.43		$9.10		$9.55	$9.85		$9.80		$9.79

Net investment income(a)	0.12		0.27		0.25	0.19		0.19		0.15
Net realized and unrealized gain (loss)	0.10		0.41		(0.37)	(0.19)		0.15		0.10

Net increase (decrease) from investment operations	0.22		0.68		(0.12)	—		0.34		0.25

Distributions(b)
From net investment income	(0.16)		(0.35)		(0.33)	(0.30)		(0.29)		(0.24)
From return of capital	—		(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.16)		(0.35)		(0.33)	(0.30)		(0.29)		(0.24)

Net asset value, end of period	$9.49		$9.43		$9.10	$9.55		$9.85		$9.80

Total Return(d)
Based on net asset value	2.38	%(e)	7.62%		(1.22)%	0.04%		3.47%		2.58%

Ratios to Average Net Assets(f)
Total expenses	0.60	%(g)	1.03%		0.94%	0.66%		0.56%		0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.49	%(g)	0.90%		0.79%	0.50%		0.54%		0.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.37	%(g)	0.37%		0.37%	0.38%		0.52%		0.52%

Net investment income	2.52	%(g)	2.93%		2.73%	2.00%		1.90%		1.49%

Supplemental Data
Net assets, end of period (000)	$71,948		$45,934		$20,802	$21,025		$19,209		$17,253

Portfolio turnover rate(h)	642%		1,482%		1,450%	1,198%		1,139%		1,164%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.00%	0.00%	0.00%	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	462%	947%	823%	423%	502%	429%

See notes to financial statements.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$10.62		$10.03		$10.45	$10.76	$10.64	$10.59

Net investment income(a)	0.11		0.26		0.23	0.20	0.18	0.18
Net realized and unrealized gain (loss)	0.41		0.62		(0.40)	(0.26)	0.20	0.12

Net increase (decrease) from investment operations	0.52		0.88		(0.17)	(0.06)	0.38	0.30

Distributions(b)
From net investment income	(0.12)		(0.29)		(0.25)	(0.24)	(0.26)	(0.25)
From return of capital	—		(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.12)		(0.29)		(0.25)	(0.25)	(0.26)	(0.25)

Net asset value, end of period	$11.02		$10.62		$10.03	$10.45	$10.76	$10.64

Total Return(d)
Based on net asset value	4.91	%(e)	8.86%		(1.68)%	(0.55)%	3.67%	2.80%

Ratios to Average Net Assets
Total expenses	0.93	%(f)	1.20%		1.04%	0.90%	0.92%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71	%(f)	0.96%		0.76%	0.58%	0.73%	0.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.45	%(f)	0.45%		0.45%	0.46%	0.62%	0.62%

Net investment income	2.10	%(f)	2.51%		2.21%	1.81%	1.70%	1.71%

Supplemental Data
Net assets, end of period (000)	$359,194		$217,815		$166,465	$165,709	$156,865	$152,632

Portfolio turnover rate(g)	354%		837%		892%	982%	929%	1,090%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	239%	571%	590%	658%	619%	741%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Service
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$10.62		$10.03		$10.45	$10.75	$10.63	$10.58

Net investment income(a)	0.10		0.21		0.20	0.17	0.16	0.16
Net realized and unrealized gain (loss)	0.39		0.64		(0.40)	(0.25)	0.20	0.11

Net increase (decrease) from investment operations	0.49		0.85		(0.20)	(0.08)	0.36	0.27

Distributions(b)
From net investment income	(0.10)		(0.26)		(0.22)	(0.21)	(0.24)	(0.22)
From return of capital	—		(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.10)		(0.26)		(0.22)	(0.22)	(0.24)	(0.22)

Net asset value, end of period	$11.01		$10.62		$10.03	$10.45	$10.75	$10.63

Total Return(d)
Based on net asset value	4.68	%(e)	8.60%		(1.93)%	(0.70)%	3.47%	2.61%

Ratios to Average Net Assets
Total expenses	1.21	%(f)	1.48%		1.28%	1.18%	1.21%	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96	%(f)	1.21%		1.01%	0.82%	0.92%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70	%(f)	0.70%		0.70%	0.70%	0.81%	0.81%

Net investment income	1.95	%(f)	2.04%		1.96%	1.57%	1.51%	1.53%

Supplemental Data
Net assets, end of period (000)	$342		$8,040		$541	$2,039	$4,452	$3,575

Portfolio turnover rate(g)	354%		837%		892%	982%	929%	1,090%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	239%	571%	590%	658%	619%	741%

See notes to financial statements.

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017		2016	2015

Net asset value, beginning of period	$10.65		$10.06		$10.47	$10.79		$10.66	$10.61

Net investment income(a)	0.10		0.24		0.20	0.15		0.15	0.15
Net realized and unrealized gain (loss)	0.40		0.61		(0.39)	(0.25)		0.21	0.12

Net increase (decrease) from investment operations	0.50		0.85		(0.19)	(0.10)		0.36	0.27

Distributions(b)
From net investment income	(0.10)		(0.26)		(0.22)	(0.21)		(0.23)	(0.22)
From return of capital	—		(0.00	)(c)	—	(0.01)		—	—

Total distributions	(0.10)		(0.26)		(0.22)	(0.22)		(0.23)	(0.22)

Net asset value, end of period	$11.05		$10.65		$10.06	$10.47		$10.79	$10.66

Total Return(d)
Based on net asset value	4.77	%(e)	8.57%		(1.82)%	(0.88)%		3.42%	2.52%

Ratios to Average Net Assets
Total expenses	1.19	%(f)	1.47%		1.31%	1.16	%(g)	1.19%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96	%(f)	1.21%		1.01%	0.83%		1.06%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70	%(f)	0.70%		0.70%	0.71%		0.95%	0.90%

Net investment income	1.87	%(f)	2.28%		1.96%	1.56%		1.40%	1.43%

Supplemental Data
Net assets, end of period (000)	$403,250		$354,704		$353,770	$422,775		$463,530	$517,485

Portfolio turnover rate(h)	354%		837%		892%	982%		929%	1,090%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	239%	571%	590%	658%	619%	741%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Investor C
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$10.63		$10.04		$10.46	$10.77	$10.65	$10.60

Net investment income(a)	0.06		0.16		0.12	0.07	0.07	0.07
Net realized and unrealized gain (loss)	0.40		0.61		(0.40)	(0.24)	0.20	0.11

Net increase (decrease) from investment operations	0.46		0.77		(0.28)	(0.17)	0.27	0.18

Distributions(b)
From net investment income	(0.06)		(0.18)		(0.14)	(0.13)	(0.15)	(0.13)
From return of capital	—		(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.06)		(0.18)		(0.14)	(0.14)	(0.15)	(0.13)

Net asset value, end of period	$11.03		$10.63		$10.04	$10.46	$10.77	$10.65

Total Return(d)
Based on net asset value	4.38	%(e)	7.78%		(2.66)%	(1.54)%	2.53%	1.68%

Ratios to Average Net Assets
Total expenses	2.01	%(f)	2.30%		2.14%	1.94%	1.97%	1.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.71	%(f)	1.96%		1.76%	1.58%	1.83%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.45	%(f)	1.45%		1.45%	1.46%	1.72%	1.72%

Net investment income	1.11	%(f)	1.55%		1.21%	0.80%	0.62%	0.62%

Supplemental Data
Net assets, end of period (000)	$29,578		$26,193		$35,014	$38,574	$51,545	$49,408

Portfolio turnover rate(g)	354%		837%		892%	982%	929%	1,090%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	239%	571%	590%	658%	619%	741%

See notes to financial statements.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Class K
	Six Months Ended 03/31/20 (unaudited)		Year Ended 09/30/2019		Period from 01/25/18 (a) to 09/30/18

Net asset value, beginning of period	$10.62		$10.04		$10.27

Net investment income(b)	0.11		0.25		0.14
Net realized and unrealized gain (loss)	0.41		0.62		(0.20)

Net increase (decrease) from investment operations	0.52		0.87		(0.06)

Distributions(c)
From net investment income	(0.12)		(0.29)		(0.17)
From return of capital	—		(0.00	)(d)	—

Total distributions	(0.12)		(0.29)		(0.17)

Net asset value, end of period	$11.02		$10.62		$10.04

Total Return(e)
Based on net asset value	4.93	%(f)	8.81%		(0.60	)%(f)

Ratios to Average Net Assets
Total expenses	0.78	%(g)	1.06%		1.03	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66	%(g)	0.91%		0.86	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.40	%(g)	0.40%		0.40	%(g)

Net investment income	2.11	%(g)	2.44%		2.03	%(g)

Supplemental Data
Net assets, end of period (000)	$13,968		$5,031		$1,517

Portfolio turnover rate(i)	354%		837%		892	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Offering and Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.04%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/2019	Period from 01/25/18 (a) to 09/30/18
Portfolio turnover rate (excluding MDRs)	239%	571%	590%

(j)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Class R
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$10.65		$10.06		$10.47	$10.78	$10.66	$10.61

Net investment income(a)	0.09		0.21		0.18	0.13	0.12	0.12
Net realized and unrealized gain (loss)	0.40		0.61		(0.40)	(0.24)	0.20	0.11

Net increase (decrease) from investment operations	0.49		0.82		(0.22)	(0.11)	0.32	0.23

Distributions(b)
From net investment income	(0.09)		(0.23)		(0.19)	(0.19)	(0.20)	(0.18)
From return of capital	—		(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.09)		(0.23)		(0.19)	(0.20)	(0.20)	(0.18)

Net asset value, end of period	$11.05		$10.65		$10.06	$10.47	$10.78	$10.66

Total Return(d)
Based on net asset value	4.64	%(e)	8.30%		(2.07)%	(1.04)%	3.06%	2.20%

Ratios to Average Net Assets
Total expenses	1.57	%(f)	2.11%		1.64%	1.47%	1.49%	1.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.21	%(f)	1.46%		1.26%	1.08%	1.32%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.95	%(f)	0.95%		0.95%	0.96%	1.21%	1.21%

Net investment income	1.67	%(f)	2.06%		1.72%	1.30%	1.12%	1.13%

Supplemental Data
Net assets, end of period (000)	$8,080		$13,734		$19,660	$22,215	$26,247	$21,940

Portfolio turnover rate(g)	354%		837%		892%	982%	929%	1,090%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	239%	571%	590%	658%	619%	741%

See notes to financial statements.

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Credit Strategies Income Fund	Credit Strategies Income	Diversified
BlackRock GNMA Portfolio	GNMA	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

On February 24, 2020, U.S. Government Bond’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 20, 2020, the Board of Trustees of the Trust (the “Board”) approved a change in the name of Credit Strategies Income, effective as of May 1, 2020, to BlackRock Income Fund.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended March 31, 2020. The adjusted cost basis of securities at September 30, 2019, if applicable, are as follows:

Credit Strategies Income	$1,164,690,167
GNMA	694,459,531
U.S. Government Bond	739,220,279

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the Credit Strategies Income were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BCPE Empire Holdings, Inc., Delayed Draw Term Loan.	$14,535	$14,406	$12,790	$(1,616)
Eyecare Partners LLC, Term Loan	139,243	139,069	111,395	(27,674)
MED ParentCo LP, Delayed Draw Term Loan	36,567	36,590	30,236	(6,354)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended March 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Funds were as follows.

	GNMA	U.S. Government Bond
Average Borrowings	$30,383,277	$100,816,981
Daily Weighted Average Interest Rate	1.66%	1.57%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of a Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged	Net Amount
GNMA
BNP Paribas SA	$(18,080,474)	$18,080,474		$—	$—
Credit Suisse Securities (USA) LLC	(42,226,310)	42,226,310		—	—

	$(60,306,784)	$60,306,784		$—	$—

(a)

Collateral with a value of $63,650,485 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (unaudited) (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Credit Strategies Income
Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
Greater than $3 Billion	0.400

	GNMA	U.S. Government Bond
Average Daily Net Assets	Investment Advisory Fees	Investment Advisory Fees
First $1 Billion	0.340%	0.390%
$1 Billion — $3 Billion	0.320	0.370
$3 Billion — $5 Billion	0.310	0.350
$5 Billion — $10 Billion	0.300	0.340
Greater than $10 Billion	0.280	0.330

With respect to Credit Strategies Income, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), collectively, the “Sub-Advisers”, each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of Credit Strategies Income for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Credit Strategies Income to the Manager.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor C	0.25	0.75
Investor C1(a)	0.25	0.55
Class R	0.25	0.25

(a)	On February 24, 2020, Investor C1 Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Investor C1	Class R	Total
Credit Strategies Income	$—	$141,894	$167,058	$—	$—	$308,952
GNMA	7,407	171,342	167,192	—	—	345,941
U.S. Government Bond	8,791	442,293	118,894	28,575	26,875	625,428

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$103,465	$—	$11,351	$3,341	$—	$9,515	$—	$127,672
GNMA	26,691	593	13,706	3,343	—	5,774	—	50,107
U.S. Government Bond	24,192	703	35,380	2,378	714	870	1,075	65,312

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
GNMA	$6,914	$6	$6,920
U.S. Government Bond	31,837	760	32,597

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$776	$—	$560	$854	$—	$—	$—	$2,190
GNMA	7,524	—	1,369	211	—	64	—	9,168
U.S. Government Bond	433	16	11,846	620	7	8	49	12,979

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$484,909	$—	$51,497	$16,497	$—	$5,465	$—	$558,368
GNMA	159,921	3,807	98,255	19,487	—	64	—	281,534
U.S. Government Bond	178,031	6,074	285,183	26,583	12,888	225	15,373	524,357

Other Fees: For the six months ended March 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Credit Strategies Income	$13,061
GNMA	9,844
U.S. Government Bond	8,067

For the six months ended March 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C
Credit Strategies Income	$7,144	$1,857
GNMA	4,480	3,441
U.S. Government Bond	13,737	4,890

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2020, the amounts waived were as follows:

Credit Strategies Income	$49,105
GNMA	1,821
U.S. Government Bond	2,905

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2020, Credit Strategies Income waived $117,324 in investment advisory fees pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R
Credit Strategies Income	0.62%	N/A	0.87%	1.62%	N/A	0.57%	N/A
GNMA	0.42	0.67%	0.67	1.42	N/A	0.37	1.17	%(a)
U.S. Government Bond	0.45	0.70	0.70	1.45	1.25%	0.40	0.95

(a)	Share class currently active, but no assets in share class.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended March 31, 2020, amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Credit Strategies Income	$212,743
GNMA	234,201
U.S. Government Bond	331,796

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2020, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$103,465	$—	$11,351	$3,341	$—	$9,515	$—	$127,672
GNMA	26,691	593	13,706	3,343	—	5,774	—	$50,107
U.S. Government Bond	24,038	703	35,160	2,363	714	863	1,070	$64,911

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$238,146	$—	$24,266	$8,508	$—	$5,465	$—	$276,385
GNMA	93,297	2,335	64,034	11,073	—	64	—	$170,803
U.S. Government Bond	118,961	4,430	201,020	20,865	11,221	222	12,827	$369,546

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019:

	Credit Strategies Income	U.S. Government GNMA Bond
Fund Level	$1,232,385	$1,114,823	$1,499,708
Institutional	806,062	514,584	506,563
Service	—	18,680	9,596
Investor A	166,722	338,316	1,225,465
Investor C	49,596	99,081	168,880
Investor C1	—	—	121,593
Class K	26,005	13,944	1,439
Class R	—	—	146,283

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Credit Strategies Income	$1,194,883	$181,263	$(9)

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended March 31, 2020, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Purchases
Non-U.S. Government Securities	$603,339,568	$4,502,285,122	$2,857,902,083
U.S. Government Securities	—	5,206,159	50,121,002

	$603,339,568	$4,507,491,281	$2,908,023,085

Sales
Non-U.S. Government Securities	$468,262,690	$4,480,761,237	$2,837,214,141
U.S. Government Securities	23,341,836	2,781,846	5,044,994

	$491,604,526	$4,483,543,083	$2,842,259,135

For the six months ended March 31, 2020, purchases and sales related to mortgage dollar rolls were as follow:

	GNMA	U.S. Government Bond
Purchases	$1,256,269,730	$920,826,201
Sales	1,256,790,814	920,571,228

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

GNMA	$72,661,922
U.S. Government Bond	48,622,814

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Tax cost	$1,221,545,833	$796,322,742	$1,004,510,751

Gross unrealized appreciation	$14,652,163	$27,442,713	$53,861,488
Gross unrealized depreciation	(132,645,700)	(12,295,728)	(15,013,800)

Net unrealized appreciation (depreciation)	$(117,993,537)	$15,146,985	$38,847,688

9.	BANK BORROWINGS

BlackRock Funds V, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to Credit Strategies Income and BlackRock Floating Rate Income Portfolio in the aggregate. The remaining $1.75 billion commitment is available to all Participating Funds, but Credit Strategies Income and BlackRock Floating Rate Income Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Funds did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a Fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/ or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Credit Strategies Income

Institutional
Shares sold	44,849,291	$449,902,850	65,723,825	$663,085,768
Shares issued in reinvestment of distributions	2,349,575	23,786,761	2,914,388	29,393,206
Shares redeemed	(36,575,050)	(350,644,198)	(24,678,714)	(247,207,703)

Net increase	10,623,816	$123,045,413	43,959,499	$445,271,271

Investor A
Shares sold and automatic conversion of shares	3,244,657	$33,304,528	6,426,382	$64,943,941
Shares issued in reinvestment of distributions	260,381	2,635,752	368,175	3,706,033
Shares redeemed	(2,635,632)	(25,711,019)	(4,273,098)	(42,987,376)

Net increase	869,406	$10,229,261	2,521,459	$25,662,598

Investor C
Shares sold	470,204	$4,833,129	1,111,478	$11,196,542
Shares issued in reinvestment of distributions	64,920	657,798	115,945	1,164,939
Shares redeemed and automatic conversion of shares	(456,802)	(4,461,155)	(1,049,227)	(10,552,124)

Net increase	78,322	$1,029,772	178,196	$1,809,357

Class K
Shares sold	4,052,798	$41,418,841	6,948,483	$70,078,828
Shares issued in reinvestment of distributions	246,159	2,486,772	231,036	2,339,282
Shares redeemed	(1,640,452)	(15,929,987)	(981,717)	(9,938,096)

Net increase	2,658,505	$27,975,626	6,197,802	$62,480,014

Total Net Increase	14,230,049	$162,280,072	52,856,956	$535,223,240

GNMA

Institutional
Shares sold	5,602,993	$52,781,291	15,427,334	$142,988,642
Shares issued in reinvestment of distributions	410,833	3,883,921	864,234	8,003,637
Shares redeemed	(6,762,582)	(63,630,302)	(15,566,731)	(144,024,973)

Net increase (decrease)	(748,756)	$(6,965,090)	724,837	$6,967,306

Service
Shares sold	88,502	$831,185	164,494	$1,526,020
Shares issued in reinvestment of distributions	9,860	93,049	27,198	251,100
Shares redeemed	(272,841)	(2,564,345)	(321,603)	(2,989,876)

Net decrease	(174,479)	$(1,640,111)	(129,911)	$(1,212,756)

Investor A
Shares sold and automatic conversion of shares	1,933,650	$18,294,266	5,250,976	$48,741,502
Shares issued in reinvestment of distributions	213,487	2,026,862	450,307	4,187,905
Shares redeemed	(2,029,258)	(19,186,418)	(4,421,131)	(41,065,515)

Net increase	117,879	$1,134,710	1,280,152	$11,863,892

Investor C
Shares sold	672,853	$6,338,813	1,163,829	$10,937,269
Shares issued in reinvestment of distributions	39,598	374,242	91,518	845,219
Shares redeemed and automatic conversion of shares	(664,389)	(6,264,256)	(2,479,363)	(22,822,846)

Net increase (decrease)	48,062	$448,799	(1,224,016)	$(11,040,358)

Class K
Shares sold	3,174,238	$29,810,930	3,022,864	$27,813,799
Shares issued in reinvestment of distributions	105,853	997,750	142,490	1,318,004
Shares redeemed	(573,855)	(5,382,989)	(578,778)	(5,332,217)

Net increase	2,706,236	$25,425,691	2,586,576	$23,799,586

Total Net Increase	1,948,942	$18,403,999	3,237,638	$30,377,670

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
U.S. Government Bond

Institutional
Shares sold	18,532,316	$200,038,173	10,668,766	$109,831,549
Shares issued in reinvestment of distributions	200,344	2,151,437	384,160	3,965,079
Shares redeemed	(6,656,013)	(71,229,325)	(7,136,526)	(73,080,273)

Net increase	12,076,647	$130,960,285	3,916,400	$40,716,355

Service
Shares sold	6,870	$74,078	751,150	$7,875,541
Shares issued in reinvestment of distributions	6,487	69,284	6,221	65,067
Shares redeemed	(739,623)	(8,166,578)	(54,005)	(556,203)

Net increase (decrease)	(726,266)	$(8,023,216)	703,366	$7,384,405

Investor A
Shares sold and automatic conversion of shares	8,297,512	$90,040,833	8,716,105	$89,895,499
Shares issued in reinvestment of distributions	269,902	2,902,431	730,163	7,535,350
Shares redeemed	(5,386,798)	(57,838,253)	(11,304,953)	(116,685,677)

Net increase (decrease)	3,180,616	$35,105,011	(1,858,685)	$(19,254,828)

Investor C
Shares sold	1,591,381	$17,203,634	1,161,487	$11,995,422
Shares issued in reinvestment of distributions	11,893	127,638	48,463	498,458
Shares redeemed and automatic conversion of shares	(1,385,985)	(14,825,787)	(2,232,542)	(23,016,807)

Net increase (decrease)	217,289	$2,505,485	(1,022,592)	$(10,522,927)

Investor C1(a)
Shares sold	74,400	$789,110	338,307	$3,502,377
Shares issued in reinvestment of distributions	4,103	43,575	25,010	256,867
Shares redeemed and automatic conversion of shares	(1,019,983)	(10,944,602)	(1,080,651)	(11,093,108)

Net decrease	(941,480)	$(10,111,917)	(717,334)	$(7,333,864)

Class K
Shares sold	955,473	$10,226,117	377,980	$3,927,086
Shares issued in reinvestment of distributions	8,819	94,964	6,679	69,463
Shares redeemed	(170,813)	(1,830,643)	(62,292)	(647,151)

Net increase	793,479	$8,490,438	322,367	$3,349,398

Class R
Shares sold	181,294	$1,954,407	623,197	$6,385,776
Shares issued in reinvestment of distributions	8,540	91,588	38,152	392,618
Shares redeemed	(748,713)	(8,031,532)	(1,326,242)	(13,655,183)

Net decrease	(558,879)	$(5,985,537)	(664,893)	$(6,876,789)

Total Net Increase	14,041,406	$152,940,549	678,629	$7,461,750

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

As of March 31, 2020, BlackRock Financial Management, Inc., an affiliate of the Funds, owned $9,800,000 Institutional Shares of Credit Strategies Income.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms, except that Credit Strategies Income is no longer eligible to borrow under the designated tranche.

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds V, on behalf of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio and BlackRock U.S. Government Bond Portfolio, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	105

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Credit Strategies Income Fund.

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	107

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNH	Chinese Yuan Offshore

CNY	Chinese Yuan

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

KZT	Kazakhstani Tenge

MXN	Mexican Peso

RUB	New Russian Ruble

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	109

Want to know more?

blackrock.com     |     800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TaxableCGU-3/20-SAR

MARCH 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds V

•	BlackRock Core Bond Portfolio
•	BlackRock High Yield Bond Portfolio
•	BlackRock Low Duration Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

During the six-month period, the principal detractors from Fund performance included the Fund’s holdings in securitized assets such as collateralized loan obligations and commercial mortgage-backed securities (“CMBS”). Exposure to U.S. investment grade corporate credit municipal bonds also weighed on Fund performance.

Positive contributions to relative performance were led by the Fund’s overweight stance with respect to duration (sensitivity to interest rate changes). The Fund’s macro-oriented strategies also added to Fund performance during the period.

During the period, the Fund held derivatives for risk management purposes as well as to manage exposures with the goal of generating additional return. The Fund’s use of derivatives generally added to performance during the period.

At the end of the period, the Fund held approximately an 11% cash position. Due to extreme market stress and volatility, the investment adviser raised cash within the portfolio to mitigate risk and provide for increased flexibility to take advantage of opportunities from potential market dislocations. The Fund’s cash balance did not have a material impact on Fund performance.

Describe recent portfolio activity.

During the fourth quarter of 2019, the Fund’s duration was slightly reduced, but a small overweight in duration (0.2 years) versus the benchmark was maintained. Duration exposure was reduced mainly from the long end of the yield curve, with some of the risk shifted to the front end of the curve as an overall portfolio strategy. As exposures in investment grade credits were reduced given valuation concerns, overweight positions in agency mortgage-backed securities (“MBS”) and inflation-protected bonds were increased. At this time, the investment adviser favored agency MBS on the view that demand from banks and foreign investors should remain supportive, and prepayment speeds will likely be slower than the market expects. The investment adviser also expected slow and steady increases in inflation in 2020 driven mainly by a weaker dollar, a strong labor market and a bottoming out of global growth.

However, in the first quarter of 2020, the tone of the markets took a sharply negative turn as the coronavirus pandemic emerged, essentially bringing much of the global economy to a halt. With investors reaching for cash, liquidity became a major issue across fixed-income markets. Given the massive magnitude of the economic shock, while still holding a duration overweight of 0.4 years versus the benchmark, the Fund closed its overweight within the front end of the curve and added to three- to five-year issues and the seven- to 10-year portion of the yield curve. After a sharp reduction in exposure to agency MBS when valuations there rose in February, the Fund returned to an overweight position in mid-March as mortgage option-adjusted spreads widened alongside other risk assets. The sector has since benefited from the Fed’s announcement of a mortgage securities purchase program. Securitized assets experienced significant selling pressure in March as investors sought liquidity. The Fund’s positioning in securitized assets focused on higher quality assets with strong levels of protection. At current valuations, the investment adviser believes that this segment represents an attractive buying opportunity.

Describe portfolio positioning at period end.

At period end, the Fund maintained its overweight in duration versus the benchmark. The Fund also held an overweight to the belly part (generally the three- to seven-year area) of the yield curve. The Fund was overweight in agency MBS given the constructive technical backdrop deriving from the Fed’s MBS purchase program. As market functions were restored, the Fund held increased exposure to the investment grade corporate new-issue market, where the investment adviser saw attractive opportunities resulting from recent market dislocations. Finally, the Fund remained overweight in securitized assets, including CMBS, asset-backed securities and non-agency MBS, with an up-in-quality bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Core Bond Portfolio

Performance Summary for the Period Ended March 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.34%	2.24%	1.02%	6.71%	N/A	2.79%	N/A	3.92%	N/A
Service	2.09	1.93	0.89	6.33	N/A	2.48	N/A	3.61	N/A
Investor A	2.01	1.89	0.89	6.33	2.07%	2.48	1.65%	3.61	3.19%
Investor C	1.34	1.17	0.51	5.55	4.55	1.74	1.74	2.85	2.85
Class K	2.40	2.36	1.04	6.75	N/A	2.84	N/A	4.00	N/A
Class R	1.84	1.69	0.77	6.17	N/A	2.25	N/A	3.34	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	3.33	8.93	N/A	3.36	N/A	3.88	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Core Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and Index do not have a sales charge
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,010.20	$2.16	$1,000.00	$1,022.85	$2.17	0.43%
Service	1,000.00	1,008.90	3.42	1,000.00	1,021.60	3.44	0.68
Investor A	1,000.00	1,008.90	3.42	1,000.00	1,021.60	3.44	0.68
Investor C	1,000.00	1,005.10	7.17	1,000.00	1,017.85	7.21	1.43
Class K	1,000.00	1,010.40	1.91	1,000.00	1,023.10	1.92	0.38
Class R	1,000.00	1,007.70	4.67	1,000.00	1,020.35	4.70	0.93

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2020 (continued)	BlackRock Core Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	34%
Corporate Bonds	33
U.S. Treasury Obligations	19
Asset-Backed Securities	6
Municipal Bonds	4
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	1
Capital Trusts	—	(b)
Foreign Agency Obligations	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa(c)	60%
AA/Aa	5
A	18
BBB/Baa	16
BB/Ba	—	(d)
CCC/Caa	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

During the period, an underweight to BB-rated securities within high yield corporate bonds detracted from Fund performance. Across sectors, the Fund’s underweights to the consumer products and food & beverage segments detracted from returns. Security selection within independent energy also weighed on performance. From an asset allocation perspective, out-of-benchmark positions in both equities and bank loans detracted over the period, particularly in March 2020 as the market experienced a material sell-off.

From a sector perspective, the strategy’s underweight to energy, and to the oil field services and midstream segments in particular, contributed to Fund performance over the period. An overweight to technology was also additive, as was security selection within aerospace & defense and wirelines. Lastly, security selection within lower quality exposures, specifically CCC-rated issues, proved beneficial.

The Fund’s cash position was increased toward the end of the period in an effort to enhance the Fund’s liquidity profile given market conditions. The Fund’s cash position was ultimately beneficial to Fund performance given the poor performance of risk assets.

Describe recent portfolio activity.

Financial market volatility materially increased during the first quarter of 2020, particularly in March under stresses from the coronavirus pandemic and sharply declining oil prices. While overarching portfolio themes remained intact, including an underweight to BB-rated securities and underweights to energy & consumer cyclicals, the Fund shifted positioning to take advantage of attractive valuations across the market. From a quality perspective, investment grade exposure was increased throughout the period, particularly at the end of March as investment grade new issues saw several favorable trading days of well-received new issues. Floating rate loan interest exposure, another meaningful out-of-benchmark allocation, remained in the high single digits. From a sector perspective, the Fund’s energy underweight grew more pronounced throughout the period. The Fund was underweight across other sectors severely affected by the coronavirus, such as automotive, airlines, leisure and lodging.

Describe portfolio positioning at period end.

Overall, the Fund remained underweight BB-rated credits. The portfolio was overweight B-rated issues and overweight select CCC-rated securities with improving credit positions, specific catalysts or attractive yields. Importantly, the Fund maintained underweights to the market’s extremes: the higher-yielding segment of the market that contains a larger concentration of stressed assets and the lower yielding portion offering insufficient incremental income. Top sector overweight positions included technology, aerospace & defense, and banking. The most significant sector underweights included the broad consumer cyclical space, most notably retail and automotive names, on the view that these market segments faced substantial fundamental headwinds even prior to the coronavirus. Additionally, the Fund remained underweight in the communications space, predominately media & entertainment. Within energy, the Fund was underweight across the midstream, independent energy and oil field services segments at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of March 31, 2020 (continued)	BlackRock High Yield Bond Portfolio

Performance Summary for the Period Ended March 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.05%	7.05%	(11.12)%	(7.00)%	N/A	2.37%	N/A	5.64%	N/A
Service	6.78	6.77	(11.10)	(7.10)	N/A	2.08	N/A	5.33	N/A
Investor A	6.45	6.45	(11.26)	(7.16)	(10.88)%	2.04	1.21%	5.31	4.88%
Investor C	5.95	5.95	(11.56)	(7.81)	(8.69)	1.30	1.30	4.53	4.53
Class K	7.18	7.17	(10.93)	(6.75)	N/A	2.47	N/A	5.75	N/A
Class R	6.44	6.44	(11.38)	(7.42)	N/A	1.73	N/A	4.98	N/A
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	—	—	(10.40)	(6.94)	N/A	2.78	N/A	5.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

N/A — Not applicable as share class and Index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Ending Account Value (03/31/20)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$888.80	$2.83	$2.83	$1,000.00	$1,022.00	$3.03	$1,022.00	$3.03
Service	1,000.00	889.00	4.06	4.06	1,000.00	1,020.70	4.34	1,020.70	4.34
Investor A	1,000.00	887.40	4.29	4.29	1,000.00	1,020.45	4.60	1,020.45	4.60
Investor C	1,000.00	884.40	7.63	7.63	1,000.00	1,016.90	8.17	1,016.90	8.17
Class K	1,000.00	890.70	2.27	2.27	1,000.00	1,022.60	2.43	1,022.60	2.43
Class R	1,000.00	886.20	5.56	5.56	1,000.00	1,019.10	5.96	1,019.10	5.96

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.86% for Service, 0.91% for Investor A, 1.62% for Investor C, 0.48% for Class K and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.86% for Service, 0.91% for Investor A, 1.62% for Investor C, 0.48% for Class K and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock High Yield Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	83%
Floating Rate Loan Interests	9
Investment Companies	5
Preferred Securities	2
Common Stocks	1
Asset-Backed Securities	—	(b)
Foreign Agency Obligations	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AA/Aa	1%
A	3
BBB/Baa	10
BB/Ba	35
B	34
CCC/Caa	11
D	—	(c)
NR	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.
(c)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of March 31, 2020	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed the ICE BofAML 1-3 Year U.S. Corporate & Government Index.

What factors influenced performance?

During the period, the main detractors from Fund performance were its allocations to investment grade corporate credit, high yield corporate credit, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”).

Conversely, the principal contributor to Fund performance came from its tactical allocation to mortgage-backed securities (“MBS”).

The Fund’s slightly elevated cash position at period end, was maintained to provide ample liquidity within the Fund in order to take advantage of new opportunities in investment grade credit given the widening of spreads in the sector. The Fund’s cash balance did not have a material impact on Fund performance.

Describe recent portfolio activity.

During the fourth quarter of 2019, the Fund was positioned with a slightly long duration bias in the two-year portion of the yield curve on the view that the Fed was unlikely to hike rates going into 2020 given muted inflationary pressures. Regarding sector allocation, the Fund’s exposure to U.S. investment grade corporate credit was reduced and its tactical overweight in European corporate credit was increased given attractive currency-hedged yields and support for the sector from the European Central Bank bond purchase program. The investment adviser also remained positive regarding agency MBS, where spreads looked attractive relative to corporate credit and ABS. In late February, the Fund took profits on half of its MBS exposure as the sector remained resilient during the market’s “risk-off” move during February. As the global coronavirus pandemic and oil price shocks battered the financial system in March 2020, credit spreads widened to levels last seen during the financial crisis. This acute spread widening created attractive opportunities, particularly in the U.S. corporate credit market. Toward the end of the reporting period, the investment adviser began to view U.S. corporate credit more favorably as the Fed announced new credit facilities in support of both the primary and secondary markets.

Describe portfolio positioning at period end.

At the end of the reporting period, the Fund was positioned with a long duration bias given the greater risk of a short-term downturn in the United States as well as globally due to the coronavirus pandemic. The Fund emphasized exposure to real rates over nominal rates on the view that inflation expectations are undervalued. From a sector allocation perspective, the Fund remained structurally underweight in U.S. Treasuries versus the benchmark. The Fund continued to be constructive regarding corporate credit and also had significant out-of-benchmark allocations in ABS and CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Low Duration Bond Portfolio

Performance Summary for the Period Ended March 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.36%	2.31%	(2.50)%	(0.27)%	N/A	1.30%	N/A	2.08%	N/A
Service	2.10	2.00	(2.63)	(0.52)	N/A	1.02	N/A	1.75	N/A
Investor A	2.06	1.95	(2.52)	(0.41)	(2.65)%	1.04	0.58%	1.76	1.53%
Investor A1	2.26	2.16	(2.55)	(0.37)	N/A	1.18	N/A	1.91	N/A
Investor C	1.34	1.23	(2.99)	(1.26)	(2.24)	0.26	0.26	1.00	1.00
Class K	2.41	2.39	(2.48)	(0.22)	N/A	1.35	N/A	2.12	N/A
Class R	1.85	1.70	(2.75)	(0.77)	N/A	0.76	N/A	1.40	N/A
ICE BofAML 1-3 Year U.S. Corporate & Government Index(c)	—	—	2.21	4.45	N/A	1.90	N/A	1.65	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)

The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years. The Fund normally invests at least 80% of its assets in debt securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Low Duration Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity ranging from one to three years.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Ending Account Value (03/31/20)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$975.00	$1.98	$1.98	$1,000.00	$1,023.00	$2.02	$1,023.00	$2.02
Service	1,000.00	973.70	3.21	3.21	1,000.00	1,021.75	3.29	1,021.75	3.29
Investor A	1,000.00	974.80	3.21	3.21	1,000.00	1,021.75	3.29	1,021.75	3.29
Investor A1	1,000.00	974.50	2.47	2.47	1,000.00	1,022.50	2.53	1,022.50	2.53
Investor C	1,000.00	970.10	6.90	6.90	1,000.00	1,018.00	7.06	1,018.00	7.06
Class K	1,000.00	975.20	1.73	1.73	1,000.00	1,023.25	1.77	1,023.25	1.77
Class R	1,000.00	972.50	4.44	4.44	1,000.00	1,020.50	4.55	1,020.50	4.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Service, 0.65% for Investor A, 0.50% for Investor A1, 1.40% for Investor C, 0.35% for Class K and 0.90% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Service, 0.65% for Investor A, 0.50% for Investor A1, 1.40% for Investor C, 0.35% for Class K and 0.90% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of March 31, 2020 (continued)	BlackRock Low Duration Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	34%
Asset-Backed Securities	24
Non-Agency Mortgage-Backed Securities	18
U.S. Government Sponsored Agency Securities	12
U.S. Treasury Obligations	6
Investment Companies	3
Foreign Government Obligations	2
Foreign Agency Obligations	1
Municipal Bonds	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa(c)	54%
AA/Aa	4
A	14
BBB/Baa	20
BB/Ba	1
B	—	(d)
CCC/Caa	—	(d)
D	—	(d)
NR	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which is subject to an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

On February 24, 2020, BlackRock High Yield Bond Portfolio’s issued and outstanding Investor C1 Shares and BlackRock Low Duration Bond Portfolio’s issued and outstanding Investor C2 and Investor C3 Shares converted into Investor A Shares with the same relative aggregate NAV.

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer sponsored retirement plans. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

THE BENEFITS AND RISKS OF LEVERAGING / ABOUT FUND PERFORMANCE	13

About Fund Performance (continued)

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 6.1%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 2.93%, 07/15/26(a)(b)	USD	920	$914,502
AGL Core CLO 2 Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.39%), 3.29%, 04/20/32(a)(b)		1,320	1,217,296
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 2.90%, 10/21/28(a)(b)		1,130	1,085,972
Allegro CLO IV Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.98%, 01/15/30		1,460	1,404,825
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.70%), 3.53%, 01/15/30		560	507,494
ALM Ltd., Series 2020-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 3.36%, 10/15/29(a)(b)		1,260	1,072,518
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.24%, 10/15/28(a)(b)		690	662,542
ALM XIX Ltd., Series 2016-19A, Class A2RA, (LIBOR USD 3 Month + 1.45%), 2.45%, 04/16/29(a)(b)(c)		730	730,000
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.33%, 07/15/27		1,480	1,290,625
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 3.73%, 07/15/27		560	463,487
ALM XVIII Ltd., Series 2016-18A, Class A2R, (LIBOR USD 3 Month + 1.65%), 3.48%, 01/15/28(a)(b)		250	216,891
AMMC CLO 16 Ltd., Series 2015-16A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.44%, 04/14/29(a)(b)		250	216,398
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 2.93%, 11/10/30(a)(b)		500	468,623
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.06%, 07/24/29(a)(b)		790	752,795
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 3.04%, 07/25/29(a)(b)		1,530	1,456,476
Anchorage Capital CLO 1-R Ltd., Series 2018- 1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 2.84%, 04/13/31(a)(b)		2,240	2,080,181
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 3.30%, 01/28/31(a)(b)		1,040	948,435
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 2.85%, 01/28/31		920	869,584
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.65%, 01/28/31		360	295,154
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.28%, 01/15/30		420	364,400
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.68%, 01/15/30		250	205,643
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.10%, 07/15/30(a)(b)		580	542,599
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR2, (LIBOR USD 3 Month + 1.09%), 2.11%, 01/28/31		930	877,052
Series 2015-7A, Class BR2, (LIBOR USD 3 Month + 1.75%), 2.77%, 01/28/31		1,640	1,396,004

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2015-7A, Class D1R2, (LIBOR USD 3 Month + 3.50%), 4.52%, 01/28/31	USD	250	$187,274
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 2.80%, 07/28/28		570	554,574
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.40%, 07/28/28		650	564,146
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.10%, 10/13/30(a)(b)		670	626,883
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.91%, 04/15/31(a)(b)		4,916	4,419,619
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 2.83%, 04/20/31(a)(b)		500	463,482
Apidos CLO XVIII, Series 2018-18A, Class A1, (LIBOR USD 3 Month + 1.14%), 2.94%, 10/22/30(a)(b)		350	323,672
Apidos CLO XXXI, Series 2019-31A, Class B, (LIBOR USD 3 Month + 1.90%), 3.73%, 04/15/31(a)(b)		580	514,148
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.00%, 10/15/30(a)(b)		310	290,227
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 2.85%, 05/28/30(a)(b)		990	933,696
Atrium XII, Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 2.63%, 04/22/27(a)(b)		380	372,279
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 2.89%, 04/25/26(a)(b)		2,582	2,563,687
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 2.82%, 07/17/26		488	476,032
Series 2014-5A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.34%, 07/17/26		650	569,828
Avery Point VI CLO Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 2.79%, 08/05/27		900	796,767
Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.24%, 08/05/27		840	728,409
Avery Point VII CLO Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 1.14%), 2.97%, 01/15/28(a)(b)		1,650	1,588,316
B2R Mortgage Trust, Series 2015-2, Class A, 3.34%, 11/15/48(b)		88	87,811
Babson CLO Ltd., Series 2015-IA, Class BR, (LIBOR USD 3 Month + 1.40%), 3.22%, 01/20/31(a)(b)		250	218,668
Bain Capital Credit CLO Ltd., Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.08%), 2.90%, 07/19/31(a)(b)		330	306,889
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 2.77%, 07/20/29(a)(b)		270	258,199
Battalion CLO VII Ltd., Series 2014-7A, Class A1RR, (LIBOR USD 3 Month + 1.04%), 2.88%, 07/17/28(a)(b)		800	777,272
Battalion CLO VIII Ltd.(a)(b)(c):
Series 2015-8A, Class A1R2, (LIBOR USD 3 Month + 1.07%), 2.76%, 07/18/30		1,332	1,332,000
Series 2015-8A, Class A2R2, (LIBOR USD 3 Month + 1.55%), 3.24%, 07/18/30		666	666,000

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.05%, 01/24/29(a)(b)	USD	4,880	$4,691,216
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 2.20%, 12/15/35(a)(b)		1,080	995,291
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (LIBOR USD 3 Month + 1.75%), 3.58%, 07/15/29(a)(b)		650	594,765
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (LIBOR USD 3 Month + 1.09%), 2.91%, 04/20/31(a)(b)		960	890,773
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month + 0.78%), 2.60%, 07/18/27(a)(b)		548	534,108
Black Diamond CLO Ltd., Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.45%), 3.29%, 02/06/26(a)(b)		500	442,994
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.05%, 01/20/29		1,360	1,307,351
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 2.98%, 10/22/30		1,770	1,662,141
Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.00%), 2.82%, 04/20/31		250	230,756
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 2.81%, 04/17/31		800	735,142
Series 2014-3RA, Class A1A, (LIBOR USD 3 Month + 1.05%), 2.84%, 07/27/31		3,360	3,121,839
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.40%, 07/28/28		530	459,939
Carlyle US CLO Ltd., Series 2016-4A, Class A2R, (LIBOR USD 3 Month + 1.45%), 3.27%, 10/20/27(a)(b)		250	224,807
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.07%, 07/20/30		1,600	1,511,830
Series 2017-2A, Class B1, (LIBOR USD 3 Month + 1.75%), 3.59%, 10/17/29		810	725,032
CDO Repack SPC Ltd., Series 2006-CLF1, Class D1, 1.00%, 05/20/30(b)		500	518,223
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 2.75%, 06/09/30(a)(b)		550	478,595
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 2.91%, 10/20/28(a)(b)		2,980	2,857,875
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.09%, 10/17/30		4,530	4,267,770
Series 2017-8A, Class B, (LIBOR USD 3 Month + 1.70%), 3.54%, 10/17/30		750	660,428
Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.25%), 4.09%, 10/17/30		250	203,380
Cent CLO 17 Ltd., Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 2.80%, 04/30/31(a)(b)		1,860	1,720,055
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 2.90%, 10/15/26(a)(b)		920	888,959
CIFC Funding Ltd.(a)(b):
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 2.97%, 10/17/30		6,450	6,120,449
Series 2015-2A, Class CR2, (LIBOR USD 3 Month + 2.00%), 3.38%, 04/15/30(c)		633	633,000

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.15%), 2.97%, 10/20/27	USD	250	$245,226
Series 2017-1A, Class AR, (LIBOR USD 3 Month + 1.01%), 2.83%, 04/23/29		1,190	1,140,988
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 3.52%, 04/23/29		340	294,343
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.00%), 2.82%, 04/18/31		1,230	1,134,761
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(b)(d)		1,281	1,286,139
Cumberland Park CLO Ltd., Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 3.62%, 07/20/28(a)(b)		310	256,110
Deer Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 3.00%, 10/20/30(a)(b)		1,500	1,404,998
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR2, (LIBOR USD 3 Month + 3.70%), 5.53%, 04/15/29(a)(b)		250	196,426
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR, (LIBOR USD 3 Month + 1.14%), 2.96%, 07/20/29(a)(b)		1,590	1,513,781
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 2.95%, 01/15/31(a)(b)		4,900	4,560,309
Dryden XXV Senior Loan Fund, Series 2012- 25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 2.73%, 10/15/27(a)(b)		3,182	2,995,584
Dryden XXVI Senior Loan Fund, Series 2013- 26A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.73%, 04/15/29(a)(b)		330	312,914
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 2.89%, 08/15/30(a)(b)		1,660	1,565,335
Eaton Vance CLO Ltd.(a)(b):
Series 2013-1A, Class A1RR, (LIBOR USD 3 Month + 1.16%), 2.99%, 01/15/28		270	257,701
Series 2013-1A, Class A2RR, (LIBOR USD 3 Month + 1.85%), 3.68%, 01/15/28		250	216,191
Elm CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.17%), 3.01%, 01/17/29		5,500	5,277,956
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.75%), 3.59%, 01/17/29		470	407,464
Elmwood CLO II Ltd., Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.45%), 3.27%, 04/20/31(a)(b)		250	235,497
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 2.72%, 04/15/27(a)(b)		598	583,040
Galaxy XXIII CLO Ltd., Series 2017-23A, Class A, (LIBOR USD 3 Month + 1.28%), 3.08%, 04/24/29(a)(b)		577	553,207
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.40%), 3.09%, 11/15/26		250	217,912
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 3.37%, 11/15/26		350	289,598
Gilbert Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 1.95%), 3.78%, 10/15/30(a)(b)		640	526,584
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 2.88%, 10/29/29(a)(b)		420	398,527

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
GoldentTree Loan Management US CLO 1 Ltd.(a)(b):
Series 2017-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 3.50%, 04/20/29	USD	630	$517,611
Series 2017-1A, Class DR, (LIBOR USD 3 Month + 2.65%), 4.30%, 04/20/29(c)		360	360,000
Grippen Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 3.08%, 01/20/30(a)(b)		251	237,532
GSAA Home Equity Trust, Series 2006-5, Class 2A1, (LIBOR USD 1 Month + 0.07%), 1.02%, 03/25/36(a)		562	245,743
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (LIBOR USD 3 Month + 1.37%), 3.01%, 04/15/33(a)(b)(c)		1,180	1,178,702
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.87%, 07/25/27(a)(b)		3,785	3,666,986
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A1B, (LIBOR USD 3 Month + 1.25%), 3.07%, 07/18/31		250	229,136
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 2.74%, 02/05/31		3,030	2,780,870
HPS Loan Management Ltd., Series 10A-16, Class A1R, (LIBOR USD 3 Month + 1.14%), 2.96%, 01/20/28(a)(b)		970	922,402
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 2.96%, 10/19/28(a)(b)		865	833,763
Invitation Homes Trust, Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 1.80%, 07/17/37(a)(b)		645	598,499
LCM XIV LP, Series 14A, Class AR, (LIBOR USD 3 Month + 1.04%), 2.87%, 07/20/31(a)(b)		250	230,426
LCM XXI LP, Series 21A, Class AR, (LIBOR USD 3 Month + 0.88%), 2.70%, 04/20/28(a)(b)		820	786,665
Lendmark Funding Trust, Series 2019-2A, Class A, 2.78%, 04/20/28(b)		2,600	2,261,893
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 1.83%, 05/15/28(a)(b)		600	564,352
Madison Park Funding X Ltd., Series 2012-10A, Class AR2, (LIBOR USD 3 Month + 1.22%), 3.04%, 01/20/29(a)(b)		1,700	1,633,314
Madison Park Funding XI Ltd., Series 2013- 11A, Class AR, (LIBOR USD 3 Month + 1.16%), 2.97%, 07/23/29(a)(b)		2,000	1,907,412
Madison Park Funding XIII Ltd., Series 2014- 13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 2.77%, 04/19/30(a)(b)		1,090	934,231
Madison Park Funding XIX Ltd., Series 2015- 19A, Class A1R2, (LIBOR USD 3 Month + 0.92%), 1.79%, 01/22/28(a)(b)(c)		1,229	1,229,000
Madison Park Funding XVII Ltd., Series 2015- 17A, Class B1R, (LIBOR USD 3 Month + 1.75%), 3.57%, 07/21/30(a)(b)		350	316,971
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (LIBOR USD 3 Month + 1.20%), 2.97%, 07/29/30(a)(b)		1,665	1,564,142
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.00%, 12/18/30(a)(b)		430	399,984
Mariner CLO LLC(a)(b):
Series 2015-1A, Class BR2, (LIBOR USD 3 Month + 1.50%), 2.75%, 04/20/29(c)		1,466	1,463,654

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2016-3A, Class CR2, (LIBOR USD 3 Month + 2.05%), 3.86%, 07/23/29	USD	1,125	$1,125,000
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (LIBOR USD 3 Month + 0.97%), 2.79%, 04/21/31(a)(b)		480	446,695
Mid-State Trust VII, Series 7, Class A, 6.34%, 12/15/36		1,230	1,257,336
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.42%, 07/20/24(a)(b)		716	709,123
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.07%, 10/20/30(a)(b)		830	776,822
MP CLO VIII Ltd.(a)(b):
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 2.71%, 10/28/27		1,402	1,356,427
Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.42%), 3.22%, 10/28/27		1,500	1,305,787
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2B, (LIBOR USD 1 Month + 0.90%), 1.60%, 11/15/68(a)(b)		490	469,350
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 2.99%, 10/18/30(a)(b)		1,430	1,343,423
Oaktree CLO, Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.85%), 3.56%, 05/13/29(a)(b)		410	353,466
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.87%), 2.69%, 10/20/27(a)(b)		500	485,883
OCP CLO Ltd.(a)(b):
Series 2013-4A, Class BRR, (LIBOR USD 3 Month + 1.90%), 3.70%, 04/24/29		945	776,183
Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 2.87%, 04/26/31		140	130,254
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 3.64%, 10/26/27		380	314,971
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 2.94%, 10/18/28		640	600,924
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 3.09%, 07/15/30		2,610	2,459,602
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 3.64%, 11/20/30		250	203,365
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 2.80%, 04/16/31(a)(b)		1,780	1,644,936
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 2.86%, 07/17/30(a)(b)		2,755	2,544,880
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 2.79%, 01/25/31(a)(b)		2,390	2,218,408
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 3.68%, 07/15/27(a)(b)		660	544,762
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 2.96%, 03/20/25(a)(b)		1,034	935,965
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.72%, 10/18/26(a)(b)		229	227,955
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 2.72%, 05/23/31(a)(b)		4,495	4,166,710
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(b)		3,140	2,537,070

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (LIBOR USD 3 Month + 2.70%), 4.50%, 01/22/29(a)(b)	USD	990	$814,729
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.05%, 10/22/30(a)(b)		9,195	8,610,586
OZLM Ltd., Series 2019-24A, Class A2A, (LIBOR USD 3 Month + 2.25%), 4.07%, 07/20/32(a)(b)		250	229,750
OZLM VI Ltd., Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 3.59%, 04/17/31(a)(b)		250	214,812
OZLM VIII Ltd., Series 2014-8A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.04%, 10/17/29(a)(b)		340	278,994
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 3.53%, 01/15/29(a)(b)		2,110	1,942,506
Palmer Square CLO Ltd.(a)(b):
Series 2015-1A, Class A1R2, (LIBOR USD 3 Month + 1.22%), 2.92%, 05/21/29		2,420	2,327,981
Series 2015-1A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 3.35%, 05/21/29		530	458,428
Series 2015-2A, Class A2R2, (LIBOR USD 3 Month + 1.55%), 3.37%, 07/20/30		500	425,609
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.85%, 04/18/31		850	772,319
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 2.94%, 07/16/31		1,070	1,003,863
Series 2018-3A, Class A2, (LIBOR USD 3 Month + 1.35%), 3.04%, 08/15/26		776	676,823
Palmer Square Loan Funding Ltd.(a)(b):
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 0.90%), 2.59%, 11/15/26		435	420,529
Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 3.29%, 08/20/27		440	382,037
Series 2020-1A, Class A2, (LIBOR USD 3 Month + 1.35%), 3.03%, 02/20/28		990	842,729
Series 2020-2A, Class A2, (LIBOR USD 3 Month + 1.55%), 2.66%, 04/20/28		1,270	1,270,000
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 2.92%, 11/14/29		1,870	1,785,403
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 3.40%, 11/14/29		780	674,375
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)		737	727,358
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.04%, 10/15/30(a)(b)		720	677,415
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.90%, 07/20/28(a)(b)		2,360	2,214,242
Riserva CLO Ltd., Series 2016-3A, Class AR, (LIBOR USD 3 Month + 1.14%), 2.96%, 10/18/28(a)(b)		1,040	1,001,446
Rockford Tower CLO Ltd.(a)(b):
Series 2017-1A, Class AR, (LIBOR USD 3 Month + 1.03%), 2.86%, 04/15/29		2,060	1,959,601
Series 2017-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.28%, 04/15/29		960	817,144
Series 2017-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 3.68%, 04/15/29		510	419,058
Series 2017-2A, Class BR, (LIBOR USD 3 Month + 1.50%), 2.75%, 10/15/29		1,695	1,533,975

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2017-2A, Class DR, (LIBOR USD 3 Month + 2.85%), 4.10%, 10/15/29	USD	1,039	$791,464
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.01%, 10/20/30		2,907	2,714,594
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 2.79%, 05/20/31		297	274,860
Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.16%), 2.98%, 10/20/31		250	231,087
Series 2019-2A, Class B, (LIBOR USD 3 Month + 1.93%), 3.62%, 08/20/32		250	213,260
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.85%, 04/20/31(a)(b)		720	658,691
RR 2 Ltd., Series 2017-2A, Class A2, (LIBOR USD 3 Month + 1.60%), 3.43%, 10/15/29(a)(b)		250	228,929
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 2.92%, 01/15/30(a)(b)		670	624,737
RR 6 Ltd., Series 2019-6A, Class A1A, (LIBOR USD 3 Month + 1.25%), 3.08%, 04/15/30(a)(b)		2,140	1,993,974
Silver Creek CLO Ltd., Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.30%), 4.12%, 07/20/30(a)(b)		500	410,978
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 1.07%, 03/15/24(a)		840	826,370
SLM Private Education Loan Trust, Series 2010-C, Class A5, (LIBOR USD 1 Month + 4.75%), 5.45%, 10/15/41(a)(b)		1,670	1,796,525
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		990	1,012,284
Sound Point CLO XIV Ltd., Series 2016-3A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.96%, 01/23/29(a)(b)		1,000	962,530
Sound Point CLO XV Ltd., Series 2017-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.96%, 01/23/29(a)(b)		280	267,874
Sound Point CLO XXIII Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.40%), 3.23%, 04/15/32(a)(b)		4,180	3,901,156
Steele Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.08%, 01/15/30(a)(b)		1,070	1,003,425
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 2.71%, 04/15/28(a)(b)		880	827,818
Symphony CLO XVIII Ltd., Series 2016-18A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.96%, 01/23/28(a)(b)		900	858,385
Symphony CLO XXI Ltd., Series 2019-21A, Class A, (LIBOR USD 3 Month + 1.38%), 3.74%, 07/15/32(a)(b)		860	796,342
THL Credit Wind River CLO Ltd.(a)(b):
Series 2012-1A, Class BR2, (LIBOR USD 3 Month + 1.45%), 3.28%, 01/15/26		280	246,813
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.05%), 2.88%, 07/15/28		1,120	1,050,965
TIAA CLO III Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 2.99%, 01/16/31(a)(b)		910	847,651
TICP CLO IX Ltd., Series 2017-9A, Class A, (LIBOR USD 3 Month + 1.14%), 2.96%, 01/20/31(a)(b)		670	615,054
TICP CLO VI Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.03%, 01/15/29		480	462,472

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2016-6A, Class BR, (LIBOR USD 3 Month + 1.70%), 3.53%, 01/15/29	USD	1,190	$1,031,382
Towd Point Mortgage Trust(b)(d):
Series 2019-SJ2, Class A2, 4.25%, 11/25/58		3,000	2,981,895
Series 2019-SJ2, Class M1, 4.50%, 11/25/58		3,000	2,995,949
Trestles CLO III Ltd.(a)(b)(c):
Series 2020-3A, Class A1, (LIBOR USD 3 Month + 1.33%), 2.97%, 01/20/33		1,190	1,187,025
Series 2020-3A, Class B1, (LIBOR USD 3 Month + 1.85%), 3.49%, 01/20/33		530	526,025
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		1,392	1,424,137
Venture 32 CLO Ltd., Series 2018-32A, Class A2A, (LIBOR USD 3 Month + 1.07%), 2.89%, 07/18/31(a)(b)		350	324,925
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 2.95%, 10/22/31(a)(b)		660	620,037
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 3.05%, 10/15/29(a)(b)		3,230	3,069,729
Voya CLO Ltd.(a)(b):
Series 2014-3A, Class CR, (LIBOR USD 3 Month + 2.65%), 4.44%, 07/25/26		350	265,728
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 2.96%, 10/15/30		1,680	1,576,592
Series 2019-1A, Class AR, (LIBOR USD 3 Month + 1.06%), 2.52%, 04/15/31		2,064	1,968,225
Westcott Park CLO Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.21%), 3.03%, 07/20/28(a)(b)		1,210	1,162,801
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.95%, 01/22/31(a)(b)		1,250	1,173,482
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.07%, 10/20/29		520	494,622
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 3.57%, 10/20/29		930	803,391
York CLO-4 Ltd., Series 2016-2A, Class A1R, (LIBOR USD 3 Month + 1.09%), 2.09%, 04/20/32(a)(b)(c)		1,050	1,050,000

Total Asset-Backed Securities — 6.1% (Cost: $251,544,175)			234,561,163

Corporate Bonds — 35.4%

Aerospace & Defense — 1.4%
Arconic, Inc., 5.40%, 04/15/21		2,830	2,805,521
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20		728	725,814
3.80%, 10/07/24		962	999,411
3.85%, 12/15/25		5,207	5,294,625
4.75%, 10/07/44		87	89,348
Boeing Co. (The):
3.25%, 02/01/35		87	75,238
3.83%, 03/01/59		195	173,927
General Dynamics Corp.:
3.75%, 05/15/28		905	961,829
4.25%, 04/01/50		475	598,116
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30(b)		2,492	2,582,995
L3Harris Technologies, Inc.:
3.95%, 05/28/24(b)		627	657,103
3.83%, 04/27/25		157	163,339
3.85%, 12/15/26(b)		3,200	3,299,814

Security		Par (000)	Value

Aerospace & Defense (continued)
4.40%, 06/15/28	USD	4,102	$4,366,558
4.40%, 06/15/28(b)		2,498	2,659,108
4.85%, 04/27/35		82	88,729
Lockheed Martin Corp.:
3.60%, 03/01/35		3,625	3,963,912
4.50%, 05/15/36		230	243,086
3.80%, 03/01/45		521	565,578
Northrop Grumman Corp.:
2.55%, 10/15/22		40	39,989
2.93%, 01/15/25		3,243	3,291,833
3.25%, 01/15/28		4,995	5,190,400
5.25%, 05/01/50		1,179	1,594,347
Raytheon Co.:
7.20%, 08/15/27		630	773,404
7.00%, 11/01/28		2,010	2,610,937
4.20%, 12/15/44		515	577,833
Rockwell Collins, Inc., 3.20%, 03/15/24		1,812	1,862,815
Textron, Inc.:
3.65%, 03/15/27		845	827,438
3.90%, 09/17/29		3,111	3,039,891
United Technologies Corp.:
4.13%, 11/16/28		2,189	2,402,981
5.40%, 05/01/35		105	128,950
4.45%, 11/16/38		463	527,037

			53,181,906

Air Freight & Logistics — 0.2%
FedEx Corp.:
4.20%, 10/17/28		495	513,009
3.10%, 08/05/29		313	307,292
3.88%, 08/01/42		1,070	936,456
5.10%, 01/15/44		120	119,032
4.55%, 04/01/46		142	135,002
4.40%, 01/15/47		19	17,154
United Parcel Service, Inc.:
3.40%, 03/15/29		2,121	2,225,724
2.50%, 09/01/29		744	715,750
5.20%, 04/01/40		2,724	3,337,815

			8,307,234

Airlines — 0.5%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23		411	389,340
Series 2017-1, Class B, 3.70%, 01/15/26		9	7,524
Series 2017-1, Class AA, 3.30%, 01/15/30		469	449,998
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 10/01/22		17	16,185
Series 2015-1, Class B, 3.70%, 05/01/23		236	211,539
Series 2015-2, Class B, 4.40%, 09/22/23		1,828	1,547,169
Series 2016-1, Class B, 5.25%, 01/15/24		1,367	1,374,776
Series 2016-2, Class B, 4.38%, 06/15/24(b)		788	698,216
Series 2017-1, Class B, 4.95%, 02/15/25		652	563,910
Series 2017-2, Class B, 3.70%, 10/15/25		407	347,286
Series 2016-3, Class B, 3.75%, 10/15/25		20	15,788
Series 2015-2, Class AA, 3.60%, 09/22/27		341	320,891
Series 2016-1, Class AA, 3.58%, 01/15/28		2,541	2,410,311
Series 2019-1, Class B, 3.85%, 02/15/28		1,197	920,312
Series 2016-2, Class AA, 3.20%, 06/15/28		484	525,743
Series 2016-3, Class AA, 3.00%, 10/15/28		1,017	960,223
Series 2017-1, Class AA, 3.65%, 02/15/29		386	367,628
Series 2017-2, Class AA, 3.35%, 10/15/29		743	738,422
Series 2019-1, Class AA, 3.15%, 02/15/32		1,118	1,006,551
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.25%, 04/11/20		12	11,934
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		990	966,466

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
Delta Air Lines, Inc., 2.60%, 12/04/20	USD	30	$28,651
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		19	18,370
Series 2014-2, Class B, 4.63%, 09/03/22		158	147,825
Series 2016-2, Class B, 3.65%, 10/07/25		98	91,518
Series 2016-1, Class B, 3.65%, 01/07/26		133	107,397
Series 2018-1, Class B, 4.60%, 03/01/26		518	449,039
Series 2015-1, Class AA, 3.45%, 12/01/27		1,001	1,004,447
Series 2019-2, Class B, 3.50%, 05/01/28		1,193	997,476
Series 2016-1, Class AA, 3.10%, 07/07/28		59	54,764
Series 2016-2, Class AA, 2.88%, 10/07/28		489	454,187
Series 2018-1, Class AA, 3.50%, 03/01/30		597	580,158
Series 2019-1, Class AA, 4.15%, 08/25/31		683	708,008
Series 2019-2, Class AA, 2.70%, 05/01/32		885	796,309
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		34	32,638
Series 2013-1, Class B, 5.38%, 11/15/21		141	134,370

			19,455,369

Auto Components — 0.0%
Aptiv plc, 5.40%, 03/15/49		160	139,019
Lear Corp., 5.25%, 05/15/49		85	73,777

			212,796

Automobiles — 0.5%
Daimler Finance North America LLC(b):
3.10%, 05/04/20		2,575	2,570,525
2.30%, 02/12/21		3,005	2,927,246
3.35%, 05/04/21		3,060	3,029,027
3.40%, 02/22/22		202	196,351
General Motors Co.:
6.60%, 04/01/36		645	560,915
6.25%, 10/02/43		901	711,520
Hyundai Capital America(b):
2.55%, 04/03/20		7,145	7,142,410
3.95%, 02/01/22		290	288,369
2.38%, 02/10/23		3,260	3,121,808

			20,548,171

Banks — 9.0%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		2,120	2,116,184
Australia & New Zealand Banking Group Ltd., 2.63%, 11/09/22		790	802,671
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)		360	321,975
Banco Santander SA:
2.71%, 06/27/24		2,800	2,746,368
3.31%, 06/27/29		3,600	3,533,735
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		1,170	1,169,210
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		13,138	13,118,577
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		1,534	1,538,341
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		9,274	9,384,192
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(a)		417	418,699
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		975	979,008
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(a)		71	74,286
4.20%, 08/26/24		1,920	2,042,140
4.00%, 01/22/25		443	466,209
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(a)		749	772,379

Security		Par (000)	Value

Banks (continued)
Series L, 3.95%, 04/21/25	USD	380	$399,490
3.88%, 08/01/25		247	262,501
(LIBOR USD 3 Month + 1.09%), 3.09%, 10/01/25(a)		18	18,047
(LIBOR USD 3 Month + 0.64%), 2.01%, 02/13/26(a)		1,097	1,073,905
4.45%, 03/03/26		2,240	2,412,562
3.50%, 04/19/26		29	30,802
(LIBOR USD 3 Month + 1.06%), 3.56%, 04/23/27(a)		3,805	3,981,649
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)		2,927	3,033,400
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(e)		1,895	1,920,279
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		7,592	7,762,604
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(a)		908	928,502
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		8,619	8,890,826
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(a)		2,586	2,700,653
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(a)		1,101	1,190,250
(LIBOR USD 3 Month + 0.99%), 2.50%, 02/13/31(a)		220	212,724
(LIBOR USD 3 Month + 3.15%), 4.08%, 03/20/51(a)		169	193,452
Bank of Montreal:
1.90%, 08/27/21		388	388,904
2.90%, 03/26/22		451	456,778
Series E, 3.30%, 02/05/24		943	973,037
2.50%, 06/28/24		1,116	1,090,602
Barclays plc:
4.38%, 01/12/26		495	497,475
4.34%, 01/10/28		390	396,449
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(a)		1,729	1,849,132
BBVA Bancomer SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.31%), 5.87%, 09/13/34(a)(b)		604	488,863
BNP Paribas SA(b):
3.50%, 03/01/23		5,101	5,116,942
3.80%, 01/10/24		1,850	1,907,265
3.38%, 01/09/25		605	599,688
(LIBOR USD 3 Month + 1.11%), 2.82%, 11/19/25(a)		4,091	4,040,958
(SOFR + 1.51%), 3.05%, 01/13/31(a)		3,482	3,255,959
Citibank NA, 3.65%, 01/23/24		1,642	1,719,402
Citigroup, Inc.:
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)		1,360	1,370,457
4.40%, 06/10/25		1,241	1,297,569
3.40%, 05/01/26		550	573,033
4.45%, 09/29/27		1,342	1,401,081
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		3,501	3,600,869
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(a)		4,243	4,392,725
(LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/28(a)		1,987	1,987,789
(SOFR + 3.91%), 4.41%, 03/31/31(a)		2,149	2,361,059
Credit Suisse Group Funding Guernsey Ltd.:
3.80%, 09/15/22		4,560	4,620,420
3.80%, 06/09/23		1,243	1,256,547

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Danske Bank A/S(b):
5.00%, 01/12/22	USD	7,968	$8,181,840
(LIBOR USD 3 Month + 1.25%), 3.00%, 09/20/22(a)		1,500	1,493,258
3.88%, 09/12/23		1,540	1,519,962
5.38%, 01/12/24		5,245	5,407,865
Discover Bank, 4.65%, 09/13/28		6,500	6,461,390
Fifth Third Bancorp, 3.65%, 01/25/24		470	488,684
Grupo Aval Ltd.:
4.75%, 09/26/22		232	222,140
4.38%, 02/04/30(b)		845	678,282
HSBC Holdings plc:
3.40%, 03/08/21		318	319,748
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)		250	249,772
(LIBOR USD 3 Month + 1.35%), 4.29%, 09/12/26(a)		1,550	1,546,671
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28(a)		2,686	2,731,459
(LIBOR USD 3 Month + 1.53%), 4.58%, 06/19/29(a)		482	510,751
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30(a)		3,700	3,790,037
ING Groep NV:
4.10%, 10/02/23		10,709	10,990,626
4.63%, 01/06/26(b)		2,024	2,132,789
JPMorgan Chase & Co.:
4.25%, 10/15/20		69	69,787
2.55%, 03/01/21		2,894	2,900,921
4.63%, 05/10/21		4,000	4,110,731
2.40%, 06/07/21		234	234,482
2.30%, 08/15/21		824	823,148
4.35%, 08/15/21		841	862,535
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		12,423	12,624,015
2.97%, 01/15/23		2,493	2,533,386
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(a)		3,650	3,712,836
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		2,055	2,081,493
3.38%, 05/01/23		42	43,900
2.70%, 05/18/23		744	763,570
3.88%, 02/01/24		60	64,257
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		861	901,018
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		2,839	2,971,554
3.88%, 09/10/24		423	446,034
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		8,423	8,924,811
(LIBOR USD 3 Month + 1.16%), 3.22%, 03/01/25(a)		3,120	3,239,262
(SOFR + 1.16%), 2.30%, 10/15/25(a)		3,395	3,378,053
(LIBOR USD 3 Month + 1.25%), 3.96%, 01/29/27(a)		11,575	12,447,928
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		5,696	6,028,215
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		5,809	5,977,794
(LIBOR USD 3 Month + 0.95%), 3.51%, 01/23/29(a)		535	550,795
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		971	1,065,624
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30(a)		255	273,471
(SOFR + 3.79%), 4.49%, 03/24/31(a)		1,039	1,201,082

Security		Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)	USD	427	$476,650
KeyBank NA, 3.35%, 06/15/21		1,075	1,085,259
KeyCorp:
4.15%, 10/29/25		139	145,437
4.10%, 04/30/28		498	524,035
2.55%, 10/01/29		397	354,402
Lloyds Banking Group plc:
3.90%, 03/12/24		202	204,418
3.75%, 01/11/27		1,282	1,294,215
(LIBOR USD 3 Month + 1.21%), 3.57%, 11/07/28(a)		825	818,584
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		1,276	1,300,160
3.46%, 03/02/23		7,732	7,931,463
3.76%, 07/26/23		7,264	7,507,824
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)		3,348	3,348,552
2.27%, 09/13/21		242	239,235
2.95%, 02/28/22		21,164	21,237,222
(LIBOR USD 3 Month + 1.10%), 2.55%, 09/13/25(a)		2,440	2,409,592
(LIBOR USD 3 Month + 0.83%), 2.23%, 05/25/26(a)		5,439	5,329,453
3.66%, 02/28/27		203	203,731
(LIBOR USD 3 Month + 1.13%), 3.15%, 07/16/30(a)		355	338,625
(LIBOR USD 3 Month + 1.31%), 2.87%, 09/13/30(a)		1,127	1,009,394
Royal Bank of Scotland Group plc, (LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23(a)		457	451,300
Santander UK Group Holdings plc, 2.88%, 08/05/21		2,095	2,069,168
Standard Chartered plc, (LIBOR USD 3 Month + 1.08%), 3.89%, 03/15/24(a)(b)		654	663,645
Sumitomo Mitsui Financial Group, Inc.:
2.70%, 07/16/24		3,948	3,945,011
2.35%, 01/15/25		2,007	1,992,839
Svenska Handelsbanken AB, 3.35%, 05/24/21		290	293,485
Truist Financial Corp., 4.00%, 05/01/25		75	78,992
US Bancorp:
2.95%, 07/15/22		364	367,909
2.40%, 07/30/24		1,592	1,591,295
3.10%, 04/27/26		225	227,513
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10%, 05/21/21(a)		745	746,219
Wells Fargo & Co.:
4.60%, 04/01/21		4,700	4,802,034
2.10%, 07/26/21		5	4,983
3.50%, 03/08/22		2,592	2,642,377
2.63%, 07/22/22		3,533	3,544,457
3.75%, 01/24/24		4,529	4,786,365
3.55%, 09/29/25		3,060	3,216,118
(LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/25(a)		2,143	2,111,304
3.00%, 04/22/26		4,111	4,182,720
3.00%, 10/23/26		541	552,979
(LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/27(a)		431	444,117
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		4,119	4,188,750
5.61%, 01/15/44		69	82,604
Wells Fargo Bank NA(a):
(LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21		3,180	3,185,317

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 0.61%), 2.90%, 05/27/22	USD	525	$524,797

			347,549,148

Beverages — 0.7%
Anheuser-Busch Cos. LLC, 4.70%, 02/01/36		8,006	8,384,217
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		1,300	1,358,737
4.00%, 04/13/28		468	493,411
4.75%, 01/23/29		10,451	11,536,334
4.90%, 01/23/31		385	426,691
4.38%, 04/15/38		535	538,563
5.45%, 01/23/39		259	298,041
Embotelladora Andina SA, 3.95%, 01/21/50(b)		436	366,240
Molson Coors Beverage Co.:
5.00%, 05/01/42		481	466,317
4.20%, 07/15/46		298	266,384
PepsiCo, Inc.:
4.45%, 04/14/46		17	21,969
3.45%, 10/06/46		503	564,609
4.00%, 05/02/47		388	465,132

			25,186,645

Biotechnology — 0.6%
AbbVie, Inc.:
3.20%, 05/14/26		609	605,421
2.95%, 11/21/26(b)		925	929,243
3.20%, 11/21/29(b)		3,250	3,263,350
4.50%, 05/14/35		4,184	4,745,847
4.70%, 05/14/45		191	214,529
4.88%, 11/14/48		1,159	1,344,585
4.25%, 11/21/49(b)		85	90,299
Amgen, Inc.:
2.20%, 02/21/27		465	460,327
2.45%, 02/21/30		1,811	1,781,195
4.40%, 05/01/45		2,679	3,144,792
4.66%, 06/15/51		8	10,060
Gilead Sciences, Inc.:
3.50%, 02/01/25		3,082	3,252,008
3.65%, 03/01/26		101	109,218
4.60%, 09/01/35		449	556,078
4.80%, 04/01/44		227	291,206
4.50%, 02/01/45		353	429,083
4.75%, 03/01/46		237	302,654

			21,529,895

Building Products — 0.0%
Johnson Controls International plc:
4.63%, 07/02/44(f)		302	294,737
5.13%, 09/14/45		10	11,550
Owens Corning:
3.95%, 08/15/29		532	502,208
4.30%, 07/15/47		290	247,526

			1,056,021

Capital Markets — 2.0%
Bank of New York Mellon Corp. (The)(a):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(e)		705	613,350
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28		1,555	1,574,576
Charles Schwab Corp. (The), 3.20%, 03/02/27		725	716,334
Credit Suisse Group AG, (LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/23(a)(b)		1,682	1,637,874
Deutsche Bank AG:
2.70%, 07/13/20		3,770	3,695,984

Security		Par (000)	Value

Capital Markets (continued)
2.95%, 08/20/20	USD	265	$262,604
E*TRADE Financial Corp., 3.80%, 08/24/27		165	159,772
Goldman Sachs Group, Inc. (The):
5.25%, 07/27/21		408	421,087
2.35%, 11/15/21		2,637	2,633,783
5.75%, 01/24/22		916	970,465
3.63%, 02/20/24		1,490	1,553,633
4.00%, 03/03/24		1,178	1,231,232
3.85%, 07/08/24		42	43,790
3.50%, 01/23/25		2,631	2,689,776
3.50%, 04/01/25		3,040	3,107,565
3.75%, 05/22/25		678	701,831
(LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/25(a)		951	966,483
3.75%, 02/25/26		357	368,815
3.85%, 01/26/27		2,384	2,458,094
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		5,319	5,461,342
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29		300	306,844
Intercontinental Exchange, Inc.:
4.00%, 10/15/23		55	57,617
3.75%, 12/01/25		1,748	1,845,870
3.10%, 09/15/27		28	28,408
3.75%, 09/21/28		1,136	1,207,974
Moody’s Corp.:
2.75%, 12/15/21		105	104,234
4.88%, 02/15/24		316	341,544
3.25%, 01/15/28		274	277,437
Morgan Stanley:
3.75%, 02/25/23		3,016	3,126,666
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(a)		1,566	1,603,786
4.00%, 07/23/25		2,879	3,034,630
3.88%, 01/27/26		600	640,871
3.13%, 07/27/26		481	493,250
3.63%, 01/20/27		3,548	3,796,050
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		3,197	3,246,150
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(a)		1,950	2,164,794
Nomura Holdings, Inc., 3.10%, 01/16/30		627	590,722
Northern Trust Corp., 3.15%, 05/03/29		628	649,718
State Street Corp.:
2.65%, 05/19/26		803	815,009
(SOFR + 2.65%), 3.15%, 03/30/31(a)(b)		29	29,665
UBS Group AG(b):
2.95%, 09/24/20		3,935	3,941,593
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		8,562	8,490,094
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)(e)		3,815	3,586,100
4.13%, 09/24/25		4,040	4,196,453
4.13%, 04/15/26		1,318	1,335,198

			77,179,067

Chemicals — 0.4%
Air Liquide Finance SA, 2.50%, 09/27/26(b)		239	233,759
Dow Chemical Co. (The):
9.00%, 04/01/21		915	960,225
3.15%, 05/15/24		28	25,590
4.55%, 11/30/25		45	46,800
3.63%, 05/15/26		1,832	1,792,557
1.88%, 03/15/40	EUR	2,150	1,885,985
DuPont de Nemours, Inc., 4.49%, 11/15/25	USD	4,722	5,085,296
LYB International Finance BV, 4.88%, 03/15/44		932	1,005,617

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Methanex Corp., 5.25%, 12/15/29	USD	626	$468,734
SABIC Capital II BV, 4.00%, 10/10/23(b)		523	517,770
Sherwin-Williams Co. (The):
2.95%, 08/15/29		2,005	1,966,160
4.00%, 12/15/42		538	562,457
3.30%, 05/15/50		20	18,725

			14,569,675

Commercial Services & Supplies — 0.6%
RELX Capital, Inc.:
3.50%, 03/16/23		5,137	5,348,645
4.00%, 03/18/29		2,648	2,732,994
Republic Services, Inc.:
4.75%, 05/15/23		1,958	2,067,597
2.90%, 07/01/26		824	834,349
3.38%, 11/15/27		312	316,728
3.95%, 05/15/28		3,401	3,677,019
Waste Management, Inc.:
2.95%, 06/15/24		4,392	4,465,122
3.13%, 03/01/25		145	150,124
4.00%, 07/15/39		3,069	3,335,499

			22,928,077

Communications Equipment — 0.1%
Motorola Solutions, Inc.:
4.60%, 02/23/28		56	57,070
4.60%, 05/23/29		3,056	3,082,285
5.50%, 09/01/44		2,055	2,071,673

			5,211,028

Construction Materials — 0.0%
Inversiones CMPC SA, 4.38%, 05/15/23(b)		200	192,000

Consumer Finance — 0.9%
American Express Co.:
2.50%, 08/01/22		2,570	2,586,661
3.40%, 02/27/23		220	225,393
3.70%, 08/03/23		586	607,733
3.40%, 02/22/24		5,830	6,079,838
2.50%, 07/30/24		1,550	1,567,909
4.20%, 11/06/25		1,284	1,405,233
3.13%, 05/20/26		1,557	1,613,167
American Express Credit Corp.:
Series F, 2.60%, 09/14/20		11	10,994
2.25%, 05/05/21		973	975,561
2.70%, 03/03/22		834	832,108
Capital One Financial Corp.:
3.45%, 04/30/21		397	397,691
3.90%, 01/29/24		4,446	4,454,474
Discover Financial Services, 4.10%, 02/09/27		987	967,208
Ford Motor Credit Co. LLC:
3.20%, 01/15/21		694	670,577
3.34%, 03/18/21		656	629,629
2.98%, 08/03/22		1,104	1,026,720
4.13%, 08/04/25		467	414,229
General Motors Financial Co., Inc.:
5.10%, 01/17/24		1,303	1,196,557
4.00%, 01/15/25		2,312	2,054,432
2.90%, 02/26/25		408	352,686
4.35%, 04/09/25		981	851,122
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		1,650	1,639,688
Synchrony Financial, 4.38%, 03/19/24		619	608,924
Toyota Motor Credit Corp.:
2.63%, 01/10/23		517	517,397
3.38%, 04/01/30		1,154	1,165,275

			32,851,206

Security		Par (000)	Value

Containers & Packaging — 0.0%
International Paper Co.:
5.00%, 09/15/35	USD	21	$24,047
6.00%, 11/15/41		603	775,215
4.80%, 06/15/44		33	32,702
4.35%, 08/15/48		569	550,227

			1,382,191

Diversified Consumer Services — 0.4%
American University (The), 3.67%, 04/01/49		1,422	1,529,836
Claremont Mckenna College, Series 2019, 3.38%, 01/01/50		3,498	3,622,013
George Washington University (The):
4.87%, 09/15/45		2,500	3,114,348
Series 2018, 4.13%, 09/15/48		660	656,391
Massachusetts Institute of Technology, 3.96%, 07/01/38		1,866	2,056,401
University of Southern California, 3.03%, 10/01/39		6,056	5,830,722

			16,809,711

Diversified Financial Services — 0.2%
Equitable Holdings, Inc., 3.90%, 04/20/23		210	208,123
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		2,245	2,395,596
MDGH - GMTN BV(b):
2.50%, 11/07/24		1,112	1,073,080
2.88%, 11/07/29		372	351,175
ORIX Corp., 2.90%, 07/18/22		941	965,269
Shell International Finance BV:
3.88%, 11/13/28		952	1,039,494
2.38%, 11/07/29		312	307,666
3.63%, 08/21/42		189	193,521
4.38%, 05/11/45		1,795	2,073,447
4.00%, 05/10/46		73	81,060

			8,688,431

Diversified Telecommunication Services — 1.1%
AT&T, Inc.:
3.40%, 06/15/22(f)		194	197,175
3.00%, 06/30/22		50	50,435
0.00%, 11/27/22(b)(g)		5,000	4,636,638
3.80%, 02/15/27		304	317,228
4.25%, 03/01/27		581	617,120
4.30%, 02/15/30		921	989,044
4.50%, 05/15/35		6,053	6,451,118
3.15%, 09/04/36	EUR	1,100	1,235,861
6.00%, 08/15/40	USD	994	1,215,094
5.35%, 09/01/40		218	251,534
5.15%, 03/15/42		338	388,566
4.80%, 06/15/44		1,289	1,405,593
4.35%, 06/15/45		610	644,186
4.85%, 07/15/45		1,326	1,410,476
5.15%, 11/15/46		529	621,323
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		518	535,704
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.23%, 05/22/20(a)		4,232	4,231,385
4.13%, 03/16/27		7,087	7,879,622
3.00%, 03/22/27		845	890,224
4.50%, 08/10/33		454	535,136
4.40%, 11/01/34		1,015	1,184,649
4.27%, 01/15/36		4,437	5,153,265
5.25%, 03/16/37		810	1,028,798
2.88%, 01/15/38	EUR	1,000	1,120,249
4.00%, 03/22/50	USD	1,135	1,342,291

			44,332,714

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 2.5%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(b)	USD	337	$277,183
AEP Texas, Inc.:
3.95%, 06/01/28		2,580	2,696,053
Series G, 4.15%, 05/01/49		232	237,953
Series H, 3.45%, 01/15/50		551	479,600
AEP Transmission Co. LLC:
3.75%, 12/01/47		110	109,899
4.25%, 09/15/48		490	505,190
3.80%, 06/15/49		1,080	1,162,092
3.15%, 09/15/49		800	803,197
Series M, 3.65%, 04/01/50		1,004	1,034,086
Alabama Power Co.:
Series 13-A, 3.55%, 12/01/23		190	196,132
6.00%, 03/01/39		80	103,393
3.75%, 03/01/45		1,767	1,817,528
Series B, 3.70%, 12/01/47		387	403,010
Series A, 4.30%, 07/15/48		361	407,612
3.45%, 10/01/49		863	876,870
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		1,218	1,215,803
3.75%, 08/15/47		557	594,286
4.25%, 09/15/48		230	262,555
3.20%, 09/15/49		578	525,127
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		448	500,074
Commonwealth Edison Co., Series 122, 2.95%, 08/15/27		400	392,310
Dayton Power & Light Co. (The), 3.95%, 06/15/49(b)		1,358	1,369,369
DTE Electric Co.:
Series A, 4.05%, 05/15/48		1,505	1,690,639
3.95%, 03/01/49		95	102,780
Duke Energy Carolinas LLC:
3.05%, 03/15/23		246	251,890
3.95%, 11/15/28		326	360,680
2.45%, 08/15/29		1,365	1,337,443
2.45%, 02/01/30		1,845	1,832,104
4.25%, 12/15/41		45	50,980
3.75%, 06/01/45		110	120,422
3.88%, 03/15/46		480	539,046
3.70%, 12/01/47		760	827,782
3.95%, 03/15/48		20	22,512
3.20%, 08/15/49		803	802,476
Duke Energy Florida LLC:
3.80%, 07/15/28		861	926,065
2.50%, 12/01/29		3,536	3,469,933
6.40%, 06/15/38		730	1,061,792
3.40%, 10/01/46		570	584,354
4.20%, 07/15/48		630	705,674
Duke Energy Ohio, Inc., 3.65%, 02/01/29		3,036	3,254,225
Duke Energy Progress LLC:
3.00%, 09/15/21		395	401,345
3.25%, 08/15/25		2,163	2,305,360
3.70%, 09/01/28		2,285	2,442,245
3.45%, 03/15/29		905	956,587
4.10%, 03/15/43		655	723,907
4.20%, 08/15/45		580	660,000
Edison International:
2.40%, 09/15/22		265	255,795
3.13%, 11/15/22		8	7,852
3.55%, 11/15/24		1,317	1,307,976
Entergy Corp., 2.95%, 09/01/26		30	28,291
Entergy Louisiana LLC:
5.40%, 11/01/24		340	385,070

Security		Par (000)	Value

Electric Utilities (continued)
4.20%, 09/01/48	USD	2,035	$2,282,960
2.90%, 03/15/51		11	9,638
Eversource Energy, Series L, 2.90%, 10/01/24		1,929	1,824,912
Exelon Corp.:
5.10%, 06/15/45		36	38,799
4.45%, 04/15/46		310	310,309
FirstEnergy Corp.:
2.65%, 03/01/30		1,239	1,155,000
Series C, 3.40%, 03/01/50		1,017	960,012
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25		3,408	3,546,020
5.45%, 07/15/44		267	300,687
4.55%, 04/01/49		1,202	1,199,789
Florida Power & Light Co.:
(LIBOR USD 3 Month + 0.40%), 2.14%, 05/06/22(a)		5,710	5,384,825
2.75%, 06/01/23		642	663,278
3.25%, 06/01/24		80	81,264
2.85%, 04/01/25		833	868,485
3.95%, 03/01/48		1,837	2,189,327
3.15%, 10/01/49		1,715	1,776,375
ITC Holdings Corp., 2.70%, 11/15/22		1,194	1,183,909
MidAmerican Energy Co.:
3.10%, 05/01/27		90	92,491
3.65%, 04/15/29		1,954	2,096,331
4.25%, 07/15/49		599	695,970
3.15%, 04/15/50		920	935,139
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		196	206,056
Northern States Power Co.:
3.40%, 08/15/42		935	865,393
4.00%, 08/15/45		669	684,585
2.90%, 03/01/50		755	718,207
NSTAR Electric Co.:
3.20%, 05/15/27		282	284,364
3.25%, 05/15/29		140	144,292
Ohio Power Co.:
Series G, 6.60%, 02/15/33		1,165	1,615,259
4.00%, 06/01/49		588	605,971
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28		1,490	1,594,231
5.75%, 03/15/29		100	121,941
4.55%, 12/01/41		188	215,511
3.80%, 09/30/47		565	565,395
3.80%, 06/01/49		260	273,636
3.10%, 09/15/49		749	726,455
Public Service Electric & Gas Co.:
3.00%, 05/15/25		3	3,082
3.65%, 09/01/28		1,440	1,520,409
3.20%, 05/15/29		110	116,496
5.50%, 03/01/40		120	157,398
3.60%, 12/01/47		9	9,646
Southern California Edison Co., 2.25%, 06/01/30		702	633,808
Tampa Electric Co.:
4.30%, 06/15/48		267	285,405
4.45%, 06/15/49		892	964,406
3.63%, 06/15/50		230	227,508
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		5,014	5,257,495
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		1,961	1,975,288
Series A, 3.15%, 01/15/26		32	33,269
Series A, 3.50%, 03/15/27		1,449	1,516,192
4.00%, 01/15/43		532	563,799

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Series B, 4.20%, 05/15/45	USD	679	$737,310
Series B, 3.80%, 09/15/47		208	211,049
4.60%, 12/01/48		110	124,855
3.30%, 12/01/49		216	215,674
Vistra Operations Co. LLC, 4.30%, 07/15/29(b)		2,948	2,613,727

			96,768,179

Electronic Equipment, Instruments & Components — 0.1%
Corning, Inc.:
3.70%, 11/15/23		180	190,178
4.38%, 11/15/57		1,146	1,183,047
Tyco Electronics Group SA:
3.45%, 08/01/24		215	219,460
3.13%, 08/15/27		464	478,975

			2,071,660

Entertainment — 0.1%
NBCUniversal Media LLC, 5.95%, 04/01/41		1,401	1,922,385
Walt Disney Co. (The):
5.40%, 10/01/43		138	184,119
4.75%, 09/15/44		250	313,871
2.75%, 09/01/49		329	323,594
4.70%, 03/23/50		1,672	2,184,898

			4,928,867

Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.:
2.25%, 01/15/22		389	379,781
3.00%, 06/15/23		56	56,074
2.75%, 01/15/27		413	398,466
3.13%, 01/15/27		13	12,689
3.95%, 03/15/29		805	836,750
3.80%, 08/15/29		1,471	1,489,093
Boston Properties LP:
3.85%, 02/01/23		765	768,205
3.13%, 09/01/23		1,096	1,094,972
CC Holdings GS V LLC, 3.85%, 04/15/23		463	461,539
Crown Castle International Corp.:
3.40%, 02/15/21		20	20,135
2.25%, 09/01/21		40	39,446
4.88%, 04/15/22		88	90,458
3.15%, 07/15/23		820	823,057
3.20%, 09/01/24		3,874	3,861,919
4.45%, 02/15/26		331	350,798
3.70%, 06/15/26		1,283	1,310,986
3.80%, 02/15/28		721	737,051
3.10%, 11/15/29		5,243	5,022,494
5.20%, 02/15/49		363	402,208
4.15%, 07/01/50		321	317,469
Equinix, Inc., 2.63%, 11/18/24		2,835	2,703,910
GLP Capital LP, 5.25%, 06/01/25		2,013	1,862,025
National Retail Properties, Inc., 2.50%, 04/15/30		931	828,290
Prologis Euro Finance LLC, 1.50%, 09/10/49 .	EUR	800	640,357
Realty Income Corp., 3.00%, 01/15/27	USD	648	613,806
Service Properties Trust, 4.35%, 10/01/24		990	726,706

			25,848,684

Food & Staples Retailing — 0.2%
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(b)		4,573	4,472,968
Walmart, Inc.:
2.85%, 07/08/24		1,351	1,420,286
3.55%, 06/26/25		702	766,181
3.70%, 06/26/28		454	509,497
3.25%, 07/08/29		1,953	2,146,517

			9,315,449

Security		Par (000)	Value

Food Products — 0.0%
Campbell Soup Co., 8.88%, 05/01/21	USD	560	$586,267
General Mills, Inc., 2.88%, 04/15/30		85	84,830

			671,097

Gas Utilities — 0.0%
Atmos Energy Corp., 3.38%, 09/15/49		460	444,274
Dominion Energy Gas Holdings LLC:
4.80%, 11/01/43		358	362,569
4.60%, 12/15/44		198	197,635
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46		92	90,903

			1,095,381

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 3.75%, 11/30/26		2,987	3,333,499
Baxter International, Inc., 1.70%, 08/15/21		110	109,659
Becton Dickinson and Co., 3.30%, 03/01/23		1,065	1,073,548
Boston Scientific Corp.:
3.45%, 03/01/24		2,985	3,062,179
4.55%, 03/01/39		242	265,765
Covidien International Finance SA, 2.95%, 06/15/23		710	740,648
DH Europe Finance II SARL:
1.35%, 09/18/39	EUR	450	407,784
1.80%, 09/18/49		800	703,527
Medtronic Global Holdings SCA, 1.75%, 07/02/49		800	756,150

			10,452,759

Health Care Providers & Services — 1.7%
Aetna, Inc., 4.50%, 05/15/42	USD	745	775,079
Anthem, Inc.:
2.38%, 01/15/25		72	71,292
4.10%, 03/01/28		657	703,123
Centene Corp., 4.75%, 05/15/22		3,290	3,306,450
CHRISTUS Health, Series C, 4.34%, 07/01/28		3,577	4,072,194
Cigna Corp.:
3.25%, 04/15/25(b)		1,487	1,516,565
3.40%, 03/01/27(b)		201	203,423
4.38%, 10/15/28		2,581	2,769,915
2.40%, 03/15/30		441	417,686
4.80%, 07/15/46(b)		18	21,289
CommonSpirit Health:
3.35%, 10/01/29		3,034	2,850,863
3.82%, 10/01/49		1,410	1,453,138
4.19%, 10/01/49		554	520,385
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49		61	62,102
CVS Health Corp.:
4.10%, 03/25/25		3,146	3,327,941
3.88%, 07/20/25		12	12,606
3.75%, 04/01/30		4,525	4,659,189
4.78%, 03/25/38		765	845,891
5.30%, 12/05/43		61	71,905
5.13%, 07/20/45		3,095	3,561,142
Express Scripts Holding Co., 2.60%, 11/30/20		275	274,603
HCA, Inc.:
4.75%, 05/01/23		6,605	6,766,809
5.00%, 03/15/24		4,596	4,758,648
5.25%, 04/15/25		5,136	5,386,490
Humana, Inc., 4.88%, 04/01/30		880	943,511
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		107	134,546
Sutter Health, Series 2018, 3.70%, 08/15/28 .		185	194,124
UnitedHealth Group, Inc.:
3.50%, 02/15/24		225	238,184
2.38%, 08/15/24		3,675	3,759,323

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
3.75%, 07/15/25	USD	5,977	$6,459,099
3.10%, 03/15/26		399	421,192
3.38%, 04/15/27		710	759,292
2.95%, 10/15/27		2,833	2,959,518
2.88%, 08/15/29		101	105,737
4.63%, 07/15/35		90	107,111
5.80%, 03/15/36		299	389,418
4.63%, 11/15/41		102	126,068
4.75%, 07/15/45		7	8,914
4.20%, 01/15/47		1,419	1,667,789
4.45%, 12/15/48		2	2,423

			66,684,977

Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
3.70%, 02/15/42		208	215,343
3.63%, 05/01/43		527	508,270
4.88%, 12/09/45		605	706,528
4.45%, 09/01/48		667	739,162
3.63%, 09/01/49		2,638	2,661,599

			4,830,902

Household Durables — 0.1%
Lennar Corp., 4.13%, 01/15/22		3,020	2,997,350
PulteGroup, Inc., 5.50%, 03/01/26		1,880	1,848,914

			4,846,264

Household Products — 0.0%
Clorox Co. (The), 3.10%, 10/01/27		140	145,839

Independent Power and Renewable Electricity Producers — 0.0%
Colbun SA, 3.15%, 03/06/30(b)		200	186,000

Industrial Conglomerates — 0.2%
3M Co.:
3.38%, 03/01/29		340	363,413
2.38%, 08/26/29		485	486,751
General Electric Co.:
5.88%, 01/14/38		1,351	1,556,567
6.88%, 01/10/39		1,903	2,354,182
Honeywell International, Inc., 2.70%, 08/15/29		1,712	1,717,323

			6,478,236

Insurance — 0.5%
Aon Corp.:
4.50%, 12/15/28		2,795	3,094,468
3.75%, 05/02/29		5,740	6,048,852
Aon plc, 4.75%, 05/15/45		285	317,634
Hartford Financial Services Group, Inc. (The):
4.30%, 04/15/43		360	373,211
3.60%, 08/19/49		83	76,361
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		728	733,392
4.05%, 10/15/23		565	587,687
3.88%, 03/15/24		972	1,005,407
3.50%, 06/03/24		2,194	2,241,138
3.50%, 03/10/25		415	430,030
MetLife, Inc., 4.72%, 12/15/44(f)		400	446,915
Principal Financial Group, Inc., 3.70%, 05/15/29		991	1,022,549
Travelers Cos., Inc. (The), 6.25%, 06/15/37		15	21,148
Travelers Property Casualty Corp., 6.38%, 03/15/33		26	35,232
Trinity Acquisition plc, 4.40%, 03/15/26		175	182,308
Willis North America, Inc.:
3.60%, 05/15/24		486	501,528
3.88%, 09/15/49		302	311,087

			17,428,947

Security		Par (000)	Value

Interactive Media & Services — 0.0%
Baidu, Inc., 4.38%, 05/14/24	USD	755	$798,322

Internet & Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		1,170	1,227,739
Amazon.com, Inc.:
4.80%, 12/05/34		10	13,018
3.88%, 08/22/37		1,760	2,102,447
Expedia Group, Inc.:
5.00%, 02/15/26		214	193,324
3.80%, 02/15/28		939	811,664
3.25%, 02/15/30		4,294	3,594,486

			7,942,678

IT Services — 0.8%
Fidelity National Information Services, Inc.:
3.00%, 08/15/26		1,330	1,340,825
3.75%, 05/21/29		59	64,146
2.95%, 05/21/39	EUR	1,000	1,107,369
Fiserv, Inc.:
4.75%, 06/15/21	USD	751	757,678
3.85%, 06/01/25		40	42,179
3.20%, 07/01/26		6,102	6,302,559
3.50%, 07/01/29		3,563	3,706,201
Global Payments, Inc.:
3.80%, 04/01/21		830	835,199
3.75%, 06/01/23		552	570,092
4.00%, 06/01/23		76	78,713
4.80%, 04/01/26		155	154,229
IBM Credit LLC, 3.45%, 11/30/20		1,135	1,147,898
International Business Machines Corp.:
3.00%, 05/15/24		1,935	2,038,574
3.30%, 05/15/26		4,346	4,644,534
1.20%, 02/11/40	EUR	1,000	931,306
Mastercard, Inc.:
3.30%, 03/26/27	USD	1,155	1,258,398
2.95%, 06/01/29		1,200	1,277,231
3.35%, 03/26/30		1,356	1,501,674
3.85%, 03/26/50		59	72,301
PayPal Holdings, Inc., 2.65%, 10/01/26		515	504,162
Visa, Inc.:
2.80%, 12/14/22		615	640,541
3.15%, 12/14/25		1,525	1,660,964
2.70%, 04/15/40		1,079	1,071,059

			31,707,832

Leisure Products — 0.0%
Hasbro, Inc.:
2.60%, 11/19/22		868	856,537
3.90%, 11/19/29		225	200,776

			1,057,313

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.:
3.88%, 07/15/23		392	404,393
3.05%, 09/22/26		2,061	2,167,251
2.75%, 09/15/29		873	844,426
Thermo Fisher Scientific, Inc.:
4.50%, 03/25/30		201	225,952
1.88%, 10/01/49	EUR	1,600	1,383,248

			5,025,270

Machinery — 0.1%
Otis Worldwide Corp., 2.06%, 04/05/25(b)	USD	1,018	994,929
Parker-Hannifin Corp., 3.25%, 06/14/29		994	1,001,951

			1,996,880

Media — 1.2%
Charter Communications Operating LLC:
Series USD, 4.50%, 02/01/24		2,552	2,629,494

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
4.91%, 07/23/25	USD	1,210	$1,284,528
4.20%, 03/15/28		64	65,448
6.38%, 10/23/35		2,738	3,249,823
6.48%, 10/23/45		5,140	6,200,485
5.38%, 05/01/47		454	490,005
5.75%, 04/01/48		578	655,384
4.80%, 03/01/50		1,711	1,780,421
Comcast Corp.:
3.15%, 03/01/26		1,795	1,881,064
2.35%, 01/15/27		15	14,895
3.15%, 02/15/28		418	436,944
4.15%, 10/15/28		726	815,163
3.40%, 04/01/30		3,040	3,295,054
4.25%, 01/15/33		243	283,896
4.40%, 08/15/35		457	548,228
6.50%, 11/15/35		312	454,747
3.20%, 07/15/36		503	525,453
4.60%, 10/15/38		408	499,399
3.25%, 11/01/39		25	25,807
1.25%, 02/20/40	EUR	1,000	938,545
3.75%, 04/01/40	USD	513	579,124
4.65%, 07/15/42		227	286,873
4.75%, 03/01/44		4	5,080
3.40%, 07/15/46		1,359	1,468,396
3.97%, 11/01/47		206	234,284
4.70%, 10/15/48		1,913	2,478,292
4.95%, 10/15/58		4	5,414
Cox Communications, Inc.(b):
3.15%, 08/15/24		8,395	8,568,854
3.35%, 09/15/26		129	130,191
Discovery Communications LLC:
5.00%, 09/20/37		1,887	1,832,821
4.95%, 05/15/42		894	851,254
4.88%, 04/01/43		169	158,020
5.20%, 09/20/47		856	862,483
Fox Corp., 3.05%, 04/07/25		73	72,886
TCI Communications, Inc., 7.88%, 02/15/26		291	373,863
Time Warner Cable LLC:
6.55%, 05/01/37		320	358,993
5.50%, 09/01/41		360	376,048
4.50%, 09/15/42		132	123,944
ViacomCBS, Inc.:
6.88%, 04/30/36		689	776,088
4.38%, 03/15/43		1,075	952,685

			46,570,376

Metals & Mining — 0.1%
Anglo American Capital plc, 4.75%, 04/10/27(b)		620	605,252
ArcelorMittal SA:
3.60%, 07/16/24		817	744,677
6.13%, 06/01/25		66	65,334
4.55%, 03/11/26		448	401,762
Industrias Penoles SAB de CV, 4.15%, 09/12/29(b)		505	443,848
Minera Mexico SA de CV, 4.50%, 01/26/50(b)		418	351,120
Newmont Corp.:
2.80%, 10/01/29		967	898,993
2.25%, 10/01/30		259	240,651
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26(b)		238	237,628
Nucor Corp., 3.95%, 05/01/28		289	284,444
Teck Resources Ltd.:
6.13%, 10/01/35		301	276,366
6.00%, 08/15/40		2	1,715
6.25%, 07/15/41		531	459,003

Security		Par (000)	Value

Metals & Mining (continued)
Votorantim SA, 6.75%, 04/05/21(b)	USD	296	$295,408

			5,306,201

Multi-Utilities — 0.2%
Ameren Illinois Co.:
3.80%, 05/15/28		868	936,881
3.70%, 12/01/47		11	11,095
3.25%, 03/15/50		1,389	1,389,646
Consumers Energy Co.:
3.38%, 08/15/23		14	14,578
3.80%, 11/15/28		81	84,851
3.95%, 07/15/47		109	126,464
4.05%, 05/15/48		625	721,522
3.75%, 02/15/50		1,096	1,185,925
3.10%, 08/15/50		1,165	1,134,321
3.50%, 08/01/51		970	1,053,148

			6,658,431

Oil, Gas & Consumable Fuels — 2.2%
Boardwalk Pipelines LP, 4.80%, 05/03/29		419	315,710
BP Capital Markets America, Inc.:
3.79%, 02/06/24		809	829,357
3.22%, 04/14/24		597	608,224
3.80%, 09/21/25		1,295	1,325,136
3.41%, 02/11/26		148	147,879
3.12%, 05/04/26		595	598,989
3.94%, 09/21/28		106	113,222
BP Capital Markets plc, 3.81%, 02/10/24		432	435,682
Cameron LNG LLC(b):
3.30%, 01/15/35		4,240	3,669,508
3.40%, 01/15/38		2,217	1,733,085
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		2,820	2,474,736
5.88%, 03/31/25		4,669	3,910,877
5.13%, 06/30/27		4,200	3,730,056
Chevron Corp.:
2.10%, 05/16/21		105	105,035
2.50%, 03/03/22		20	20,298
2.36%, 12/05/22		20	20,274
Cimarex Energy Co.:
4.38%, 06/01/24		368	290,002
4.38%, 03/15/29		10	6,696
Concho Resources, Inc., 3.75%, 10/01/27		868	736,151
Diamondback Energy, Inc., 3.50%, 12/01/29		5,285	3,593,391
Enbridge Energy Partners LP, 7.38%, 10/15/45		125	137,445
Energen Corp., 4.63%, 09/01/21		950	917,231
Energy Transfer Operating LP:
4.90%, 02/01/24		190	170,028
6.50%, 02/01/42		1,368	1,245,607
5.30%, 04/15/47		450	341,941
Energy Transfer Partners LP, 5.00%, 10/01/22		820	746,718
Enterprise Products Operating LLC:
3.13%, 07/31/29		63	57,949
Series D, 6.88%, 03/01/33		192	220,877
Series H, 6.65%, 10/15/34		35	40,544
4.45%, 02/15/43		1,586	1,498,138
4.85%, 03/15/44		57	59,096
4.25%, 02/15/48		275	255,264
EOG Resources, Inc.:
4.15%, 01/15/26		260	266,121
3.90%, 04/01/35		75	75,454
Exxon Mobil Corp.:
1.90%, 08/16/22		148	148,505
3.04%, 03/01/26		719	760,110

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
2.28%, 08/16/26	USD	1,189	$1,210,264
Kinder Morgan Energy Partners LP:
6.50%, 02/01/37		558	574,789
6.95%, 01/15/38		642	667,742
6.38%, 03/01/41		724	727,909
5.00%, 08/15/42		60	55,898
5.00%, 03/01/43		50	47,400
Kinder Morgan, Inc., 5.30%, 12/01/34		390	375,423
Marathon Petroleum Corp.:
4.75%, 12/15/23		800	757,536
4.75%, 09/15/44		245	186,270
5.85%, 12/15/45		345	286,018
MPLX LP:
4.13%, 03/01/27		3,555	3,029,199
4.25%, 12/01/27(b)		703	567,847
NGPL PipeCo LLC(b):
4.38%, 08/15/22		2,998	2,861,227
7.77%, 12/15/37		587	584,367
Northwest Pipeline LLC, 4.00%, 04/01/27		3,865	3,831,626
Occidental Petroleum Corp., 0.00%, 10/10/36(g)		7,180	2,782,250
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23(f)		2,044	1,901,938
5.75%, 05/15/24		1,522	1,409,307
5.63%, 03/01/25		10,153	9,319,358
5.88%, 06/30/26		1,550	1,402,440
5.00%, 03/15/27		753	639,820
4.20%, 03/15/28		1,805	1,548,761
Santos Finance Ltd., 5.25%, 03/13/29		600	616,129
Suncor Energy, Inc.:
6.80%, 05/15/38		371	385,601
6.50%, 06/15/38		412	422,453
Texas Eastern Transmission LP(b):
3.50%, 01/15/28		2,049	1,878,153
4.15%, 01/15/48		910	762,896
Total Capital Canada Ltd., 2.75%, 07/15/23		40	40,540
Total Capital International SA:
2.22%, 07/12/21		643	644,638
2.88%, 02/17/22		202	203,078
3.70%, 01/15/24		3,477	3,637,117
3.75%, 04/10/24		173	181,405
2.43%, 01/10/25		171	171,045
TransCanada PipeLines Ltd.:
4.88%, 01/15/26		354	386,890
4.63%, 03/01/34		530	508,849
5.85%, 03/15/36		213	227,320
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		1,895	2,157,527
4.00%, 03/15/28		2,503	2,246,913
4.60%, 03/15/48		560	555,087
Valero Energy Corp., 3.40%, 09/15/26		1,358	1,218,262
Western Midstream Operating LP:
5.38%, 06/01/21		3,320	2,652,845
4.00%, 07/01/22		520	335,312
(LIBOR USD 3 Month + 0.85%), 2.70%, 01/13/23(a)		260	137,150
Williams Cos., Inc. (The):
Series A, 7.50%, 01/15/31		495	575,163
4.85%, 03/01/48		171	159,428

			86,476,526

Paper & Forest Products — 0.2%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		1,945	1,963,588
3.73%, 07/15/23(b)		2,088	2,195,271
3.60%, 03/01/25(b)		400	422,566
7.38%, 12/01/25		1,203	1,520,974

Security		Par (000)	Value

Paper & Forest Products (continued)
7.75%, 11/15/29	USD	300	$427,735
8.88%, 05/15/31		165	252,121

			6,782,255

Pharmaceuticals — 1.1%
Allergan Finance LLC:
3.25%, 10/01/22		227	227,609
4.63%, 10/01/42		98	122,500
Allergan Funding SCS:
3.80%, 03/15/25		4,003	4,098,448
4.55%, 03/15/35		1,661	1,826,873
Bayer US Finance II LLC, 2.85%, 04/15/25(b)		1,500	1,458,144
Bristol-Myers Squibb Co.:
3.95%, 10/15/20(b)		190	191,864
2.25%, 08/15/21(b)		305	306,788
3.55%, 08/15/22(b)		3,130	3,299,403
2.75%, 02/15/23(b)		1,428	1,476,363
3.25%, 02/20/23(b)		180	189,010
4.00%, 08/15/23(b)		1,596	1,671,904
3.63%, 05/15/24(b)		25	26,417
3.20%, 06/15/26(b)		3,667	3,892,862
6.80%, 11/15/26		339	415,617
3.25%, 02/27/27		728	767,372
3.45%, 11/15/27(b)		371	394,776
Eli Lilly & Co., 1.70%, 11/01/49	EUR	800	735,723
GlaxoSmithKline Capital plc, 3.38%, 06/01/29	USD	1,156	1,247,535
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		1,324	1,487,191
Johnson & Johnson, 2.45%, 03/01/26		1,101	1,175,792
Merck & Co., Inc., 3.40%, 03/07/29		1,350	1,470,633
Novartis Capital Corp.:
2.20%, 08/14/30		355	363,377
4.40%, 05/06/44		320	420,689
Pfizer, Inc.:
1.95%, 06/03/21		101	101,731
3.45%, 03/15/29		1,133	1,246,678
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23		856	862,219
3.20%, 09/23/26		3,177	3,213,796
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28		6,122	6,978,895
Wyeth LLC, 5.95%, 04/01/37		1,481	2,098,766

			41,768,975

Professional Services — 0.0%
Equifax, Inc., 2.60%, 12/01/24		986	931,939

Real Estate Management & Development — 0.0%
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29(b)		200	169,175
MAF Global Securities Ltd., 4.75%, 05/07/24		232	223,880

			393,055

Road & Rail — 0.7%
Burlington Northern Santa Fe LLC:
5.75%, 05/01/40		1,538	1,958,501
5.05%, 03/01/41		275	330,538
4.95%, 09/15/41		27	32,835
Canadian Pacific Railway Co., 2.05%, 03/05/30		539	501,072
CSX Corp.:
4.25%, 03/15/29		1,675	1,877,495
6.00%, 10/01/36		182	220,232
6.15%, 05/01/37		11	13,566
4.30%, 03/01/48		1,683	1,844,457
4.75%, 11/15/48		685	788,583
4.25%, 11/01/66		956	951,430
4.65%, 03/01/68		87	94,765

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail (continued)
Norfolk Southern Corp.:
3.25%, 12/01/21	USD	56	$56,619
2.90%, 02/15/23		80	81,153
3.65%, 08/01/25		1,005	1,037,750
2.90%, 06/15/26		1,355	1,382,788
2.55%, 11/01/29		101	97,692
4.45%, 06/15/45		23	25,483
3.94%, 11/01/47		209	217,885
4.10%, 05/15/49		318	339,550
3.40%, 11/01/49		1,092	1,059,661
4.05%, 08/15/52		808	867,440
Ryder System, Inc.:
2.50%, 09/01/22		310	291,852
3.75%, 06/09/23		131	131,495
Union Pacific Corp.:
3.15%, 03/01/24		406	422,024
2.75%, 03/01/26		1,097	1,104,230
2.15%, 02/05/27		1,424	1,390,625
3.38%, 02/01/35		495	508,780
3.60%, 09/15/37		1,111	1,147,359
3.55%, 08/15/39		325	326,846
3.25%, 02/05/50		536	532,874
3.95%, 08/15/59		1,357	1,436,707
3.84%, 03/20/60(b)		1,348	1,406,919
4.38%, 11/15/65		301	321,389
3.75%, 02/05/70		2,662	2,745,381

			25,545,976

Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.:
5.10%, 10/01/35		145	195,098
4.35%, 04/01/47		391	498,659
Broadcom Corp., 3.88%, 01/15/27		7,497	7,162,396
Broadcom, Inc., 4.25%, 04/15/26(b)		2,274	2,235,586
Intel Corp., 4.10%, 05/11/47		204	247,801
KLA Corp.:
4.10%, 03/15/29		2,581	2,711,110
3.30%, 03/01/50		4,764	4,463,290
Lam Research Corp.:
2.80%, 06/15/21		306	308,781
3.75%, 03/15/26		3,117	3,306,307
4.88%, 03/15/49		833	1,074,327
NVIDIA Corp.:
3.20%, 09/16/26		5,251	5,846,385
2.85%, 04/01/30		1,730	1,805,456
3.50%, 04/01/50		1,476	1,604,901
3.70%, 04/01/60		567	633,782
NXP BV(b):
4.13%, 06/01/21		5,291	5,338,554
4.63%, 06/15/22		7,522	7,782,375
4.63%, 06/01/23		2,405	2,475,389
3.88%, 06/18/26		113	109,928
5.55%, 12/01/28		604	679,803
4.30%, 06/18/29		2,183	2,237,086
QUALCOMM, Inc.:
4.80%, 05/20/45		373	487,338
4.30%, 05/20/47		723	867,577

			52,071,929

Software — 0.7%
Autodesk, Inc., 3.50%, 06/15/27		4,684	4,816,124
Microsoft Corp.:
3.50%, 02/12/35		2,626	3,088,167
3.75%, 02/12/45		371	446,648
4.45%, 11/03/45		1,342	1,764,706

Security		Par (000)	Value

Software (continued)
Oracle Corp.:
2.65%, 07/15/26	USD	1,971	$2,011,587
3.25%, 11/15/27		288	296,675
3.90%, 05/15/35		3,169	3,425,957
3.85%, 07/15/36		124	130,379
3.80%, 11/15/37		1,220	1,256,787
3.60%, 04/01/40		3,330	3,330,322
5.38%, 07/15/40		561	749,332
3.60%, 04/01/50		6,662	6,662,168

			27,978,852

Specialty Retail — 0.1%
Home Depot, Inc. (The):
2.80%, 09/14/27		96	99,228
3.90%, 12/06/28		102	113,630
2.95%, 06/15/29		1,788	1,853,366
3.35%, 04/15/50		296	309,262
Lowe’s Cos., Inc.:
4.38%, 09/15/45		26	26,767
3.70%, 04/15/46		191	176,744
4.05%, 05/03/47		574	568,301

			3,147,298

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.:
3.85%, 05/04/43		2,079	2,471,346
3.85%, 08/04/46		76	91,553
4.25%, 02/09/47		179	229,048
Dell International LLC(b):
6.02%, 06/15/26		61	62,957
4.90%, 10/01/26		805	792,274
8.10%, 07/15/36		1,665	1,913,108
8.35%, 07/15/46		10	11,872
Hewlett Packard Enterprise Co.(f):
3.60%, 10/15/20		15	15,018
4.40%, 10/15/22		170	173,256
6.35%, 10/15/45		503	596,929
HP, Inc., 6.00%, 09/15/41		290	312,251
Seagate HDD Cayman:
4.25%, 03/01/22		148	148,320
5.75%, 12/01/34		325	303,592

			7,121,524

Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.38%, 03/27/50		545	594,542

Thrifts & Mortgage Finance — 0.1%
BPCE SA(b):
3.00%, 05/22/22		606	600,082
2.70%, 10/01/29		4,140	3,923,459

			4,523,541

Tobacco — 0.7%
Altria Group, Inc.:
3.80%, 02/14/24		1,139	1,154,475
4.40%, 02/14/26		3,427	3,606,339
4.80%, 02/14/29		3,044	3,168,068
5.80%, 02/14/39		4,021	4,401,875
6.20%, 02/14/59		105	115,497
BAT Capital Corp.:
3.22%, 08/15/24		63	60,624
3.22%, 09/06/26		1,075	1,022,199
4.70%, 04/02/27		1,600	1,625,867
4.91%, 04/02/30		1,220	1,249,758
4.54%, 08/15/47		1,152	1,048,479
Philip Morris International, Inc.:
2.50%, 08/22/22		561	562,512
1.45%, 08/01/39	EUR	1,100	961,917

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco (continued)
Reynolds American, Inc.:
4.45%, 06/12/25	USD	3,624	$3,645,643
5.85%, 08/15/45		2,388	2,565,070

			25,188,323

Trading Companies & Distributors — 0.1%
United Rentals North America, Inc., 3.88%, 11/15/27		1,880	1,776,600

Transportation Infrastructure — 0.0%
DP World Crescent Ltd., 3.91%, 05/31/23		441	420,742

Wireless Telecommunication Services — 0.2%
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(b)		305	288,225
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)(f)		1,533	1,525,708
Vodafone Group plc:
3.75%, 01/16/24		835	869,284
4.13%, 05/30/25		1,969	2,096,465
5.00%, 05/30/38		896	967,713
4.38%, 02/19/43		1,304	1,344,916
5.25%, 05/30/48		1,848	2,227,214

			9,319,525

Total Corporate Bonds — 35.4% (Cost: $1,397,037,016)			1,374,029,431

Foreign Agency Obligations — 0.2%

Colombia — 0.0%
Ecopetrol SA, 7.38%, 09/18/43		250	247,722

Mexico — 0.2%
Petroleos Mexicanos:
6.50%, 03/13/27		4,502	3,309,674
5.95%, 01/28/31(b)		64	44,160
6.63%, 06/15/35		673	450,245
7.69%, 01/23/50(b)		3,990	2,713,200
6.95%, 01/28/60(b)		487	328,725

			6,846,004

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 2.88%, 04/16/24		200	194,500

Total Foreign Agency Obligations — 0.2% (Cost: $10,504,031)			7,288,226

Foreign Government Obligations — 1.4%

Colombia — 0.2%
Republic of Colombia:
3.88%, 04/25/27		4,080	4,017,525
5.20%, 05/15/49		1,580	1,660,481
Titulos de Tesoreria, 7.25%, 10/18/34	COP	1,378,300	335,461

			6,013,467

Hungary — 0.1%
Hungary Government Bond, 5.38%, 03/25/24	USD	2,860	3,158,513

Indonesia — 0.2%
Republic of Indonesia:
4.10%, 04/24/28		3,006	3,068,938
6.63%, 05/15/33	IDR	5,775,000	306,100
7.50%, 06/15/35		32,645,000	1,875,436
8.38%, 04/15/39		45,653,000	2,769,690

			8,020,164

Israel — 0.0%
State of Israel Government Bond, 3.88%, 07/03/50	USD	1,275	1,310,063

Security		Par (000)	Value

Mexico — 0.2%
United Mexican States:
4.15%, 03/28/27	USD	6,531	$6,649,374
4.50%, 01/31/50		3,100	3,082,950

			9,732,324

Panama — 0.1%
Republic of Panama:
3.88%, 03/17/28		4,319	4,630,778
4.50%, 04/01/56		237	257,737

			4,888,515

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		2,903	3,270,411

Philippines — 0.2%
Republic of Philippines, 3.00%, 02/01/28		6,085	6,339,475

Russia — 0.2%
Russian Federation:
4.38%, 03/21/29		2,200	2,354,000
8.50%, 09/17/31	RUB	260,069	3,769,577

			6,123,577

Uruguay — 0.1%
Oriental Republic of Uruguay:
4.38%, 10/27/27	USD	2,689	2,896,903
5.10%, 06/18/50		680	774,987

			3,671,890

Total Foreign Government Obligations — 1.4% (Cost: $54,557,365)			52,528,399

Municipal Bonds — 3.9%
American Municipal Power, Inc. (Combined Hydroelectric Project):
Series 2010B, RB, 7.83%, 02/15/41		350	536,046
Series 2009B, RB, 6.45%, 02/15/44		1,875	2,607,675
Series 2010B, RB, 8.08%, 02/15/50		570	951,911
Arizona Industrial Development Authority, Series 2019-2, RB, 3.63%, 03/15/33		408	417,185
Bay Area Toll Authority:
Series 2010S-1, RB, 6.92%, 04/01/40		1,090	1,602,420
Series 2010S-1, RB, 7.04%, 04/01/50		2,185	3,593,670
Berks County Industrial Development Authority (Tower Health Project), Series 2017, RB, 5.00%, 11/01/47		420	460,076
California State University, Series 2020B, RB, 2.98%, 11/01/51		2,135	2,075,391
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		420	486,074
City of Atlanta, Series 2015, RB, 5.00%, 11/01/40		200	231,782
City of San Antonio Electric & Gas Systems:
Series 2010A, RB, 5.72%, 02/01/41		715	969,447
Series 2010A, RB, 5.81%, 02/01/41		815	1,126,738
City of Seattle:
Series 2019A, RB, 5.00%, 04/01/46		1,355	1,641,474
Series 2019A, RB, 5.00%, 04/01/47		1,935	2,340,634
Series 2019A, RB, 5.00%, 04/01/48		1,170	1,413,816
Colorado Health Facilities Authority
(CommonSpirit Health), Series 2019A-2, RB, 5.00%, 08/01/44		1,330	1,430,176
Commonwealth Financing Authority, Series 2019A, RB, 3.81%, 06/01/41		2,400	2,813,328
Commonwealth of Massachusetts:
Series 2009E, GO, 5.46%, 12/01/39		95	125,081

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2017F, GO, 5.00%, 11/01/40	USD	1,350	$1,641,695
Series 2017F, GO, 5.00%, 11/01/46		2,575	3,077,614
Series 2019H, GO, 2.90%, 09/01/49		425	397,978
County of Miami-Dade:
Series 2019E, RB, 2.45%, 10/01/29		2,500	2,541,675
Series 2019E, RB, 2.53%, 10/01/30		1,215	1,235,959
District of Columbia, Series 2016A, GO, 5.00%, 06/01/41		675	801,630
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		805	900,674
Foothill-Eastern Transportation Corridor Agency, Series 2019A, RB, 4.09%, 01/15/49		305	302,142
Health & Educational Facilities Authority, Series 2020A, RB, 3.23%, 05/15/50(h)		590	609,865
JobsOhio Beverage System, Series 2020B, RB, 2.83%, 01/01/38		1,230	1,198,930
Long Island Power Authority, Series 2017, RB, 5.00%, 09/01/47		1,145	1,354,191
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		980	1,521,548
Los Angeles Department of Water, Series 2009C, RB, 6.01%, 07/01/39		750	986,182
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		1,870	2,539,497
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		290	334,950
Maryland Health & Higher Educational Facilities Authority:
Series 2015, RB, 5.00%, 08/15/25		440	504,354
Series 2015, RB, 5.00%, 08/15/27		280	320,334
Massachusetts Development Finance Agency:
Series 2018J-2, RB, 5.00%, 07/01/43		210	241,594
Series 2018J-2, RB, 5.00%, 07/01/48		600	686,382
Massachusetts Housing Finance Agency:
Series 2014B, RB, 4.50%, 12/01/39		215	223,293
Series 2014B, RB, 4.60%, 12/01/44		225	238,329
Series 2015A, RB, 4.50%, 12/01/48		275	287,691
Massachusetts School Building Authority, Series 2019B, RB, 2.87%, 10/15/31		1,450	1,483,785
Metropolitan Atlanta Rapid Transit Authority, Series 2015A, RB, 5.00%, 07/01/41		580	677,869
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/40		210	232,239
Metropolitan Transportation Authority:
Series 2010A, RB, 6.67%, 11/15/39		200	266,680
Series 2010E, RB, 6.81%, 11/15/40		610	829,923
Michigan Finance Authority (Henry Ford Health System), Series 2016, RB, 5.00%, 11/15/28		290	337,940
Michigan State Housing Development Authority:
Series 2018B, RB, 3.55%, 10/01/33		250	268,087
Series 2018A, RB, 4.00%, 10/01/43		240	256,834
Series 2018A, RB, 4.05%, 10/01/48		110	117,804
Series 2018A, RB, 4.15%, 10/01/53		560	600,337
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project):
Series 2010A, RB, 6.64%, 04/01/57		520	687,211
Series 2010A, RB, 6.66%, 04/01/57		660	867,913
New Jersey Transportation Trust Fund Authority:
Series 2010C, RB, 5.75%, 12/15/28		720	847,764
Series 2019B, RB, 4.08%, 06/15/39		2,500	2,467,525
Series 2019B, RB, 4.13%, 06/15/42		515	505,998

Security		Par (000)	Value

Municipal Bonds (continued)
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40	USD	496	$723,411
New York City Housing Development Corp.:
Series 2018C-1-A, RB, 3.70%, 11/01/38		260	275,049
Series 2018C-1-B, RB, 3.85%, 11/01/43		780	822,838
Series 2014C-1-A, RB, 4.20%, 11/01/44		3,490	3,617,350
Series 2018C-1-A, RB, 4.00%, 11/01/53		830	883,444
New York City Transitional Finance Authority Future Tax Secured:
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		1,205	1,294,387
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		895	948,494
Series 2018C-5, RB, 3.90%, 05/01/31		3,000	3,241,500
New York City Water & Sewer System:
Series 2010GG, RB, 5.72%, 06/15/42		1,720	2,436,673
Series 2020AA, RB, 5.38%, 06/15/43(i)		2,725	2,812,554
Series 2020AA, RB, 5.38%, 06/15/43		1,395	1,433,195
Series 2011AA, RB, 5.44%, 06/15/43		775	1,066,617
Series 2011EE, RB, 5.50%, 06/15/43(i)		3,525	3,639,034
Series 2011CC, RB, 5.88%, 06/15/44		330	480,414
New York State Dormitory Authority:
Series 2010H, RB, 5.39%, 03/15/40		320	418,682
Series 2019F, RB, 3.19%, 02/15/43		875	882,403
Series 2019B, RB, 3.14%, 07/01/43		660	668,712
New York Transportation Development Corp. (Delta Air Lines, Inc. Laguardia Airport Terminals C&D Redevelopment Project), Series 2018, RB, 5.00%, 01/01/30		1,365	1,359,417
Permanent University Fund — University of Texas System, Series 2017A, RB, 3.38%, 07/01/47		1,285	1,357,590
Port Authority of New York & New Jersey:
Series 181, RB, 4.96%, 08/01/46		1,665	1,946,402
Series 174, RB, 4.46%, 10/01/62		920	1,015,275
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		220	243,850
Rutgers The State University of New Jersey:
Series 2010H, RB, 5.67%, 05/01/40		1,770	2,318,258
Series 2019R, RB, 3.27%, 05/01/43		510	506,415
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		600	693,948
San Francisco City & County Airport Comm- San Francisco International Airport, Series 2019F, RB, 5.00%, 05/01/50		580	690,206
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 3.18%, 08/01/26		445	457,745
South Carolina Public Service Authority, Series 2016D, RB, 2.39%, 12/01/23		590	599,139
State of California:
Series 2019, GO, 2.65%, 04/01/26		3,750	3,913,087
Series 2009, GO, 7.50%, 04/01/34		940	1,436,235
Series 2018, GO, 4.60%, 04/01/38		4,110	4,483,887
Series 2009, GO, 7.55%, 04/01/39		1,105	1,807,802
Series 2009, GO, 7.30%, 10/01/39		420	648,757
State of Connecticut, Series 2008A, GO, 5.85%, 03/15/32		3,555	4,375,352
State of Delaware, Series 2019, GO, 5.00%, 02/01/24		2,320	2,659,486
State of Illinois:
Series 2003, GO, 5.10%, 06/01/33		3,525	3,508,891
Series 2010-5, GO, 7.35%, 07/01/35		2,235	2,501,032
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		1,795	2,094,657

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
State of Texas, Series 2009A, GO, 5.52%, 04/01/39	USD	2,375	$3,223,896
State of Washington, Series 2018C, GO, 5.00%, 02/01/39		1,935	2,371,130
State of Wisconsin:
Series 2020A, RB, 2.20%, 05/01/27		2,000	1,999,100
Series 2016A, RB, 2.48%, 05/01/27		2,000	2,031,040
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segment 3C Project), Series 2019, RB, 5.00%, 06/30/58		1,570	1,674,703
Triborough Bridge & Tunnel Authority, Series 2017A, RB, 5.00%, 11/15/47		2,135	2,464,495
University of California:
Series 2019BD, RB, 3.35%, 07/01/29		3,465	3,767,252
Series 2009R, RB, 5.77%, 05/15/43		6,235	8,201,269
Series 2012AD, RB, 4.86%, 05/15/12		334	444,541
University of Texas System (The), Series 2020A, RB, 5.00%, 08/15/30(h)		1,000	1,343,140
Utah Transit Authority, Series 2039, RB, 5.94%, 06/15/39		1,455	2,021,897
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/52		590	596,933

Total Municipal Bonds — 3.9% (Cost: $148,523,612)			151,618,924

Non-Agency Mortgage-Backed Securities — 2.7%

Collateralized Mortgage Obligations — 0.2%
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 1.49%, 02/25/35(d)		298	245,070
JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 08/25/47(b)(d)		3,301	3,274,541
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1.92%, 04/16/36(b)(d)		6,444	5,201,287
MortgageIT Trust, Series 2004-1, Class A1, 1.73%, 11/25/34(d)		459	423,295
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(b)(d)		463	468,263
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 04/25/31(b)		230	225,571

			9,838,027

Commercial Mortgage-Backed Securities — 2.2%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D, 4.14%, 08/10/35(b)(d)		150	139,659
280 Park Avenue Mortgage Trust, Series 2017- 280P, Class D, 2.24%, 09/15/34(b)(d)		640	558,320
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(b)		500	499,755
AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, 12/13/29(b)(d)		1,550	1,534,655
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 2.80%, 04/15/35(b)(d)		225	187,468
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, 2.65%, 12/15/36(b)(d)		4,050	3,242,921
Aventura Mall Trust, Series 2013-AVM, Class D, 3.74%, 12/05/32(b)(d)		500	493,653
BAMLL Commercial Mortgage Securities Trust(b) (d):
Series 2017-SCH, Class CL, 2.20%, 11/15/32		1,450	1,251,640
Series 2017-SCH, Class DL, 2.70%, 11/15/32		1,490	1,188,334

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-DSNY, Class D, 2.40%, 09/15/34	USD	830	$649,836
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 1.55%, 01/15/33(b)(d)		217	203,756
BANK, Series 2019-BN19, Class C, 4.03%, 08/15/61(d)		187	152,244
BBCMS Mortgage Trust(b)(d):
Series 2018-TALL, Class A, 1.43%, 03/15/37		232	215,159
Series 2018-TALL, Class D, 2.15%, 03/15/37		600	488,882
Series 2019-BWAY, Class D, 2.86%, 11/25/34		510	467,408
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		1,119	1,095,680
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(b)(d)		260	199,441
Bear Stearns Commercial Mortgage Securities Trust(d):
Series 2005-PWR7, Class B, 5.12%, 02/11/41		87	86,403
Series 2007-T26, Class AM, 5.44%, 01/12/45		177	163,654
Benchmark Mortgage Trust:
Series 2018-B3, Class A5, 4.03%, 04/10/51		610	674,633
Series 2018-B3, Class D, 3.06%, 04/10/51(b)(d)		130	83,896
Series 2019-B10, Class 3CCA, 3.90%, 03/15/62(b)(d)		823	573,721
Series 2020-B16, Class B, 3.18%, 02/15/53		81	69,375
Series 2020-B16, Class C, 3.53%, 02/15/53(d)		126	87,516
Series 2020-B16, Class D, 2.50%, 02/15/53(b)		413	228,208
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		710	727,315
Series 2013-1515, Class C, 3.45%, 03/10/33		2,810	2,637,502
Series 2013-1515, Class E, 3.72%, 03/10/33		100	87,574
BX Trust(b):
Series 2019-OC11, Class A, 3.20%, 12/09/41		110	99,321
Series 2019-OC11, Class D, 4.08%, 12/09/41(d)		1,982	1,555,212
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.55%, 08/13/37		210	178,426
Series 2017-GM, Class D, 3.42%, 06/13/39		140	133,640
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 2.45%, 12/15/37(b)(d)		1,385	1,265,850
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(d)		200	193,077
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,259	1,289,777
Series 2017-CD3, Class A4, 3.63%, 02/10/50		280	299,471
Series 2017-CD4, Class A4, 3.51%, 05/10/50(d)		10	10,799
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		110	115,526
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		840	782,338
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 1.49%, 07/15/32		1,096	983,131
Series 2017-BIOC, Class D, 2.30%, 07/15/32		1,316	1,172,362

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CHC Commercial Mortgage Trust, Series 2019- CHC, Class B, 2.20%, 06/15/34(b)(d)	USD	1,612	$1,519,621
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.52%, 05/10/35(b)(d)		245	237,952
Series 2014-GC19, Class C, 5.09%, 03/10/47(d)		120	109,107
Series 2016-C1, Class D, 4.95%, 05/10/49(b)(d)		110	93,376
Series 2016-P3, Class C, 4.89%, 04/15/49(d)		501	429,914
Series 2016-P3, Class D, 2.80%, 04/15/49(b)(d)		29	20,024
Series 2017-C4, Class A4, 3.47%, 10/12/50		290	300,444
Series 2019-C7, Class A4, 3.10%, 12/15/72		1,451	1,502,387
Commercial Mortgage Trust:
Series 2013-GAM, Class E, 3.42%, 02/10/28(b)(d)		490	469,233
Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)		600	639,454
Series 2014-CR15, Class C, 4.75%, 02/10/47(d)		70	63,729
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,534	1,623,268
Series 2014-CR17, Class A5, 3.98%, 05/10/47		831	872,765
Series 2014-CR18, Class A4, 3.55%, 07/15/47		129	134,710
Series 2014-CR19, Class A5, 3.80%, 08/10/47		440	463,154
Series 2014-LC15, Class A4, 4.01%, 04/10/47		320	340,117
Series 2014-UBS4, Class C, 4.64%, 08/10/47(d)		551	487,348
Series 2015-CR24, Class A5, 3.70%, 08/10/48		300	320,119
Series 2015-CR25, Class A4, 3.76%, 08/10/48		854	901,066
Series 2015-LC19, Class A4, 3.18%, 02/10/48		420	436,190
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		115	86,339
Series 2015-LC23, Class A4, 3.77%, 10/10/48		200	214,086
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(d)		440	369,251
Series 2017-COR2, Class A3, 3.51%, 09/10/50		270	287,538
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		4,150	2,732,150
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4, 3.50%, 06/15/57		270	279,624
Series 2018-CX12, Class A4, 4.22%, 08/15/51(d)		200	216,034
Series 2019-C16, Class A3, 3.33%, 06/15/52		580	602,336
Series 2019-C16, Class C, 4.24%, 06/15/52(d)		800	600,050
Series 2019-C17, Class C, 3.93%, 09/15/52		672	487,362
Series 2019-C17, Class D, 2.50%, 09/15/52(b)		522	293,564
CSMC Trust(b):
Series 2017-PFHP, Class A, 1.65%, 12/15/30(d)		530	448,126
Series 2017-TIME, Class A, 3.65%, 11/13/39		230	188,524
DBJPM Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 05/10/49		240	252,579

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
DBUBS Mortgage Trust(b):
Series 2011-LC1A, Class E, 5.69%, 11/10/46(d)	USD	1,310	$1,243,718
Series 2017-BRBK, Class A, 3.45%, 10/10/34		1,080	1,066,209
Series 2017-BRBK, Class D, 3.53%, 10/10/34(d)		360	294,541
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(b)(d)		350	345,966
GPMT Ltd., Series 2018-FL1, Class A, 1.67%, 11/21/35(b)(d)		184	171,113
GS Mortgage Securities Corp. II(b):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		800	852,021
Series 2012-TMSQ, Class D, 3.46%, 12/10/30(d)		250	209,121
GS Mortgage Securities Corp. Trust(b):
Series 2016-RENT, Class C, 4.07%, 02/10/29(d)		395	387,572
Series 2017-500K, Class D, 2.00%, 07/15/32(d)		360	318,659
Series 2017-GPTX, Class A, 2.86%, 05/10/34		570	553,600
Series 2018-HULA, Class D, 2.50%, 07/15/25(d)		276	197,959
Series 2019-BOCA, Class A, 1.90%, 06/15/38(d)		317	255,844
Series 2019-SOHO, Class A, 1.60%, 06/15/36(d)		760	718,689
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(d)		400	399,044
Series 2015-GC28, Class B, 3.98%, 02/10/48		150	145,664
Series 2015-GC32, Class C, 4.43%, 07/10/48(d)		790	672,631
Series 2015-GS1, Class A3, 3.73%, 11/10/48		150	161,126
Series 2017-GS6, Class A3, 3.43%, 05/10/50		300	305,180
Series 2017-GS7, Class A4, 3.43%, 08/10/50		403	416,361
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		150	99,177
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		50	30,643
Series 2019-GSA1, Class C, 3.81%, 11/10/52(d)		110	79,130
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		1,890	1,768,379
Hudson Yards Mortgage Trust, Series 2016- 10HY, Class A, 2.84%, 08/10/38(b)		660	675,564
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		440	433,147
Series 2017-APTS, Class DFX, 3.50%, 06/15/34(d)		730	645,984
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		450	475,097
Series 2014-C26, Class A4, 3.49%, 01/15/48		753	789,124
Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(d)		553	417,104
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.63%, 03/15/50(b)(d)		520	416,710
Series 2017-JP6, Class A5, 3.49%, 07/15/50		270	286,717

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2017-JP7, Class B, 4.05%, 09/15/50	USD	90	$89,617
Series 2019-COR5, Class C, 3.75%, 06/13/52		219	157,870
JPMDB Commercial Mortgage Securities Trust:
Series 2017-C5, Class A5, 3.69%, 03/15/50		420	454,779
Series 2018-C8, Class A4, 4.21%, 06/15/51		200	223,906
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 2.10%, 06/15/45(b)(d)		105	105,484
Series 2013-C16, Class C, 5.03%, 12/15/46(d)		340	309,861
Series 2014-C20, Class A5, 3.80%, 07/15/47		480	506,696
Series 2015-JP1, Class A5, 3.91%, 01/15/49		50	53,802
Series 2015-JP1, Class C, 4.74%, 01/15/49(d)		730	624,035
Series 2015-JP1, Class D, 4.24%, 01/15/49(d)		770	596,438
Series 2015-JP1, Class E, 4.24%, 01/15/49(b)(d)		299	212,141
Series 2015-UES, Class C, 3.62%, 09/05/32(b)(d)		710	701,005
Series 2016-NINE, Class A, 2.85%, 09/06/38(b)(d)		1,020	1,043,865
MAD Mortgage Trust, Series 2017-330M, Class D, 3.84%, 08/15/34(b)(d)		300	265,878
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		1,120	1,165,783
Series 2015-C23, Class A4, 3.72%, 07/15/50		248	262,849
Series 2015-C23, Class D, 4.15%, 07/15/50(b)(d)		424	333,589
Series 2015-C25, Class C, 4.53%, 10/15/48(d)		320	272,433
Series 2015-C26, Class A5, 3.53%, 10/15/48		74	76,516
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		313	227,568
Series 2016-C31, Class A5, 3.10%, 11/15/49		460	465,650
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		585	475,231
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(b)		200	186,738
Morgan Stanley Capital I Trust:
Series 2007-T27, Class AJ, 5.95%, 06/11/42(d)		318	316,981
Series 2014-CPT, Class E, 3.45%, 07/13/29(b)(d)		350	345,213
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		121	101,085
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		2,440	1,563,411
Series 2017-HR2, Class D, 2.73%, 12/15/50		1,360	859,155
Series 2018-H3, Class A5, 4.18%, 07/15/51		37	40,671
Series 2018-H3, Class C, 4.85%, 07/15/51(d)		550	445,732
Series 2018-H3, Class D, 3.00%, 07/15/51(b)		510	321,457
Series 2019-AGLN, Class D, 2.45%, 03/15/34(b)(d)		1,700	1,430,453
Series 2019-H6, Class A4, 3.42%, 06/15/52		420	443,581
Series 2019-L2, Class A4, 4.07%, 03/15/52		347	388,899
Series 2020-L4, Class D, 2.50%, 02/15/53(b)		875	481,381
Natixis Commercial Mortgage Securities Trust(b)(d):
Series 2018-FL1, Class A, 2.61%, 06/15/35		178	165,283
Series 2019-10K, Class D, 4.13%, 05/15/39		900	809,224
Series 2019-LVL, Class D, 4.44%, 08/15/38		310	262,904
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		370	380,656

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, 2.86%, 05/17/29(b)(d)	GBP	260	$315,707
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.59%, 09/15/39(b)(d)	USD	460	429,402
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, 12/13/29(b)(d)		150	147,588
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class A5, 3.41%, 12/15/47		130	133,306
Series 2015-C27, Class C, 3.89%, 02/15/48		425	354,796
Series 2015-C28, Class A4, 3.54%, 05/15/48		220	227,233
Series 2015-C30, Class A4, 3.66%, 09/15/58		390	405,578
Series 2015-C31, Class A4, 3.70%, 11/15/48		250	260,647
Series 2015-NXS1, Class A5, 3.15%, 05/15/48		89	90,284
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)		890	929,412
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		150	157,060
Series 2015-NXS4, Class D, 3.67%, 12/15/48(d)		181	136,552
Series 2015-P2, Class A4, 3.81%, 12/15/48		510	535,051
Series 2016-NXS5, Class D, 4.97%, 01/15/59(d)		2,717	2,183,096
Series 2017-C39, Class D, 4.35%, 09/15/50(b)(d)		120	87,810
Series 2017-C41, Class C, 4.51%, 11/15/50(d)		200	160,380
Series 2017-HSDB, Class A, 1.65%, 12/13/31(b)(d)		397	371,485
Series 2018-1745, Class A, 3.75%, 06/15/36(b)(d)		210	207,206
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		83	52,752
Series 2018-C45, Class C, 4.73%, 06/15/51		130	104,004
Series 2019-C52, Class C, 3.56%, 08/15/52		380	267,018
Series 2020-SDAL, Class D, 3.74%, 02/15/37(b)(d)		720	525,754
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, 08/15/47		485	509,904

			84,680,718

Interest Only Commercial Mortgage-Backed Securities — 0.3%(d)
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 06/05/37(b)		11,000	134,382
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.63%, 02/15/50		4,185	157,068
Series 2017-BNK3, Class XD, 1.29%, 02/15/50(b)		2,000	148,880
BANK:
Series 2019-BN20, Class XA, 0.84%, 09/15/62		2,475	150,670
Series 2019-BN20, Class XB, 0.36%, 09/15/62		8,371	253,202
Barclays Commercial Mortgage Trust, Series 2019-C3, Class XA, 1.35%, 05/15/52		2,197	200,561
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)		7,280	390,936
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(b)		65,905	1,708,001
Benchmark Mortgage Trust:
Series 2019-B13, Class XA, 1.27%, 08/15/57		12,368	931,643
Series 2019-B9, Class XA, 1.05%, 03/15/52		4,945	358,960

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2020-B17, Class XB, 0.65%, 03/15/53	USD	1,560	$65,181
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.73%, 05/10/58		2,030	81,971
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.05%, 03/10/46		14,977	317,422
Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)		40,878	184,360
Series 2018-COR3, Class XD, 1.75%, 05/10/51(b)		770	83,252
CSAIL Commercial Mortgage Trust:
Series 2017-CX10, Class XB, 0.13%, 11/15/50		3,170	46,479
Series 2019-C16, Class XA, 1.57%, 06/15/52		9,087	996,467
Series 2019-C17, Class XA, 1.37%, 09/15/52		8,613	797,749
Series 2019-C17, Class XB, 0.56%, 09/15/52		4,040	180,543
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.29%, 04/10/37(b)		5,975	151,108
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50		3,040	169,510
GS Mortgage Securities Trust, Series 2019- GSA1, Class XA, 0.83%, 11/10/52		3,088	189,142
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 0.84%, 09/15/47		957	28,772
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	72,971
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.51%, 04/15/46		4,040	60,730
Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		4,330	172,428
Morgan Stanley Capital I Trust:
Series 2017-H1, Class XD, 2.20%, 06/15/50(b)		3,030	400,384
Series 2019-H6, Class XB, 0.72%, 06/15/52		5,210	294,124
Series 2019-L2, Class XA, 1.03%, 03/15/52		2,053	147,556
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(b)		10,700	274,883
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		17,050	46,206
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)		3,410	34
UBS Commercial Mortgage Trust:
Series 2019-C17, Class XA, 1.64%, 10/15/52		6,846	696,350
Series 2019-C18, Class XA, 1.05%, 12/15/52		7,335	506,716
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(b)		1,180	77,007
Series 2019-C50, Class XA, 1.42%, 05/15/52		4,755	440,833

			10,916,481

Total Non-Agency Mortgage-Backed Securities — 2.7% (Cost: $115,599,388)			105,435,226

Security		Beneficial Interest (000)	Value

Other Interests — 0.0%(j)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(c)(k)(l)	USD	16,030	$2

Total Other Interests — 0.0%			2

		Par (000)

Capital Trusts — 0.4%

Banks — 0.1%
JPMorgan Chase & Co.(e)(m):
Series FF, 5.00%		2,423	2,275,778
Series HH, 4.60%		705	617,016

			2,892,794

Capital Markets — 0.2%(e)(m)
Bank of New York Mellon Corp. (The), Series F, 4.62%		2,494	2,250,835
State Street Corp.:
Series F, 5.25%		1,110	1,043,400
Series H, 5.63%		3,780	3,326,400

			6,620,635

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(e)		5,050	5,050,000

Total Capital Trusts — 0.4% (Cost: $15,743,100)			14,563,429

U.S. Government Sponsored Agency Securities — 37.4%

Agency Obligations — 0.1%
Federal National Mortgage Association, 6.63%, 11/15/30		1,500	2,278,611

Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp.:
Series 1591, Class PK, 6.35%, 10/15/23		207	221,717
Series 2996, Class MK, 5.50%, 06/15/35		6	7,251
Federal National Mortgage Association:
Series 2005-29, Class WB, 4.75%, 04/25/35		81	85,499
Series 2005-62, Class CQ, 4.75%, 07/25/35		33	33,324

			347,791

Commercial Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(d):
Series KL4F, Class A2AS, 3.68%, 10/25/25		382	430,027
Series KW06, Class A2, 3.80%, 06/25/28		240	284,971
Federal Home Loan Mortgage Corp. Variable Rate Notes(d):
Series 2017-K64, Class B, 3.98%, 05/25/50(b)		664	638,410
Series 2018-K77, Class B, 4.16%, 05/25/51(b)		180	172,651
Series 2018-K80, Class B, 4.23%, 08/25/50(b)		340	326,902
Series 2018-SB52, Class A10F, 3.48%, 06/25/28		545	573,678
Series 2018-SB53, Class A10F, 3.66%, 06/25/28		324	345,507
Series 2019-K103, Class B, 3.57%, 12/25/51(b)		201	177,930
Federal National Mortgage Association ACES Variable Rate Notes, Series 2006-M2, Class A2A, 5.27%, 10/25/32(d)		3,958	4,484,855
Government National Mortgage Association: Series 2015-97, Class VA, 2.25%, 12/16/38		237	236,006

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2016-158, Class VA, 2.00%, 03/16/35	USD	152		$148,420

				7,819,357

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Government National Mortgage Association Variable Rate Notes(d):
Series 2012-23, 0.34%, 06/16/53		823		10,447
Series 2013-30, 0.77%, 09/16/53		2,755		94,147
Series 2013-63, 0.79%, 09/16/51		4,230		179,222
Series 2013-78, 0.75%, 10/16/54		2,971		105,398
Series 2013-191, 0.72%, 11/16/53		810		22,225
Series 2015-22, 0.65%, 03/16/55		2,079		75,622
Series 2015-37, 0.72%, 10/16/56		508		24,386
Series 2015-48, 0.66%, 02/16/50		1,356		51,298
Series 2016-26, 0.93%, 02/16/58		7,657		427,855
Series 2016-67, 1.11%, 07/16/57		874		55,912
Series 2016-92, 0.96%, 04/16/58		1,782		110,318
Series 2016-96, 0.98%, 12/16/57		3,906		238,967
Series 2016-110, 1.01%, 05/16/58		4,149		264,723
Series 2016-113, 1.15%, 02/16/58		1,835		138,871
Series 2016-128, 0.95%, 09/16/56		3,101		205,391
Series 2016-152, 0.88%, 08/15/58		2,697		169,459
Series 2016-162, 0.98%, 09/16/58		5,342		379,333
Series 2016-165, 0.96%, 12/16/57		1,569		100,711

				2,654,285

Mortgage-Backed Securities — 37.0%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31		6,713		6,995,354
3.00%, 09/01/27 - 02/01/47		16,809		17,754,223
3.50%, 11/01/41 - 01/01/48		13,796		14,821,934
4.00%, 08/01/40 - 02/01/47		5,102		5,540,722
4.50%, 02/01/39 - 04/01/49		33,077		36,186,489
5.00%, 07/01/35 - 11/01/41		3,597		3,977,411
5.50%, 05/01/36 - 06/01/41		2,393		2,708,962
6.00%, 06/01/29 - 12/01/32		5		5,561
8.00%, 11/01/22		—	(n)	191
Federal National Mortgage Association:
4.00%, 01/01/41		260		284,061
7.00%, 06/01/32		12		13,939
Government National Mortgage Association:
2.50%, 04/15/50(o)		9,282		9,700,415
3.00%, 12/20/44 - 12/20/46		71,469		76,602,519
3.00%, 04/15/50(o)		47,906		50,639,482
3.50%, 01/15/42 - 04/20/48		17,781		19,140,211
3.50%, 11/20/47(p)		12,886		13,690,821
3.50%, 04/15/50(o)		63,087		66,493,645
4.00%, 04/20/39 - 12/20/47		25,782		27,760,028
4.00%, 04/15/50(o)		23,274		24,725,237
4.50%, 12/20/39 - 07/20/49		24,346		26,182,720
4.50%, 04/15/50(o)		5,810		6,165,863
5.00%, 12/15/38 - 07/20/41		4,856		5,375,792
5.00%, 04/15/50(o)		1,010		1,074,388
5.50%, 03/15/32 - 11/15/33		5		5,211
5.50%, 04/15/50(o)		4,400		4,733,609
6.00%, 12/15/36		46		50,532
7.50%, 11/15/29		—	(n)	360
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		3,816		3,929,681
2.00%, 04/25/35(o)		670		687,836
2.50%, 09/01/27 - 02/01/33		17,969		18,722,188
2.50%, 04/25/35 - 04/25/50(o)		101,438		105,087,051
3.00%, 04/01/28 - 03/01/47		79,260		83,837,051
3.00%, 04/25/35 - 04/25/50(o)		105,927		111,020,603
3.50%, 08/01/27 - 01/01/48		77,034		82,519,829
3.50%, 04/25/35 - 04/25/50(o)		133,021		140,570,333

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 08/01/33 - 03/01/50	USD	64,066	$69,282,317
4.00%, 04/25/50(o)		216,744	231,139,475
4.50%, 02/01/25 - 05/01/49		76,956	84,638,441
4.50%, 04/25/50(o)		43,926	47,266,778
5.00%, 11/01/32 - 06/01/45		4,672	5,150,836
5.00%, 04/25/50(o)		13,305	14,352,249
5.50%, 10/01/21 - 04/01/41		5,491	6,191,308
6.00%, 01/01/21 - 06/01/41		7,907	9,083,164
6.50%, 05/01/40		1,662	1,939,526

			1,436,048,346

Total U.S. Government Sponsored Agency Securities — 37.4% (Cost: $1,408,893,204)			1,449,148,390

U.S. Treasury Obligations — 21.0%
U.S. Treasury Bonds:
4.25%, 05/15/39		1,764	2,743,709
4.50%, 08/15/39		1,764	2,827,017
4.38%, 11/15/39		1,764	2,794,424
3.13%, 02/15/43		6,784	9,291,960
2.88%, 05/15/43 - 11/15/46		13,320	17,796,303
3.63%, 08/15/43		6,784	10,015,410
3.75%, 11/15/43		6,784	10,213,100
3.00%, 02/15/48		6,536	9,073,806
2.25%, 08/15/49		9,235	11,250,467
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24		316,972	321,550,971
0.13%, 10/15/24		70,796	71,658,785
0.25%, 01/15/25		50,145	50,594,913
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25		42,438	43,879,060
2.50%, 12/31/20		19,591	19,949,148
1.13%, 07/31/21		29,384	29,758,187
1.75%, 07/31/21 - 07/31/24		65,913	68,548,149
1.50%, 01/31/22 - 08/15/26		45,058	46,830,830
2.13%, 12/31/22 - 05/15/25		40,484	43,375,554
2.75%, 05/31/23		13,062	14,071,754
2.25%, 08/15/27		13,062	14,655,462
2.88%, 08/15/28		3,916	4,630,670
3.13%, 11/15/28		3,916	4,727,499
1.63%, 08/15/29		3,925	4,260,005

Total U.S. Treasury Obligations — 21.0% (Cost: $781,536,029)			814,497,183

Total Long-Term Investments — 108.5% (Cost: $4,183,937,920)			4,203,670,373

	Shares

Short-Term Securities — 11.9%(q)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%*		461,409,601	461,409,601
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.27%		29,061	29,061

Total Short-Term Securities — 11.9% (Cost: $461,438,662)			461,438,662

Total Options Purchased — 0.0% (Cost: $195,168)			68,088

Total Investments Before TBA Sale Commitments — 120.4% (Cost: $4,645,571,750)			4,665,177,123

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

TBA Sale Commitments — (8.4)%(o)

Mortgage-Backed Securities — (8.4)%
Government National Mortgage Association:
2.50%, 04/15/50	USD	2,863	$(2,992,059)
3.00%, 04/15/50		34,170	(36,120,093)
3.50%, 04/15/50		2,734	(2,881,612)
4.00%, 04/15/50		780	(828,636)
4.50%, 04/15/50		6,678	(7,258,934)
5.00%, 04/15/50		987	(1,049,921)
Uniform Mortgage-Backed Securities:
2.00%, 04/25/35		670	(687,836)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 04/25/35 - 04/25/50	USD	14,125	$(14,790,001)
3.50%, 04/25/35 - 04/25/50		12,785	(13,509,509)
4.00%, 04/25/35 - 04/25/50		147,785	(157,561,689)
4.50%, 04/25/35 - 04/25/50		2,802	(2,946,002)
2.50%, 04/25/50		69,910	(72,422,391)
5.50%, 04/25/50		5,112	(5,595,443)
6.00%, 04/25/50		6,269	(6,944,142)

Total TBA Sale Commitments — (8.4)% (Proceeds: $322,318,664)			(325,588,268)

Total Investments Net of TBA Sale Commitments — 112.0% (Cost: $4,323,253,086)			4,339,588,855

Liabilities in Excess of Other Assets — (12.0)%			(463,666,355)

Net Assets — 100.0%			$3,875,922,500

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Perpetual security with no stated maturity date.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Zero-coupon bond.
(h)	When-issued security.
(i)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Non-income producing security.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	Amount is less than 500.
(o)	Represents or includes a TBA transaction.
(p)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(q)	Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	45,790,217	415,619,384	—	461,409,601	$461,409,601	$1,825,043	$379		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Ultra Note	154	06/19/20	$24,029	$1,112,854
U.S. Treasury Ultra Bond	1,043	06/19/20	231,416	23,836,571
U.S. Treasury 2 Year Note	964	06/30/20	212,449	2,098,739
U.S. Treasury 5 Year Note	1,374	06/30/20	172,244	588,649

				27,636,813

Short Contracts
Euro-Buxl	61	06/08/20	14,121	567,929
U.S. Treasury 10 Year Note	507	06/19/20	70,315	(477,979)
U.S. Treasury Long Bond	8	06/19/20	1,433	(335)

				89,615

				$27,726,428

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	810,000	BRL	3,887,028	Citibank NA	04/02/20	$61,934
AUD	344,000	USD	210,568	Morgan Stanley & Co. International plc	04/03/20	1,028
AUD	344,000	USD	207,318	State Street Bank and Trust Co.	04/03/20	4,277
USD	452,847	AUD	688,000	Morgan Stanley & Co. International plc	04/03/20	29,656
USD	374,726	EUR	329,000	Morgan Stanley & Co. International plc	04/03/20	11,861
USD	30,774,404	EUR	27,469,000	UBS AG	04/03/20	477,980
RUB	72,385,251	USD	920,000	Goldman Sachs International	04/13/20	1,168
USD	820,000	KRW	975,045,600	Barclays Bank plc	04/13/20	19,180
USD	810,000	ZAR	13,104,216	Bank of America NA	04/14/20	78,710
IDR	22,408,686,724	USD	1,354,000	Deutsche Bank AG	04/15/20	22,722
USD	3,070,417	IDR	44,858,056,000	Bank of America NA	04/15/20	314,473
USD	1,531,107	IDR	22,430,710,000	HSBC Bank plc	04/15/20	153,031
USD	611,809	IDR	8,959,940,000	JPMorgan Chase Bank NA	04/15/20	61,337
USD	630,000	ZAR	11,211,796	BNP Paribas SA	04/17/20	4,622
AUD	1,260,000	USD	762,956	Goldman Sachs International	04/27/20	12,183
USD	750,000	CAD	1,052,772	Goldman Sachs International	04/27/20	1,689
USD	11,951,781	EUR	10,818,000	UBS AG	05/05/20	4,554
USD	344,913	COP	1,400,141,000	Natwest Markets plc	06/16/20	2,120
AUD	16,917,723	CAD	14,396,118	Citibank NA	06/17/20	171,123
AUD	14,430,000	CAD	12,276,611	JPMorgan Chase Bank NA	06/17/20	147,795
CNH	93,928,449	USD	13,228,800	JPMorgan Chase Bank NA	06/17/20	2,299
CNY	81,164,876	USD	11,395,000	HSBC Bank plc	06/17/20	38,177
GBP	31,865,723	EUR	34,975,000	Morgan Stanley & Co. International plc	06/17/20	946,197
USD	48,164,000	CNY	338,005,319	Citibank NA	06/17/20	551,355
USD	6,303,463	IDR	90,930,610,949	JPMorgan Chase Bank NA	06/17/20	798,160
USD	11,258,900	RUB	761,720,886	Citibank NA	06/17/20	1,619,659
USD	6,222,796	IDR	90,930,610,949	JPMorgan Chase Bank NA	07/15/20	746,591

						6,283,881

BRL	3,769,578	USD	810,000	Citibank NA	04/02/20	(84,537)
EUR	10,439,000	USD	11,682,666	Barclays Bank plc	04/03/20	(169,165)
EUR	10,818,000	USD	11,935,499	UBS AG	04/03/20	(3,987)
USD	12,720,058	EUR	11,569,000	UBS AG	04/03/20	(39,756)
JPY	62,530,812	USD	600,000	HSBC Bank plc	04/13/20	(18,192)
KRW	986,132,000	USD	820,000	BNP Paribas SA	04/13/20	(10,075)
MXN	12,875,249	USD	610,000	Barclays Bank plc	04/13/20	(68,391)
MXN	16,590,182	USD	710,000	UBS AG	04/13/20	(12,119)
RUB	101,560,239	USD	1,310,000	Morgan Stanley & Co. International plc	04/13/20	(17,553)

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	640,000	JPY	71,225,344	UBS AG	04/13/20	$(22,705)
USD	570,000	KRW	700,535,700	Deutsche Bank AG	04/13/20	(5,360)
USD	780,000	KRW	955,562,400	JPMorgan Chase Bank NA	04/13/20	(4,818)
USD	920,000	RUB	74,032,400	Citibank NA	04/13/20	(22,130)
ZAR	13,079,002	USD	810,000	HSBC Bank plc	04/14/20	(80,117)
IDR	17,410,570,000	USD	1,113,875	Bank of America NA	04/15/20	(44,222)
IDR	6,039,015,000	USD	373,240	Citibank NA	04/15/20	(2,221)
IDR	11,122,415,000	USD	724,587	Deutsche Bank AG	04/15/20	(41,259)
IDR	49,011,721,863	USD	3,110,237	Goldman Sachs International	04/15/20	(99,104)
IDR	38,315,671,000	USD	2,650,686	HSBC Bank plc	04/15/20	(296,686)
IDR	15,325,195,000	USD	1,056,182	JPMorgan Chase Bank NA	04/15/20	(114,648)
USD	945,924	EUR	860,000	Bank of America NA	04/16/20	(3,057)
USD	958,665	EUR	870,000	JPMorgan Chase Bank NA	04/16/20	(1,352)
ZAR	19,039,483	USD	1,180,000	Morgan Stanley & Co. International plc	04/17/20	(118,005)
USD	1,140,000	COP	4,636,950,000	Natwest Markets plc	04/20/20	(45)
CNY	5,316,210	USD	750,000	Natwest Markets plc	04/24/20	(636)
KZT	48,069,000	USD	126,000	Citibank NA	04/24/20	(20,084)
KZT	48,000,000	USD	125,000	Goldman Sachs International	04/24/20	(19,236)
USD	762,957	AUD	1,260,000	JPMorgan Chase Bank NA	04/27/20	(12,183)
USD	210,600	AUD	344,000	Morgan Stanley & Co. International plc	05/05/20	(1,032)
USD	207,330	AUD	344,000	State Street Bank and Trust Co.	05/05/20	(4,303)
CNY	62,594,272	USD	8,819,200	Bank of America NA	06/17/20	(1,946)
CNY	104,152,551	USD	14,720,999	HSBC Bank plc	06/17/20	(49,697)
IDR	18,256,316,000	USD	1,112,173	Barclays Bank plc	06/17/20	(6,862)
JPY	64,162,972	USD	610,000	Deutsche Bank AG	06/17/20	(11,314)
RUB	46,555,000	USD	609,997	Bank of America NA	06/17/20	(20,864)
RUB	143,843,149	USD	1,912,833	Credit Suisse International	06/17/20	(92,562)
RUB	24,888,540	USD	325,234	Goldman Sachs International	06/17/20	(10,281)
RUB	164,085,000	USD	2,193,312	HSBC Bank plc	06/17/20	(116,888)
RUB	66,895,000	USD	909,208	Societe Generale SA	06/17/20	(62,682)
KZT	48,656,250	USD	125,000	Goldman Sachs International	07/24/20	(21,792)
KZT	51,546,000	USD	132,000	Natwest Markets plc	07/24/20	(22,662)

						(1,754,528)

Net Unrealized Appreciation						$4,529,353

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2Y-10Y CMS Index Cap	0.50%	Morgan Stanley & Co. International plc	05/06/20	USD	433,706	$68,088	$195,168	$(127,080)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
28 day MXIBTIIE	Monthly	6.88%	Monthly	12/15/20	MXN	124,540	$34,382	$—	$34,382
28 day MXIBTIIE	Monthly	6.88%	Monthly	12/16/20	MXN	240,954	66,460	—	66,460
28 day MXIBTIIE	Monthly	6.52%	Monthly	12/14/21	MXN	189,055	99,336	—	99,336
28 day MXIBTIIE	Monthly	6.51%	Monthly	12/15/21	MXN	161,073	83,770	—	83,770
28 day MXIBTIIE	Monthly	7.00%	Monthly	08/11/22	MXN	37,133	43,184	—	43,184
7.11%	Monthly	28 day MXIBTIIE	Monthly	10/14/22	MXN	14,801	(19,660)	—	(19,660)
7.11%	Monthly	28 day MXIBTIIE	Monthly	10/14/22	MXN	19,509	(25,810)	—	(25,810)
28 day MXIBTIIE	Monthly	6.77%	Monthly	03/09/23	MXN	89,473	92,799	—	92,799
28 day MXIBTIIE	Monthly	6.36%	Monthly	03/23/23	MXN	160,926	92,382	—	92,382

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
28 day MXIBTIIE	Monthly	6.73%	Monthly	08/09/24	MXN	12,536	$11,080	$—	$11,080
28 day MXIBTIIE	Monthly	6.67%	Monthly	08/12/24	MXN	27,583	21,566	—	21,566
28 day MXIBTIIE	Monthly	6.72%	Monthly	08/13/24	MXN	23,733	20,319	—	20,319
28 day MXIBTIIE	Monthly	6.59%	Monthly	11/08/24	MXN	35,449	19,280	—	19,280
28 day MXIBTIIE	Monthly	6.58%	Monthly	01/06/25	MXN	112,180	52,556	—	52,556
28 day MXIBTIIE	Monthly	6.32%	Monthly	07/17/25	MXN	14,506	(3,511)	—	(3,511)
2.91%	Semi-Annual	3 month LIBOR	Quarterly	08/23/26	USD	844	(125,870)	—	(125,870)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	08/24/28	USD	1,870	(353,540)	—	(353,540)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	10/03/28	USD	1,035	(227,780)	—	(227,780)
28 day MXIBTIIE	Monthly	7.14%	Monthly	03/15/30	MXN	50,838	21,002	—	21,002

							$(98,055)	$—	$(98,055)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	1,491	$(1,515)	$739	$(2,254)
United Mexican States	1.00	Quarterly	Bank of America NA	09/20/20	USD	1,491	(1,815)	2,100	(3,915)
Republic of Chile	1.00	Quarterly	Citibank NA	06/20/25	USD	6,601	82,264	216,713	(134,449)
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	1,923	276,027	270,769	5,258
State of Qatar	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	454	6,015	16,757	(10,742)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/25	USD	6,185	395,998	638,116	(242,118)
CMBX.NA.9.AAA-	0.50	Monthly	Credit Suisse International	09/17/58	USD	1,280	8,281	14,661	(6,380)
CMBX.NA.9.AAA-	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	1,030	6,663	11,953	(5,290)
CMBX.NA.9.AAA-	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	720	4,658	8,242	(3,584)
CMBX.NA.9.AAA-	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	860	5,563	9,849	(4,286)
CMBX.NA.9.AAA-	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,570	10,156	19,382	(9,226)
CMBX.NA.9.BBB-	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	440	111,970	14,940	97,030
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	288	73,290	15,985	57,305
CMBX.NA.6.AAA-	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	1,788	(267)	(1,352)	1,085
CMBX.NA.6.AAA-	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	765	(114)	(113)	(1)
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	270	59,604	24,919	34,685
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	10	2,208	593	1,615

							$1,038,986	$1,264,253	$(225,267)

OTC Credit Default Swaps — Sell Protection

										Upfront
	Financing						Notional			Premium	Unrealized
	Rate Received	Payment		Termination	Credit		Amount			Paid	Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Rating (a)		(000)	(b)	Value	(Received)	(Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB	USD	1,491		$1,515	$(830)	$2,345
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB	USD	1,491		1,815	(1,873)	3,688
CMBX.NA.3.AM	0.50	Monthly	Credit Suisse International	12/13/49	NR	USD	—		—	(4)	4
CMBX.NA.3.AM	0.50	Monthly	Goldman Sachs International	12/13/49	NR	USD	—		—	(10)	10
CMBX.NA.3.AM	0.50	Monthly	JPMorgan Chase Bank NA	12/13/49	NR	USD	1		—	(47)	47
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	531		(135,127)	(61,460)	(73,667)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	352		(89,576)	(36,126)	(53,450)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	240		(61,075)	254	(61,329)

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

										Upfront
	Financing						Notional			Premium	Unrealized
	Rate Received	Payment		Termination	Credit		Amount			Paid	Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Rating (a)		(000)	(b)	Value	(Received)	(Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	207		$(52,676)	$(24,376)	$(28,300)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A-	USD	4,050		(541,737)	(168,033)	(373,704)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A-	USD	2,020		(270,199)	(85,245)	(184,954)
CMBX.NA.10.BBB-	3.00	Monthly	JPMorgan Securities LLC	11/17/59	NR	USD	35		(9,741)	(2,895)	(6,846)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	NR	USD	280		(61,812)	(21,376)	(40,436)

									$(1,218,613)	$(402,021)	$(816,592)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
									Upfront
							Notional		Premium	Unrealized
					Termination		Amount		Paid	Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date		(000)	Value	(Received)	(Depreciation)
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	8,580	$(342,536)	$—	$(342,536)
1 day BZDIOVER	At Termination	4.53%	At Termination	UBS AG	01/03/22	BRL	55,996	90,048	—	90,048
1day BZDIOVER	At Termination	5.69%	At Termination	UBS AG	01/03/22	BRL	27,132	149,926	—	149,926
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	7,400	8,049	—	8,049
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	6,011	132	—	132
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	3,006	(495)	—	(495)
28day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	7,228	(1,677)	—	(1,677)
		28 day
6.31%	Monthly	MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	2,016	—	2,016
		28 day
6.31%	Monthly	MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	2,016	—	2,016
		28 day
6.31%	Monthly	MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	28,117	7,639	—	7,639
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	901	(477)	—	(477)
1 day BZDIOVER	At Termination	7.20%	At Termination	Citibank NA	01/04/27	BRL	14,695	(54,493)	—	(54,493)
1 day BZDIOVER	At Termination	7.40%	At Termination	JPMorgan Chase Bank NA	01/04/27	BRL	13,584	24,666	—	24,666
1 day BZDIOVER	At Termination	7.45%	At Termination	JPMorgan Chase Bank NA	01/04/27	BRL	4,829	11,930	—	11,930
1 day BZDIOVER	At Termination	7.52%	At Termination	JPMorgan Chase Bank NA	01/04/27	BRL	2,413	8,183	—	8,183
1 day BZDIOVER	At Termination	7.55%	At Termination	Citibank NA	01/04/27	BRL	9,674	36,623	—	36,623

								$(58,450)	$—	$(58,450)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	6.71
3 month LIBOR	London Interbank Offered Rate	1.45

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$658,116	$(756,171)
OTC Swaps	1,265,972	(403,740)	544,300	(1,644,609)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$28,204,742	$—	$28,204,742
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,283,881	—	—	6,283,881
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	68,088	—	68,088
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	658,116	—	658,116
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,469,044	—	—	341,228	—	1,810,272
	$—	$1,469,044	$—	$6,283,881	$29,272,174	$—	$37,025,099
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	478,314	—	478,314
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,754,528	—	—	1,754,528
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	756,171	—	756,171
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,648,671	—	—	399,678	—	2,048,349
	$—	$1,648,671	$—	$1,754,528	$1,634,163	$—	$5,037,362

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$18,140,999	$—	$18,140,999
Forward foreign currency exchange contracts	—	—	—	(1,936,490)	—	—	(1,936,490)
Options purchased(a)	—	—	—	(482,447)	534,453	—	52,006
Options written	—	—	—	—	122,084	—	122,084
Swaps	—	2,245,435	—	—	917,925	1,640,440	4,803,800
	$—	$2,245,435	$—	$(2,418,937)	$19,715,461	$1,640,440	$21,182,399
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	29,132,883	—	29,132,883
Forward foreign currency exchange contracts	—	—	—	1,245,251	—	—	1,245,251
Options purchased(b)	—	—	—	47,376	(117,937)	—	(70,561)
Swaps	—	(1,256,274)	—	—	(106,381)	(37,382)	(1,400,037)
	$—	$(1,256,274)	$—	$1,292,627	$28,908,565	$(37,382)	$28,907,536

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$770,439,931
Average notional value of contracts — short	205,380,791
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	185,303,949
Average amounts sold — in USD	99,274,734
Options:
Average value of option contracts purchased	76,985
Average value of option contracts written	46,897
Average notional value of swaption contracts purchased	40,388,500
Average notional value of swaption contracts written	89,101,500
Credit default swaps:
Average notional value — buy protection	55,353,189
Average notional value — sell protection	10,577,286
Interest rate swaps:
Average notional value — pays fixed rate	764,465,335
Average notional value — receives fixed rate	757,216,977
Inflation swaps:
Average notional value — pays fixed rate	—	(a)
Average notional value — receives fixed rate	—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$367,543	$3,596,441
Forward foreign currency exchange contracts	6,283,881	1,754,528
Options(a)	68,088	—
Swaps — Centrally cleared	265,970	—
Swaps — OTC(b)	1,810,272	2,048,349
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$8,795,754	$7,399,318
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(633,513)	(3,596,441)
Total derivative assets and liabilities subject to an MNA	$8,162,241	$3,802,877

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America NA	$409,841	$(75,311)	$—	$—	$334,530
Barclays Bank plc	19,180	(19,180)	—	—	—
BNP Paribas SA	4,622	(4,622)	—	—	—
Citibank NA	3,295,523	(562,204)	—	(2,290,000)	443,319
Citigroup Global Markets, Inc.	111,970	—	—	—	111,970
Credit Suisse International	14,665	(14,665)	—	—	—
Deutsche Bank AG	43,399	(43,399)	—	—	—
Goldman Sachs International	15,050	(15,050)	—	—	—
HSBC Bank plc	191,208	(191,208)	—	—	—
JPMorgan Chase Bank NA	1,805,435	(137,175)	—	(1,500,000)	168,260
JPMorgan Securities LLC	61,812	(9,741)	—	—	52,071
Morgan Stanley & Co. International plc	1,460,631	(278,433)	—	(440,000)	742,198
Natwest Markets plc	2,120	(2,120)	—	—	—
State Street Bank and Trust Co.	4,277	(4,277)	—	—	—
UBS AG	722,508	(78,567)	—	—	643,941

	$8,162,241	$(1,435,952)	$—	$(4,230,000)	$2,496,289

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America NA	$75,311	$(75,311)	$—	$—	$—
Barclays Bank plc	244,418	(19,180)	—	—	225,238
BNP Paribas SA	10,075	(4,622)	—	—	5,453
Citibank NA	562,204	(562,204)	—	—	—
Credit Suisse International	160,758	(14,665)	—	—	146,093
Deutsche Bank AG	1,443,864	(43,399)	—	(1,350,000)	50,465
Goldman Sachs International	150,423	(15,050)	—	—	135,373
HSBC Bank plc	561,580	(191,208)	—	—	370,372
JPMorgan Chase Bank NA	137,175	(137,175)	—	—	—
JPMorgan Securities LLC	9,741	(9,741)	—	—	—
Morgan Stanley & Co. International plc	278,433	(278,433)	—	—	—
Natwest Markets plc	23,343	(2,120)	—	—	21,223
Societe Generale SA	62,682	—	—	—	62,682
State Street Bank and Trust Co.	4,303	(4,277)	—	—	26
UBS AG	78,567	(78,567)	—	—	—

	$3,802,877	$(1,435,952)	$—	$(1,350,000)	$1,016,925

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Core Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$224,205,757	$10,355,406	$234,561,163
Corporate Bonds(a)	—	1,374,029,431	—	1,374,029,431
Foreign Agency Obligations(a)	—	7,288,226	—	7,288,226
Foreign Government Obligations(a)	—	52,528,399	—	52,528,399
Municipal Bonds	—	151,618,924	—	151,618,924
Non-Agency Mortgage-Backed Securities	—	105,054,536	380,690	105,435,226
Other Interests	—	—	2	2
Capital Trusts(a)	—	14,563,429	—	14,563,429
U.S. Government Sponsored Agency Securities	—	1,449,148,390	—	1,449,148,390
U.S. Treasury Obligations	—	814,497,183	—	814,497,183
Short-Term Securities	461,438,662	—	—	461,438,662
Options Purchased:
Interest rate contracts	—	68,088	—	68,088
Liabilities:
Investments:
TBA Sale Commitments	—	(325,588,268)	—	(325,588,268)

	$461,438,662	$3,867,414,095	$10,736,098	$4,339,588,855

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$203,072	$—	$203,072
Foreign currency exchange contracts	—	6,283,881	—	6,283,881
Interest rate contracts	28,204,742	999,344	—	29,204,086
Liabilities:
Credit contracts	—	(1,244,931)	—	(1,244,931)
Foreign currency exchange contracts	—	(1,754,528)	—	(1,754,528)
Interest rate contracts	(478,314)	(1,155,849)	—	(1,634,163)

	$27,726,428	$3,330,989	$—	$31,057,417

(a)	See above Schedule of Investments for values in each industry or country.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 0.3%
AIMCO CLO, Series 2017-AA, Class C, (LIBOR USD 3 Month + 2.45%), 4.27%, 07/20/29(a)(b)	USD	750	$615,393
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 3.97%, 10/21/28(a)(b)		1,830	1,505,657
ALM VII R Ltd., Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 4.53%, 10/15/28(a)(b)		1,000	860,695
ALM VII R-2 Ltd., Series 2013-7R2A, Class BR2 , (LIBOR USD 3 Month + 2.20%), 4.03%, 10/15/27(a)(b)		1,500	1,232,177
AMMC CLO 22 Ltd., Series 2018-22A, Class D, (LIBOR USD 3 Month + 2.70%), 4.49%, 04/25/31(a)(b)		510	354,986
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.40%, 01/28/31(a)(b)		5,250	3,677,138
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	1,561	1,125,476
Apidos CLO XV, Series 2013-15A, Class DRR, (LIBOR USD 3 Month + 2.70%), 4.52%, 04/20/31(a)(b)	USD	1,000	699,897
Aqueduct European CLO DAC, Series 2017- 2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(a)	EUR	884	588,113
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)		917	666,782
Ares XLIV CLO Ltd., Series 2017-44A, Class C, (LIBOR USD 3 Month + 3.45%), 5.28%, 10/15/29(a)(b)	USD	1,000	741,376
Ares XLIX CLO Ltd., Series 2018-49A, Class E, (LIBOR USD 3 Month + 5.70%), 7.50%, 07/22/30(a)(b)		500	299,308
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, 0.00%, 01/15/30(a)(b)(c)		2,000	1,089,436
Assurant CLO I Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.46%), 8.28%, 10/20/29(a)(b)		350	231,037
Atrium VIII, Series 8A, Class SUB, 0.00%, 10/23/24(b)(c)		11,500	611,800
Avoca Capital CLO X Ltd., Series 10X, Class ER, (EURIBOR 3 Month + 6.05%), 6.05%, 01/15/30(a)	EUR	800	620,592
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)		620	413,864
Avoca CLO XVIII DAC, Series 18X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31(a)		700	465,322
Barings Euro CLO BV, Series 2018-3X, Class E, (EURIBOR 3 Month + 5.79%), 5.79%, 07/27/31(a)		1,200	814,731
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 5.27%, 10/18/29(a)(b)	USD	3,250	2,470,989
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 4.88%, 10/15/30(a)(b)		2,000	1,484,975
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(a)	EUR	400	284,184
Cairn CLO IV BV, Series 2014-4X, Class ERR, (EURIBOR 3 Month + 5.88%), 5.88%, 04/30/31(a)		400	305,649

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 10.32%, 07/20/32	USD	1,581	$1,147,648
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.85%), 3.67%, 04/20/27		500	411,064
Carlyle Global Market Strategies Euro CLO Ltd., Series 2014-2X, Class DRR, (EURIBOR 3 Month + 5.70%), 5.70%, 11/17/31(a)	EUR	1,255	897,778
CIFC Funding Ltd., Series 2014-4RA, Class B, (LIBOR USD 3 Month + 2.20%), 4.04%, 10/17/30(a)(b)	USD	850	695,990
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30(a)	EUR	551	385,566
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (LIBOR USD 3 Month + 1.95%), 3.78%, 07/15/31(a)(b)	USD	250	198,152
Greene King Finance plc, Series B1, 5.70%, 12/15/34(d)	GBP	100	114,018
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 4.79%, 01/27/31(a)(b)	USD	2,000	1,425,430
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	1,125	797,971
Harvest CLO XXIII DAC, Series 23X, Class E, (EURIBOR 3 Month + 5.33%), 5.33%, 10/20/32(a)		148	109,493
Invesco Euro CLO III DAC, Series 3X, Class F, (EURIBOR 3 Month + 8.07%), 8.07%, 07/15/32(a)		300	227,390
Jamestown CLO IV Ltd., Series 2014-4A, Class SUB, 0.00%, 07/15/26(b)(c)	USD	2,000	66,200
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.60%), 4.43%, 01/15/30(a)(b)		1,000	697,275
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	1,347	923,446
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		900	515,172
Series 2019-3X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 04/20/30		300	220,411
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 8.12%, 07/20/30(a)(b)	USD	1,000	644,552
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 4.57%, 01/20/31(a)(b)		1,750	1,235,952
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, (LIBOR USD 3 Month + 5.75%), 7.57%, 10/20/30(a)(b)		300	172,628
OHA Credit Partners XI Ltd.(a)(b):
Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 4.77%, 01/20/32		534	366,488
Series 2015-11A, Class ER, (LIBOR USD 3 Month + 5.75%), 7.57%, 01/20/32		2,250	1,302,710
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 4.71%, 07/23/30(a)(b)		1,250	873,578
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.00%, 10/22/30(a)(b)		3,000	2,453,201

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM Funding Ltd., Series 2012-1A, Class CR2 , (LIBOR USD 3 Month + 3.60%), 5.40%, 07/22/29(a)(b)	USD	1,000	$776,359
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 4.93%, 11/22/30(a)(b)		1,250	898,102
OZLME BV, Series 1X, Class ER, (EURIBOR 3 Month + 5.90%), 5.90%, 01/18/30(a)	EUR	990	732,977
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		807	544,556
OZLME III DAC, Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(a)		1,000	676,966
Palmer Square CLO Ltd., Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.60%), 7.44%, 07/16/31(a)(b)	USD	1,000	564,641
Rockford Tower Europe CLO DAC, Series 2018-1X, Class E, (EURIBOR 3 Month + 5.36%), 5.36%, 12/20/31(a)	EUR	300	195,547
Seneca Park CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 07/17/26(b)(c)	USD	2,500	35,750
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.47%, 10/20/28(a)(b)		1,800	1,359,620

Total Asset-Backed Securities — 0.3% (Cost: $73,374,173)			42,826,208

		Shares

Common Stocks — 1.0%

Aerospace & Defense — 0.0%
Bombardier, Inc., Class B(e)		6,845,585	2,213,274

Auto Components — 0.2%
UCI International, Inc.(e)(f)		1,260,653	20,170,448

Chemicals — 0.3%
Element Solutions, Inc.(e)		5,312,782	44,414,858

Commercial Services & Supplies — 0.0%
FreedomPay, Inc.(e)(f)		314,534	3

Consumer Finance — 0.0%
Arrow Global Group plc		153,279	200,751

Diversified Financial Services — 0.0%(e)
Adelphia Recovery Trust		1,339,784	4,496
Adelphia Recovery Trust(f)		130,590	1

			4,497

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA		1,512,681	591,006

Energy Equipment & Services — 0.0%
McDermott International, Inc.(e)		379,465	22,009

Equity Real Estate Investment Trusts (REITs) — 0.3%
Gaming and Leisure Properties, Inc.		760,874	21,083,818
VICI Properties, Inc.		1,782,901	29,667,473

			50,751,291

Security	Shares	Value

Life Sciences Tools & Services — 0.0%
PPD, Inc.(e)	66,112	$1,177,455

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(e)(g)	4,744,023	3,036,175

Metals & Mining — 0.1%
Constellium SE, Class A(e)	2,771,371	14,438,843

Oil, Gas & Consumable Fuels — 0.0%(e)(f)
KCAD Holdings I Ltd.	4,067,849,248	40,678
Osum Oil Sands Corp.(h)	1,600,000	1,455,269

		1,495,947

Pharmaceuticals — 0.1%
Bausch Health Cos., Inc.(e)(g)	1,225,176	18,990,228

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(e)	1,369	6,941

Total Common Stocks — 1.0% (Cost: $278,716,410)		157,513,726

	Par (000)

Corporate Bonds — 78.8%

Aerospace & Defense — 3.8%
Arconic, Inc.:
5.40%, 04/15/21	5,357	5,310,662
5.87%, 02/23/22	7,850	7,729,895
5.13%, 10/01/24	35,415	34,972,312
Bombardier, Inc.(b):
8.75%, 12/01/21	35,626	29,614,112
5.75%, 03/15/22	5,590	4,234,425
6.13%, 01/15/23	15,790	11,131,950
7.50%, 12/01/24	8,238	5,560,650
7.50%, 03/15/25	10,574	7,555,123
7.88%, 04/15/27	61,100	40,775,085
BWX Technologies, Inc., 5.38%, 07/15/26(b)	11,232	10,782,720
F-Brasile SpA, Series XR, 7.38%, 08/15/26(b)	19,961	19,861,195
General Dynamics Corp., 4.25%, 04/01/50	4,235	5,332,676
Huntington Ingalls Industries, Inc.(b):
3.84%, 05/01/25	10,655	10,968,933
4.20%, 05/01/30	17,575	18,216,750
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	15,430	14,118,450
Moog, Inc., 4.25%, 12/15/27(b)	10,711	9,666,678
Northrop Grumman Corp., 5.25%, 05/01/50	4,655	6,294,898
Signature Aviation US Holdings, Inc.(b):
5.38%, 05/01/26	8,861	8,573,017
4.00%, 03/01/28	14,305	12,914,554
SSL Robotics LLC, 9.75%, 12/31/23(b)	6,227	6,413,810
TransDigm UK Holdings plc, 6.88%, 05/15/26	25,533	23,745,690
TransDigm, Inc., 6.25%, 03/15/26(b)(i)	292,039	290,943,854

		584,717,439

Auto Components — 1.5%
Allison Transmission, Inc.(b):
5.00%, 10/01/24	1,734	1,681,980
5.88%, 06/01/29	18,322	17,222,680
Dealer Tire LLC, 8.00%, 02/01/28(b)	14,221	11,376,800
Icahn Enterprises LP:
6.25%, 02/01/22	618	619,545
6.75%, 02/01/24	1,752	1,690,680
4.75%, 09/15/24	6,704	6,165,736

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
6.38%, 12/15/25	USD	13,890	$13,126,050
6.25%, 05/15/26		17,644	16,673,580
5.25%, 05/15/27		25,088	23,175,040
IHO Verwaltungs GmbH(j):
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(k)	EUR	2,911	2,440,012
6.00%, (6.00% Cash or 6.75% PIK), 05/15/27(b)	USD	400	280,000
Panther BF Aggregator 2 LP:
4.38%, 05/15/26	EUR	4,068	3,723,876
6.25%, 05/15/26(b)	USD	72,048	68,085,360
8.50%, 05/15/27(b)		77,491	67,603,148

			233,864,487

Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)		10,711	10,041,563

Banks — 1.0%
AIB Group plc, (EUR Swap Annual 5 Year + 5.70%), 5.32%(a)(l)	EUR	1,750	1,506,153
Allied Irish Banks plc, (EUR Swap Annual 5 Year + 7.34%), 7.38%(a)(l)		1,444	1,545,527
Banco Bilbao Vizcaya Argentaria SA(a)(l):
(EUR Swap Annual 5 Year + 9.18%), 8.87%		1,400	1,501,469
(EUR Swap Annual 5 Year + 5.66%), 5.87%		400	372,780
Banco BPM SpA:
1.75%, 04/24/23		1,653	1,696,385
2.50%, 06/21/24		1,800	1,852,254
Banco de Sabadell SA(a):
(EUR Swap Annual 5 Year + 6.41%), 6.50%(l)		4,200	3,363,889
(EUR Swap Annual 5 Year + 2.20%), 2.00%, 01/17/30		900	723,057
Banco Espirito Santo SA(e)(m):
4.75%, 01/15/18		12,300	2,170,507
2.63%, 05/08/18		10,400	1,835,226
4.00%, 01/21/19		12,000	2,117,568
Banco Santander SA(a)(l):
(EUR Swap Annual 5 Year + 6.80%), 6.75%		1,900	1,880,461
(EUR Swap Annual 5 Year + 4.53%), 4.37%		2,200	1,808,337
Bankia SA(a)(l):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		1,400	1,178,133
(EUR Swap Annual 5 Year + 6.22%), 6.37%		3,000	2,580,244
Barclays plc:
4.38%, 09/11/24	USD	28,717	28,616,337
5.20%, 05/12/26		7,800	8,013,720
BNP Paribas SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.94%), 4.50%(a)(b)(l)		12,075	9,297,750
CaixaBank SA(a)(l):
(EUR Swap Annual 5 Year + 6.50%), 6.75%	EUR	3,000	2,688,319
(EUR Swap Annual 5 Year + 4.50%), 5.25%		2,400	1,965,368
CIT Group, Inc.:
5.00%, 08/01/23	USD	4,878	4,693,172
4.75%, 02/16/24		2	1,955
6.00%, 04/01/36		23,131	21,511,830
Cooperatieve Rabobank UA, (EUR Swap Annual 5 Year + 4.10%), 4.62%(a)(l)	EUR	400	384,912
Credit Agricole SA, (EUR Swap Annual 5 Year + 5.12%), 6.50%(a)(l)		3,237	3,388,898
Erste Group Bank AG, (EUR Swap Annual 5 Year + 6.20%), 6.50%(a)(l)		800	828,278
HSBC Holdings plc(a)(l):
(EUR Swap Annual 5 Year + 4.38%), 5.25%		2,000	1,946,619
(USD Swap Rate 5 Year + 3.75%), 6.00% .	USD	24,053	22,790,217
ING Groep NV, (USD Swap Rate 5 Year + 4.20%), 6.75%(a)(l)		2,764	2,370,130

Security		Par (000)	Value

Banks (continued)
Intesa Sanpaolo SpA, (EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(l)	EUR	2,483	$2,518,369
National Westminster Bank plc(a)(l):
Series C, (LIBOR USD 3 Month + 0.25%), 1.86%	USD	1,240	948,600
Series A, (LIMEAN USD 6 Month + 0.25%), 2.06%		600	459,000
Series B, (LIBOR USD 6 Month + 0.25%), 1.87%		800	612,000
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 7.60%), 8.62%(a)(l)		6,571	6,406,725
Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.38%(a)(l)		600	551,790
UniCredit SpA(a)(l):
(EUR Swap Annual 5 Year + 6.10%), 6.75%	EUR	1,422	1,349,643
(EUR Swap Annual 5 Year + 9.30%), 9.25%		2,294	2,372,901
(EUR Swap Annual 5 Year + 6.39%), 6.62%		1,200	1,030,586
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%		4,275	4,272,913
Unione di Banche Italiane SpA, (EUR Swap Annual 5 Year + 5.75%), 5.87%, 03/04/29(a)		600	625,058

			155,777,080

Beverages — 0.0%
Sunshine Mid BV, 6.50%, 05/15/26		1,000	1,031,212

Building Products — 0.5%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)	USD	10,364	9,223,960
Builders FirstSource, Inc., 5.00%, 03/01/30(b)		9,254	8,328,600
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		19,702	19,118,821
James Hardie International Finance DAC, 4.75%, 01/15/25(b)		2,080	1,960,421
JELD-WEN, Inc.(b):
4.63%, 12/15/25		7,080	6,230,400
4.88%, 12/15/27		96	84,720
Masonite International Corp.(b):
5.75%, 09/15/26		1,286	1,260,280
5.38%, 02/01/28		4,831	4,747,906
Standard Industries, Inc.:
5.50%, 02/15/23(b)		678	654,270
5.38%, 11/15/24(b)		14,455	13,949,075
6.00%, 10/15/25(b)		16,232	15,952,810
2.25%, 11/21/26	EUR	2,959	2,644,593

			84,155,856

Capital Markets — 1.4%
AG Issuer LLC, 6.25%, 03/01/28(b)	USD	1,261	1,059,240
Altice France Holding SA, 10.50%, 05/15/27(b)		82,616	87,159,880
Credit Suisse Group AG(a)(l):
(USD Swap Semi 5 Year + 4.60%), 7.50%(b)		8,017	7,388,467
(USD Swap Semi 5 Year + 4.60%), 7.50%		969	932,663
(USD Swap Semi 5 Year + 3.46%), 6.25%(b)		3,000	2,763,750
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%(b)		23,920	20,994,584
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.29%), 5.10%(b)		7,205	5,565,862
Goldman Sachs Group, Inc. (The), Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(a)(l)		39,265	34,945,850
Lehman Brothers Holdings Capital Trust Escrow Bonds(e)(m):
5.38%, 10/17/12	EUR	4,550	58,211
4.75%, 01/16/14		14,545	186,084

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
(EURIBOR 3 Month + 0.30%), 0.00%, 02/05/14(a)	EUR	22,800	$291,695
LPL Holdings, Inc., 5.75%, 09/15/25(b)	USD	3,669	3,522,240
MSCI, Inc.(b):
4.75%, 08/01/26		1,689	1,663,665
4.00%, 11/15/29		1,049	1,042,056
3.63%, 09/01/30		3,974	3,770,332
Owl Rock Capital Corp.:
5.25%, 04/15/24		4,662	4,521,941
4.00%, 03/30/25		3,540	2,729,579
3.75%, 07/22/25		26,546	22,020,263
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)		12,000	11,520,000
State Street Corp., (SOFR + 2.65%), 3.15%, 03/30/31(a)(b)		990	1,012,725
UBS Group AG, (EUR Swap Annual 5 Year + 5.29%), 5.75%(a)(l)	EUR	1,238	1,324,428

			214,473,515

Chemicals — 2.1%
Ashland Services BV, 2.00%, 01/30/28		2,540	2,430,185
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(b)(j)	USD	24,627	22,163,876
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		73,938	68,115,383
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		17,123	16,438,080
Blue Cube Spinco LLC:
9.75%, 10/15/23		18,480	19,196,100
10.00%, 10/15/25		21,614	22,804,931
Chemours Co. (The):
6.63%, 05/15/23		14,883	12,650,550
5.38%, 05/15/27		3,446	2,635,673
Ecolab, Inc., 4.80%, 03/24/30		6,505	7,306,977
Element Solutions, Inc., 5.88%, 12/01/25(b)		64,481	63,191,380
Gates Global LLC, 6.25%, 01/15/26(b)		18,264	16,163,640
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		9,304	8,652,720
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	1,000	931,399
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		1,993	1,824,406
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	1,606	1,409,265
OCI NV:
3.13%, 11/01/24	EUR	1,300	1,261,718
5.25%, 11/01/24(b)	USD	4,834	4,157,240
Olin Corp., 5.50%, 08/15/22		255	234,600
PQ Corp.(b):
6.75%, 11/15/22		4,589	4,612,138
5.75%, 12/15/25		26,765	24,088,500
Valvoline, Inc., 4.25%, 02/15/30(b)		13,068	12,249,943
W.R. Grace & Co.(b):
5.13%, 10/01/21		1,330	1,343,300
5.63%, 10/01/24		6,250	6,154,375

			320,016,379

Commercial Services & Supplies — 2.8%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	159	193,606
ADT Security Corp. (The):
6.25%, 10/15/21	USD	944	922,760
3.50%, 07/15/22		2,307	2,249,325
4.13%, 06/15/23		198	193,543
4.88%, 07/15/32(b)		24,196	20,559,341
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		7,587	7,681,838
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		96,855	95,160,037
9.75%, 07/15/27		33,394	31,470,506

Security		Par (000)	Value

Commercial Services & Supplies (continued)
APX Group, Inc.:
7.88%, 12/01/22	USD	2,587	$2,432,657
8.50%, 11/01/24(b)		7,550	6,889,450
6.75%, 02/15/27(b)		13,991	11,612,530
Aramark Services, Inc.:
5.00%, 04/01/25(b)		5,900	5,584,940
4.75%, 06/01/26		2,051	1,932,657
5.00%, 02/01/28(b)		9,209	8,570,080
Clean Harbors, Inc.(b):
4.88%, 07/15/27		15,297	14,974,233
5.13%, 07/15/29		10,914	10,150,020
Garda World Security Corp.(b):
4.63%, 02/15/27		14,687	13,144,865
9.50%, 11/01/27		11,169	9,983,969
GFL Environmental, Inc.(b):
7.00%, 06/01/26		31,374	30,367,365
5.13%, 12/15/26		26,849	26,177,775
8.50%, 05/01/27		16,900	16,979,430
IAA, Inc., 5.50%, 06/15/27(b)		13,507	13,068,023
Intrum AB:
3.13%, 07/15/24	EUR	1,000	798,500
3.50%, 07/15/26		1,754	1,383,158
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	3,920	3,743,600
Mobile Mini, Inc., 5.88%, 07/01/24		34,030	32,583,725
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		6,435	5,968,463
Prime Security Services Borrower LLC(b):
5.25%, 04/15/24		1,738	1,716,779
5.75%, 04/15/26		6,437	6,308,260
6.25%, 01/15/28		23,074	19,901,325
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		4,373	4,362,024
SPIE SA, 2.63%, 06/18/26	EUR	1,200	1,179,882
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		2,400	2,435,203
Vericast Corp., 8.38%, 08/15/22(b)	USD	7,258	5,597,733
Verisure Midholding AB, 5.75%, 12/01/23	EUR	1,867	1,797,038
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	20,617	19,128,453

			437,203,093

Communications Equipment — 0.5%
CommScope, Inc.(b):
5.50%, 03/01/24		15,234	15,416,808
6.00%, 03/01/26		5,636	5,627,546
Nokia OYJ, 6.63%, 05/15/39		20,933	21,205,129
ViaSat, Inc., 5.63%, 04/15/27(b)		32,889	32,477,888

			74,727,371

Construction & Engineering — 0.3%
Aldesa Financial Services SA, 7.25%, 04/01/21	EUR	1,800	1,728,889
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)	USD	25,551	20,062,645
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(a)(l)	EUR	3,700	3,319,878
Heathrow Finance plc:
4.75%, 03/01/24	GBP	400	469,588
4.13%, 09/01/29		2,142	2,276,125
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22	USD	11,036	11,008,410
6.25%, 03/15/26		3,485	3,206,200

			42,071,735

Construction Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	400	420,205
Cemex SAB de CV:
3.13%, 03/19/26		1,600	1,562,809

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials (continued)
Holcim Finance Luxembourg SA, (EURIBOR Swap Rate 5 Year + 3.07%), 3.00%(a)(l)	EUR	1,325	$1,259,224

			3,242,238

Consumer Finance — 2.0%
Ally Financial, Inc.:
5.75%, 11/20/25	USD	1,161	1,135,690
8.00%, 11/01/31		55,962	64,843,170
Ford Motor Credit Co. LLC:
3.20%, 01/15/21		1,300	1,256,125
3.34%, 03/18/21		22,517	21,611,817
3.47%, 04/05/21		3,150	3,023,055
5.88%, 08/02/21		11,096	10,874,080
3.81%, 10/12/21		3,433	3,293,552
5.60%, 01/07/22		3,471	3,358,192
3.22%, 01/09/22		5,619	5,239,717
2.98%, 08/03/22		15,388	14,310,840
3.35%, 11/01/22		6,788	6,329,810
3.09%, 01/09/23		31,374	28,864,080
4.14%, 02/15/23		10,485	9,717,498
4.38%, 08/06/23		3,687	3,351,852
3.81%, 01/09/24		3,424	3,098,720
3.66%, 09/08/24		8,620	7,758,000
4.06%, 11/01/24		4,031	3,658,132
4.13%, 08/04/25		779	690,973
4.39%, 01/08/26		12,489	10,927,875
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(j)		24,126	15,463,077
Navient Corp.:
5.00%, 10/26/20		4,891	4,817,635
7.25%, 09/25/23		3,544	3,437,893
6.13%, 03/25/24		6,829	6,316,825
5.88%, 10/25/24		4,013	3,691,960
6.75%, 06/25/25		1,718	1,580,560
6.75%, 06/15/26		3,042	2,798,640
5.00%, 03/15/27		2,225	1,912,832
Springleaf Finance Corp.:
6.88%, 03/15/25		12,554	12,643,385
7.13%, 03/15/26		15,125	14,973,750
6.63%, 01/15/28		13,914	13,148,730
5.38%, 11/15/29		6,328	5,790,120
Toyota Motor Credit Corp., 3.38%, 04/01/30		16,060	16,216,910

			306,135,495

Containers & Packaging — 1.9%
ARD Finance SA, 6.50%, (6.50% Cash or 7.25% PIK), 06/30/27(b)(j)		40,794	35,037,728

Ardagh Packaging Finance plc:
2.75%, 03/15/24	EUR	2,000	2,106,032
2.13%, 08/15/26		1,000	983,235
4.13%, 08/15/26(b)	USD	5,157	5,131,215
4.75%, 07/15/27(b)	GBP	4,000	4,533,665
4.75%, 07/15/27		1,215	1,377,101
5.25%, 08/15/27(b)	USD	6,974	7,148,350
Berry Global, Inc.:
1.00%, 01/15/25	EUR	1,401	1,406,098
4.88%, 07/15/26(b)	USD	1,037	1,047,370
1.50%, 01/15/27	EUR	600	594,574
Crown Americas LLC:
4.75%, 02/01/26	USD	11,113	11,387,491
4.25%, 09/30/26		14,337	14,121,945
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		1,896	1,943,400
Crown European Holdings SA:
0.75%, 02/15/23	EUR	300	311,845
3.38%, 05/15/25		1,932	2,104,986

Security		Par (000)	Value

Containers & Packaging (continued)
Graphic Packaging International LLC:
4.88%, 11/15/22	USD	223	$214,080
4.75%, 07/15/27(b)		2,097	2,050,866
3.50%, 03/15/28(b)		4,557	4,099,933
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		6,245	5,963,975
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		16,537	15,214,040
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	1,216	1,141,030
5.50%, 04/15/24(b)	USD	39,501	36,340,920
OI European Group BV, 2.88%, 02/15/25	EUR	1,184	1,209,202
Reynolds Group Issuer, Inc.(b):
(LIBOR USD 3 Month + 3.50%), 5.33%, 07/15/21(a)	USD	1,376	1,341,600
5.13%, 07/15/23		2,223	2,200,770
7.00%, 07/15/24		11,697	11,887,076
Sealed Air Corp.(b):
5.25%, 04/01/23		534	544,680
5.13%, 12/01/24		2,230	2,241,150
6.88%, 07/15/33		158	158,312
Silgan Holdings, Inc.:
3.25%, 03/15/25	EUR	1,300	1,397,926
4.13%, 02/01/28(b)	USD	7,299	6,733,327
2.25%, 06/01/28	EUR	2,254	2,202,540
Trivium Packaging Finance BV(d):
3.75%, 08/15/26		2,105	2,111,499
5.50%, 08/15/26(b)	USD	40,206	40,004,970
8.50%, 08/15/27(b)		67,229	67,565,145

			293,858,076

Distributors — 0.6%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26		11,429	10,886,123
4.00%, 01/15/28		3,259	2,965,690
Core & Main Holdings LP, 8.63%, (8.63% Cash or 9.38% PIK), 09/15/24(j)		28,682	26,244,030
Core & Main LP, 6.13%, 08/15/25		35,631	33,136,830
Wolverine Escrow LLC:
8.50%, 11/15/24		13,730	10,949,538
9.00%, 11/15/26		16,843	13,684,937

			97,867,148

Diversified Consumer Services — 0.4%
frontdoor, Inc., 6.75%, 08/15/26(b)		9,955	9,531,913
Graham Holdings Co., 5.75%, 06/01/26(b)		7,807	7,650,860
Laureate Education, Inc., 8.25%, 05/01/25(b)	.	5,260	5,233,700
Service Corp. International:
5.38%, 05/15/24		716	728,530
5.13%, 06/01/29		4,871	4,968,420
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		9,645	9,524,437
Sotheby’s, 7.38%, 10/15/27(b)		29,117	23,184,411

			60,822,271

Diversified Financial Services — 1.6%
Arrow Global Finance plc, 5.13%, 09/15/24	GBP	1,700	1,815,950
Cabot Financial Luxembourg II SA, (EURIBOR 3 Month + 6.38%), 6.37%, 06/14/24(a)	EUR	115	116,750
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	3,100	3,584,209
Fairstone Financial, Inc., 7.88%, 07/15/24(b)	USD	7,510	7,059,400
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	4,930	3,713,369
8.50%, 11/01/22	GBP	600	514,230
HBOS Capital Funding LP, 6.85%(l)	USD	6,050	5,696,075

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK), 08/15/24(j)	EUR	2,876	$2,636,870
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)	USD	46,538	40,490,852
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(b)	EUR	20,132	21,981,547
4.50%, 05/15/26		3,809	4,158,937
6.25%, 05/15/26(b)	USD	13,114	13,540,205
8.25%, 11/15/26(b)		41,234	43,501,870
Verscend Escrow Corp., 9.75%, 08/15/26(b)		102,193	102,000,877

			250,811,141

Diversified Telecommunication Services — 6.6%
Altice France SA:
2.50%, 01/15/25	EUR	1,577	1,617,524
7.38%, 05/01/26(b)	USD	84,614	83,992,087
5.88%, 02/01/27	EUR	4,300	4,801,751
8.13%, 02/01/27(b)	USD	51,469	53,656,433
5.50%, 01/15/28(b)		25,331	23,717,415
CCO Holdings LLC(b):
4.00%, 03/01/23		13,302	13,252,118
5.75%, 02/15/26		5,794	5,867,294
5.50%, 05/01/26		5,000	5,075,000
5.13%, 05/01/27		33,961	34,049,299
5.00%, 02/01/28		22,257	22,312,642
5.38%, 06/01/29		16,724	17,185,582
4.75%, 03/01/30		18,094	18,003,530
4.50%, 08/15/30		51,210	50,185,800
4.50%, 05/01/32		67,470	65,796,744
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		6,388	6,789,166
Series Y, 7.50%, 04/01/24		12,487	13,673,265
5.13%, 12/15/26(b)		48,906	48,906,000
4.00%, 02/15/27(b)		22,535	21,858,950
Series P, 7.60%, 09/15/39		18,728	18,166,160
Series U, 7.65%, 03/15/42		24,388	23,656,360
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		25,476	25,635,225
Front Range BidCo, Inc.(b):
4.00%, 03/01/27		8,414	8,045,888
6.13%, 03/01/28		45,447	43,174,650
Frontier Communications Corp., 8.00%, 04/01/27(b)		75,364	74,330,006
Intelsat Jackson Holdings SA, 5.50%, 08/01/23		45,939	30,090,045
Koninklijke KPN NV, (EUR Swap Annual 5 Year + 2.34%), 2.03%(a)(l)	EUR	2,400	2,458,894
Level 3 Financing, Inc.:
5.63%, 02/01/23	USD	4,578	4,555,110
5.38%, 05/01/25		3,452	3,434,740
5.25%, 03/15/26		2,203	2,201,623
4.63%, 09/15/27(b)		5,344	5,311,402
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(j)		3,740	2,552,550
Qualitytech LP, 4.75%, 11/15/25(b)		10,491	10,123,815
Qwest Corp., 6.75%, 12/01/21		5,519	5,719,340
Sable International Finance Ltd., 5.75%, 09/07/27(b)		5,600	5,040,000
Sprint Capital Corp.:
6.88%, 11/15/28		40,465	46,219,123
8.75%, 03/15/32		38,501	50,917,572
Telecom Italia Capital SA:
6.38%, 11/15/33		9,783	9,929,745
6.00%, 09/30/34		17,470	17,295,300
7.20%, 07/18/36		4,879	5,049,765
7.72%, 06/04/38		9,443	9,983,234
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	1,962	2,818,752

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia SpA:
4.00%, 04/11/24	EUR	4,164	$4,568,834
5.30%, 05/30/24(b)	USD	27,641	27,780,863
2.75%, 04/15/25	EUR	3,513	3,632,332
3.00%, 09/30/25		1,000	1,044,874
2.88%, 01/28/26		500	518,363
3.63%, 05/25/26		1,900	2,031,434
Telesat Canada, 4.88%, 06/01/27(b)	USD	15,465	14,765,982
Virgin Media Finance plc(b):
6.00%, 10/15/24		3,000	2,895,000
5.75%, 01/15/25		42,867	41,580,990
Virgin Media Secured Finance plc:
4.88%, 01/15/27	GBP	3,815	4,371,369
5.00%, 04/15/27		1,000	1,179,995
6.25%, 03/28/29		90	110,857
5.50%, 05/15/29(b)	USD	15,744	15,687,321

			1,017,618,113

Electric Utilities — 0.6%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	1,714	1,649,121
4.13%, 08/01/25		1,806	1,745,734
Edison International, 4.95%, 04/15/25	USD	4,065	4,055,610
Naturgy Finance BV(a)(l):
(EUR Swap Annual 8 Year + 3.35%), 4.13%	EUR	1,800	1,950,808
(EUR Swap Annual 9 Year + 3.08%), 3.38%		3,200	3,389,097
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24	USD	10,804	10,533,900
4.25%, 09/15/24		5,361	5,226,975
4.50%, 09/15/27		101	98,475
NRG Energy, Inc.:
3.75%, 06/15/24(b)		7,805	7,656,795
6.63%, 01/15/27		4,095	4,258,800
5.75%, 01/15/28		35	35,700
4.45%, 06/15/29(b)		24,117	24,399,947
5.25%, 06/15/29(b)		11,130	11,463,900
Vistra Operations Co. LLC(b):
3.55%, 07/15/24		2,619	2,461,434
5.00%, 07/31/27		1,576	1,599,640
4.30%, 07/15/29		14,842	13,159,071

			93,685,007

Electrical Equipment — 0.1%
Sensata Technologies BV(b):
5.63%, 11/01/24		3,212	3,131,700
5.00%, 10/01/25		11,631	11,020,373

			14,152,073

Electronic Equipment, Instruments & Components — 0.2%
Anixter, Inc., 6.00%, 12/01/25		914	894,577
Belden, Inc.:
4.13%, 10/15/26	EUR	3,120	3,213,554
3.88%, 03/15/28		900	898,312
CDW LLC, 5.50%, 12/01/24	USD	21,694	22,611,439
Itron, Inc., 5.00%, 01/15/26(b)		1,171	1,112,450
MTS Systems Corp., 5.75%, 08/15/27(b)		880	816,200
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		5,571	5,013,900

			34,560,432

Energy Equipment & Services — 0.4%
Apergy Corp., 6.38%, 05/01/26		11,427	8,798,790
Archrock Partners LP(b):
6.88%, 04/01/27		6,195	4,399,069
6.25%, 04/01/28		5,331	3,678,390
Nabors Industries Ltd.(b):
7.25%, 01/15/26		9,455	3,214,700
7.50%, 01/15/28		8,450	2,704,000

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
Nabors Industries, Inc., 4.63%, 09/15/21	USD	777	$489,510
Pacific Drilling SA, 8.38%, 10/01/23(b)		17,092	4,614,840
Tervita Corp., 7.63%, 12/01/21(b)		16,442	11,509,400
Transocean, Inc.:
6.50%, 11/15/20		1,241	986,595
8.37%, 12/15/21(d)		549	318,453
5.80%, 10/15/22(d)		300	177,000
8.00%, 02/01/27(b)		16,181	7,685,975
USA Compression Partners LP:
6.88%, 04/01/26		16,754	10,471,250
6.88%, 09/01/27		13,748	8,523,760

			67,571,732

Entertainment — 0.8%
Banijay Entertainment SASU, 3.50%, 03/01/25	EUR	1,392	1,380,602
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24	USD	5,145	4,527,600
5.88%, 11/01/24		6,779	5,796,045
Live Nation Entertainment, Inc.(b):
4.88%, 11/01/24		1,849	1,683,256
4.75%, 10/15/27		2,391	2,127,990
Netflix, Inc.:
4.88%, 04/15/28		6,750	6,952,500
5.88%, 11/15/28		51,243	54,753,146
3.88%, 11/15/29	EUR	1,430	1,540,541
5.38%, 11/15/29(b)	USD	23,765	24,659,752
3.63%, 06/15/30	EUR	4,067	4,373,357
4.88%, 06/15/30(b)	USD	10,836	11,000,165
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	1,879	2,170,532

			120,965,486

Equity Real Estate Investment Trusts (REITs) — 3.5%
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)	USD	5,138	4,168,870
Crown Castle International Corp.:
3.30%, 07/01/30		8,200	8,132,678
4.15%, 07/01/50		6,845	6,769,705
GLP Capital LP:
5.38%, 04/15/26		3,645	3,230,928
5.75%, 06/01/28		4,199	3,710,657
4.00%, 01/15/30		26,174	22,007,099
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	2,332	2,607,267
Iron Mountain, Inc.:
3.00%, 01/15/25	EUR	823	797,248
4.88%, 09/15/27(b)	USD	5,469	5,304,930
5.25%, 03/15/28(b)		8,371	8,268,874
4.88%, 09/15/29(b)		8,984	8,439,390
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		38,340	36,806,400
4.50%, 09/01/26		24,910	20,675,300
5.75%, 02/01/27		4,476	3,894,120
4.50%, 01/15/28		17,735	15,074,750
MPT Operating Partnership LP:
5.50%, 05/01/24		7,145	6,948,512
5.25%, 08/01/26		4,582	4,495,240
5.00%, 10/15/27		46,562	45,165,140
4.63%, 08/01/29		21,634	20,119,620
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		25,222	18,916,500
SBA Communications Corp.:
4.00%, 10/01/22		17,098	17,092,871
4.88%, 09/01/24		33,194	33,650,417
3.88%, 02/15/27(b)		40,021	40,121,053
Uniti Group LP(b):
6.00%, 04/15/23		7,934	7,219,940

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
7.88%, 02/15/25	USD	24,950	$22,938,531
VICI Properties LP(b):
3.50%, 02/15/25		18,185	16,957,512
4.25%, 12/01/26		53,432	49,023,860
3.75%, 02/15/27		22,580	21,281,650
4.63%, 12/01/29		24,400	22,262,072
4.13%, 08/15/30		63,186	59,157,893

			535,239,027

Food & Staples Retailing — 0.7%
Albertsons Cos., Inc.:
5.75%, 03/15/25		1,898	1,917,739
4.63%, 01/15/27(b)		22,997	22,882,015
5.88%, 02/15/28(b)		19,068	19,407,410
4.88%, 02/15/30(b)		11,009	10,981,478
Casino Guichard Perrachon SA(d):
3.58%, 02/07/25	EUR	500	440,818
4.05%, 08/05/26		900	784,162
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21		2,100	1,621,263
Iceland Bondco plc:
6.75%, 07/15/24	GBP	1,000	980,514
4.63%, 03/15/25		2,200	2,172,433
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(a)	EUR	2,500	2,571,229
Quatrim SASU, 5.88%, 01/15/24		600	643,426
Sysco Corp.:
5.65%, 04/01/25	USD	7,335	7,636,176
5.95%, 04/01/30		9,383	9,850,649
6.60%, 04/01/40		11,350	12,237,547
6.60%, 04/01/50		11,350	11,900,439

			106,027,298

Food Products — 2.0%
Chobani LLC, 7.50%, 04/15/25(b)		25,483	23,189,530
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		4,540	4,402,438
General Mills, Inc., 2.88%, 04/15/30		1,315	1,312,370
JBS Investments II GmbH, 7.00%, 01/15/26(b)		1,800	1,793,844
JBS USA LUX SA(b):
5.88%, 07/15/24		28,109	28,460,362
5.75%, 06/15/25		23,955	24,194,550
6.75%, 02/15/28		6,468	6,891,525
6.50%, 04/15/29		39,331	42,190,364
5.50%, 01/15/30		3,373	3,482,622
Kraft Heinz Foods Co.:
2.25%, 05/25/28	EUR	1,500	1,415,991
5.00%, 07/15/35	USD	6,073	6,037,827
6.88%, 01/26/39		13,291	15,202,566
4.63%, 10/01/39(b)		8,828	7,905,812
6.50%, 02/09/40		8,755	9,553,199
5.00%, 06/04/42		3,696	3,499,321
5.20%, 07/15/45		11,149	10,718,567
4.38%, 06/01/46		25,291	22,782,575
4.88%, 10/01/49(b)		48,221	43,845,637
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	1,000	1,036,280
Post Holdings, Inc.(b):
5.00%, 08/15/26	USD	10,588	10,896,640
5.75%, 03/01/27		280	286,919
5.63%, 01/15/28		4,943	5,017,145
5.50%, 12/15/29		5,659	5,870,081
4.63%, 04/15/30		18,354	17,573,955
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	800	906,634
Simmons Foods, Inc., 7.75%, 01/15/24(b)	USD	13,292	13,292,000

			311,758,754

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)	USD	13,086	$12,758,850

Health Care Equipment & Supplies — 0.7%
Baxter International, Inc., 3.95%, 04/01/30(b)	.	1,720	1,844,177
Hologic, Inc.(b):
4.38%, 10/15/25		8,587	8,503,620
4.63%, 02/01/28		15,045	15,082,613
Immucor, Inc., 11.13%, 02/15/22(b)		4,666	4,199,400
Ortho-Clinical Diagnostics, Inc.(b):
6.63%, 05/15/22		22,781	21,528,045
7.25%, 02/01/28		58,631	50,416,797
Teleflex, Inc.:
4.88%, 06/01/26		7,653	7,576,470
4.63%, 11/15/27		1,930	1,927,877

			111,078,999

Health Care Providers & Services — 5.0%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22.		5,468	5,211,704
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		10,075	8,718,420
Centene Corp.(b):
5.25%, 04/01/25		15,431	15,508,155
5.38%, 06/01/26		13,657	14,068,212
5.38%, 08/15/26		19,670	20,063,400
4.25%, 12/15/27		43,227	42,362,460
4.63%, 12/15/29		66,790	67,123,950
3.38%, 02/15/30		9,072	8,436,960
Community Health Systems, Inc.(b):
8.63%, 01/15/24		39,099	38,598,142
6.63%, 02/15/25		20,376	18,847,800
8.00%, 03/15/26		58,022	55,120,900
Encompass Health Corp., 5.75%, 11/01/24		273	274,283
HCA, Inc.:
5.38%, 02/01/25		22,487	22,992,957
5.88%, 02/15/26		3,301	3,474,302
5.38%, 09/01/26		24,034	24,755,020
5.63%, 09/01/28		54,534	57,080,738
5.88%, 02/01/29		16,805	17,771,288
3.50%, 09/01/30		64,621	58,624,918
LifePoint Health, Inc., 4.38%, 02/15/27(b)		3,392	3,195,264
MEDNAX, Inc.(b):
5.25%, 12/01/23		8,268	6,738,420
6.25%, 01/15/27		12,425	9,971,062
Molina Healthcare, Inc.:
5.38%, 11/15/22(d)		4,903	4,780,425
4.88%, 06/15/25(b)		6,455	6,293,625
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(j)		23,850	18,483,586
Radiology Partners, Inc., 9.25%, 02/01/28(b)		7,908	6,846,345
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		34,622	24,928,140
10.00%, 04/15/27		16,772	11,740,400
Tenet Healthcare Corp.:
8.13%, 04/01/22		48,460	46,158,150
4.63%, 07/15/24		7,561	7,220,755
4.63%, 09/01/24(b)		11,186	10,713,951
4.88%, 01/01/26(b)		59,643	56,809,957
6.25%, 02/01/27(b)		30,750	29,981,250
5.13%, 11/01/27(b)		38,987	37,135,118
Vizient, Inc., 6.25%, 05/15/27(b)		15,397	15,018,465

			775,048,522

Health Care Technology — 0.2%
IQVIA, Inc.:
3.25%, 03/15/25(b)	EUR	1,962	2,109,827
3.25%, 03/15/25		11,575	12,447,120
5.00%, 10/15/26(b)	USD	9,931	10,129,620

Security		Par (000)	Value

Health Care Technology (continued)
5.00%, 05/15/27(b)	USD	10,301	$10,532,773

			35,219,340

Hotels, Restaurants & Leisure — 3.2%
1011778 BC ULC(b):
4.25%, 05/15/24		5,511	5,497,168
5.00%, 10/15/25		42,678	40,757,063
3.88%, 01/15/28		15,748	14,960,600
4.38%, 01/15/28		25,971	23,994,607
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	1,140	1,052,214
Boyne USA, Inc., 7.25%, 05/01/25(b)	USD	8,910	8,509,050
Cedar Fair LP, 5.25%, 07/15/29(b)		10,559	8,922,355
Churchill Downs, Inc.(b):
5.50%, 04/01/27		24,555	23,147,262
4.75%, 01/15/28		24,790	21,567,300
Cirsa Finance International SARL:
7.88%, 12/20/23(b)		600	499,770
4.75%, 05/22/25	EUR	100	66,312
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(b)	USD	1,300	445,250
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	1,511	1,506,094
4.88%, 08/28/25		350	344,286
Eldorado Resorts, Inc., 6.00%, 09/15/26	USD	4,530	4,088,325
Explorer II A/S, 3.38%, 02/24/25	EUR	1,102	711,055
Golden Nugget, Inc., 6.75%, 10/15/24(b)	USD	57,357	36,128,601
Greene King Finance plc, Series B2, (LIBOR
GBP 3 Month + 2.08%), 2.57%, 03/15/36(a)	GBP	100	109,481
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24	USD	6,432	6,013,920
5.13%, 05/01/26		15,166	14,256,040
4.88%, 01/15/30		43,326	36,827,100
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		966	898,380
4.88%, 04/01/27		4,937	4,690,150
IRB Holding Corp., 6.75%, 02/15/26(b)		3,678	2,897,951
KFC Holding Co.(b):
5.00%, 06/01/24		2,000	1,960,000
5.25%, 06/01/26		7,623	7,612,328
Las Vegas Sands Corp.:
2.90%, 06/25/25		2,276	2,063,355
3.50%, 08/18/26		2,312	2,114,735
3.90%, 08/08/29		1,486	1,280,703
LHMC Finco 2 SARL:
7.25%, (7.25% Cash or 8.00% PIK), 10/02/25(j)	EUR	2,420	1,014,227
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26	USD	1,952	1,698,240
McDonald’s Corp.:
3.50%, 07/01/27		6,660	6,996,459
3.60%, 07/01/30		6,240	6,551,569
4.20%, 04/01/50		2,805	3,137,518
MGM Resorts International:
7.75%, 03/15/22		29,542	29,261,942
6.00%, 03/15/23		21,120	20,380,800
5.75%, 06/15/25		744	665,880
Motion Bondco DAC, 6.63%, 11/15/27(b)		3,667	2,566,900
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	545	453,553
Scientific Games International, Inc.:
5.00%, 10/15/25(b)	USD	17,355	15,098,850
3.38%, 02/15/26	EUR	8,200	6,967,328
8.25%, 03/15/26(b)	USD	41,717	26,703,469
7.00%, 05/15/28(b)		11,251	6,919,365
7.25%, 11/15/29(b)		4,781	2,988,125
Sisal Group SpA, 7.00%, 07/31/23	EUR	688	618,372

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	9,256	$7,844,460
5.50%, 04/15/27		10,721	9,032,442
Station Casinos LLC, 4.50%, 02/15/28(b)		10,413	8,434,530
Viking Cruises Ltd., 6.25%, 05/15/25(b)		3,000	1,920,000
William Hill plc, 4.75%, 05/01/26	GBP	2,000	1,894,580
Wyndham Destinations, Inc.(d):
5.40%, 04/01/24	USD	288	243,360
5.75%, 04/01/27		3,170	2,646,950
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		5,341	4,646,670
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)		7,671	6,942,255
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		18,620	16,944,200
Yum! Brands, Inc.:
7.75%, 04/01/25(b)		17,417	18,287,850
4.75%, 01/15/30(b)		13,488	12,678,720
5.35%, 11/01/43		718	610,300

			497,070,369

Household Durables — 1.1%
Ashton Woods USA LLC, 6.63%, 01/15/28(b)	.	3,575	2,824,250
Brookfield Residential Properties, Inc.(b):
6.25%, 09/15/27		6,121	5,309,356
4.88%, 02/15/30		17,393	13,213,462
Installed Building Products, Inc., 5.75%, 02/01/28(b)		6,390	6,086,475
K. Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		17,192	17,578,820
Lennar Corp.:
8.38%, 01/15/21		7,612	7,726,180
6.25%, 12/15/21		3,054	3,046,365
4.88%, 12/15/23		3,645	3,572,100
5.25%, 06/01/26		4,134	4,206,345
4.75%, 11/29/27		13,523	13,489,193
Mattamy Group Corp.(b):
5.25%, 12/15/27		7,685	7,147,050
4.63%, 03/01/30		10,018	8,615,480
MDC Holdings, Inc., 6.00%, 01/15/43		5,518	5,217,269
Meritage Homes Corp., 5.13%, 06/06/27		2,751	2,585,940
PulteGroup, Inc.:
5.00%, 01/15/27		1,006	1,003,787
7.88%, 06/15/32		1,100	1,210,000
6.38%, 05/15/33		12,608	12,742,905
6.00%, 02/15/35		7,702	7,759,765
Shea Homes LP, 4.75%, 02/15/28(b)		6,251	5,336,791
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		9,532	8,853,036
Tempur Sealy International, Inc., 5.50%, 06/15/26		218	190,783
TRI Pointe Group, Inc.:
4.88%, 07/01/21		882	819,246
5.88%, 06/15/24		1,663	1,544,894
5.25%, 06/01/27		4,958	4,411,132
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		5,199	5,071,624
6.88%, 08/15/23		17,248	15,695,680

			165,257,928

Household Products — 0.2%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		4,126	4,167,260
7.75%, 01/15/27		6,649	6,873,071
Kimberly-Clark Corp., 3.10%, 03/26/30		2,485	2,688,322
Procter & Gamble Co. (The), 3.60%, 03/25/50		6,325	7,772,212
Spectrum Brands, Inc.:
5.75%, 07/15/25		2,010	1,879,350

Security		Par (000)	Value

Household Products (continued)
5.00%, 10/01/29(b)	USD	3,870	$3,289,500

			26,669,715

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.:
5.50%, 02/01/24		1,905	1,809,750
5.75%, 01/15/25		19,766	18,283,550
5.25%, 06/01/26(b)		13,100	12,445,000
4.50%, 02/15/28(b)		18,275	17,713,044
5.13%, 03/15/28(b)		64,728	59,549,760
Clearway Energy Operating LLC:
5.75%, 10/15/25		10,270	10,167,300
4.75%, 03/15/28(b)		6,079	5,638,272
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		5,916	5,872,695
Talen Energy Supply LLC:
6.50%, 06/01/25		2,804	1,815,029
10.50%, 01/15/26(b)		2,376	1,710,720

			135,005,120

Industrial Conglomerates — 0.1%
3M Co.:
3.05%, 04/15/30		3,750	3,906,879
3.70%, 04/15/50		6,445	7,284,367

			11,191,246

Insurance — 1.2%
Achmea BV, (EURIBOR Swap Rate 5 Year + 4.78%), 4.62%(a)(l)	EUR	1,400	1,269,495
Acrisure LLC, 8.13%, 02/15/24(b)	USD	4,160	4,052,048
Aflac, Inc., 3.60%, 04/01/30		16,420	16,630,768
AIA Group Ltd., 3.38%, 04/07/30(b)		6,735	6,764,402
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27(b)		49,255	46,122,382
AmWINS Group, Inc., 7.75%, 07/01/26(b)		15,483	15,173,340
Ardonagh Midco 3 plc, 8.63%, 07/15/23(b)		14,831	13,199,590
Assicurazioni Generali SpA(a):
(EURIBOR 3 Month + 4.50%), 4.60%(l)	EUR	1,800	1,945,516
(EURIBOR 3 Month + 5.35%), 5.00%, 06/08/48		900	1,057,040
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	1,984	2,222,822
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	13,219	12,161,480
HUB International Ltd., 7.00%, 05/01/26(b)		53,595	53,059,050
NFP Corp., 8.00%, 07/15/25(b)		8,670	7,933,050

			181,590,983

Interactive Media & Services — 0.2%(b)
Match Group, Inc., 4.13%, 08/01/30		11,975	10,702,656
Rackspace Hosting, Inc., 8.63%, 11/15/24		11,802	10,592,295
Twitter, Inc., 3.88%, 12/15/27		4,852	4,667,018

			25,961,969

Internet & Direct Marketing Retail — 0.0%
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)		7,055	7,119,906

IT Services — 1.3%
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	1,247	1,258,959
9.75%, 09/01/26(b)	USD	87,835	77,294,800
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		17,071	16,729,580
Mastercard, Inc.:
3.35%, 03/26/30		8,840	9,789,671
3.85%, 03/26/50		4,760	5,833,126
Presidio Holdings, Inc.(b):
4.88%, 02/01/27		19,078	17,074,810
8.25%, 02/01/28		11,812	10,409,325
Science Applications International Corp., 4.88%, 04/01/28(b)		11,057	10,614,720
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		47,610	43,566,007

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
United Group BV:
4.88%, 07/01/24	EUR	1,796	$1,787,680
(EURIBOR 3 Month + 3.25%), 3.25%, 02/15/26(a)		1,021	888,327
3.63%, 02/15/28		1,604	1,431,516
WEX, Inc., 4.75%, 02/01/23(b)	USD	8,539	8,197,440

			204,875,961

Leisure Products — 0.3%
Mattel, Inc.:
6.75%, 12/31/25(b)		33,177	33,737,691
5.88%, 12/15/27(b)		10,302	10,588,396
6.20%, 10/01/40		1,322	1,093,955
5.45%, 11/01/41		6,126	4,839,540

			50,259,582

Life Sciences Tools & Services — 0.8%
Avantor, Inc.:
4.75%, 10/01/24	EUR	1,237	1,298,802
6.00%, 10/01/24(b)	USD	69,762	73,089,647
9.00%, 10/01/25(b)		25,669	27,021,756
Charles River Laboratories International, Inc.(b):
5.50%, 04/01/26		9,272	9,550,160
4.25%, 05/01/28		4,589	4,423,337
Thermo Fisher Scientific, Inc., 4.50%, 03/25/30		5,820	6,542,480

			121,926,182

Machinery — 1.2%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		8,828	8,588,894
Colfax Corp.(b):
6.00%, 02/15/24		20,111	19,407,115
6.38%, 02/15/26		17,717	17,451,245
Deere & Co.:
3.10%, 04/15/30		4,175	4,419,053
3.75%, 04/15/50		3,080	3,515,925
EnPro Industries, Inc., 5.75%, 10/15/26		6,448	6,206,200
Grinding Media, Inc., 7.38%, 12/15/23(b)		11,889	11,090,059
Husky III Holding Ltd., 13.00%, (13.00% Cash or 13.75% PIK), 02/15/25(b)(j)		15,269	11,214,775
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b)		2,322	2,054,970
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		7,959	7,700,332
Navistar International Corp., 6.63%, 11/01/25(b)		17,037	14,183,303
Novafives SAS, 5.00%, 06/15/25	EUR	1,660	997,900
Platin 1426 GmbH, 5.38%, 06/15/23		723	608,414
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	22,821	21,337,635
SPX FLOW, Inc.(b):
5.63%, 08/15/24		8,322	8,072,340
5.88%, 08/15/26		1,391	1,335,360
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		7,007	6,922,320
Terex Corp., 5.63%, 02/01/25(b)		4,154	3,905,175
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		35,658	29,774,430
Wabash National Corp., 5.50%, 10/01/25(b)		14,911	11,854,245

			190,639,690

Marine — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	2,600	1,946,819

Media — 5.1%
Adelphia Commercial Bonds, Escrow, Series B, 0.00%, 12/31/49(e)(f)(m)	USD	800	—
Altice Financing SA:
2.25%, 01/15/25	EUR	1,751	1,711,217
7.50%, 05/15/26(b)	USD	58,894	57,062,397
3.00%, 01/15/28	EUR	1,649	1,598,985
5.00%, 01/15/28(b)	USD	18,472	16,347,720
AMC Networks, Inc.:
4.75%, 12/15/22		733	710,790
4.75%, 08/01/25		6,612	6,430,170

Security		Par (000)	Value

Media (continued)
Block Communications, Inc., 4.88%, 03/01/28(b)	USD	6,846	$6,366,780
Century Communications Corp. Escrow, 0.00%, 03/15/13(e)(f)(m)		625	—
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24		29,937	25,670,977
5.13%, 08/15/27		79,856	75,563,740
Comcast Corp.:
3.40%, 04/01/30		9,645	10,454,211
3.75%, 04/01/40		5,205	5,875,909
CSC Holdings LLC:
5.38%, 07/15/23(b)		1,288	1,287,987
5.25%, 06/01/24		15,856	15,895,481
7.75%, 07/15/25(b)		30,986	32,225,440
6.63%, 10/15/25(b)		479	503,578
10.88%, 10/15/25(b)		63,757	68,937,256
5.50%, 05/15/26(b)		6,862	7,097,710
5.38%, 02/01/28(b)		11,213	11,437,260
6.50%, 02/01/29(b)		17,034	18,370,999
5.75%, 01/15/30(b)		18,014	18,166,398
Diamond Sports Group LLC, 5.38%, 08/15/26(b)		22,492	18,275,200
DISH DBS Corp.:
6.75%, 06/01/21		23,677	24,008,478
5.88%, 07/15/22		55,407	53,956,445
5.00%, 03/15/23		33,966	32,498,669
5.88%, 11/15/24		9,888	9,616,080
7.75%, 07/01/26		4,563	4,688,482
DISH Network Corp.(n):
2.38%, 03/15/24		3,067	2,430,598
3.38%, 08/15/26		24,335	19,756,406
Entercom Media Corp., 6.50%, 05/01/27(b)		11,894	10,318,045
Fox Corp., 3.05%, 04/07/25		855	853,666
GCI LLC, 6.63%, 06/15/24(b)		8,240	8,157,600
Gray Television, Inc., 5.13%, 10/15/24(b)		1,771	1,731,152
iHeartCommunications, Inc., 4.75%, 01/15/28(b)		2,619	2,357,100
Lamar Media Corp., 4.00%, 02/15/30(b)		2,803	2,606,790
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		19,984	19,684,240
Meredith Corp., 6.88%, 02/01/26		3,766	3,303,912
Midcontinent Communications, 5.38%, 08/15/27(b)		8,651	8,376,028
Outfront Media Capital LLC, 5.00%, 08/15/27(b)		15,786	14,523,120
Quebecor Media, Inc., 5.75%, 01/15/23		1,537	1,559,886
Radiate Holdco LLC(b):
6.88%, 02/15/23		6,295	5,728,450
6.63%, 02/15/25		7,629	6,484,650
SES SA, (EUR Swap Annual 5 Year + 5.40%), 5.62%(a)(l)	EUR	2,500	2,559,037
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24	USD	3,230	3,278,224
5.38%, 04/15/25		1,248	1,260,467
5.00%, 08/01/27		24,422	24,785,888
5.50%, 07/01/29		18,027	18,387,540
Summer BC Holdco A SARL, 9.25%, 10/31/27	EUR	1,802	1,623,563
Summer BC Holdco B SARL, 5.75%, 10/31/26		5,100	4,679,825
Summer BidCo BV:
9.00%, (9.00% Cash or 9.75% PIK), 11/15/25(j)		3,715	3,603,886
TEGNA, Inc.(b):
5.50%, 09/15/24	USD	2,361	2,242,950
4.63%, 03/15/28		446	391,922
Tele Columbus AG, 3.88%, 05/02/25	EUR	1,600	1,460,240
Telenet Finance Luxembourg Notes SARL:
3.50%, 03/01/28		1,000	1,036,726
5.50%, 03/01/28(b)	USD	17,200	15,996,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		29,427	24,865,815

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	4,906	$4,341,810
5.13%, 02/15/25		7,260	6,189,150
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR	1,554	1,550,928
Videotron Ltd., 5.13%, 04/15/27(b)	USD	3,869	3,869,000
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	2,962	3,077,316
WMG Acquisition Corp., 5.50%, 04/15/26(b)	USD	6,577	6,429,017
Ziggo Bond Co. BV(b):
6.00%, 01/15/27		2,725	2,643,250
5.13%, 02/28/30		11,000	10,780,000
Ziggo BV:
4.25%, 01/15/27	EUR	3,081	3,367,125
5.50%, 01/15/27(b)	USD	10,150	10,150,000
2.88%, 01/15/30	EUR	1,018	1,021,705
4.88%, 01/15/30(b)	USD	4,994	4,863,831

			797,085,217

Metals & Mining — 2.9%
Allegheny Technologies, Inc., 5.88%, 12/01/27		9,527	7,931,227
Anglo American Capital plc(b):
5.38%, 04/01/25		20,765	20,983,148
5.63%, 04/01/30		30,560	30,991,625
Arconic Corp., 6.13%, 02/15/28(b)		9,216	9,423,360
Big River Steel LLC, 7.25%, 09/01/25(b)		17,315	15,756,650
Cleveland-Cliffs, Inc., 6.75%, 03/15/26(b)		3,279	2,918,310
Constellium SE(b):
5.75%, 05/15/24		29,151	26,020,183
6.63%, 03/01/25		17,252	15,526,800
5.88%, 02/15/26		31,989	27,830,430
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		2,833	2,737,386
3.88%, 03/15/23		44,720	42,260,400
4.55%, 11/14/24		21,912	20,641,104
4.25%, 03/01/30		15,537	13,517,190
5.45%, 03/15/43		120,007	107,406,265
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		1,771	1,647,030
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		9,857	8,748,088
New Gold, Inc.(b):
6.25%, 11/15/22		13,365	12,980,756
6.38%, 05/15/25		12,300	11,431,313
Novelis Corp.(b):
5.88%, 09/30/26		34,271	33,632,360
4.75%, 01/30/30		38,657	34,404,730
thyssenkrupp AG:
1.88%, 03/06/23	EUR	1,147	1,106,898
2.88%, 02/22/24		6,772	6,572,578
2.50%, 02/25/25		200	190,250

			454,658,081

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21 USD		3,256	2,979,240

Multiline Retail — 0.0%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	770	846,142

Oil, Gas & Consumable Fuels — 4.3%
Apache Corp., 3.25%, 04/15/22	USD	471	353,627
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		29,144	17,049,240
Baytex Energy Corp., 8.75%, 04/01/27(b)		15,350	5,856,025
Buckeye Partners LP:
4.13%, 03/01/25(b)		2,597	2,189,271
3.95%, 12/01/26		2,631	2,156,631
4.50%, 03/01/28(b)		6,121	5,019,220
5.85%, 11/15/43		6,841	4,581,417

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.60%, 10/15/44	USD	8,956	$5,642,280
Callon Petroleum Co.:
6.25%, 04/15/23		22,909	5,440,888
6.13%, 10/01/24		11,650	2,067,875
8.25%, 07/15/25		15,782	2,525,120
6.38%, 07/01/26		12,657	2,120,047
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		9,314	2,281,930
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		5,341	4,743,388
Cheniere Energy Partners LP:
5.25%, 10/01/25		868	798,560
5.63%, 10/01/26		5,046	4,642,320
4.50%, 10/01/29(b)		18,748	16,310,760
Chesapeake Energy Corp., 11.50%, 01/01/25(b)		27,218	4,627,060
Cimarex Energy Co., 4.38%, 06/01/24		3,547	2,795,216
CNX Resources Corp., 5.88%, 04/15/22		32,253	29,511,495
Comstock Resources, Inc.:
7.50%, 05/15/25(b)		13,859	9,008,350
9.75%, 08/15/26		5,869	4,180,489
Continental Resources, Inc., 5.00%, 09/15/22		1,219	777,649
Crestwood Midstream Partners LP:
6.25%, 04/01/23(d)		7,097	3,975,739
5.63%, 05/01/27(b)		17,126	9,414,334
CrownRock LP, 5.63%, 10/15/25(b)		54,903	28,549,560
CVR Energy, Inc.(b):
5.25%, 02/15/25		12,037	9,358,767
5.75%, 02/15/28		4,096	3,061,760
DCP Midstream Operating LP:
5.38%, 07/15/25		7,807	5,330,620
5.13%, 05/15/29		9,524	5,999,644
6.45%, 11/03/36(b)		14,865	7,130,740
6.75%, 09/15/37(b)		12,293	6,638,220
Denbury Resources, Inc., 9.00%, 05/15/21(b)		12,718	3,720,015
Diamondback Energy, Inc., 3.50%, 12/01/29 .		792	538,499
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		22,061	15,226,723
5.75%, 01/30/28		22,975	15,623,000
EnLink Midstream LLC, 5.38%, 06/01/29		502	261,040
EnLink Midstream Partners LP:
4.40%, 04/01/24		15,993	8,071,667
4.15%, 06/01/25		377	182,732
4.85%, 07/15/26		1,948	957,832
5.60%, 04/01/44		7,271	2,453,962
5.05%, 04/01/45		1,306	476,298
EnQuest plc, 0.00%, (0.00% Cash or 7.00% PIK), 04/15/22(b)(j)(k)		478	114,720
EQT Corp.:
3.90%, 10/01/27		3,151	2,173,245
7.00%, 02/01/30(d)		954	710,749
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		25,017	4,440,518
5.63%, 02/01/26		22,123	3,650,295
Genesis Energy LP:
6.00%, 05/15/23		10,314	7,481,260
5.63%, 06/15/24		11,166	7,816,200
6.50%, 10/01/25		715	516,802
7.75%, 02/01/28		3,517	2,448,535
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		23,178	14,833,920
Hess Midstream Operations LP(b):
5.63%, 02/15/26		10,696	7,552,071
5.13%, 06/15/28		3,833	2,693,833
Holly Energy Partners LP, 5.00%, 02/01/28(b)		11,011	9,221,712

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)	USD	23,754	$15,677,640
Ithaca Energy North Sea plc, 9.38%, 07/15/24(b)		1,075	505,250
Matador Resources Co., 5.88%, 09/15/26		16,347	4,789,671
MEG Energy Corp.(b):
7.00%, 03/31/24		761	351,011
6.50%, 01/15/25		25,227	15,956,078
7.13%, 02/01/27		17,020	8,409,922
MPLX LP, 6.38%, 05/01/24(b)		4,824	4,327,437
Murphy Oil Corp.:
5.75%, 08/15/25		485	259,523
5.87%, 12/01/42(d)		1,714	702,569
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		2,826	1,582,560
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		12,239	12,184,090
NuStar Logistics LP, 6.00%, 06/01/26		6,462	4,781,880
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		7,145	6,073,148
4.85%, 03/15/21		5,010	4,205,849
2.60%, 08/13/21		10,019	7,877,882
2.70%, 08/15/22		7,115	5,073,319
Parkland Fuel Corp., 5.88%, 07/15/27(b)		11,300	10,592,620
Parsley Energy LLC(b):
5.38%, 01/15/25		10,784	8,330,424
5.25%, 08/15/25		6,084	4,623,840
5.63%, 10/15/27		1,691	1,192,155
4.13%, 02/15/28		10,485	7,129,800
PBF Holding Co. LLC:
7.25%, 06/15/25		4,230	2,835,369
6.00%, 02/15/28(b)		5,552	3,664,320
PDC Energy, Inc.:
1.13%, 09/15/21(n)		10,294	8,396,321
6.13%, 09/15/24		9,081	4,846,984
6.25%, 12/01/25		2,220	1,087,467
5.75%, 05/15/26		6,740	3,774,400
QEP Resources, Inc.:
6.88%, 03/01/21		8,213	4,188,630
5.38%, 10/01/22		19,076	8,965,720
5.25%, 05/01/23		9,333	3,453,210
5.63%, 03/01/26		14,129	5,157,085
Range Resources Corp.:
5.88%, 07/01/22		1,521	1,095,120
5.00%, 08/15/22		9,151	6,860,505
5.00%, 03/15/23		10,232	7,469,360
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22		1,093	1,060,322
SM Energy Co.:
1.50%, 07/01/21(n)		33,932	12,253,645
6.13%, 11/15/22		11,121	4,705,606
5.00%, 01/15/24		7,606	2,509,980
5.63%, 06/01/25		3,710	1,011,012
6.75%, 09/15/26		3,106	931,800
6.63%, 01/15/27		4,151	1,208,211
Southwestern Energy Co., 4.10%, 03/15/22		11,690	8,767,500
Sunoco LP:
4.88%, 01/15/23		4,626	4,417,830
5.50%, 02/15/26		680	588,390
6.00%, 04/15/27		1,429	1,228,940
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		4,987	2,742,850
6.00%, 03/01/27		5,446	2,886,380
Targa Resources Partners LP:
4.25%, 11/15/23		4,722	4,064,225
5.13%, 02/01/25		4,963	4,230,461
5.88%, 04/15/26		9,191	7,628,530
5.38%, 02/01/27		1,247	1,026,281
6.50%, 07/15/27		12,857	10,960,593

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.00%, 01/15/28	USD	11,122	$8,965,055
6.88%, 01/15/29		11,822	9,516,710
5.50%, 03/01/30(b)		17,033	13,156,289
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		10,671	10,590,967
5.00%, 01/31/28		2,896	3,034,429
4.75%, 01/15/30		15,543	15,076,710
Viper Energy Partners LP, 5.38%, 11/01/27(b)		4,881	4,100,040
WPX Energy, Inc.:
8.25%, 08/01/23		8,856	6,509,160
5.75%, 06/01/26		7,872	4,487,040
5.25%, 10/15/27		3,464	1,905,200
4.50%, 01/15/30		19,954	10,835,022

			672,124,207

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(b)		9,325	8,998,625
WEPA Hygieneprodukte GmbH, (EURIBOR 3 Month + 2.88%), 2.88%, 12/15/26(a)	EUR	837	810,044

			9,808,669

Personal Products — 0.0%
Coty, Inc.:
4.00%, 04/15/23		1,300	1,197,198
4.75%, 04/15/26		1,600	1,445,240

			2,642,438

Pharmaceuticals — 2.3%
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26	USD	9,296	9,824,013
8.50%, 01/31/27		49,623	51,856,035
Bausch Health Cos., Inc.:
5.50%, 03/01/23(b)		6,847	6,710,060
4.50%, 05/15/23	EUR	21,071	22,238,061
5.88%, 05/15/23(b)	USD	982	977,090
7.00%, 03/15/24(b)		5,000	5,093,700
6.13%, 04/15/25(b)		33,644	33,139,340
5.50%, 11/01/25(b)		13,833	13,975,480
9.00%, 12/15/25(b)		23,381	24,648,250
5.75%, 08/15/27(b)		19,291	19,862,014
7.00%, 01/15/28(b)		18,411	18,897,050
5.00%, 01/30/28(b)		4,201	3,977,087
7.25%, 05/30/29(b)		21,116	21,914,185
5.25%, 01/30/30(b)		517	488,854
Catalent Pharma Solutions, Inc.:
4.88%, 01/15/26(b)		15,224	14,767,280
5.00%, 07/15/27(b)		13,125	12,731,250
2.38%, 03/01/28	EUR	4,815	4,890,353
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27		1,530	1,544,005
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.87%, 06/30/26(a)		746	728,146
Elanco Animal Health, Inc., 5.65%, 08/28/28(d)	USD	5,904	6,224,895
Endo DAC, 6.00%, 07/15/23(b)		10,251	7,425,619
Nidda BondCo GmbH:
5.00%, 09/30/25	EUR	500	474,572
7.25%, 09/30/25		2,899	2,817,448
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		3,835	3,901,826
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	53,866	53,596,670
Pfizer, Inc., 2.63%, 04/01/30		5,250	5,520,188
Rossini SARL, 6.75%, 10/30/25	EUR	3,657	4,032,967
Teva Pharmaceutical Finance Netherlands II BV:
1.88%, 03/31/27		600	532,287
1.63%, 10/15/28		500	425,478

			353,214,203

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services — 1.0%
ASGN, Inc., 4.63%, 05/15/28(b)	USD	14,079	$13,077,983
Dun & Bradstreet Corp. (The)(b):
6.88%, 08/15/26		33,673	35,019,920
10.25%, 02/15/27		31,308	33,186,480
House of Finance NV (The), 4.38%, 07/15/26	EUR	356	280,728
Intertrust Group BV, 3.38%, 11/15/25		4,373	4,591,479
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	61,394	62,468,395

			148,624,985

Real Estate Management & Development — 0.2%
ADLER Real Estate AG:
1.50%, 04/17/22	EUR	400	412,043
1.88%, 04/27/23		100	99,813
3.00%, 04/27/26		1,700	1,625,407
Citycon OYJ, (EUR Swap Annual 5 Year + 4.71%), 4.50%(a)(l)		1,700	1,379,948
Consus Real Estate AG:
Series CC1, 4.00%, 11/29/22(n)		700	582,883
9.63%, 05/15/24		841	751,306
Five Point Operating Co. LP, 7.88%, 11/15/25(b) USD		8,725	7,503,500
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		2,428	2,197,486
Heimstaden Bostad AB, (EUR Swap Annual 5 Year + 3.67%), 3.25%(a)(l)	EUR	925	823,797
Howard Hughes Corp. (The), 5.38%, 03/15/25(b) USD		3,747	3,625,222
Newmark Group, Inc., 6.13%, 11/15/23		5,333	5,424,879
Peach Property Finance GmbH, 3.50%, 02/15/23	EUR	763	801,076
Summit Properties Ltd., 2.00%, 01/31/25		1,440	1,333,058
TLG Finance SARL, (EUR Swap Annual 5 Year + 3.98%), 3.38%(a)(l)		2,100	2,160,592
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32(d)	GBP	3,266	4,536,656

			33,257,666

Road & Rail — 0.4%
Ashtead Capital, Inc.(b):
5.25%, 08/01/26	USD	1,100	1,047,750
4.00%, 05/01/28		6,915	5,960,730
4.25%, 11/01/29		3,621	3,067,186
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)		10,092	9,082,800
Kapla Holding SAS:
(EURIBOR 3 Month + 3.25%), 3.25%, 12/15/26(a)	EUR	720	516,157
3.38%, 12/15/26		794	569,207
Loxam SAS:
4.25%, 04/15/24		1,100	1,031,211
3.25%, 01/14/25		1,431	1,254,709
3.75%, 07/15/26		1,202	1,058,560
Uber Technologies, Inc.(b):
7.50%, 11/01/23	USD	11,817	11,492,742
8.00%, 11/01/26		8,450	8,386,625
7.50%, 09/15/27		13,461	13,288,699

			56,756,376

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		3,867	4,099,020
Entegris, Inc., 4.63%, 02/10/26(b)		7,360	6,992,000
Infineon Technologies AG, (EUR Swap Annual 5 Year + 3.39%), 2.87%(a)(l)	EUR	2,000	2,063,720
NVIDIA Corp.:
2.85%, 04/01/30	USD	1,255	1,309,738
3.50%, 04/01/40		2,900	3,076,781
3.50%, 04/01/50		3,205	3,484,897
3.70%, 04/01/60		2,035	2,274,685

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo, Inc.:
5.50%, 07/15/26	USD	4,157	$4,345,104
4.38%, 10/15/29(b)		1,244	1,156,920
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		5,060	4,958,800

			33,761,665

Software — 5.7%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		37,484	37,109,160
Ascend Learning LLC:
6.88%, 08/01/25(b)		36,749	35,646,530
Camelot Finance SA, 4.50%, 11/01/26(b)		28,147	27,302,590
Castle US Holding Corp., 9.50%, 02/15/28(b)	.	17,797	16,907,150
CDK Global, Inc.:
4.88%, 06/01/27		29,621	30,361,525
5.25%, 05/15/29(b)		3,267	3,332,340
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		30,951	28,474,920
Fair Isaac Corp., 4.00%, 06/15/28(b)		5,403	5,119,342
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		52,683	53,883,646
Infor US, Inc., 6.50%, 05/15/22		3,215	3,158,737
Nuance Communications, Inc., 5.63%, 12/15/26		6,349	6,178,720
Open Text Corp., 3.88%, 02/15/28(b)		24,007	22,566,580
Open Text Holdings, Inc., 4.13%, 02/15/30(b)	.	14,276	13,423,009
Oracle Corp.:
2.95%, 04/01/30		93,565	94,209,217
3.60%, 04/01/40		58,102	58,107,612
3.60%, 04/01/50		116,204	116,206,932
3.85%, 04/01/60		116,204	116,955,903
PTC, Inc.(b):
3.63%, 02/15/25		7,325	6,848,875
4.00%, 02/15/28		7,643	7,339,573
RP Crown Parent LLC, 7.38%, 10/15/24(b)		32,485	30,951,708
Solera LLC, 10.50%, 03/01/24(b)		109,432	107,243,360
Sophia LP, 9.00%, 09/30/23(b)		15,029	15,029,000
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		41,156	42,893,195
Veritas US, Inc., 7.50%, 02/01/23(b)		9,271	8,158,480

			887,408,104

Specialty Retail — 1.0%
Asbury Automotive Group, Inc.(b):
4.50%, 03/01/28		7,809	6,637,650
4.75%, 03/01/30		3,028	2,573,800
Dufry One BV:
2.00%, 02/15/27	EUR	1,943	1,669,796
eG Global Finance plc:
3.63%, 02/07/24		1,746	1,458,852
4.38%, 02/07/25		817	683,911
6.75%, 02/07/25(b)	USD	15,692	12,867,440
6.25%, 10/30/25	EUR	4,809	4,216,526
8.50%, 10/30/25(b)	USD	12,676	11,281,640
Group 1 Automotive, Inc.:
5.00%, 06/01/22(d)		5,548	5,104,160
5.25%, 12/15/23(b)		1,743	1,788,754
Home Depot, Inc. (The):
2.70%, 04/15/30		3,015	3,065,692
3.30%, 04/15/40		4,895	5,014,263
3.35%, 04/15/50		1,575	1,645,565
L Brands, Inc.:
6.88%, 11/01/35		19,575	14,485,500
6.75%, 07/01/36		3,311	2,383,920
Murphy Oil USA, Inc., 4.75%, 09/15/29		6,154	5,769,375
Penske Automotive Group, Inc., 5.50%, 05/15/26		2,732	2,492,131

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
PetSmart, Inc.(b):
7.13%, 03/15/23	USD	12,595	$11,729,094
5.88%, 06/01/25		19,821	19,523,685
SRS Distribution, Inc., 8.25%, 07/01/26(b)		14,385	10,932,600
Staples, Inc., 7.50%, 04/15/26(b)		37,519	33,157,416

			158,481,770

Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC, 7.13%, 06/15/24(b)		9,023	9,316,248
NCR Corp.(b):
5.75%, 09/01/27		4,998	4,548,180
6.13%, 09/01/29		14,070	13,139,973
Western Digital Corp., 4.75%, 02/15/26		16,230	16,473,450
Xerox Corp., 4.80%, 03/01/35		11,712	9,486,720

			52,964,571

Textiles, Apparel & Luxury Goods — 0.4%
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21(n)	EUR	2,700	1,174,754
Levi Strauss & Co., 3.38%, 03/15/27		400	407,985
NIKE, Inc.:
2.85%, 03/27/30	USD	24,010	25,368,629
3.25%, 03/27/40		18,280	19,158,211
3.38%, 03/27/50		9,140	9,970,849
William Carter Co. (The), 5.63%, 03/15/27(b)		5,526	5,346,405

			61,426,833

Thrifts & Mortgage Finance — 0.4%
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	700	718,943
Ladder Capital Finance Holdings LLLP, 4.25%, 02/01/27(b)	USD	30,348	23,974,920
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		15,679	15,330,926
9.13%, 07/15/26		8,474	7,668,970
6.00%, 01/15/27		11,765	10,000,250

			57,694,009

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc.(b):
4.88%, 11/01/25		4,567	4,121,717
4.50%, 11/15/26		4,496	4,148,909
HD Supply, Inc., 5.38%, 10/15/26(b)		64,177	62,387,745
Herc Holdings, Inc., 5.50%, 07/15/27(b)		18,503	17,207,790
United Rentals North America, Inc.:
5.50%, 07/15/25		5,895	5,777,100
4.63%, 10/15/25		4,491	4,311,360
5.88%, 09/15/26		3,504	3,548,851
6.50%, 12/15/26		2,652	2,691,780
3.88%, 11/15/27		1,487	1,405,215
5.25%, 01/15/30		2,941	2,940,118
4.00%, 07/15/30		5,834	5,221,430

			113,762,015

Transportation Infrastructure — 0.0%
Atlantia SpA:
1.63%, 02/03/25	EUR	1,500	1,350,281
1.88%, 07/13/27		500	440,369
Autostrade per l’Italia SpA:
6.25%, 06/09/22	GBP	600	707,279
5.88%, 06/09/24	EUR	3,600	4,010,144
4.38%, 09/16/25		500	532,149

			7,040,222

Wireless Telecommunication Services — 1.9%
Altice France Holding SA, 8.00%, 05/15/27(b)		1,000	1,082,730
Connect Finco SARL, 6.75%, 10/01/26(b)	USD	98,242	81,172,453
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		18,432	14,561,280

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	3,334	$3,300,660
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	2,400	2,319,266
SoftBank Group Corp.:
4.00%, 04/20/23		4,341	4,386,940
(USD Swap Rate 5 Year + 4.23%), 6.00%(a)(l)	USD	1,500	1,125,000
4.50%, 04/20/25	EUR	1,400	1,384,095
4.75%, 07/30/25		1,409	1,416,291
3.13%, 09/19/25		2,000	1,852,594
5.00%, 04/15/28		2,896	2,815,829
4.00%, 09/19/29		900	793,929
Sprint Corp.:
7.88%, 09/15/23	USD	27,262	29,922,226
7.13%, 06/15/24		3,861	4,238,026
7.63%, 02/15/25		10,314	11,396,970
7.63%, 03/01/26		26,736	30,259,805
Telefonica Europe BV(a)(l):
(EUR Swap Annual 5 Year + 3.86%), 3.75%	EUR	1,200	1,286,364
(EUR Swap Annual 5 Year + 2.33%), 2.63%		1,500	1,546,189
(EUR Swap Annual 10 Year + 4.30%), 5.87%		2,600	2,932,874
(EUR Swap Annual 6 Year + 4.11%), 4.37%		4,000	4,288,905
(EUR Swap Annual 8 Year + 2.97%), 3.88%		4,400	4,548,919
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	1,180	1,182,950
6.00%, 03/01/23		7,301	7,341,229
6.00%, 04/15/24		1,489	1,518,035
6.38%, 03/01/25		8,418	8,597,135
5.13%, 04/15/25		866	885,459
6.50%, 01/15/26		3,360	3,528,000
4.50%, 02/01/26		11,809	12,074,703
4.75%, 02/01/28		19,428	20,240,090
Vodafone Group plc(a):
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78	EUR	2,100	2,223,447
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79		5,400	5,724,878
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(b)(j)	USD	7,338	6,824,499
Ypso Finance Bis SA:
8.00%, 05/15/27	EUR	2,554	2,765,293
6.00%, 02/15/28(b)	USD	22,559	19,844,701

			299,381,764

Total Corporate Bonds — 78.8% (Cost: $13,333,567,576)			12,229,933,379

Floating Rate Loan Interests — 8.3%(k)

Aerospace & Defense — 0.1%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.74%, 11/28/21		10,274	8,193,517

Auto Components — 0.1%
Panther BF Aggregator 2 LP, Term Loan B, (LIBOR USD 1 Month + 3.50%), 4.44%, 04/30/26(f)		14,164	12,889,576

Automobiles — 0.0%
Dealer Tire LLC, Term Loan B1, (LIBOR USD 1 Month + 4.25%), 5.24%, 12/12/25		4,086	3,309,466

Building Products — 0.0%
CPG Merger Sub LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 5.93%, 05/05/24		6,136	5,088,858

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets — 0.0%
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 06/03/26	USD	5,642	$4,664,475

Chemicals — 0.4%
Alpha 3 BV, Term Loan, 01/31/24(f)(o)		42,891	39,031,116
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.70%, 08/14/26(f)		20,247	17,007,694
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.53%, 03/30/26(f)		2,582	1,807,378
Momentive Performance Materials, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 4.24%, 05/15/24		6,034	4,849,624

			62,695,812

Commercial Services & Supplies — 0.6%
Advanced Disposal Services, Inc., Term Loan, 11/10/23(o)		2,123	2,093,195
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.70%-6.12%, 06/21/24		77,084	61,269,157
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.78%, 11/01/24(f)		3,980	3,412,589
Diamond (BC) BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.78%, 09/06/24		11,029	8,161,738
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.99%-4.00%, 05/30/25		7,430	7,169,854
KAR Auction Services, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.19%, 09/19/26(f)		2,821	2,595,014
Tempo Acquisition LLC, Term Loan, 05/01/24(o)		1,670	1,486,009

			86,187,556

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.99%-4.07%, 05/23/25		17,922	15,099,445

Construction Materials — 0.0%
Core & Main LP, Term Loan, 08/01/24(o)		5,482	4,810,620

Containers & Packaging — 0.1%
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.08%, 04/03/24		8,445	6,845,900
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 4.49%, 05/16/24		4,223	3,652,706

			10,498,606

Diversified Consumer Services — 0.1%
Maverick Purchaser Sub LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.99%, 01/29/27		3,532	3,249,440
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27		6,900	5,301,593
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/06/24		6,816	5,963,882

			14,514,915

Diversified Financial Services — 0.2%
Advisor Group Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 5.99%, 07/31/26		5,245	3,859,322
Deerfield Dakota Holding LLC, Term Loan, 12/30/30(f)(o)		4,573	3,841,645
Triton Bidco, Term Loan B, 09/23/26(o)		20,871	16,331,932

Security		Par (000)	Value

Diversified Financial Services (continued)
VS Buyer LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.86%, 02/28/27(f)	USD	3,970	$3,791,350

			27,824,249

Diversified Telecommunication Services — 1.0%
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.70%, 08/14/26		8,573	8,122,859
CenturyLink, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.24%, 03/15/27		27,066	25,121,034
Frontier Communications Corp., Term Loan B, 06/15/24(o)		35,466	33,553,677
Ligado Networks LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 11.20% (11.20% Cash or 11.75% PIK), 12/07/20(f)(j)		14,831	8,777,514
Ligado Networks LLC, Term Loan, 13.50%, 12/07/20(p)		67,483	9,489,814
Zayo Group LLC, Term Loan, 03/09/27(o)		68,608	64,491,520

			149,556,418

Energy Equipment & Services — 0.4%
McDermott International, Inc., Term Loan, 10/21/20(o)		7,716	6,967,103
Mcdermott Technology, Term Loan, (LIBOR USD 6 Month + 9.00%), 10.65%, 10/23/20 .		14,808	13,371,369
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 3 Month + 6.75%), 10.00%, 11/08/22(f)		41,248	38,773,558

			59,112,030

Entertainment — 0.0%
Renaissance Learning, Inc., Term Loan, 05/24/25(o)		290	239,207

Food Products — 0.0%
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 4.50%, 10/10/23		6,860	6,087,839

Health Care Equipment & Supplies — 0.5%
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.45%, 06/15/21		47,346	40,480,882
Ortho-Clinical Diagnostics, Inc., Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 06/30/25	EUR	9,000	7,990,511
Sotera Health Holdings LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 11/20/26	USD	25,479	22,063,174

			70,534,567

Health Care Providers & Services — 0.5%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 06/30/25		6,705	5,889,609
Azalea TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 4.49%, 07/24/26(f)		8,348	7,596,694
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 4.74%, 10/10/25		48,066	24,273,088
Gentiva Health Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.25%, 07/02/25(f)		8,753	8,183,914
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.77%, 06/30/25		7,535	6,376,393
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 6.75%), 8.53%, 04/29/22		10,179	8,255,215
Regionalcare Hospital, Term Loan B, 11/16/25(o)		5,134	4,739,433

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
WCG Purchaser Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.87%, 01/08/27(f) .	USD	10,000	$9,400,000

			74,714,346

Health Care Technology — 0.2%
Athenahealth, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 5.28%, 02/05/26(f)		32,415	30,145,851

Hotels, Restaurants & Leisure — 0.0%
Stars Group Holdings BV, Term Loan, 07/10/25(o)		7,200	6,845,963

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.99%, 08/12/26(f)		850	799,166

Industrial Conglomerates — 0.2%(f)
PSAV Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.01%, 09/01/25		15,568	9,340,967
Vertiv Group Corp., Term Loan, 03/02/27(o)		18,583	15,981,380

			25,322,347

Insurance — 0.4%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.99%, 05/09/25		5,457	4,943,831
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 7.49%, 08/04/25		22,991	20,950,549
Asurion LLC, Term Loan B4, 08/04/22(o)		3,524	3,324,052
Hub International Ltd., Term Loan B, 04/25/25(o)		8,874	8,319,266
Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 4.24%, 12/31/25		20,130	17,697,996
Sedgwick, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.99%, 09/03/26		12,017	10,770,406

			66,006,100

IT Services — 0.6%
Boxer Parent Co., Inc., Term Loan B, 10/02/25(o)		7,718	6,369,280
Camelot U.S. Acquisition 1 Co., Term Loan B, (LIBOR USD 1 Month + 3.25%), 4.24%, 10/30/26(f)		8,892	8,358,212
CCC Information Services, Inc., Term Loan, 04/29/24(o)		2,131	1,933,071
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 4.24%, 11/29/24		6,593	5,450,099
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 8.24%, 12/01/25		5,095	3,821,597
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.71%, 08/01/25		3,818	1,444,512
Pug LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 4.49%, 02/12/27(f)		9,359	7,955,107
Solera LLC, Term Loan B1, 03/03/23(o)		6,108	5,695,797
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.74%, 04/16/25		3,109	2,898,986
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.49%, 08/27/25(f)		48,832	45,902,006

			89,828,667

Security		Par (000)	Value

Machinery — 0.3%
Ingersoll-Rand Services Co., Term Loan, (LIBOR USD 1 Month + 1.75%), 2.74%, 03/01/27	USD	4,504	$4,211,240
MHI Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 5.00%), 5.99%, 09/21/26		11,082	9,142,836
Titan Acquisition Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.45%, 03/28/25		40,096	32,677,982

			46,032,058

Media — 1.0%
Ascend Learning LLC, Term Loan B, 07/12/24(o)		2,629	2,329,820
Clear Channel Outdoor Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 4.49%, 08/21/26		37,630	31,608,986
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 3 Month + 3.75%), 5.68%, 11/27/23		4,956	4,516,155
(LIBOR USD 6 Month + 4.50%), 6.43%, 01/02/24		15,189	13,882,601
6.63%, 01/02/24(p)		84,234	77,706,011
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 12/01/23		3,955	2,584,082
Promotora de Informaciones SA, Term Loan, (EURIBOR 1 Month + 4.00%), 4.00%, 12/31/22	EUR	450	397,233
Terrier Media Buyer, Inc., Term Loan, 12/17/26(o)	USD	7,117	6,280,634
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.45%, 09/09/21(f)		8,745	8,394,919

			147,700,441

Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp., Term Loan, (LIBOR USD 3 Month + 10.38%), 11.99%, 12/31/21		24,018	1,132,186
Chesapeake Energy Corp., Term Loan, (LIBOR USD 1 Month + 8.00%), 9.00%, 06/24/24		70,528	27,153,280
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.49%, 11/28/22		7,183	4,669,008

			32,954,474

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.61%, 06/02/25		8,383	7,932,268
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 5.25%, 04/29/24		12,250	10,933,172
Jaguar Holding Co. I, Term Loan, 08/18/22(o)		10,996	10,466,011

			29,331,451

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(f)(o)		19,058	17,081,091

Road & Rail — 0.0%
Uber Technologies, Inc., Term Loan:
(LIBOR USD 1 Month + 3.50%), 4.49%, 07/13/23		3,473	3,222,951
03/14/25(o)		3,500	3,231,616

			6,454,567

Software — 0.8%
Castle US Holding Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 4.74%, 01/29/27(f) .		11,351	9,002,819
Infor US, Inc., Term Loan, 02/01/22(o)		6,278	6,017,363
Informatica LLC, Term Loan: 7.13%, 02/25/25(f)(p)		23,229	20,441,520

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
(LIBOR USD 1 Month + 3.25%), 4.24%, 02/25/27	USD	10,782	$9,290,526
Kronos, Inc., 1st Lien Term Loan B, 11/01/23(o)		2,936	2,664,593
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.01%, 11/01/24 .		35,285	32,321,032
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 4.24%, 10/01/25		10,060	9,615,230
RP Crown Parent LLC, 1st Lien Term Loan, 10/12/23(f)(o)		1,858	1,764,951
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 2.74%, 04/16/25		1,800	1,678,108
TIBCO Software, Inc., 1st Lien Term Loan, 06/30/26(f)(o)		20,496	19,266,357
TIBCO Software, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 8.24%, 03/03/28(f)		9,890	9,197,700
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, 05/04/26(o)		5,461	5,069,315

			126,329,514

Specialty Retail — 0.1%
PetSmart, Inc., Term Loan, 03/11/22(o)		24,579	23,506,707

Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.87%, 05/27/24		16,055	12,422,400
Sprint Communications, Inc., Term Loan, 02/02/24(f)(o)		9,076	9,007,730

			21,430,130

Total Floating Rate Loan Interests — 8.3% (Cost: $1,577,803,719)			1,285,790,029

Foreign Agency Obligations — 0.0%

France — 0.0%
Electricite de France SA(a)(l):
(EUR Swap Annual 6 Year + 3.44%), 4.00%	EUR	4,400	4,714,311
(GBP Swap 13 Year + 3.96%), 6.00%	GBP	500	598,568
(EUR Swap Annual 5 Year + 3.20%), 3.00%	EUR	400	410,273

			5,723,152

Italy — 0.0%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25		2,550	2,334,209

Total Foreign Agency Obligations — 0.0% (Cost: $9,192,296)			8,057,361

	Shares

Investment Companies — 5.0%
iShares 0-5 Year High Yield Corporate Bond ETF*		1,000,000	40,870,000
iShares Broad USD High Yield Corporate Bond ETF(g)*		2,118,695	75,213,672
iShares iBoxx $ High Yield Corporate Bond ETF(g)*		3,650,000	281,305,500
iShares iBoxx $ Investment Grade Corporate Bond ETF*		1,500,000	185,265,000
SPDR Bloomberg Barclays High Yield Bond ETF(g)		1,976,093	187,215,051

Total Investment Companies — 5.0% (Cost: $752,325,595)			769,869,223

Security	Beneficial Interest (000)		Value

Other Interests — 0.0%(q)

Auto Components — 0.0%
Lear Corp., Escrow(e)(f)(m)	USD	15,314	$2

Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust Escrow Bonds(e)(m)		11,550	121,275
Lehman Brothers Holdings Capital Trust VII Escrow Bonds		5,500	57,750
Lehman Brothers Holdings Capital Trust VII Escrow Bonds		1,000	10,500
Lehman Brothers Holdings, Inc.(e)(m)		5,675	59,587

			249,112

Independent Power and Renewable Electricity Producers — 0.0%(e)(f)(m)
Mirant America Corp., Escrow		1,864	—
Mirant America Corp., Escrow(g)		3,270	1

			1

Media — 0.0%
Adelphia Communications Corp., Escrow(e)(f)(m)		325	—

Total Other Interests — 0.0%			249,115

Preferred Securities — 1.6%

	Par (000)

Capital Trusts — 1.6%

Banks — 1.6%(k)(l)
Bank of America Corp.:
Series X, 6.25%		17,568	17,831,520
Series Z, 6.50%		14,316	15,103,380
Series AA, 6.10%		5,669	5,725,690
Series DD, 6.30%		4,245	4,457,250
CIT Group, Inc., Series A, 5.80%		14,850	12,919,500
Citigroup, Inc., Series V, 4.70%		32,705	28,015,103
JPMorgan Chase & Co.:
Series I, 5.24%		10,460	9,338,270
Series Z, 5.30%		770	710,248
Series V, 5.23%		17,297	15,013,796
Series S, 6.75%		11,855	12,388,475
Series FF, 5.00%		56,405	52,977,832
Series X, 6.10%		5,667	5,774,673
Series HH, 4.60%		29,905	26,172,856
Wells Fargo & Co., Series U, 5.87%		37,830	38,397,450

			244,826,043

Capital Markets — 0.0%
Morgan Stanley, Series H, 5.44%(k)(l)		6,961	5,864,643

Entertainment — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(l)		2,827	2,827,000

Total Capital Trusts — 1.6% (Cost: $273,605,730)			253,517,686

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 0.0%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15 - 12/15/15, cost $3,532,445)(l)(r)	3,610,706	$1,459,808

Total Preferred Stocks — 0.0% (Cost: $3,532,445)		1,459,808

Total Preferred Securities — 1.6% (Cost: $277,138,175)		254,977,494

Total Long-Term Investments — 95.0% (Cost: $16,302,117,944)		14,749,216,535

Short-Term Securities — 9.2%(s)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%*	1,208,143,073	1,208,143,073
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.27%	68,409,092	68,409,092

Security	Shares	Value

Short-Term Securities (continued)
SL Liquidity Series, LLC, Money Market Series, 0.88%(t)*	148,110,542	$148,066,109

Total Short-Term Securities — 9.2% (Cost: $1,424,627,073)		1,424,618,274

Total Options Purchased — 0.1% (Cost: $22,560,949)		16,662,514

Total Investments Before Options Written — 104.3% (Cost: $17,749,305,966)		16,190,497,323

Total Options Written — (0.2)% (Premium Received — $9,850,407)		(32,087,424)

Total Investments Net of Options Written — 104.1% (Cost: $17,739,455,559)		16,158,409,899

Liabilities in Excess of Other Assets — (4.1)%		(640,156,720)

Net Assets — 100.0%		$15,518,253,179

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Non-income producing security.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Security, or a portion of the security, is on loan.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	Perpetual security with no stated maturity date.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Convertible security.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Fixed rate.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,459,808, representing less than 0.05% of its net assets as of period end, and an original cost of $3,532,445.

(s)	Annualized 7-day yield as of period end.
(t)	Security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	380,229,234	827,913,839	—	1,208,143,073	$1,208,143,073	$2,408,758		$532	$—
SL Liquidity Series, LLC, Money Market Series(b)	6,690,336	141,420,206	—	148,110,542	148,066,109	238,068	(c)	54,310	(8,910)
iShares 0-5 Year High Yield Corporate Bond ETF	1,500,000	4,490,000	(4,990,000)	1,000,000	40,870,000	402,943		(1,086,240)	(240,000)
iShares Broad USD High Yield Corporate Bond ETF	1,687,800	4,033,695	(3,602,800)	2,118,695	75,213,672	1,817,292		(721,829)	(487,841)
iShares iBoxx $ High Yield Corporate Bond ETF	1,784,036	27,543,148	(25,677,184)	3,650,000	281,305,500	4,609,870		(16,638,574)	2,442,134

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	1,500,000	—	1,500,000	$185,265,000	$—	$—		$5,188,800

					$1,938,863,354	$9,476,931	$(18,391,801)		$6,894,183

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Long Bond	560	06/19/20	$100,275	$(34,618)
U.S. Treasury Ultra Bond	1,209	06/19/20	268,247	652,695

				$618,077

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	5,246,000	USD	3,164,665	Deutsche Bank AG	04/03/20	$62,164
AUD	5,246,000	USD	3,215,304	Morgan Stanley & Co. International plc	04/03/20	11,526
CAD	16,179,000	USD	11,415,037	Deutsche Bank AG	04/03/20	81,562
EUR	10,233,000	USD	11,224,250	Deutsche Bank AG	04/03/20	62,047
EUR	10,100,000	USD	11,049,169	State Street Bank and Trust Co.	04/03/20	90,439
GBP	32,124,000	USD	39,835,045	JPMorgan Chase Bank NA	04/03/20	66,681
USD	6,905,075	AUD	10,492,000	Morgan Stanley & Co. International plc	04/03/20	451,416
USD	12,119,546	CAD	16,180,000	HSBC Bank plc	04/03/20	622,236
USD	42,963,771	GBP	33,306,000	Barclays Bank plc	04/03/20	1,593,864
USD	453,423,020	EUR	410,410,000	UBS AG	05/05/20	172,782
USD	80,808	GBP	65,000	State Street Bank and Trust Co.	05/05/20	11

						3,214,728

EUR	410,410,000	USD	452,805,353	UBS AG	04/03/20	(151,263)
USD	478,578,288	EUR	435,271,000	UBS AG	04/03/20	(1,495,780)
USD	3,164,943	AUD	5,246,000	Deutsche Bank AG	05/05/20	(62,454)
USD	3,215,801	AUD	5,246,000	Morgan Stanley & Co. International plc	05/05/20	(11,596)
USD	11,419,372	CAD	16,179,000	Deutsche Bank AG	05/05/20	(81,663)
USD	11,238,177	EUR	10,233,000	Deutsche Bank AG	05/05/20	(62,984)
USD	11,063,604	EUR	10,100,000	State Street Bank and Trust Co.	05/05/20	(90,675)
USD	42,106,652	GBP	33,935,000	JPMorgan Chase Bank NA	05/05/20	(75,435)

						(2,031,850)

Net Unrealized Appreciation						$1,182,878

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	35	09/18/20	USD	3,400.00	USD	9,046	$13,825

Put
S&P 500 Index	85	04/17/20	USD	2,875.00	USD	21,969	2,636,275
SPDR S&P 500 ETF Trust	7,862	04/17/20	USD	250.00	USD	202,643	6,666,976
SPDR S&P 500 ETF Trust	7,677	04/29/20	USD	245.00	USD	197,875	7,285,473

							16,588,724

							$16,602,549

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Expiration Date		Exercise Price	Notional Amount (000) (a)		Value
Call
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.33.V2	Quarterly	Goldman Sachs International	04/15/20	USD	106.00	USD	300,000	$12,510
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.33.V2	Quarterly	Goldman Sachs International	04/15/20	USD	107.50	USD	360,705	3,420
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.33.V2	Quarterly	Morgan Stanley & Co. International plc	04/15/20	USD	107.50	USD	355,295	3,370

											$19,300

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put
10-Year Interest Rate Swap(a)	2.20%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	06/22/20	2.20%	USD	636,680	$40,665

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
S&P 500 Index	35	09/18/20	USD	3,500.00	USD	9,046	$(8,400)

Put
S&P 500 Index	85	04/17/20	USD	2,950.00	USD	21,969	(3,254,650)
SPDR S&P 500 ETF Trust	7,862	04/17/20	USD	230.00	USD	202,643	(3,199,834)
SPDR S&P 500 ETF Trust	7,677	04/29/20	USD	225.00	USD	197,875	(3,976,686)

							(10,431,170)

							$(10,439,570)

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating (a)	Exercise Price		Notional Amount (000) (b)		Value
Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.33.V2	Quarterly	5.00%	Quarterly	Goldman Sachs International	04/15/20	NR	USD	100.00	USD	300,000	$(21,639,845)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put
10-Year Interest Rate Swap(a)	2.70%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	06/22/20	2.70%	USD	636,680	$(8,009)

(a)	Forward settling swaption.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR. CROSSOVER.32.V1	5.00%	Quarterly	12/20/24	CCC+		EUR	11,180		$(232,124)	$667,098	$(899,222)
CDX.NA.HY.34.V1	5.00	Quarterly	06/20/25	B-		USD	1,127,394		(70,499,705)	(45,962,033)	(24,537,672)

									$(70,731,829)	$(45,294,935)	$(25,436,894)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Altice Finco SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	2,000	$(17,861)	$(258,326)	$240,465
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	1,490	(13,309)	(158,547)	145,238

							$(31,170)	$(416,873)	$385,703

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	800		$(141,617)	$(69,686)	$(71,931)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	200		(35,385)	(17,228)	(18,157)

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B		EUR	1,044		$(184,782)	$(101,510)	$(83,272)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	B		EUR	10		(1,769)	(669)	(1,100)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	06/20/23	NR		USD	20,000		(1,002,412)	(1,458,543)	456,131
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	NR		EUR	210		(42,616)	(25,074)	(17,542)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	12/20/23	NR		USD	5,176		(329,716)	(295,586)	(34,130)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank plc	12/20/23	CCC-		USD	7,878		(6,893,206)	54,986	(6,948,192)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank plc	12/20/23	CCC-		USD	3,825		(3,346,853)	5,448	(3,352,301)
Altice Luxembourg SA	5.00	Quarterly	Citibank NA	12/20/24	NR		EUR	400		(8,951)	44,245	(53,196)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-		EUR	910		(254,516)	53,216	(307,732)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-		EUR	460		(128,656)	(5,820)	(122,836)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-		EUR	1,420		(397,155)	—	(397,155)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-		EUR	490		(137,047)	16,432	(153,479)
Intrum AB	5.00	Quarterly	Credit Suisse International	12/20/24	BB+		EUR	920		(202,703)	29,053	(231,756)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	06/20/25	NR		USD	3,720		(404,591)	(515,566)	110,975
Tesco plc	1.00	Quarterly	Barclays Bank plc	12/20/25	BBB-		EUR	1,500		(19,453)	(36,670)	17,217
Tesco plc	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BBB-		EUR	2,930		(180,644)	(260,154)	79,510

										$(13,712,072)	$(2,583,126)	$(11,128,946)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	Goldman Sachs International	06/20/20	USD	135,716	$1,768,419	$(544,828)	$2,313,247

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	1.45%

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$667,098	$(45,962,033)	$—	$(25,436,894)	$—
OTC Swaps	203,380	(3,748,207)	3,362,783	(11,792,779)	—
Options Written	N/A	N/A	674,267	(22,911,284)	(32,087,424)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$652,695	$—	$652,695
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,214,728	—	—	3,214,728
Options purchased
Investments at value — unaffiliated(b)	—	19,300	16,602,549	—	40,665	—	16,662,514
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,252,916	—	—	2,313,247	—	3,566,163
	$—	$1,272,216	$16,602,549	$3,214,728	$3,006,607	$—	$24,096,100
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	34,618	—	34,618
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,031,850	—	—	2,031,850
Options written
Options written at value	—	21,639,845	10,439,570	—	8,009	—	32,087,424
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	25,436,894	—	—	—	—	25,436,894
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	14,996,158	—	—	544,828	—	15,540,986
	$—	$62,072,897	$10,439,570	$2,031,850	$587,455	$—	$75,131,772

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(6,524,943)	$—	$(578,264)	$—	$(7,103,207)
Forward foreign currency exchange contracts	—	—	—	2,556,186	—	—	2,556,186
Options purchased(a)	—	438,750	1,981,864	—	(1,719,938)	—	700,676
Options written	—	(41,132,854)	(1,385,365)	—	—	—	(42,518,219)
Swaps	—	(13,899,168)	(20,614,909)	—	(58,346,583)	—	(92,860,660)
	$—	$(54,593,272)	$(26,543,353)	$2,556,186	$(60,644,785)	$—	$(139,225,224)

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(17,880)	—	594,940	—	577,060
Forward foreign currency exchange contracts	—	—	—	(3,059,315)	—	—	(3,059,315)
Options purchased(b)	—	(4,690,480)	2,675,366	—	(3,855,817)	—	(5,870,931)
Options written	—	(20,006,345)	(2,859,343)	—	628,671	—	(22,237,017)
Swaps	—	(35,283,499)	1,599,787	—	2,373,957	—	(31,309,755)
	$—	$(59,980,324)	$1,397,930	$(3,059,315)	$(258,249)	$—	$(61,899,958)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$827,506
Average notional value of contracts — short	190,977,257
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	805,571,961
Average amounts sold — in USD	266,354,412
Options:
Average value of option contracts purchased	8,301,275
Average value of option contracts written	5,219,785
Average notional value of swaption contracts purchased	1,419,870,000
Average notional value of swaption contracts written	786,680,000
Credit default swaps:
Average notional value — buy protection	3,197,231
Average notional value — sell protection	662,645,187
Total return swaps:
Average notional value	254,912,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$4,787,130	$—
Forward foreign currency exchange contracts	3,214,728	2,031,850
Options(a)	16,662,514	32,087,424
Swaps — Centrally cleared	—	17,374,356
Swaps — OTC(b)	3,566,163	15,540,986
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$28,230,535	$67,034,616
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(21,389,679)	(27,813,926)
Total derivative assets and liabilities subject to an MNA	$6,840,856	$39,220,690

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$40,665	$(8,009)	$—	$(32,656)	$—
Barclays Bank plc	2,238,621	(2,238,621)	—	—	—
Citibank NA	44,245	(44,245)	—	—	—
Credit Suisse International	484,404	(484,404)	—	—	—
Deutsche Bank AG	205,773	(205,773)	—	—	—
Goldman Sachs International	2,329,177	(2,329,177)	—	—	—
HSBC Bank plc	622,236	—	—	—	622,236
JPMorgan Chase Bank NA	66,681	(66,681)	—	—	—
Morgan Stanley & Co. International plc	545,822	(271,750)	—	—	274,072
State Street Bank and Trust Co.	90,450	(90,450)	—	—	—
UBS AG	172,782	(172,782)	—	—	—

	$6,840,856	$(5,911,892)	$—	$(32,656)	$896,308

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$8,009	$(8,009)	$—	$—	$—
Barclays Bank plc	12,817,990	(2,238,621)	—	(10,579,369)	—
Citibank NA	237,978	(44,245)	—	(193,733)	—
Credit Suisse International	1,635,651	(484,404)	—	(1,050,000)	101,247
Deutsche Bank AG	207,101	(205,773)	—	—	1,328
Goldman Sachs International	22,227,289	(2,329,177)	—	(17,760,000)	2,138,112
JPMorgan Chase Bank NA	77,204	(66,681)	—	(10,000)	523
Morgan Stanley & Co. International plc	271,750	(271,750)	—	—	—
State Street Bank and Trust Co.	90,675	(90,450)	—	—	225
UBS AG	1,647,043	(172,782)	—	—	1,474,261

	$39,220,690	$(5,911,892)	$—	$(29,593,102)	$3,715,696

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$42,826,208	$—	$42,826,208
Common Stocks:
Aerospace & Defense	2,213,274	—	—	2,213,274
Auto Components	—	—	20,170,448	20,170,448
Chemicals	44,414,858	—	—	44,414,858
Commercial Services & Supplies	—	—	3	3
Consumer Finance	—	200,751	—	200,751

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Diversified Financial Services	$—	$4,496	$1	$4,497
Diversified Telecommunication Services	—	591,006	—	591,006
Energy Equipment & Services	—	22,009	—	22,009
Equity Real Estate Investment Trusts (REITs)	50,751,291	—	—	50,751,291
Life Sciences Tools & Services	1,177,455	—	—	1,177,455
Media	3,036,175	—	—	3,036,175
Metals & Mining	14,438,843	—	—	14,438,843
Oil, Gas & Consumable Fuels	—	—	1,495,947	1,495,947
Pharmaceuticals	18,990,228	—	—	18,990,228
Semiconductors & Semiconductor Equipment	6,941	—	—	6,941
Corporate Bonds(a)	—	12,229,933,379	—	12,229,933,379
Floating Rate Loan Interests:
Aerospace & Defense	—	8,193,517	—	8,193,517
Auto Components	—	—	12,889,576	12,889,576
Automobiles	—	3,309,466	—	3,309,466
Building Products	—	5,088,858	—	5,088,858
Capital Markets	—	4,664,475	—	4,664,475
Chemicals	—	4,849,624	57,846,188	62,695,812
Commercial Services & Supplies	—	80,179,953	6,007,603	86,187,556
Construction & Engineering	—	15,099,445	—	15,099,445
Construction Materials	—	4,810,620	—	4,810,620
Containers & Packaging	—	10,498,606	—	10,498,606
Diversified Consumer Services	—	14,514,915	—	14,514,915
Diversified Financial Services	—	20,191,254	7,632,995	27,824,249
Diversified Telecommunication Services	—	140,778,904	8,777,514	149,556,418
Energy Equipment & Services	—	20,338,472	38,773,558	59,112,030
Entertainment	—	239,207	—	239,207
Food Products	—	6,087,839	—	6,087,839
Health Care Equipment & Supplies	—	70,534,567	—	70,534,567
Health Care Providers & Services	—	49,533,738	25,180,608	74,714,346
Health Care Technology	—	—	30,145,851	30,145,851
Hotels, Restaurants & Leisure	—	6,845,963	—	6,845,963
Independent Power and Renewable Electricity Producers	—	—	799,166	799,166
Industrial Conglomerates	—	—	25,322,347	25,322,347
Insurance	—	66,006,100	—	66,006,100
IT Services	—	27,613,342	62,215,325	89,828,667
Machinery	—	46,032,058	—	46,032,058
Media	—	139,305,522	8,394,919	147,700,441
Oil, Gas & Consumable Fuels	—	32,954,474	—	32,954,474
Pharmaceuticals	—	29,331,451	—	29,331,451
Professional Services	—	—	17,081,091	17,081,091
Road & Rail	—	6,454,567	—	6,454,567
Software	—	66,656,167	59,673,347	126,329,514
Specialty Retail	—	23,506,707	—	23,506,707
Wireless Telecommunication Services	—	12,422,400	9,007,730	21,430,130
Foreign Agency Obligations(a)	—	8,057,361	—	8,057,361
Investment Companies	769,869,223	—	—	769,869,223
Other Interests	—	249,112	3	249,115
Preferred Securities(a)	—	254,977,494	—	254,977,494
Short-Term Securities	1,276,552,165	—	—	1,276,552,165
Options Purchased:
Credit contracts	—	19,300	—	19,300
Equity contracts	16,602,549	—	—	16,602,549
Interest rate contracts	—	40,665	—	40,665

Subtotal	$2,198,053,002	$13,452,963,992	$391,414,220	$16,042,431,214

Investments valued at NAV(b)				148,066,109

Total Investments				$16,190,497,323

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$1,049,536	$—	$1,049,536
Foreign currency exchange contracts	—	3,214,728	—	3,214,728
Interest rate contracts	652,695	2,313,247	—	2,965,942
Liabilities:
Credit contracts	—	(58,869,518)	—	(58,869,518)

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Equity contracts	$(10,439,570)	$—	$—	$(10,439,570)
Foreign currency exchange contracts	—	(2,031,850)	—	(2,031,850)
Interest rate contracts	(34,618)	(8,009)	—	(42,627)

	$(9,821,493)	$(54,331,866)	$—	$(64,153,359)

(a)	See above Consolidated Schedule of Investments for values in each industry or country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Floating Rate Loan Interests	Other Interests	Total
Investments:
Assets:
Opening balance, as of September 30, 2019	$34,293,121	$68,866,100	$3	$103,159,224
Transfers into level 3(a)	—	255,694,968	—	255,694,968
Transfers out of level 3	—	(15,719,096)	—	(15,719,096)
Accrued discounts/premiums	—	1,507,299	—	1,507,299
Net realized gain (loss)	—	(364,651)	2,500	(362,151)
Net change in unrealized depreciation(b)(c)	(12,626,722)	(37,734,234)	—	(50,360,956)
Purchases	—	152,831,974	—	152,831,974
Sales	—	(55,334,542)	(2,500)	(55,337,042)
Closing balance, as of March 31, 2020	$21,666,399	$369,747,818	$3	$391,414,220
Net change in unrealized depreciation on investments still held at March 31, 2020(c)	$(12,626,722)	$(37,694,547)	$—	$(50,321,269)

(a)

As of September 30, 2019, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 22.8%
Ajax Mortgage Loan Trust, Series 2019-G, Class A, 3.00%, 09/25/59(a)(b)	USD	7,867	$6,820,055
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 2.90%, 10/21/28(b)(c)		5,600	5,381,810
ALM XVII Ltd., Series 2015-17A, Class A1AR, (LIBOR USD 3 Month + 0.93%), 2.76%, 01/15/28(b) (c)		3,680	3,456,253
American Express Credit Account Master Trust, Series 2017-7, Class A, 2.35%, 05/15/25		9,810	9,965,283
AmeriCredit Automobile Receivables Trust:
Series 2019-1, Class A3, 2.97%, 11/20/23		11,160	11,222,382
Series 2019-3, Class A3, 2.06%, 04/18/24		26,850	27,248,642
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.06%, 07/24/29(b)(c)		4,000	3,811,618
Anchorage Capital CLO 13 LLC, Series 2019-13A, Class A, (LIBOR USD 3 Month + 1.47%), 3.30%, 04/15/32(b)(c)		27,170	25,273,330
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, (LIBOR USD 3 Month + 1.09%), 2.11%, 01/28/31(b)(c)		14,523	13,696,152
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.03%, 04/17/26(b)(c)		4,909	4,881,636
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28(b)(d)		1,470	1,495,872
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 0.83%), 2.52%, 11/17/27(b)(c)		5,345	5,191,453
Atrium XII, Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 2.63%, 04/22/27(b)(c)		9,700	9,502,914
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 2.89%, 04/25/26(b)(c)		1,306	1,296,428
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 2.82%, 07/17/26(b)(c)		1,382	1,349,576
Ballyrock CLO Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.23%, 10/15/28(b)(c)		3,000	2,473,052
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (LIBOR USD 3 Month + 1.75%), 3.58%, 07/15/29(b)(c)		8,355	7,645,024
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (LIBOR USD 3 Month + 1.09%), 2.91%, 04/20/31(b)(c)		2,230	2,069,192
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, (LIBOR USD 3 Month + 1.05%), 2.74%, 11/20/28(b)(c)		13,440	12,933,480
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 05/15/23(b)		16,230	16,237,515
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 1.75%, 03/15/28(b) (c)		17,287	16,245,518
Capital One Multi-Asset Execution Trust, Series 2019-A2, Class A2, 1.72%, 08/15/24		28,310	28,582,818
Carlyle Global Market Strategies CLO Ltd., Series 2014-5A, Class A1RR, (LIBOR USD 3 Month + 1.14%), 2.97%, 07/15/31(b)(c)		6,000	5,561,099
CarMax Auto Owner Trust, Series 2019-3, Class A3, 2.18%, 08/15/24		24,830	24,922,055
Catamaran CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.70%, 04/22/27(b)(c)		4,040	3,918,893

Security		Par (000)	Value

Asset-Backed Securities (continued)
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 2.91%, 10/20/28(b)(c)	USD	26,890	$25,788,002
Chesapeake Funding II LLC(b):
Series 2018-1A, Class A1, 3.04%, 04/15/30		10,161	10,062,035
Series 2019-1A, Class B, 3.11%, 04/15/31		5,230	5,213,789
Series 2019-1A, Class C, 3.36%, 04/15/31		4,930	4,920,810
Series 2019-1A, Class D, 3.80%, 04/15/31		6,630	6,617,016
CIFC Funding Ltd.(b)(c):
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 2.97%, 10/17/30		17,860	16,947,475
Series 2015-2A, Class AR2, (LIBOR USD 3 Month + 1.01%), 2.39%, 04/15/30(d)		27,350	27,350,000
Credit Acceptance Auto Loan Trust(b):
Series 2018-1A, Class A, 3.01%, 02/16/27		21,472	21,475,250
Series 2018-2A, Class A, 3.47%, 05/17/27		35,490	35,165,391
Series 2019-1A, Class A, 3.33%, 02/15/28		25,440	25,249,650
Series 2019-3A, Class A, 2.38%, 11/15/28		13,620	13,176,830
Series 2020-1A, Class A, 2.01%, 02/15/29		26,840	24,900,493
Drive Auto Receivables Trust:
Series 2019-4, Class A3, 2.16%, 05/15/23		7,930	7,925,911
Series 2020-1, Class A3, 2.02%, 11/15/23		9,220	9,154,513
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 2.73%, 10/15/27(b)(c)		30,051	28,291,623
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.73%, 04/15/29(b)(c)		13,800	13,085,487
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(b)(e)		9,687	9,998,960
Enterprise Fleet Financing LLC(b):
Series 2017-1, Class A2, 2.13%, 07/20/22		101	100,951
Series 2017-1, Class A3, 2.60%, 07/20/22		4,260	4,247,780
Series 2018-1, Class A2, 2.87%, 10/20/23		11,020	10,964,980
Series 2019-1, Class A2, 2.98%, 10/20/24		19,681	19,704,521
Series 2019-2, Class A3, 2.38%, 02/20/25		14,800	14,673,993
Ford Credit Floorplan Master Owner Trust A:
Series 2019-2, Class A, 3.06%, 04/15/26		31,498	30,321,572
Series 2019-4, Class A, 2.44%, 09/15/26		41,920	41,918,495
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A, 2.70%, 04/15/24(b)		18,745	18,668,022
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class AR, (LIBOR USD 3 Month + 1.12%), 2.94%, 07/20/31(b)(c)		5,275	4,897,545
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 2.89%, 01/18/31(b)(c)		3,815	3,550,181
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.87%, 07/25/27(b)(c)		15,340	14,862,294
Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3, 1.87%, 10/15/24		16,900	16,519,535
Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A2, 2.92%, 07/15/21(b)		13,315	13,278,341
KKR CLO Ltd., Series 16, Class A2R, (LIBOR USD 3 Month + 1.80%), 3.62%, 01/20/29(b)(c)		10,610	9,192,179
Lendmark Funding Trust(b):
Series 2018-1A, Class A, 3.81%, 12/21/26		18,440	17,341,531
Series 2019-2A, Class A, 2.78%, 04/20/28		6,170	5,367,647
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(d)		6,133	6,115,411
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 1.83%, 05/15/28(b)(c)		12,180	11,456,346

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, (LIBOR USD 3 Month + 1.26%), 3.08%, 07/20/26(b)(c)	USD	1,760	$1,748,110
Madison Park Funding XIX Ltd., Series 2015-19A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 2.37%, 01/22/28(b)(c)(d)		15,900	15,900,000
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 1.85%, 06/15/28(b)(c)		5,690	5,133,259
Mariner Finance Issuance Trust, Series 2019- AA, Class A, 2.96%, 07/20/32(b)		6,804	5,733,925
Mercedes-Benz Master Owner Trust, Series 2019-BA, Class A, 2.61%, 05/15/24(b)		28,750	28,574,513
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57(b)(c)(e)		10,433	10,344,967
Mill City Solar Loan Ltd., Series 2019-2GS, Class A, 3.69%, 07/20/43(b)		15,269	14,432,576
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(b)		514	495,000
Navient Private Education Loan Trust, Series 2014-CTA, Class A, (LIBOR USD 1 Month + 0.70%), 1.40%, 09/16/24(b)(c)		17	16,911
Navient Private Education Refi Loan Trust(b):
Series 2019-A, Class A1, 3.03%, 01/15/43		2,058	2,057,243
Series 2019-CA, Class A2, 3.13%, 02/15/68		8,545	8,412,286
Series 2019-EA, Class A2B, (LIBOR USD 1 Month + 0.92%), 1.62%, 05/15/68(c)		16,440	15,889,857
Series 2019-FA, Class A1, 2.18%, 08/15/68		13,552	13,531,691
Series 2019-GA, Class A, 2.40%, 10/15/68		22,221	22,387,816
Series 2020-A, Class A2B, (LIBOR USD 1 Month + 0.90%), 1.60%, 11/15/68(c)		1,480	1,417,630
Series 2020-BA, Class A1, 1.80%, 01/15/69		33,495	33,381,837
Navient Student Loan Trust(b):
Series 2018-EA, Class A2, 4.00%, 12/15/59		2,872	2,971,481
Series 2019-BA, Class A2A, 3.39%, 12/15/59		7,880	8,235,455
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, (LIBOR USD 3 Month + 0.80%), 2.63%, 01/15/28(b)(c)		7,765	7,310,130
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A4, 3.00%, 09/15/25		6,590	6,597,631
Nissan Master Owner Trust Receivables, Series 2019-A, Class A, (LIBOR USD 1 Month + 0.56%), 1.26%, 02/15/24(c)		26,180	25,136,897
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A, (LIBOR USD 1 Month + 1.30%), 2.00%, 02/15/36(b)(c)		5,121	4,638,517
OCP CLO Ltd., Series 2015-8A, Class A1R, (LIBOR USD 3 Month + 0.85%), 2.69%, 04/17/27(b)(c)		1,386	1,369,446
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 2.35%), 4.17%, 03/17/30(b)(c)		4,200	3,431,934
OFSI Fund VI Ltd., Series 2014-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.33%, 03/20/25(b)(c)		6,345	5,336,240
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/24(b)		22,405	22,298,971
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 03/14/29(b)		4,835	4,820,689
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(b)		7,730	6,245,718
Palmer Square CLO Ltd., Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 2.97%, 01/17/31(b)(c)		15,000	14,131,368

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.(b)(c):
Series 2018-5A, Class A1, (LIBOR USD 3 Month + 0.85%), 2.67%, 01/20/27	USD	14,526	$14,055,502
Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.25%), 4.07%, 04/20/27		3,450	2,844,602
Parallel Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 2.67%, 07/20/27(b)(c)		11,036	10,694,420
PFS Financing Corp.(b):
Series 2018-B, Class A, 2.89%, 02/15/23		9,120	9,063,269
Series 2019-A, Class A1, (LIBOR USD 1 Month + 0.55%), 1.25%, 04/15/24(c)		8,480	8,054,480
Series 2019-A, Class A2, 2.86%, 04/15/24		10,780	10,593,816
Series 2019-B, Class A, (LIBOR USD 1 Month + 0.55%), 1.25%, 09/15/23(c)		33,100	31,845,772
Recette CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.92%), 2.74%, 10/20/27(b)(c)		7,403	7,179,590
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.90%, 07/20/28(b)(c)		19,235	18,047,010
Regional Management Issuance Trust, Series 2019-1, Class A, 3.05%, 11/15/28(b)		5,930	5,093,142
Republic Finance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(b)		17,110	14,917,740
Santander Retail Auto Lease Trust, Series 2019-B, Class A2A, 2.29%, 04/20/22(b)		21,833	21,823,382
Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(b)		3,045	2,859,917
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.06%, 07/20/30(b)(c)		5,000	4,795,981
SLM Private Credit Student Loan Trust(c):
Series 2004-A, Class A3, (LIBOR USD 3 Month + 0.40%), 1.14%, 06/15/33		1,467	1,441,821
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 1.07%, 03/15/24		2,290	2,253,736
Series 2005-A, Class A4, (LIBOR USD 3 Month + 0.31%), 1.05%, 12/15/38		9,735	9,295,591
Series 2005-B, Class A4, (LIBOR USD 3 Month + 0.33%), 1.07%, 06/15/39		9,041	8,630,009
Series 2007-A, Class A4A, (LIBOR USD 3 Month + 0.24%), 0.98%, 12/16/41		6,541	5,765,994
SLM Private Education Loan Trust(b)(c):
Series 2010-C, Class A5, (LIBOR USD 1 Month + 4.75%), 5.45%, 10/15/41		7,910	8,509,289
Series 2011-A, Class A3, (LIBOR USD 1 Month + 2.50%), 3.20%, 01/15/43		789	788,797
SLM Student Loan Trust, Series 2013-4, Class A, (LIBOR USD 1 Month + 0.55%), 1.50%, 06/25/43(c)		5,481	5,249,794
SMB Private Education Loan Trust(b):
Series 2015-A, Class A2A, 2.49%, 06/15/27		5,500	5,392,644
Series 2016-A, Class A2A, 2.70%, 05/15/31		4,734	4,750,361
Series 2016-B, Class A2A, 2.43%, 02/17/32		4,004	4,030,857
Series 2018-A, Class A2A, 3.50%, 02/15/36		21,515	22,465,868
Series 2018-B, Class A2B, (LIBOR USD 1 Month + 0.72%), 1.42%, 01/15/37(c)		11,216	10,202,365
Series 2019-A, Class A2A, 3.44%, 07/15/36		6,210	5,888,229
Series 2020-A, Class A2B, (LIBOR USD 1 Month + 0.83%), 2.51%, 09/15/37(c)		1,410	1,327,781
SoFi Professional Loan Program LLC(b):
Series 2015-D, Class A2, 2.72%, 10/27/36		4,976	4,943,909
Series 2016-A, Class A2, 2.76%, 12/26/36		2,330	2,348,701
Series 2016-C, Class A2B, 2.36%, 12/27/32		2,041	2,048,108
Series 2016-D, Class A2B, 2.34%, 04/25/33		2,014	2,015,946
Series 2016-E, Class A2B, 2.49%, 01/25/36		1,263	1,269,397

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2018-A, Class A2B, 2.95%, 02/25/42	USD	7,770	$7,584,647
Series 2019-A, Class A2FX, 3.69%, 06/15/48		6,180	5,980,603
Series 2019-B, Class A2FX, 3.09%, 08/17/48		4,080	4,203,050
SoFi Professional Loan Program Trust(b):
Series 2018-C, Class A2FX, 3.59%, 01/25/48		4,663	4,689,588
Series 2018-D, Class A1FX, 3.12%, 02/25/48		3,075	3,088,712
Series 2020-A, Class A2FX, 2.54%, 05/15/46		12,040	11,644,682
Sound Point CLO XV Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.50%), 4.31%, 01/23/29(b)(c)		1,500	1,232,757
Soundview Home Loan Trust, Series 2003-2, Class A2, (LIBOR USD 1 Month + 1.30%), 2.25%, 11/25/33(c)		342	328,035
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.20%, 05/27/36(b)		25,998	24,359,436
Springleaf Funding Trust(b):
Series 2015-BA, Class A, 3.48%, 05/15/28		21,138	20,478,683
Series 2017-AA, Class A, 2.68%, 07/15/30		8,215	7,870,782
Towd Point Mortgage Trust(b)(e):
Series 2016-3, Class A1, 2.25%, 04/25/56		6,613	6,542,534
Series 2016-4, Class A1, 2.25%, 07/25/56		9,494	9,214,202
Toyota Auto Receivables Owner Trust, Series 2019-D, Class A3, 1.92%, 01/16/24		5,350	5,338,726
Transportation Finance Equipment Trust, Series 2019-1,Class A3, 1.85%, 04/24/23(b)		14,540	14,297,609
Treman Park CLO Ltd., Series 2015-1A, Class ARR, (LIBOR USD 3 Month + 1.07%), 2.89%, 10/20/28(b)(c)		27,750	26,646,008
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 2.72%, 04/15/29(b)(c)		5,070	4,824,341
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85%, 07/22/24		9,930	9,687,674
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2, 2.15%, 02/15/23(b)		8,940	8,846,210
Wheels SPV 2 LLC, Series 2017-1A, Class A2, 1.88%, 04/20/26(b)		19	18,595

Total Asset-Backed Securities — 22.8% (Cost: $1,566,633,465)			1,519,033,401

Corporate Bonds — 32.8%

Aerospace & Defense — 0.3%
Boeing Co. (The), 2.70%, 05/01/22		4,580	4,334,597
Rockwell Collins, Inc., 2.80%, 03/15/22		3,693	3,731,618
Rolls-Royce plc, 2.13%, 06/18/21	EUR	530	587,089
Thales SA:
0.00%, 05/31/22		3,300	3,566,284
0.75%, 06/07/23		3,900	4,255,587
United Technologies Corp., 3.65%, 08/16/23	USD	127	133,542

			16,608,717

Airlines — 0.2%
American Airlines Group, Inc., 5.00%, 06/01/22(b)		1,155	926,887
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 07/15/20(b)		3,034	3,011,310
Avianca Holdings SA, 9.00%, 05/10/23(b)		910	192,237
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 11/01/20		2	1,826
Delta Air Lines, Inc., 2.60%, 12/04/20		6,980	6,666,091

Security		Par (000)	Value

Airlines (continued)
Gol Finance SA, 7.00%, 01/31/25(b)	USD	610	$259,250
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 11/20/21		185	173,616

			11,231,217

Auto Components — 0.1%
ZF North America Capital, Inc.(b):
4.00%, 04/29/20		5,894	5,864,530
4.50%, 04/29/22		2,431	2,280,929

			8,145,459

Automobiles — 0.4%
BMW Finance NV, 0.00%, 04/14/23	EUR	6,120	6,407,530
Daimler Finance North America LLC, 3.35%, 05/04/21(b)	USD	5,520	5,464,126
Daimler International Finance BV, 0.25%, 11/06/23	EUR	1,970	2,052,106
Hyundai Capital America, 2.55%, 04/03/20(b)	USD	4,680	4,678,303
Volkswagen Group of America Finance LLC(b):
2.40%, 05/22/20		6,500	6,478,095
2.70%, 09/26/22		2,145	2,074,645

			27,154,805

Banks — 7.8%
AIB Group plc, (LIBOR USD 3 Month + 1.87%), 4.26%, 04/10/25(b)(c)		2,985	3,034,846
Banco Bradesco SA(b):
2.85%, 01/27/23		19,500	18,378,750
3.20%, 01/27/25		990	908,325
Banco de Sabadell SA:
0.88%, 07/22/25	EUR	1,500	1,528,431
(EUR Swap Annual 1 Year + 0.97%), 0.63%, 11/07/25(c)		1,900	1,936,771
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)	USD	2,050	1,833,469
Banco Santander SA, 2.71%, 06/27/24		11,600	11,377,810
Bancolombia SA, 3.00%, 01/29/25		690	614,100
Bank Leumi Le-Israel BM, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.63%), 3.27%, 01/29/31(b)(c)		1,798	1,649,665
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(c)		12,225	12,216,743
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(c)		3,500	3,509,903
2.50%, 10/21/22		19,800	19,850,644
3.30%, 01/11/23		21,340	22,109,091
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(c)		5,690	5,713,186
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(c)		14,500	14,559,607
(LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/23(c)		37,000	37,747,259
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(c)		20,000	20,925,635
Bank of America NA, (LIBOR USD 3 Month + 0.65%), 3.34%, 01/25/23(c)		1,740	1,739,024
Banque Federative du Credit Mutuel SA:
0.13%, 02/05/24	EUR	3,400	3,600,391
2.63%, 03/18/24		500	580,962
Barclays plc, (LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/23(c)	USD	6,970	7,048,511
BBVA Bancomer SA, 6.75%, 09/30/22(b)		530	526,144
Capital One Bank USA NA, (SOFR + 0.62%), 2.01%, 01/27/23(c)		26,400	25,800,984

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Citigroup, Inc.:
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(c)	USD	500	$505,890
0.75%, 10/26/23	EUR	4,430	4,732,969
Citizens Bank NA:
2.20%, 05/26/20	USD	7,192	7,180,082
3.25%, 02/14/22		4,825	4,889,257
3.70%, 03/29/23		12,350	12,651,448
Danske Bank A/S, (LIBOR USD 3 Month + 1.25%), 3.00%, 09/20/22(b)(c)		17,255	17,177,442
Discover Bank, 3.35%, 02/06/23		5,225	5,160,939
Fifth Third Bancorp, 2.60%, 06/15/22		2,700	2,668,624
Fifth Third Bank, 1.80%, 01/30/23		5,660	5,589,502
HSBC France SA, 0.25%, 05/17/24	EUR	3,700	3,917,011
HSBC Holdings plc(c):
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23	USD	16,480	16,465,005
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24		1,410	1,444,814
Huntington National Bank (The):
3.13%, 04/01/22		4,255	4,335,961
1.80%, 02/03/23		9,680	9,511,943
ING Groep NV, 1.00%, 09/20/23	EUR	4,500	4,817,037
Itau Unibanco Holding SA, 3.25%, 01/24/25(b).	USD	950	871,815
JPMorgan Chase & Co.:
2.63%, 04/23/21	EUR	1,705	1,909,370
(LIBOR USD 3 Month + 0.61%), 1.50%, 06/18/22(c)	USD	13,095	12,590,842
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(c)		3,600	3,661,975
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(c)		12,940	13,106,819
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(c)		5,865	6,137,595
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(c)		7,900	8,268,854
KBC Group NV, 1.13%, 01/25/24	EUR	3,800	4,064,686
Mitsubishi UFJ Financial Group, Inc., 3.22%, 03/07/22	USD	11,470	11,655,952
Mizuho Financial Group, Inc., 0.52%, 06/10/24	EUR	4,565	4,749,057
Royal Bank of Scotland Group plc, 3.88%, 09/12/23	USD	8,585	8,811,150
Santander Holdings USA, Inc.:
3.70%, 03/28/22		5,480	5,426,005
3.50%, 06/07/24		3,000	2,928,126
Santander UK Group Holdings plc:
3.57%, 01/10/23		1,715	1,705,760
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(c)		3,715	3,746,991
Skandinaviska Enskilda Banken AB, 2.20%, 12/12/22(b)		23,690	23,293,896
Sumitomo Mitsui Financial Group, Inc., 2.85%, 01/11/22		15,220	15,303,625
Toronto-Dominion Bank (The), 0.38%, 04/25/24	EUR	2,625	2,715,181
Truist Financial Corp., 2.70%, 01/27/22	USD	1,655	1,663,913
Wells Fargo & Co.:
2.50%, 03/04/21		10,000	10,001,738
3.07%, 01/24/23		1,855	1,874,625
3.75%, 01/24/24		18,005	19,028,152
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(c)		37,630	37,692,914

			519,447,216

Security		Par (000)	Value

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 4.15%, 01/23/25	USD	4,190	$4,498,004
Central American Bottling Corp., 5.75%, 01/31/27(b)		1,990	1,698,505
Coca-Cola Co. (The), 1.13%, 09/22/22	EUR	7,540	8,384,272
Keurig Dr Pepper, Inc., 4.06%, 05/25/23	USD	4,200	4,368,955
Pernod Ricard SA, 0.00%, 10/24/23	EUR	10,000	10,724,467

			29,674,203

Biotechnology — 0.3%
AbbVie, Inc.:
2.90%, 11/06/22	USD	1,945	1,966,199
1.38%, 05/17/24	EUR	1,595	1,760,603
2.60%, 11/21/24(b)	USD	11,100	11,207,227
2.95%, 11/21/26(b)		4,050	4,068,577

			19,002,606

Building Products — 0.1%
Carrier Global Corp., 2.24%, 02/15/25(b)		8,300	8,062,924

Capital Markets — 1.0%
Credit Suisse Group AG, 3.57%, 01/09/23(b)		8,565	8,642,089
Deutsche Bank AG, 4.25%, 02/04/21		11,560	11,100,838
Goldman Sachs Group, Inc. (The), (EURIBOR 3 Month + 0.55%), 0.16%, 04/21/23(c)	EUR	4,890	5,029,400
ING Bank NV:
0.00%, 04/08/22		2,400	2,587,488
(EURIBOR 3 Month + 0.40%), 0.02%, 04/08/22(c)		5,700	6,128,273
Series EMTM, (EUR Swap Annual 5 Year + 2.25%), 3.62%, 02/25/26(c)		4,443	4,892,305
Moody’s Corp., 2.63%, 01/15/23	USD	5,085	5,112,403
Morgan Stanley, 2.75%, 05/19/22		105	105,536
SURA Asset Management SA, 4.88%, 04/17/24(b)		1,290	1,252,509
UBS AG, (EUR Swap Annual 5 Year + 3.40%), 4.75%, 02/12/26(c)	EUR	6,025	6,512,073
UBS Group AG(c):
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(b)	USD	5,810	5,761,206
(EUR Swap Annual 1 Year + 0.55%), 0.25%, 01/29/26	EUR	2,640	2,648,501
Volvo Treasury AB:
(EURIBOR 3 Month + 0.65%), 0.18%, 09/13/21(c)		4,200	4,624,604
0.00%, 02/11/23		940	1,005,199

			65,402,424

Chemicals — 0.3%
Air Liquide Finance SA, 0.38%, 04/18/22		2,500	2,744,969
BASF SE, 2.00%, 12/05/22		4,520	5,127,194
Braskem Idesa SAPI, 7.45%, 11/15/29(b)	USD	560	380,800
DuPont de Nemours, Inc., 4.21%, 11/15/23		9,500	10,003,123
Phosagro OAO, 3.05%, 01/23/25(b)		1,180	1,129,260

			19,385,346

Commercial Services & Supplies — 0.1%
Motability Operations Group plc, 1.63%, 06/09/23	EUR	5,305	6,019,589
Waste Management, Inc., 2.95%, 06/15/24	USD	2,710	2,755,118

			8,774,707

Construction & Engineering — 0.0%(b)
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27		901	533,991
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29		530	349,800

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction & Engineering (continued)
Mexico City Airport Trust, 4.25%, 10/31/26	USD	2,080	$1,843,400

			2,727,191

Construction Materials — 0.0%
Inversiones CMPC SA, 3.85%, 01/13/30(b)		1,170	1,041,300

Consumer Finance — 2.5%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		3,540	3,492,193
3.95%, 02/01/22		7,750	7,018,899
3.50%, 05/26/22		21,035	18,621,790
4.63%, 07/01/22		4,515	3,767,298
2.88%, 08/14/24		9,600	7,643,490
3.50%, 01/15/25		11,200	9,081,459
American Express Co., 2.50%, 08/01/22		3,865	3,890,057
American Honda Finance Corp.:
1.38%, 11/10/22	EUR	890	975,975
0.55%, 03/17/23		4,220	4,517,859
Capital One Financial Corp.:
2.40%, 10/30/20	USD	4,420	4,410,860
3.20%, 01/30/23		10,000	9,884,113
Ford Motor Credit Co. LLC:
3.34%, 03/28/22		8,932	8,309,440
4.14%, 02/15/23		9,830	9,110,444
General Motors Financial Co., Inc.:
3.70%, 11/24/20		7,720	7,644,217
3.20%, 07/06/21		29,901	28,463,487
4.20%, 11/06/21		4,325	4,127,971
John Deere Capital Corp., 2.60%, 03/07/24		2,310	2,323,691
Muthoot Finance Ltd., 6.13%, 10/31/22(b)		1,110	945,581
Synchrony Financial, 2.85%, 07/25/22		4,740	4,500,454
Toyota Motor Credit Corp., 2.38%, 02/01/23	EUR	3,980	4,536,232
Volkswagen Bank GmbH, 1.88%, 01/31/24		7,000	7,568,133
Volkswagen Leasing GmbH:
(EURIBOR 3 Month + 0.45%), 0.05%, 08/02/21(c)		5,600	6,085,079
1.00%, 02/16/23		9,800	10,484,167

			167,402,889

Containers & Packaging — 0.0%
Klabin Finance SA, 4.88%, 09/19/27(b)	USD	286	255,792
WRKCo, Inc., 3.75%, 03/15/25		2,210	2,221,654

			2,477,446

Diversified Financial Services — 1.4%
Banco Votorantim SA, 4.50%, 09/24/24(b)		880	788,700
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		42,130	41,421,611
JPMorgan Chase Bank NA, (LIBOR USD 3 Month + 0.35%), 3.09%, 04/26/21(c)		36,790	36,774,954
MDGH - GMTN BV, 2.50%, 11/07/24(b)		1,770	1,708,050
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		990	624,938
Siemens Financieringsmaatschappij NV:
0.00%, 02/20/23	EUR	6,500	7,051,209
0.38%, 09/06/23		5,710	6,254,484

			94,623,946

Diversified Telecommunication Services — 1.5%
AT&T, Inc.:
3.00%, 06/30/22	USD	10,800	10,893,969
3.95%, 01/15/25		4,550	4,804,745
BellSouth LLC, 4.27%, 04/26/20(a)(b)		36,000	35,996,400
Orange SA:
0.50%, 01/15/22	EUR	3,400	3,733,586
0.75%, 09/11/23		8,000	8,784,448
Telecom Argentina SA, 6.50%, 06/15/21(b)	USD	2,040	1,713,600
Telstra Corp. Ltd., 3.50%, 09/21/22	EUR	4,700	5,529,399

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.:
0.50%, 06/02/22	EUR	1,675	$1,832,690
4.15%, 03/15/24	USD	7,800	8,462,823
3.50%, 11/01/24		9,240	9,830,357
3.38%, 02/15/25		7,400	7,904,694

			99,486,711

Electric Utilities — 0.8%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(b)		390	320,775
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		8,085	8,358,102
Duke Energy Corp., 3.95%, 10/15/23		8,435	8,788,928
Enel Americas SA, 4.00%, 10/25/26		2,110	1,973,509
Enel Finance International NV, 0.00%, 06/17/24	EUR	7,930	8,332,766
Enexis Holding NV, 3.38%, 01/26/22		2,200	2,556,255
ESB Finance DAC, 3.49%, 01/12/24		2,185	2,655,158
Exelon Corp., 2.45%, 04/15/21	USD	4,890	4,847,233
FirstEnergy Corp., Series A, 2.85%, 07/15/22		4,346	4,239,084
Florida Power & Light Co., (LIBOR USD 3 Month + 0.40%), 2.14%, 05/06/22(c)		9,155	8,633,638
ITC Holdings Corp., 2.70%, 11/15/22		2,180	2,161,576
Kallpa Generacion SA, 4.88%, 05/24/26		441	420,328
Pampa Energia SA, 7.38%, 07/21/23(b)		1,690	1,128,603
RTE Reseau de Transport d’Electricite SADIR, 1.63%, 10/08/24	EUR	1,000	1,144,146

			55,560,101

Electrical Equipment — 0.2%
Eaton Capital Unlimited Co., 0.02%, 05/14/21		6,455	7,079,053
Schneider Electric SE, 0.25%, 09/09/24		2,900	3,121,725

			10,200,778

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 04/01/20	USD	6,520	6,520,000

Energy Equipment & Services — 0.0%
Halliburton Co., 3.80%, 11/15/25		398	375,640

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
3.50%, 01/31/23		3,070	3,085,705
2.40%, 03/15/25		4,355	4,275,570
1.95%, 05/22/26	EUR	2,710	3,040,769
AvalonBay Communities, Inc., 2.30%, 03/01/30	USD	2,855	2,688,130
Crown Castle International Corp., 3.20%, 09/01/24		3,205	3,195,005
Equinix, Inc., 2.63%, 11/18/24		12,835	12,241,510
Nationwide Health Properties, Inc., 6.59%, 07/07/38		1,400	1,526,235
Simon International Finance SCA, 1.38%, 11/18/22	EUR	1,535	1,723,035

			31,775,959

Food Products — 0.4%
Arcor SAIC, 6.00%, 07/06/23(b)	USD	2,480	1,937,500
BRF GmbH, 4.35%, 09/29/26		510	432,942
Conagra Brands, Inc., (LIBOR USD 3 Month + 0.75%), 2.55%, 10/22/20(c)		6,540	6,470,787
General Mills, Inc., 0.45%, 01/15/26	EUR	1,420	1,493,158
Grupo Bimbo SAB de CV, 4.50%, 01/25/22	USD	1,990	1,996,530
Kraft Heinz Foods Co.:
4.88%, 02/15/25(b)		4,618	4,628,384
3.95%, 07/15/25		9,400	9,354,761
Minerva Luxembourg SA, 6.50%, 09/20/26(b)		790	724,825

			27,038,887

Health Care Equipment & Supplies — 0.8%
Abbott Ireland Financing DAC:
0.88%, 09/27/23	EUR	4,445	4,874,731

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
0.10%, 11/19/24	EUR	3,290	$3,453,921
Becton Dickinson and Co.:
2.40%, 06/05/20	USD	6,145	6,125,872
1.40%, 05/24/23	EUR	3,825	4,229,873
Becton Dickinson Euro Finance SARL, 0.63%, 06/04/23		1,885	2,032,339
DH Europe Finance II SARL, 0.20%, 03/18/26		2,625	2,674,459
DH Europe Finance SARL, (EURIBOR 3 Month + 0.30%), 0.00%, 06/30/22(c)		6,310	6,825,026
Medtronic Global Holdings SCA:
0.00%, 12/02/22		11,190	12,033,853
0.38%, 03/07/23		4,330	4,690,495
Stryker Corp.:
1.13%, 11/30/23		2,025	2,255,112
0.25%, 12/03/24		2,600	2,763,621

			51,959,302

Health Care Providers & Services — 0.6%
Anthem, Inc., 3.13%, 05/15/22	USD	2,685	2,731,649
Cigna Corp., 3.20%, 09/17/20		15,000	15,021,994
CVS Health Corp., 4.10%, 03/25/25		14,000	14,809,653
Express Scripts Holding Co., 2.60%, 11/30/20		8,700	8,687,452

			41,250,748

Hotels, Restaurants & Leisure — 0.1%
Marriott International, Inc., 2.88%, 03/01/21		2,620	2,452,450
McDonald’s Corp.:
1.13%, 05/26/22	EUR	4,400	4,870,434
1.00%, 11/15/23		1,900	2,094,684

			9,417,568

Household Products — 0.0%
Procter & Gamble Co. (The), 0.63%, 10/30/24		840	925,143

Independent Power and Renewable Electricity Producers — 0.0%
Colbun SA, 3.15%, 03/06/30(b)	USD	295	274,350

Industrial Conglomerates — 0.3%
3M Co., 0.95%, 05/15/23	EUR	3,785	4,206,136
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)	USD	560	404,950
Honeywell International, Inc.:
1.30%, 02/22/23	EUR	12,010	13,441,520
0.00%, 03/10/24		2,110	2,247,462

			20,300,068

Insurance — 0.5%
Allianz Finance II BV:
0.25%, 06/06/23		5,800	6,258,265
0.00%, 01/14/25		1,200	1,263,243
American International Group, Inc., 3.38%, 08/15/20	USD	3,952	3,961,342
Marsh & McLennan Cos., Inc., 3.50%, 03/10/25		10,479	10,858,525
Metropolitan Life Global Funding I:
0.00%, 09/23/22	EUR	830	886,971
2.38%, 01/11/23		1,285	1,452,833
0.38%, 04/09/24		2,216	2,323,937
Pricoa Global Funding I, 2.45%, 09/21/22(b)	USD	4,090	4,012,114
Willis Towers Watson plc, 5.75%, 03/15/21		2,206	2,260,444

			33,277,674

Interactive Media & Services — 0.1%
Baidu, Inc., 2.88%, 07/06/22		8,205	8,343,541

IT Services — 0.4%
Fiserv, Inc.:
3.50%, 10/01/22		8,270	8,330,108
2.75%, 07/01/24		45	45,171
Global Payments, Inc., 3.75%, 06/01/23		4,640	4,792,076
International Business Machines Corp., 0.38%, 01/31/23	EUR	2,665	2,902,547

Security		Par (000)	Value

IT Services (continued)
Mastercard, Inc., 1.10%, 12/01/22	EUR	6,490	$7,235,246

			23,305,148

Machinery — 0.2%
Atlas Copco AB, 2.50%, 02/28/23		5,700	6,631,547
Illinois Tool Works, Inc., 0.25%, 12/05/24		3,980	4,265,011
Parker-Hannifin Corp., 2.70%, 06/14/24	USD	2,115	2,106,067

			13,002,625

Media — 1.1%
Cable Onda SA, 4.50%, 01/30/30(b)		590	519,200
Charter Communications Operating LLC:
3.58%, 07/23/20		13,200	13,158,931
Series USD, 4.50%, 02/01/24		2,280	2,349,234
Cox Communications, Inc., 3.15%, 08/15/24(b)		7,755	7,915,600
Discovery Communications LLC:
4.38%, 06/15/21		3,695	3,753,318
3.30%, 05/15/22		10,000	9,798,939
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		4,490	4,421,808
3.75%, 10/01/21		1,545	1,559,899
RELX Finance BV, 0.00%, 03/18/24	EUR	1,620	1,718,879
Sky Ltd., 1.50%, 09/15/21		2,040	2,266,939
ViacomCBS, Inc.:
4.50%, 03/01/21	USD	2,010	2,023,526
3.38%, 03/01/22		279	277,691
2.50%, 02/15/23		3,959	3,824,897
2.90%, 06/01/23		11,400	10,674,648
4.25%, 09/01/23		2,600	2,651,406
3.88%, 04/01/24		3,860	3,777,152

			70,692,067

Metals & Mining — 0.1%
Anglo American Capital plc, 4.13%, 04/15/21(b)		2,221	2,188,493
Arconic Corp., 6.13%, 02/15/28(b)		705	720,862
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		1,260	1,183,219
Nexa Resources SA, 5.38%, 05/04/27(b)		560	420,000
Usiminas International SARL, 5.88%, 07/18/26(b)		510	389,672
Vale Overseas Ltd., 6.25%, 08/10/26		790	845,316

			5,747,562

Multiline Retail — 0.0%
Future Retail Ltd., 5.60%, 01/22/25(b)		930	466,163

Multi-Utilities — 0.7%
CenterPoint Energy, Inc., 2.50%, 09/01/22		5,150	5,033,654
Dominion Energy, Inc.(a):
2.58%, 07/01/20		2,525	2,521,969
2.72%, 08/15/21		10,910	10,750,683
E.ON SE, 0.00%, 10/24/22	EUR	5,720	6,181,975
Engie SA, 0.38%, 02/28/23		3,600	3,917,879
innogy Finance BV, 0.75%, 11/30/22		1,150	1,264,507
National Grid Electricity Transmission plc, 0.19%, 01/20/25		1,490	1,581,269
Sempra Energy, (LIBOR USD 3 Month + 0.50%), 2.33%, 01/15/21(c)	USD	6,185	5,858,616
Veolia Environnement SA, 0.67%, 03/30/22	EUR	5,400	5,941,236

			43,051,788

Oil, Gas & Consumable Fuels — 2.5%
Apache Corp.:
3.63%, 02/01/21	USD	497	401,773
3.25%, 04/15/22		2,286	1,716,329
BP Capital Markets plc:
1.53%, 09/26/22	EUR	6,405	7,068,864
1.11%, 02/16/23		3,995	4,378,768
Concho Resources, Inc., 4.38%, 01/15/25	USD	8,530	7,137,228

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc., 2.88%, 12/01/24	USD	8,710	$6,083,895
Energy Transfer Operating LP:
3.60%, 02/01/23		2,900	2,578,295
4.25%, 03/15/23		35,795	32,412,380
5.88%, 01/15/24		10,825	10,222,286
4.50%, 04/15/24		1,433	1,278,101
Enterprise Products Operating LLC, 2.85%, 04/15/21		5,800	5,731,730
Geopark Ltd., 5.50%, 01/17/27(b)		520	252,200
GNL Quintero SA, 4.63%, 07/31/29		2,750	2,660,625
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24		1,530	1,495,342
Kinder Morgan, Inc., 5.00%, 02/15/21(b)		7,000	6,962,385
MPLX LP:
(LIBOR USD 3 Month + 0.90%), 1.90%, 09/09/21(c)		8,130	7,682,323
6.25%, 10/15/22(b)		2,658	2,392,791
3.50%, 12/01/22(b)		4,885	4,677,027
Newfield Exploration Co., 5.63%, 07/01/24		17,388	9,331,132
Occidental Petroleum Corp.:
2.60%, 08/13/21		2,285	1,796,682
2.70%, 08/15/22		2,840	2,025,049
2.90%, 08/15/24		21,300	11,658,025
Ovintiv, Inc., 3.90%, 11/15/21		4,850	3,326,363
Petrobras Global Finance BV:
4.38%, 05/20/23		760	724,850
5.30%, 01/27/25		3,970	3,778,944
7.38%, 01/17/27		510	520,200
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		2,747	2,543,604
Spectra Energy Partners LP, 4.75%, 03/15/24		1,710	1,642,904
Sunoco LP, 4.88%, 01/15/23		860	821,300
Total Capital International SA, 0.25%, 07/12/23	EUR	4,400	4,749,241
TransCanada PipeLines Ltd., 3.75%, 10/16/23	USD	1,580	1,629,802
Williams Cos., Inc. (The):
4.00%, 11/15/21		4,650	4,412,009
3.60%, 03/15/22		7,040	6,825,004
3.70%, 01/15/23		7,000	6,471,921

			167,389,372

Paper & Forest Products — 0.0%
Suzano Austria GmbH, 5.75%, 07/14/26		510	492,150

Pharmaceuticals — 1.3%
Allergan Finance LLC, 3.25%, 10/01/22		12,773	12,807,250
Allergan Funding SCS:
3.45%, 03/15/22		39,913	41,443,190
1.25%, 06/01/24	EUR	1,305	1,440,594
Allergan, Inc., 2.80%, 03/15/23	USD	6,200	6,164,168
Bristol-Myers Squibb Co., 2.75%, 02/15/23(b)		3,030	3,132,619
Merck Financial Services GmbH, 0.01%, 12/15/23	EUR	8,200	8,764,779
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23	USD	4,600	4,633,421
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23		6,815	7,173,306

			85,559,327

Real Estate Management & Development — 0.2%
Unique Pub Finance Co. plc (The), Series M, 7.40%, 03/28/24(a)	GBP	4,920	6,789,572
Vonovia Finance BV, 0.13%, 04/06/23	EUR	4,100	4,358,749

			11,148,321

Road & Rail — 1.0%
Penske Truck Leasing Co. LP(b):
3.30%, 04/01/21	USD	7,930	7,965,382
3.38%, 02/01/22		14,259	14,415,518
4.25%, 01/17/23		3,235	3,314,026

Security		Par (000)	Value

Road & Rail (continued)
2.70%, 03/14/23	USD	11,114	$10,979,585
2.70%, 11/01/24		3,595	3,354,511
Rumo Luxembourg SARL, 5.88%, 01/18/25(b)		850	796,875
Ryder System, Inc.:
2.88%, 09/01/20		2,250	2,240,008
3.75%, 06/09/23		4,735	4,752,895
2.50%, 09/01/24		11,490	10,937,510
Union Pacific Corp., 2.15%, 02/05/27		6,425	6,274,413

			65,030,723

Semiconductors & Semiconductor Equipment — 1.5%
Broadcom Corp., 3.00%, 01/15/22		9,700	9,592,039
Broadcom, Inc., 3.13%, 04/15/21(b)		8,380	8,288,746
Lam Research Corp., 3.75%, 03/15/26		31,300	33,200,966
NXP BV(b):
4.13%, 06/01/21		18,800	18,968,968
4.63%, 06/15/22		3,820	3,952,230
3.88%, 09/01/22		15,404	15,463,675
3.88%, 06/18/26		12,500	12,160,137
QUALCOMM, Inc., 3.00%, 05/20/22		550	561,150

			102,187,911

Software — 0.3%
Amadeus Capital Markets SAU, 1.63%, 11/17/21	EUR	3,100	3,400,082
CA, Inc., 3.60%, 08/15/22	USD	3,655	3,426,654
Dassault Systemes SE, 0.00%, 09/16/22	EUR	4,600	4,975,750
SAP SE, 0.25%, 03/10/22		5,800	6,356,456

			18,158,942

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 1.00%, 11/10/22		10,245	11,433,807
Dell International LLC(b):
4.42%, 06/15/21	USD	2,785	2,784,388
5.45%, 06/15/23		16,770	17,233,704
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(a)		8,000	8,009,688
Xerox Corp., 3.50%, 08/20/20		8,620	8,422,904

			47,884,491

Textiles, Apparel & Luxury Goods — 0.2%
LVMH Moet Hennessy Louis Vuitton SE:
0.38%, 05/26/22	EUR	500	547,804
0.13%, 02/28/23		3,200	3,471,858
0.00%, 02/11/24		4,000	4,284,844
0.00%, 02/11/26		4,700	4,937,374

			13,241,880

Thrifts & Mortgage Finance — 0.0%
BPCE SA, 0.25%, 01/15/26		2,100	2,175,184

Tobacco — 1.3%
Altria Group, Inc.:
3.49%, 02/14/22	USD	5,610	5,738,977
2.85%, 08/09/22		20,785	20,886,151
1.00%, 02/15/23	EUR	2,325	2,516,736
3.80%, 02/14/24	USD	6,400	6,486,955
1.70%, 06/15/25	EUR	1,315	1,422,479
BAT Capital Corp.:
3.22%, 08/15/24	USD	2,900	2,790,654
2.79%, 09/06/24		28,600	27,649,480
BAT International Finance plc:
3.25%, 06/07/22(b)		545	543,136
0.88%, 10/13/23	EUR	2,124	2,288,943
Philip Morris International, Inc.:
2.88%, 03/03/26		1,080	1,266,574
0.13%, 08/03/26		730	721,918
Reynolds American, Inc.:
6.88%, 05/01/20	USD	7,889	7,909,613

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco (continued)
3.25%, 06/12/20	USD	6,460	$6,440,620

			86,662,236

Trading Companies & Distributors — 0.2%
Air Lease Corp., 2.63%, 07/01/22		8,375	7,143,960
International Lease Finance Corp., 4.63%, 04/15/21		5,702	5,264,152

			12,408,112

Transportation Infrastructure — 0.0%
Autoroutes du Sud de la France SA, 2.95%, 01/17/24	EUR	2,500	2,959,577

Wireless Telecommunication Services — 0.2%(b)
Millicom International Cellular SA, 5.13%, 01/15/28	USD	1,640	1,429,363
Sprint Spectrum Co. LLC:
3.36%, 09/20/21(a)		1,179	1,173,478
4.74%, 03/20/25		8,110	8,272,200
VEON Holdings BV, 4.00%, 04/09/25		920	874,000

			11,749,041

Total Corporate Bonds — 32.8% (Cost: $2,270,604,824)			2,181,181,486

Foreign Agency Obligations — 1.0%

Argentina — 0.0%
YPF SA, 8.75%, 04/04/24(b)		1,500	813,750

Bahrain — 0.0%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		1,990	1,957,663

Brazil — 0.0%
Centrais Eletricas Brasileiras SA, 3.63%, 02/04/25(b)		1,000	890,000

Canada — 0.6%
Canada Housing Trust, 2.10%, 09/15/29(b)	CAD	52,000	38,943,281

Chile — 0.1%
Empresa Nacional del Petroleo, 5.25%, 08/10/20(b)	USD	6,150	6,173,063

Colombia — 0.0%
Ecopetrol SA, 5.38%, 06/26/26		2,070	2,002,660

Mexico — 0.1%
Petroleos Mexicanos:
6.88%, 08/04/26		1,720	1,302,900
6.84%, 01/23/30(b)		1,570	1,135,926
5.95%, 01/28/31(b)		5,370	3,705,300

			6,144,126

Panama — 0.1%
AES Panama SRL, 6.00%, 06/25/22(b)		2,430	2,284,200

Saudi Arabia — 0.1%
Saudi Arabian Oil Co.(b):
2.88%, 04/16/24		3,245	3,155,763
3.50%, 04/16/29		920	903,900

			4,059,663

Total Foreign Agency Obligations — 1.0% (Cost: $68,181,496)			63,268,406

Security		Par (000)	Value

Foreign Government Obligations — 1.6%

Brazil — 0.1%
Federative Republic of Brazil:
4.88%, 01/22/21	USD	2,440	$2,481,938
4.63%, 01/13/28		1,940	2,066,100

			4,548,038

Chile — 0.2%
Republic of Chile:
2.25%, 10/30/22		950	953,859
3.13%, 03/27/25		3,970	4,106,965
3.13%, 01/21/26		1,380	1,446,413
3.24%, 02/06/28		4,150	4,384,734

			10,891,971

Colombia — 0.2%
Republic of Colombia:
4.00%, 02/26/24		2,690	2,707,653
8.13%, 05/21/24		3,010	3,452,094
4.50%, 01/28/26		3,760	3,819,925
3.88%, 04/25/27		2,510	2,471,566
4.50%, 03/15/29		1,720	1,756,012

			14,207,250

Croatia — 0.0%
Republic of Croatia, 6.63%, 07/14/20		2,160	2,164,320

Dominican Republic — 0.0%
Dominican Republic Government Bond:
5.50%, 01/27/25		1,090	1,043,675
6.88%, 01/29/26		1,010	1,002,109

			2,045,784

Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 04/29/20		2,090	2,083,469
6.13%, 01/31/22		500	479,531
16.00%, 06/11/22	EGP	29,180	1,877,708
14.30%, 09/03/22		31,630	1,973,753
5.58%, 02/21/23(b)	USD	1,160	1,073,725
4.75%, 04/11/25(b)	EUR	290	277,062
6.38%, 04/11/31(b)		1,250	1,089,544

			8,854,792

Indonesia — 0.2%
Republic of Indonesia:
3.75%, 04/25/22	USD	1,290	1,299,675
4.75%, 01/08/26		2,010	2,128,087
0.90%, 02/14/27	EUR	1,850	1,775,118
3.50%, 01/11/28	USD	1,600	1,577,000
4.10%, 04/24/28		1,190	1,214,916
6.13%, 05/15/28	IDR	37,798,000	2,061,393
4.75%, 02/11/29	USD	450	486,000

			10,542,189

Israel — 0.0%
State of Israel Government Bond, 2.75%, 07/03/30		990	990,000

Mexico — 0.0%
United Mexican States, 4.13%, 01/21/26		1,460	1,494,675

Nigeria — 0.0%
Federal Republic of Nigeria:
6.38%, 07/12/23		980	809,113

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Nigeria (continued)
7.63%, 11/21/25	USD	1,659	$1,277,430

			2,086,543

Panama — 0.1%
Republic of Panama:
4.00%, 09/22/24		2,840	2,963,363
3.88%, 03/17/28		2,560	2,744,800

			5,708,163

Philippines — 0.1%
Republic of Philippines:
4.20%, 01/21/24		3,670	3,887,906
5.50%, 03/30/26		2,540	2,895,600

			6,783,506

Poland — 0.1%
Republic of Poland:
3.00%, 03/17/23		1,960	2,054,325
3.25%, 04/06/26		1,990	2,164,125

			4,218,450

Qatar — 0.1%
State of Qatar:
4.50%, 04/23/28		3,055	3,375,775
4.00%, 03/14/29(b)		3,740	4,001,800

			7,377,575

Russia — 0.2%
Russian Federation:
4.75%, 05/27/26		4,200	4,466,700
4.25%, 06/23/27		5,400	5,656,500

			10,123,200

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
4.00%, 04/17/25		2,050	2,123,800
3.25%, 10/26/26		854	849,730
3.63%, 03/04/28		600	609,187
4.38%, 04/16/29(b)		2,180	2,342,819

			5,925,536

Turkey — 0.0%
Republic of Turkey, 7.63%, 04/26/29		940	898,581

Ukraine — 0.1%
Ukraine Government Bond:
8.99%, 02/01/24		930	853,275
7.75%, 09/01/24		953	879,143
7.75%, 09/01/27		2,045	1,873,731
9.75%, 11/01/28		1,490	1,451,353

			5,057,502

Total Foreign Government Obligations — 1.6% (Cost: $111,282,093)			103,918,075

		Shares

Investment Companies — 3.0%*
iShares iBoxx $ High Yield Corporate Bond ETF		575,000	44,315,250
iShares Short Maturity Bond ETF		3,180,000	154,198,200

Total Investment Companies — 3.0% (Cost: $208,944,094)			198,513,450

Security		Par (000)	Value

Municipal Bonds — 0.2%
South Carolina Public Service Authority:
Series 2016D, RB, 2.39%, 12/01/23	USD	7,530	$7,646,640
Series 2012E, RB, 3.72%, 12/01/23		6,833	7,256,168

Total Municipal Bonds — 0.2% (Cost: $14,451,964)			14,902,808

Non-Agency Mortgage-Backed Securities — 17.0%

Collateralized Mortgage Obligations — 2.8%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 4.03%, 11/25/33(e)		280	241,855
Bear Stearns ARM Trust, Series 2004-5, Class 2A, 4.38%, 07/25/34(e)		391	357,866
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.29%, 12/25/35(b)(e)*		19	17,075
Chase Home Lending Mortgage Trust(b)(e):
Series 2019-ATR2, Class A11, 1.85%, 07/25/49		3,751	3,556,798
Series 2019-ATR2, Class A3, 3.50%, 07/25/49		8,028	8,130,246
CHL Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 1.49%, 02/25/35(e)		341	280,127
Series 2005-17, Class 1A6, 5.50%, 09/25/35		629	580,613
Series 2005-HYB8, Class 2A1, 3.79%, 12/20/35(e)		890	727,187
CMF plc(e):
Series 2020-1, Class B, 1.71%, 01/16/57	GBP	220	261,234
Series 2020-1, Class C, 1.96%, 01/16/57		105	124,708
CSMC Trust, Series 2019-RP10, Class A1, 3.32%, 12/26/59(b)(e)	USD	3,969	4,051,732
Finsbury Square plc, Series 2020-1A, Class C, 2.06%, 03/16/70(b)(e)	GBP	225	263,550
Gosforth Funding plc, Series 2018-1A, Class A1, 2.13%, 08/25/60(b)(e)	USD	8,497	7,791,370
JPMorgan Mortgage Trust(b)(e):
Series 2016-2, Class A1, 2.82%, 06/25/46		10,851	10,699,396
Series 2017-1, Class A4, 3.50%, 01/25/47		11,426	11,391,658
Series 2017-3, Class 1A6, 3.00%, 08/25/47		7,822	7,758,308
Series 2017-6, Class A6, 3.00%, 12/25/48		5,454	5,429,899
Series 2020-LTV1, Class A11, 2.63%, 06/25/50		11,713	11,219,063
Lanark Master Issuer plc, Series 2019-1A, Class 1A1, 2.45%, 12/22/69(b)(e)		7,856	7,799,668
MortgageIT Trust, Series 2004-1, Class A1, 1.73%, 11/25/34(e)		846	779,917
National RMBS Trust, Series 2012-2, Class A1, 1.62%, 06/20/44(e)	AUD	849	524,036
New Residential Mortgage Loan Trust(b)(e):
Series 2016-3A, Class A1B, 3.25%, 09/25/56	USD	2,535	2,573,224
Series 2018-1A, Class A1A, 4.00%, 12/25/57		8,518	8,806,908
Series 2020-1A, Class A1B, 3.50%, 10/25/59		20,396	20,463,136
Permanent Master Issuer plc, Series 2018-1A, Class 1A1, 2.21%, 07/15/58(b)(e)		12,480	12,017,682
RCO V Mortgage LLC, Series 2019-1, Class A1, 3.72%, 05/24/24(a)(b)		8,707	8,278,624
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57		9,728	10,261,809
Series 2019-4, Class MA, 3.00%, 02/25/59		21,928	22,800,711
Sequoia Mortgage Trust(b)(e):
Series 2017-CH1, Class A2, 3.50%, 08/25/47		6,758	6,678,416

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2017-CH2, Class A10, 4.00%, 12/25/47	USD	2,960	$2,957,157
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.49%, 09/25/34(e)		786	632,160
TORRENS Trust, Series 2013-1, Class A, 1.55%, 04/12/44(e)	AUD	4,809	2,959,986
Walsh Acceptance, Series 1997-2, Class A, 3.69%, 03/01/27(b)(e)	USD	5	2,617
Wells Fargo Mortgage Backed Securities Trust, Series 2019-4, Class A2, 3.00%, 09/25/49(b)(e)		5,617	5,613,373

			186,032,109

Commercial Mortgage-Backed Securities — 14.2%
280 Park Avenue Mortgage Trust, Series 2017- 280P, Class D, 2.24%, 09/15/34(b)(e)		6,910	6,028,115
AOA Mortgage Trust, Series 2015-1177, Class D, 3.01%, 12/13/29(b)(e)		4,855	4,683,430
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/05/32(b)(e)		16,080	15,875,888
BAMLL Commercial Mortgage Securities Trust(b):
Series 2012-PARK, Class A, 2.96%, 12/10/30		4,175	4,216,405
Series 2017-SCH, Class AF, 1.70%, 11/15/33(e)		3,270	3,137,189
Series 2018-DSNY, Class A, 1.55%, 09/15/34(e)		12,495	10,623,077
BAMLL Trust, Series 2011-FSHN, Class D, 5.62%, 07/11/33(b)		11,600	10,843,462
BANK:
Series 2018-BN14, Class A2, 4.13%, 09/15/60		6,000	6,366,490
Series 2019-BN16, Class A2, 3.93%, 02/15/52		12,200	12,850,806
Series 2019-BN18, Class A2, 3.47%, 05/15/62		15,479	16,153,406
BBCMS Trust, Series 2013-TYSN, Class E, 3.71%, 09/05/32(b)		3,765	3,641,486
Bear Stearns Commercial Mortgage Securities Trust(e):
Series 2005-PW10, Class AJ, 5.59%, 12/11/40		18,670	18,616,142
Series 2005-PW10, Class B, 5.61%, 12/11/40		13,697	13,661,566
Benchmark Mortgage Trust:
Series 2019-B15, Class A5, 2.93%, 12/15/72		22,045	22,821,936
Series 2019-B9, Class A5, 4.02%, 03/15/52		10,000	11,070,991
BX Commercial Mortgage Trust(b)(e):
Series 2018-IND, Class A, 1.45%, 11/15/35		3,393	3,205,779
Series 2019-XL, Class A, 1.62%, 10/15/36		25,286	24,051,302
Series 2019-XL, Class D, 2.15%, 10/15/36		17,704	15,842,282
Series 2020-BXLP, Class A, 1.50%, 12/15/36		21,726	20,148,805
Series 2020-BXLP, Class F, 2.70%, 12/15/36		5,053	4,344,733
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/09/41(b)		8,980	8,108,221
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class A4, 3.01%, 01/15/53		13,543	13,536,157
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class ASB, 3.09%, 05/10/58		4,741	4,863,372
Series 2018-TAN, Class A, 4.24%, 02/15/33(b)		15,000	14,160,228
Series 2018-TAN, Class B, 4.69%, 02/15/33(b)		12,905	12,079,451

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 1.49%, 07/15/32(b)(e)	USD	5,426	$4,866,496
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Class A4, 3.02%, 09/10/45		14,342	14,580,521
Series 2013-375P, Class A, 3.25%, 05/10/35(b)		9,460	9,346,288
Series 2013-GC11, Class A3, 2.82%, 04/10/46		26,424	26,779,365
Series 2015-GC31, Class A4, 3.76%, 06/10/48		9,000	9,398,735
Series 2016-P3, Class A2, 2.74%, 04/15/49		7,647	7,655,185
Commercial Mortgage Trust:
Series 2012-CR1, Class A3, 3.39%, 05/15/45		9,571	9,655,277
Series 2012-CR3, Class A3, 2.82%, 10/15/45		7,746	7,632,182
Series 2013-CR10, Class ASB, 3.80%, 08/10/46		2,345	2,412,651
Series 2013-CR12, Class A4, 4.05%, 10/10/46		15,633	16,521,638
Series 2013-CR13, Class A4, 4.19%, 11/10/46(e)		4,515	4,779,282
Series 2014-UBS3, Class ASB, 3.37%, 06/10/47		16,787	17,115,728
Series 2014-UBS5, Class ASB, 3.55%, 09/10/47		6,530	6,701,790
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		1,711	1,757,921
Series 2015-CR22, Class A3, 3.21%, 03/10/48		28,180	28,584,693
Series 2015-CR23, Class A2, 2.85%, 05/10/48		5,151	5,147,016
Series 2015-CR24, Class ASB, 3.45%, 08/10/48		7,580	7,833,645
Series 2015-LC21, Class ASB, 3.42%, 07/10/48		9,600	9,892,701
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class A4, 3.51%, 04/15/50		6,563	6,785,750
Series 2015-C1, Class ASB, 3.35%, 04/15/50		13,442	13,785,686
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 1.63%, 06/15/35(b)(e)		522	481,909
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(b)		8,198	8,118,387
GS Mortgage Securities Corp. II, Series 2013- GC10, Class A4, 2.68%, 02/10/46		3,644	3,677,116
GS Mortgage Securities Corp. Trust(b):
Series 2012-ALOH, Class A, 3.55%, 04/10/34		17,000	16,854,790
Series 2019-SOHO, Class A, 1.60%, 06/15/36(e)		12,154	11,493,357
Series 2019-SOHO, Class C, 2.00%, 06/15/36(e)		8,815	8,288,895
GS Mortgage Securities Trust:
Series 2011-GC5, Class AS, 5.21%, 08/10/44(b)(e)		8,891	9,058,762
Series 2012-GC6, Class A3, 3.48%, 01/10/45		11,008	11,154,584
Series 2013-GC13, Class AAB, 3.72%, 07/10/46(e)		5,244	5,362,248
Series 2013-GC14, Class A3, 3.53%, 08/10/46		533	532,795
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		8,543	8,816,279

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-GS1, Class A3, 3.73%, 11/10/48	USD	5,900	$6,337,634
Series 2019-GC38, Class A2, 3.87%, 02/10/52		8,134	8,580,917
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 1.85%, 05/15/38(b)(e)		9,675	7,918,825
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB, 3.66%, 09/15/47		6,036	6,210,150
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, 07/15/50		17,260	17,628,283
JPMorgan Chase Commercial Mortgage Securities Trust(b):
Series 2012-HSBC, Class A, 3.09%, 07/05/32		15,918	15,839,255
Series 2012-HSBC, Class D, 4.52%, 07/05/32(e)		6,490	6,392,395
Series 2018-WPT, Class AFX, 4.25%, 07/05/33		7,070	7,201,631
Series 2019-BKWD, Class A, 1.70%, 09/15/29(e)		1,864	1,732,352
KNDL Mortgage Trust(b)(e):
Series 2019-KNSQ, Class A, 1.50%, 05/15/36		9,012	8,203,893
Series 2019-KNSQ, Class D, 2.05%, 05/15/36		2,972	2,409,198
LMREC, Inc., Series 2015-CRE1, Class AR, 1.91%, 02/22/32(b)(e)		237	230,238
Madison Avenue Trust, Series 2013-650M, Class A, 3.84%, 10/12/32(b)		16,255	16,058,043
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class A4, 4.04%, 11/15/46		11,900	12,398,153
Series 2013-C9, Class AAB, 2.66%, 05/15/46		3,687	3,699,347
Series 2014-C15, Class A4, 4.05%, 04/15/47		9,800	10,242,107
Series 2014-C18, Class ASB, 3.62%, 10/15/47		9,139	9,394,258
Series 2014-C19, Class ASB, 3.33%, 12/15/47		7,561	7,804,763
Series 2016-C30, Class ASB, 2.73%, 09/15/49		14,735	15,033,680
Morgan Stanley Capital I Trust:
Series 2007-T27, Class AJ, 5.95%, 06/11/42(e)		4,470	4,461,212
Series 2012-C4, Class A4, 3.24%, 03/15/45		12,941	13,019,115
Series 2014-CPT, Class A, 3.35%, 07/13/29(b)		11,100	10,932,690
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		4,215	4,230,156
Series 2018-BOP, Class A, 1.55%, 08/15/33(b)(e)		3,810	3,564,687
Series 2018-H4, Class A4, 4.31%, 12/15/51		5,666	6,446,615
Series 2019-NUGS, Class D, 3.30%, 12/15/36(b)(e)		8,000	7,562,565
Series 2019-NUGS, Class E, 3.74%, 12/15/36(b)(e)		1,000	959,916
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 2.61%, 06/15/35(b)(e)		6,082	5,663,110
PFP Ltd., Series 2019-5, Class A, 1.67%, 04/14/36(b)(e)		6,851	6,235,179
UBS Commercial Mortgage Trust:
Series 2012-C1, Class A3, 3.40%, 05/10/45		4,131	4,168,411
Series 2019-C18, Class A4, 3.04%, 12/15/52		7,873	7,888,071

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
UBS-Barclays Commercial Mortgage Trust:
Series 2013-C5, Class AS, 3.35%, 03/10/46(b)	USD	9,713	$9,640,018
Series 2013-C6, Class ASB, 2.79%, 04/10/46		4,588	4,625,399
Velocity Commercial Capital Loan Trust(b):
Series 2018-1, Class A, 3.59%, 04/25/48		1,349	1,352,287
Series 2019-3, Class A, 3.03%, 10/25/49(e)		5,948	5,385,990
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 3.00%, 11/15/30(b)		17,397	17,313,437
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class ASB, 3.48%, 08/15/50		9,836	10,118,410
Series 2015-C28, Class ASB, 3.31%, 05/15/48		5,236	5,370,854
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		8,810	9,165,716
WFRBS Commercial Mortgage Trust:
Series 2011-C5, Class A4, 3.67%, 11/15/44		28,430	28,867,507
Series 2012-C10, Class ASB, 2.45%, 12/15/45		11,583	11,629,573
Series 2012-C6, Class A4, 3.44%, 04/15/45		1,942	1,955,645
Series 2014-C21, Class ASB, 3.39%, 08/15/47		12,647	12,897,765
Series 2014-C21, Class ASBF, 1.36%, 08/15/47(b)(e)		3,272	3,289,791
Series 2014-C24, Class ASB, 3.32%, 11/15/47		9,593	9,803,052

			945,864,684

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Commercial Mortgage Trust, Series 2015-CR23, Class XA, 0.92%, 05/10/48(e)		34,668	1,160,504

Total Non-Agency Mortgage-Backed Securities — 17.0% (Cost: $1,164,782,300)			1,133,057,297

U.S. Government Sponsored Agency Securities — 11.7%

Collateralized Mortgage Obligations — 1.2%
Federal Home Loan Mortgage Corp.:
Series 1165, Class LD, 7.00%, 11/15/21		17	17,448
Series 3710, Class MG, 4.00%, 08/15/25(a)		767	821,653
Series 3959, Class MA, 4.50%, 11/15/41		1,920	2,110,394
Series 3986, Class M, 4.50%, 09/15/41		2,371	2,547,809
Series 4459, Class BN, 3.00%, 08/15/43		8,600	9,157,708
Series 4569, Class JA, 3.00%, 03/15/42		12,261	12,693,114
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Variable Rate Notes, Series 2017-DNA2, Class M1, (LIBOR USD 1 Month + 1.20%), 2.15%, 10/25/29(c)		10,723	10,441,233
Federal National Mortgage Association:
Series 2011-48, Class MG, 4.00%, 06/25/26(a)		1,471	1,572,961
Series 2011-84, Class MG, 4.00%, 09/25/26(a)		1,938	2,043,317
Series 2014-48, Class AB, 4.00%, 10/25/40		5,294	5,480,306
Federal National Mortgage Association Variable Rate Notes:
Series 1997-20, Class FB, 2.54%, 03/25/27(e)		75	75,236
Series 2017-C02, Class 2M1, (LIBOR USD 1 Month + 1.15%), 2.10%, 09/25/29(c)		227	226,366
Series 2017-C04, Class 2M1, (LIBOR USD 1 Month + 0.85%), 1.80%, 11/25/29(c)		1,456	1,442,652

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR Trust 2019-FTR2 Variable Rate Notes, Series 2019-FTR2, Class M1, (LIBOR USD 1 Month + 0.95%), 1.90%, 11/25/48(b)(c)	USD	1,138	$1,108,893
Government National Mortgage Association:
Series 2013-131, Class PA, 3.50%, 06/16/42		4,629	4,893,765
Series 2018-36, Class AM, 3.00%, 07/20/45		24,688	26,000,354

			80,633,209

Commercial Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp., Series KJ05, Class A2, 2.16%, 10/25/21		6,687	6,791,474
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KIR2, Class A1, 2.75%, 03/25/27		7,143	7,368,476

			14,159,950

Interest Only Commercial Mortgage-Backed Securities — 0.0%(e)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series K718, Class X1, 0.61%, 01/25/22		11,683	95,128
Government National Mortgage Association Variable Rate Notes, Series 2012-120, 0.77%, 02/16/53		22,994	1,004,330

			1,099,458

Mortgage-Backed Securities — 10.3%
Federal Home Loan Mortgage Corp.:
2.50%, 11/01/27		15,935	16,648,804
4.00%, 02/01/34 - 03/01/34		27,201	28,941,044
4.50%, 07/01/47 - 03/01/49		102,560	113,561,662
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 12 Month + 1.63%), 2.94%, 10/01/45(c)		3,463	3,538,862
Federal National Mortgage Association Variable Rate Notes(c):
(LIBOR USD 12 Month + 1.60%), 2.85%, 09/01/45		8,267	8,441,005
(LIBOR USD 12 Month + 1.59%), 2.92%, 11/01/45		687	702,305
(LIBOR USD 12 Month + 1.59%), 3.14%, 06/01/45		10,270	10,629,326
(LIBOR USD 12 Month + 1.73%), 3.29%, 09/01/42		6,853	6,972,556
Uniform Mortgage-Backed Securities:
2.50%, 12/01/27 - 04/01/32		47,843	49,690,883
3.00%, 12/01/26 - 04/01/33		63,427	66,659,504
3.50%, 04/01/34		4,190	4,468,729
4.00%, 04/01/26 - 05/01/34		118,294	125,000,337
4.00%, 04/25/50(f)		144,270	153,851,973
4.50%, 03/01/47 - 04/01/49		85,984	94,349,868
5.00%, 04/01/21		—(g)	137
5.50%, 06/01/20 - 10/01/21		83	84,010
6.50%, 04/01/21		6	6,064

			683,547,069

Total U.S. Government Sponsored Agency Securities — 11.7% (Cost: $759,182,863)			779,439,686

U.S. Treasury Obligations — 5.2%
U.S. Treasury Inflation Linked Notes:
0.13%, 10/15/24		71,097	71,964,005
0.25%, 07/15/29		62,760	65,162,460
U.S. Treasury Notes:
1.50%, 01/15/23		56,600	58,536,781

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
1.38%, 02/15/23	USD	145,000	$149,593,555

Total U.S. Treasury Obligations — 5.2% (Cost: $339,498,086)			345,256,801

Total Long-Term Investments — 95.3% (Cost: $6,503,561,185)			6,338,571,410

Short-Term Securities — 5.8%

Commercial Paper — 1.9%(h)
BAT International Finance plc, 1.95%, 04/01/20		20,000	19,998,367
Boeing Co. (The), 2.19%, 11/18/20		45,000	43,335,400
General Electric Co., 2.27%, 04/01/20		19,000	18,998,701
Nissan Motor Acceptance Corp., 2.22%, 06/12/20		35,000	34,765,792
TELUS Corp., 1.81%, 05/08/20		11,250	11,210,812

Total Commercial Paper — 1.9% (Cost: $129,454,375)			128,309,072

Foreign Government Obligations — 0.4%

Egypt — 0.0%
Arab Republic of Egypt Treasury Bills, 13.80%, 05/26/20(h)	EGP	18,275	1,135,987

Mexico — 0.4%
Mexico Cetes, 5.93%, 04/02/20(h)	MXN	50,990	21,474,308

Total Foreign Government Obligations — 0.4% (Cost: $27,549,637)			22,610,295

		Shares

Money Market Funds — 3.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(i)*		232,450,117	232,450,117

Total Money Market Funds — 3.5% (Cost: $232,450,117)			232,450,117

Total Short-Term Securities — 5.8% (Cost: $389,454,129)			383,369,484

Total Options Purchased — 0.0% (Cost: $6,167,612)			8,134,570

Total Investments Before Options Written and TBA Sale Commitments — 101.1% (Cost: $6,899,182,926)			6,730,075,464

Total Options Written — (0.3)% (Premium Received — $13,713,361)			(25,967,179)

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

TBA Sale Commitments — (2.3)%

Mortgage-Backed Securities — (2.3)%
Uniform Mortgage-Backed Securities, 4.00%, 04/25/50(f)	USD	144,270	$(153,851,974)

Total TBA Sale Commitments — (2.3)% (Proceeds: $151,235,536)			(153,851,974)

Total Investments Net of Options Written and TBA Sale Commitments — 98.5% (Cost: $6,734,234,029)			6,550,256,311

Other Assets Less Liabilities — 1.5%			100,133,205

Net Assets — 100.0%			$6,650,389,516

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Represents or includes a TBA transaction.
(g)	Amount is less than 500.
(h)	Rates are discount rates or a range of discount rates as of period end.
(i)	Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Par/Shares Held at 09/30/19	Shares Purchased	Shares Sold	Par/Shares Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	47,697,236	184,752,881	—	232,450,117	$232,450,117	$882,192	$33		$—
BlackRock Capital Finance LP, Series 1997-R2, Class AP	18,554	—	—	18,554	17,075	732	—		266
iShares iBoxx $ High Yield Corporate Bond ETF	—	575,000	—	575,000	44,315,250	218,491	—		(5,190,564)
iShares Short Maturity Bond ETF	3,180,000	—	—	3,180,000	154,198,200	1,964,572	—		(5,883,000)

					$430,980,642	$3,065,987	$33		$(11,073,298)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	34	06/19/20	$6,088	$(18,121)
U.S. Treasury 2 Year Note	13,171	06/30/20	2,902,662	30,035,224

				30,017,103

Short Contracts
Euro-Bobl	1,472	06/08/20	219,509	2,066,051
Euro-Bund	24	06/08/20	4,566	67,572
Euro-Schatz	810	06/08/20	100,225	149,865
Canada 10 Year Bond	420	06/19/20	43,913	(287,747)
U.S. Treasury 10 Year Note	684	06/19/20	94,862	(2,705,139)
U.S. Treasury 10 Year Ultra Note	1,067	06/19/20	166,485	(4,195,516)
U.S. Treasury Ultra Bond	43	06/19/20	9,541	(1,016,893)
U.S. Treasury 5 Year Note	3,969	06/30/20	497,551	(5,740,039)

				(11,661,846)

				$18,355,257

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,987,161	MXN	509,900,000	Natwest Markets plc	04/02/20	$4,492,799
GBP	971,000	USD	1,204,079	JPMorgan Chase Bank NA	04/03/20	2,015
USD	229,325,772	EUR	204,951,000	Goldman Sachs International	04/03/20	3,278,872
USD	1,125,562	EUR	988,000	Morgan Stanley & Co. International plc	04/03/20	35,866
USD	4,159,179	EUR	3,715,000	State Street Bank and Trust Co.	04/03/20	61,789
USD	419,603	GBP	325,000	Citibank NA	04/03/20	15,916
USD	833,175	GBP	646,000	Natwest Markets plc	04/03/20	30,768
EUR	121,013,000	USD	133,580,382	Barclays Bank plc	05/05/20	64,440
USD	34,016,883	CAD	47,796,000	State Street Bank and Trust Co.	05/05/20	40,528
USD	579,140,991	EUR	524,202,000	UBS AG	05/05/20	220,688
JPY	1,955,186,334	NZD	29,360,000	Morgan Stanley & Co. International plc	06/17/20	734,879
USD	35,860,000	CAD	49,924,292	Bank of America NA	06/17/20	358,802
USD	18,120,000	CAD	25,104,323	HSBC Bank plc	06/17/20	268,299
USD	17,930,000	CAD	24,882,088	Toronto Dominion Bank	06/17/20	236,330
USD	18,180,000	JPY	1,903,887,955	JPMorgan Chase Bank NA	06/17/20	415,366

						10,257,357

EUR	82,676,000	USD	92,544,009	Goldman Sachs International	04/03/20	(1,358,050)
EUR	524,202,000	USD	578,352,067	UBS AG	04/03/20	(193,203)
USD	448,746,790	EUR	408,139,000	UBS AG	04/03/20	(1,402,543)
USD	1,204,982	GBP	971,000	JPMorgan Chase Bank NA	05/05/20	(1,996)
CAD	49,738,464	USD	35,860,000	Citibank NA	06/17/20	(490,945)
CAD	50,208,040	USD	36,050,000	JPMorgan Chase Bank NA	06/17/20	(347,029)
JPY	1,908,847,278	USD	18,180,000	Goldman Sachs International	06/17/20	(369,092)
NZD	29,360,000	JPY	1,890,784,000	JPMorgan Chase Bank NA	06/17/20	(133,959)

						(4,296,817)

Net Unrealized Appreciation						$5,960,540

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 10 Year Note	242	04/24/20	USD	133.00	USD	24,200	$1,395,281

Put
U.S. Treasury 10 Year Note	197	04/24/20	USD	134.00	USD	19,700	21,547

							$1,416,828

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.95%	Semi-Annual	Bank of America NA	09/03/20	0.95%	USD	23,740	$842,595
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.21%	Semi-Annual	Goldman Sachs Bank USA	02/28/22	1.21	USD	22,140	1,342,558
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.49%	Semi-Annual	Citibank NA	02/25/25	1.49	USD	14,560	1,233,417
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	2.07%	Semi-Annual	JPMorgan Chase Bank NA	01/17/40	2.07	USD	11,730	1,614,838

										5,033,408

Put
2-Year Interest Rate Swap(a)	0.01%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	06/22/20	0.01	EUR	173,838	11,814
2-Year Interest Rate Swap(a)	0.01%	Annual	6 month EURIBOR	Semi-Annual	Bank of America NA	06/23/20	0.01	EUR	65,211	4,475
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Bank of America NA	06/24/20	—	EUR	65,211	4,498
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Bank of America NA	06/26/20	—	EUR	65,210	4,537
10-Year Interest Rate Swap(a)	1.24%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/27/20	1.24	USD	31,650	158,020
10-Year Interest Rate Swap(a)	1.21%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs Bank USA	02/28/22	1.21	USD	22,140	485,448
10-Year Interest Rate Swap(a)	1.49%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/25/25	1.49	USD	14,560	489,284
10-Year Interest Rate Swap(a)	2.07%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/17/40	2.07	USD	11,730	526,258

										1,684,334

										$6,717,742

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
U.S. Treasury 10 Year Note	242	04/24/20	USD	134.00	USD	24,200	$(1,160,844)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund				Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date
Call
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.70%	Semi-Annual	Citibank NA	10/23/20	1.70%	USD	64,060	$(6,316,994)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.58%	Semi-Annual	Barclays Bank plc	10/27/20	1.58	USD	57,590	(5,010,635)

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund
	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.45%	Semi-Annual	Bank of America NA	01/25/21	1.45%	USD	145,610	$(3,240,281)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.65%	Semi-Annual	JPMorgan Chase Bank NA	01/18/22	1.65	USD	49,450	(4,587,036)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.45%	Semi-Annual	Morgan Stanley & Co. International plc	01/28/22	1.45	USD	24,630	(1,904,367)
5-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.25%	Semi-Annual	Barclays Bank plc	02/28/22	1.25	USD	42,980	(1,530,521)

										(22,589,834)

Put
2-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs Bank USA	10/02/20	1.05	USD	134,880	(500)
2-Year Interest Rate Swap(a)	1.00%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	10/05/20	1.00	USD	61,435	(428)
10-Year Interest Rate Swap(a)	1.70%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/23/20	1.70	USD	64,060	(119,711)
10-Year Interest Rate Swap(a)	1.58%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	10/27/20	1.58	USD	57,590	(157,160)
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Bank of America NA	01/18/21	—	EUR	366,950	(176,186)
2-Year Interest Rate Swap(a)	1.45%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	01/25/21	1.45	USD	145,610	(537)
10-Year Interest Rate Swap(a)	2.15%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/18/22	2.15	USD	49,450	(212,303)
10-Year Interest Rate Swap(a)	1.95%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/28/22	1.95	USD	24,630	(154,240)
10-Year Interest Rate Swap(a)	1.85%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	02/22/22	1.85	USD	33,900	(263,912)
5-Year Interest Rate Swap(a)	1.25%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/28/22	1.25	USD	42,980	(269,674)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	02/28/22	1.60	USD	15,890	(189,857)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	03/03/22	1.60	USD	15,890	(190,872)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/04/22	1.60	USD	15,433	(185,591)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	03/04/22	1.60	USD	24,575	(295,530)

										(2,216,501)

										$(24,806,335)

(a)	Forward settling swaption.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V1	5.00%	Quarterly	06/20/25	B-		USD141,000		$(8,817,200)	$(6,494,462)	$(2,322,738)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
				Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	0.68%	Semi-Annual	N/A		03/06/22	USD	12,200	$57,362	$—	$57,362
(0.30)%	Annual	6 month EURIBOR	Semi-Annual	N/A		03/23/22	EUR	5,380	(4,526)	—	(4,526)
6 month EURIBOR	Semi-Annual	(0.25)%	Annual	06/24/20	(a)	06/24/22	EUR	15,089	24,251	—	24,251

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
				Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6 month EURIBOR	Semi-Annual	(0.29)%	Annual	06/25/20	(a)	06/25/22	EUR	5,660	$4,059	$—	$4,059
6 month EURIBOR	Semi-Annual	(0.28)%	Annual	06/26/20	(a)	06/26/22	EUR	5,660	5,318	—	5,318
6 month EURIBOR	Semi-Annual	(0.28)%	Annual	06/30/20	(a)	06/30/22	EUR	5,660	5,953	—	5,953
3 month LIBOR	Quarterly	0.44%	Semi-Annual	09/11/20	(a)	09/11/22	USD	6,486	14,893	—	14,893
3 month LIBOR	Quarterly	0.44%	Semi-Annual	09/11/20	(a)	09/11/22	USD	6,022	14,008	—	14,008
3 month LIBOR	Quarterly	0.46%	Semi-Annual	09/11/20	(a)	09/11/22	USD	6,022	16,899	—	16,899
3 month LIBOR	Quarterly	0.51%	Semi-Annual	09/11/20	(a)	09/11/22	USD	9,270	34,541	—	34,541
3 month LIBOR	Quarterly	0.38%	Semi-Annual	09/28/20	(a)	09/28/22	USD	21,400	25,706	—	25,706
3 month LIBOR	Quarterly	0.34%	Semi-Annual	09/29/20	(a)	09/29/22	USD	35,180	15,511	—	15,511
3 month LIBOR	Quarterly	0.36%	Semi-Annual	09/29/20	(a)	09/29/22	USD	8,180	5,403	—	5,403
3 month LIBOR	Quarterly	0.43%	Semi-Annual	09/29/20	(a)	09/29/22	USD	16,040	33,817	—	33,817
3 month LIBOR	Quarterly	1.05%	Semi-Annual	03/01/21	(a)	03/01/23	USD	18,940	267,968	—	267,968
3 month LIBOR	Quarterly	1.06%	Semi-Annual	03/01/21	(a)	03/01/23	USD	18,940	269,479	—	269,479
3 month LIBOR	Quarterly	1.07%	Semi-Annual	03/01/21	(a)	03/01/23	USD	18,990	274,549	—	274,549
3 month LIBOR	Quarterly	1.10%	Semi-Annual	03/01/21	(a)	03/01/23	USD	75,820	1,139,296	—	1,139,296
3 month LIBOR	Quarterly	0.88%	Semi-Annual	03/02/21	(a)	03/02/23	USD	38,010	406,396	—	406,396
3 month LIBOR	Quarterly	0.88%	Semi-Annual	03/02/21	(a)	03/02/23	USD	18,990	202,849	—	202,849
3 month LIBOR	Quarterly	0.90%	Semi-Annual	03/02/21	(a)	03/02/23	USD	18,990	212,891	—	212,891
0.61%	Semi-Annual	3 month LIBOR	Quarterly	03/22/21	(a)	03/22/23	USD	32,240	(170,362)	—	(170,362)
(0.17)%	Annual	6 month EURIBOR	Semi-Annual	03/24/21	(a)	03/24/23	EUR	27,850	(82,818)	—	(82,818)
(0.18)%	Annual	6 month EURIBOR	Semi-Annual	03/24/21	(a)	03/24/23	EUR	28,010	(76,274)	—	(76,274)
(0.18)%	Annual	6 month EURIBOR	Semi-Annual	03/24/21	(a)	03/24/23	EUR	27,850	(78,949)	—	(78,949)
3 month LIBOR	Quarterly	1.56%	Semi-Annual	N/A		01/31/30	USD	4,190	341,993	—	341,993
3 month LIBOR	Quarterly	1.51%	Semi-Annual	N/A		02/03/30	USD	4,190	322,007	—	322,007
3 month LIBOR	Quarterly	1.52%	Semi-Annual	N/A		02/03/30	USD	4,190	326,956	—	326,956
3 month LIBOR	Quarterly	1.52%	Semi-Annual	N/A		02/03/30	USD	4,190	327,575	—	327,575
3 month LIBOR	Quarterly	1.58%	Semi-Annual	N/A		02/11/30	USD	3,920	330,019	—	330,019
3 month LIBOR	Quarterly	1.54%	Semi-Annual	N/A		02/12/30	USD	773	61,581	—	61,581
3 month LIBOR	Quarterly	1.48%	Semi-Annual	N/A		02/24/30	USD	3,948	294,292	—	294,292
3 month LIBOR	Quarterly	1.43%	Semi-Annual	N/A		02/25/30	USD	7,865	546,910	—	546,910
3 month LIBOR	Quarterly	1.32%	Semi-Annual	N/A		02/26/30	USD	7,825	457,832	—	457,832
1.31%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/27/30	USD	15,680	(907,997)	—	(907,997)
3 month LIBOR	Quarterly	1.24%	Semi-Annual	N/A		03/02/30	USD	7,840	399,101	—	399,101
3 month LIBOR	Quarterly	1.24%	Semi-Annual	N/A		03/02/30	USD	4,900	251,125	—	251,125
3 month LIBOR	Quarterly	0.50%	Semi-Annual	N/A		03/11/30	USD	9,830	(192,108)	—	(192,108)
3 month LIBOR	Quarterly	0.71%	Semi-Annual	N/A		03/25/30	USD	13,060	(4,485)	—	(4,485)
3 month LIBOR	Quarterly	0.73%	Semi-Annual	04/15/20	(a)	04/15/30	USD	3,690	7,315	—	7,315
3 month LIBOR	Quarterly	0.62%	Semi-Annual	05/04/20	(a)	05/04/30	USD	5,400	(48,346)	—	(48,346)
3 month LIBOR	Quarterly	1.02%	Semi-Annual	09/08/20	(a)	09/08/30	USD	10,635	319,022	—	319,022
1.11%	Semi-Annual	3 month LIBOR	Quarterly	03/08/22	(a)	03/08/32	USD	6,940	(196,212)	—	(196,212)
1.00%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/20/50	USD	1,250	(34,531)	—	(34,531)

									$5,220,269	$—	$5,220,269

(a)	Forward swap.

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	2,086	$(2,120)	$1,032	$(3,152)
United Mexican States	1.00	Quarterly	Bank of America NA	09/20/20	USD	2,086	(2,540)	2,940	(5,480)
Allstate Corp. (The)	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	(261,277)	(221,666)	(39,611)
Lowe’s Cos., Inc.	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	(176,703)	(166,526)	(10,177)
Northrop Grumman Systems Corp	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	(235,766)	(215,530)	(20,236)
Pfizer, Inc.	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	(226,739)	(200,962)	(25,777)
TWDC Enterprises 18 Corp.	1.00	Quarterly	BNP Paribas SA	06/20/24	USD	3,355	(53,172)	(107,261)	54,089
TWDC Enterprises 18 Corp.	1.00	Quarterly	BNP Paribas SA	06/20/24	USD	2,858	(45,295)	(93,453)	48,158
Financial Guaranty Insurance Company	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	1,500	7,982	43,449	(35,467)

							$(995,630)	$(957,977)	$(37,653)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB	USD	2,086	$2,119	$(1,163)	$3,282
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB	USD	2,086	2,540	(2,616)	5,156
Boeing Co. (The)	1.00	Quarterly	BNP Paribas SA	12/20/20	BBB	USD	25,000	(616,406)	130,388	(746,794)
Financial Guaranty Insurance Company	1.00	Quarterly	Citibank NA	06/20/24	BBB-	USD	15,005	(1,105,283)	(970,274)	(135,009)
International Business Machines Corp.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/24	A	USD	20,000	545,369	457,539	87,830
International Business Machines Corp.	1.00	Quarterly	BNP Paribas SA	12/20/24	A	USD	4,338	118,942	113,640	5,302
International Business Machines Corp.	1.00	Quarterly	BNP Paribas SA	12/20/24	A	USD	4,399	120,605	119,231	1,374
International Business Machines Corp.	1.00	Quarterly	BNP Paribas SA	12/20/24	A	USD	5,205	142,728	145,931	(3,203)
International Business Machines Corp.	1.00	Quarterly	Goldman Sachs International	12/20/24	A	USD	5,205	142,729	158,265	(15,536)
International Business Machines Corp.	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/24	A	USD	2,098	57,531	62,121	(4,590)
Verizon Communications, Inc.	1.00	Quarterly	BNP Paribas SA	12/20/24	BBB+	USD	7,753	(40,219)	160,170	(200,389)

								$(629,345)	$373,232	$(1,002,577)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	1.45%
6 month EURIBOR	Euro Interbank Offered Rate	(0.29)

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(6,494,462)	$7,016,877	$(4,119,346)	$—
OTC Swaps	1,394,706	(1,979,451)	205,191	(1,245,421)	—
Options Written	N/A	N/A	5,636,066	(17,889,884)	(25,967,179)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$32,318,712	$—	$32,318,712
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	10,257,357	—	—	10,257,357
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	8,134,570	—	8,134,570
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	7,016,877	—	7,016,877
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,599,897	—	—	—	—	1,599,897

	$—	$1,599,897	$—	$10,257,357	$47,470,159	$—	$59,327,413

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	13,963,455	—	13,963,455
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,296,817	—	—	4,296,817
Options written
Options written at value	—	—	—	—	25,967,179	—	25,967,179
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	2,322,738	—	—	1,796,608	—	4,119,346
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,224,872	—	—	—	—	3,224,872

	$—	$5,547,610	$—	$4,296,817	$41,727,242	$—	$51,571,669

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(23,109,334)	$—	$(23,109,334)
Forward foreign currency exchange contracts	—	—	—	6,538,598	—	—	6,538,598
Options purchased(a)	—	—	—	—	27,707	—	27,707
Options written	—	—	—	—	492,495	—	492,495
Swaps	—	(26,616,961)	—	—	(7,836,928)	—	(34,453,889)

	$—	$(26,616,961)	$—	$6,538,598	$(30,426,060)	$—	$(50,504,423)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	21,772,236	—	21,772,236
Forward foreign currency exchange contracts	—	—	—	3,326,018	—	—	3,326,018
Options purchased(b)	—	—	—	—	1,966,958	—	1,966,958
Options written	—	—	—	—	(12,253,818)	—	(12,253,818)
Swaps	—	(2,564,766)	—	—	5,573,620	—	3,008,854

	$—	$(2,564,766)	$—	$3,326,018	$17,058,996	$—	$17,820,248

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,383,458,599
Average notional value of contracts — short	1,253,006,903
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,284,193,156
Average amounts sold — in USD	447,885,269
Options:
Average value of option contracts purchased	708,414
Average value of option contracts written	580,422
Average notional value of swaption contracts purchased	279,869,233
Average notional value of swaption contracts written	737,676,079
Credit default swaps:
Average notional value — buy protection	166,843,609
Average notional value — sell protection	204,512,990
Interest rate swaps:
Average notional value — pays fixed rate	172,418,681
Average notional value — receives fixed rate	327,793,768
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,338,754	$509,688
Forward foreign currency exchange contracts	10,257,357	4,296,817
Options(a)	8,134,570	25,967,179
Swaps — Centrally cleared	—	2,176,521
Swaps — OTC(b)	1,599,897	3,224,872

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$21,330,578	$36,175,077
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,755,582)	(3,847,053)

Total derivative assets and liabilities subject to an MNA	$18,574,996	$32,328,024

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America NA	$1,379,149	$(1,379,149)	$—	$—	$—
Barclays Bank plc	64,440	(64,440)	—	—	—
BNP Paribas SA	778,283	(778,283)	—	—	—
Citibank NA	1,738,617	(1,738,617)	—	—	—
Goldman Sachs Bank USA	1,828,006	(500)	—	(1,640,000)	187,506
Goldman Sachs International	3,437,137	(1,742,678)	—	—	1,694,459
HSBC Bank plc	268,299	—	—	—	268,299
JPMorgan Chase Bank NA	3,165,297	(3,165,297)	—	—	—
Morgan Stanley & Co. International plc	832,866	(832,866)	—	—	—
Natwest Markets plc	4,523,567	—	—	—	4,523,567
State Street Bank and Trust Co.	102,317	—	—	—	102,317
Toronto Dominion Bank	236,330	—	—	—	236,330
UBS AG	220,688	(220,688)	—	—	—

	$18,574,996	$(9,922,518)	$—	$(1,640,000)	$7,012,478

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America NA	$3,687,559	$(1,379,149)	$—	$(2,308,410)	$—
Barclays Bank plc	7,153,581	(64,440)	—	(7,089,141)	—
BNP Paribas SA	1,151,100	(778,283)	—	(372,817)	—
Citibank NA	8,032,933	(1,738,617)	—	(5,400,000)	894,316
Deutsche Bank AG	676,687	—	—	(676,687)	—
Goldman Sachs Bank USA	500	(500)	—	—	—
Goldman Sachs International	1,742,678	(1,742,678)	—	—	—
JPMorgan Chase Bank NA	5,323,558	(3,165,297)	—	(2,158,261)	—
Morgan Stanley & Co. International plc	2,963,682	(832,866)	—	(2,130,816)	—
UBS AG	1,595,746	(220,688)	—	—	1,375,058

	$32,328,024	$(9,922,518)	$—	$(20,136,132)	$2,269,374

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Low Duration Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,468,172,118	$50,861,283	$1,519,033,401
Corporate Bonds(a)	—	2,181,181,486	—	2,181,181,486
Foreign Agency Obligations(a)	—	63,268,406	—	63,268,406
Foreign Government Obligations(a)	—	103,918,075	—	103,918,075
Investment Companies	198,513,450	—	—	198,513,450
Municipal Bonds	—	14,902,808	—	14,902,808
Non-Agency Mortgage-Backed Securities	—	1,133,057,297	—	1,133,057,297
U.S. Government Sponsored Agency Securities	—	779,439,686	—	779,439,686
U.S. Treasury Obligations	—	345,256,801	—	345,256,801
Short-Term Securities:
Commercial Paper	—	128,309,072	—	128,309,072
Foreign Government Obligations(a)	—	22,610,295	—	22,610,295
Money Market Funds	232,450,117	—	—	232,450,117
Options Purchased:
Interest rate contracts	1,416,828	6,717,742	—	8,134,570
Liabilities:
Investments:
TBA Sale Commitments	—	(153,851,974)	—	(153,851,974)

	$432,380,395	$6,092,981,812	$50,861,283	$6,576,223,490

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$205,191	$—	$205,191
Foreign currency exchange contracts	—	10,257,357	—	10,257,357
Interest rate contracts	32,318,712	7,016,877	—	39,335,589
Liabilities:
Credit contracts	—	(3,568,159)	—	(3,568,159)
Foreign currency exchange contracts	—	(4,296,817)	—	(4,296,817)
Interest rate contracts	(15,124,299)	(26,602,943)	—	(41,727,242)

	$17,194,413	$(16,988,494)	$—	$205,919

(a)	See above Schedule of Investments for values in each industry or country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	95

Statements of Assets and Liabilities  (unaudited)

March 31, 2020

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

ASSETS
Investments at value — unaffiliated(b)(c)	$4,203,767,522	$14,251,633,969	$6,299,094,822
Investments at value — affiliated(d)	461,409,601	1,938,863,354	430,980,642
Cash	834,159	—	—
Cash pledged:
Collateral — OTC derivatives	1,350,000	31,859,940	23,360,000
Futures contracts	19,539,520	22,476,000	12,889,000
Centrally cleared swaps	1,484,778	104,766,000	15,481,000
Foreign currency at value(e)	32,388,642	30,279,870	18,387,727
Receivables:
Investments sold	443,584,196	107,113,180	196,817,477
Securities lending income — affiliated	—	59,174	—
TBA sale commitments	322,318,664	—	151,235,536
Capital shares sold	12,790,807	857,418,922	30,758,832
Dividends — affiliated	284,837	398,567	100,700
Dividends — unaffiliated	1,419	58,932	5,064
Interest — unaffiliated	22,785,265	214,934,646	27,140,975
From the Manager	179,617	—	178,864
Variation margin on futures contracts	367,543	4,787,130	1,338,754
Variation margin on centrally cleared swaps	265,970	—	—
Swap premiums paid	1,265,972	203,380	1,394,706
Unrealized appreciation on:	—	—	—
Forward foreign currency exchange contracts	6,283,881	3,214,728	10,257,357
OTC swaps	544,300	3,362,783	205,191
Prepaid expenses	190,346	502,730	238,418
Other assets	—	43,311	—

Total assets	5,531,637,039	17,571,976,616	7,219,865,065

LIABILITIES
Bank overdraft	—	1,506,181	2,050,637
Cash received:
Collateral — OTC derivatives	4,770,000	630,000	1,640,000
Collateral — TBA commitments	17,073,000	—	467,000
Cash collateral on securities loaned at value	—	147,997,150	—
Options written at value(f)	—	32,087,424	25,967,179
TBA sale commitments at value(g)	325,588,268	—	153,851,974
Payables:
Investments purchased	1,285,552,725	1,635,147,643	335,981,803
Accounting services fees	80,011	303,475	137,090
Administration fees	122,567	653,996	213,003
Capital shares redeemed	11,676,222	180,492,561	33,311,127
Custodian fees	78,947	124,397	58,556
Income dividend distributions	1,218,250	9,708,194	1,901,190
Investment advisory fees	1,043,842	4,975,987	1,612,057
Trustees’ and Officer’s fees	2,054	40,124	15,605
Other affiliates	3,891	87,346	—
Printing fees	81,450	179,451	166,815
Professional fees	89,818	127,391	42,863
Registration fees	55,825	254,799	109,768
Service and distribution fees	144,153	538,910	410,644
Transfer agent fees	698,444	3,616,330	1,275,668
Other accrued expenses	35,754	304,886	54,672
Variation margin on futures contracts	3,596,441	—	509,688
Variation margin on centrally cleared swaps	—	17,374,356	2,176,521
Swap premiums received	403,740	3,748,207	1,979,451
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,754,528	2,031,850	4,296,817
OTC swaps	1,644,609	11,792,779	1,245,421

Total liabilities	1,655,714,539	2,053,723,437	569,475,549

NET ASSETS	$3,875,922,500	$15,518,253,179	$6,650,389,516

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2020

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

NET ASSETS CONSIST OF
Paid-in capital	$3,802,800,720	$18,362,135,470	$6,937,549,444
Accumulated earnings (loss)	73,121,780	(2,843,882,291)	(287,159,928)

NET ASSETS	$3,875,922,500	$15,518,253,179	$6,650,389,516

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$4,184,162,149	$15,818,110,452	$6,457,770,245
(c) Securities loaned at value	$—	$143,005,444	$—
(d) Investments at cost — affiliated	$461,409,601	$1,931,195,514	$441,412,681
(e) Foreign currency at cost	$31,896,777	$30,255,039	$18,490,009
(f) Premiums received	$—	$9,850,407	$13,713,361
(g) Proceeds from TBA sale commitments	$322,318,664	$—	$151,235,536

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2020

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$2,421,454,775	$8,406,480,440	$4,707,566,531

Share outstanding(h)	244,597,752	1,267,404,213	506,832,893

Net asset value	$9.90	$6.63	$9.29

Service
Net assets	$39,242,194	$91,226,026	$28,907,950

Share outstanding(h)	3,962,950	13,746,980	3,113,579

Net asset value	$9.90	$6.64	$9.28

Investor A
Net assets	$453,215,212	$1,080,148,029	$1,292,017,051

Share outstanding(h)	45,715,752	162,901,285	139,134,820

Net asset value	$9.91	$6.63	$9.29

Investor A1
Net assets	$—	$—	$7,897,067

Share outstanding(h)	—	—	849,753

Net asset value	$—	$—	$9.29

Investor C
Net assets	$44,246,192	$210,296,910	$137,331,294

Share outstanding(h)	4,482,275	31,669,298	14,796,203

Net asset value	$9.87	$6.64	$9.28

Class K
Net assets	$915,775,348	$5,626,279,964	$473,826,593

Share outstanding(h)	92,228,510	847,573,046	51,056,287

Net asset value	$9.93	$6.64	$9.28

Class R
Net assets	$1,988,779	$103,821,810	$2,843,030

Share outstanding(h)	200,520	15,654,882	306,263

Net asset value	$9.92	$6.63	$9.28

(h)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended March 31, 2020

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$1,825,043	$9,238,863	$3,065,255
Dividends — unaffiliated	6,199	5,577,093	15,612
Interest — affiliated	—	—	732
Interest — unaffiliated	46,805,666	504,579,727	92,535,372
Securities lending income — affiliated — net	—	238,068	—
Foreign taxes withheld	(78,060)	—	(29,517)

Total investment income	48,558,848	519,633,751	95,587,454

EXPENSES
Investment advisory	5,963,715	35,110,147	10,541,198
Transfer agent — class specific	1,713,973	8,244,779	3,100,580
Service and distribution — class specific	838,057	3,382,149	2,481,116
Administration	663,218	2,823,846	1,302,467
Administration — class specific	353,926	1,711,549	743,678
Accounting services	118,880	495,356	216,507
Registration	94,745	318,443	253,385
Custodian	92,752	131,936	67,727
Printing	52,317	110,706	120,531
Professional	44,643	201,458	78,318
Trustees and Officer	20,804	87,494	39,123
Miscellaneous	80,534	244,469	108,637

Total expenses excluding interest expense	10,037,564	52,862,332	19,053,267
Interest expense	—	105,633	34,088

Total expenses	10,037,564	52,967,965	19,087,355

Less:
Transfer agent fees waived and/or reimbursed — class specific	(1,050,996)	—	(836,558)
Fees waived and/or reimbursed by the Manager	(405,641)	(730,932)	(281,625)
Administration fees waived — class specific	(353,926)	(166)	(713,594)

Total expenses after fees waived and/or reimbursed	8,227,001	52,236,867	17,255,578

Net investment income	40,331,847	467,396,884	78,331,876

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—	(18,392,333)	—
Investments — unaffiliated	30,323,601	(134,840,016)	11,748,988
Capital gain distributions from investment companies — affiliated	379	532	33
Forward foreign currency exchange contracts	(1,936,490)	2,556,186	6,538,598
Foreign currency transactions	(358,099)	2,271,021	(2,339,377)
Futures contracts	18,140,999	(7,103,207)	(23,109,334)
Options written	122,084	(42,518,219)	492,495
Swaps	4,803,800	(92,860,660)	(34,453,889)

	51,096,274	(290,886,696)	(41,122,486)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	6,894,183	(11,073,298)
Investments — unaffiliated	(94,507,763)	(1,876,164,010)	(218,353,602)
Forward foreign currency exchange contracts	1,245,251	(3,059,315)	3,326,018
Foreign currency translations	399,671	649,333	106,765
Futures contracts	29,132,883	577,060	21,772,236
Options written	—	(22,237,017)	(12,253,818)
Swaps	(1,400,037)	(31,309,755)	3,008,854

	(65,129,995)	(1,924,649,521)	(213,466,845)

Net realized and unrealized loss	(14,033,721)	(2,215,536,217)	(254,589,331)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,298,126	$(1,748,139,333)	$(176,257,455)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,331,847	$89,983,257
Net realized gain	51,096,274	54,790,153
Net change in unrealized appreciation (depreciation)	(65,129,995)	166,045,774

Net increase in net assets resulting from operations	26,298,126	310,819,184

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(25,738,429)	(54,866,553)
Service	(445,078)	(1,140,698)
Investor A	(4,823,801)	(12,439,292)
Investor C	(328,976)	(1,075,593)
Class K	(10,956,320)	(22,749,446)
Class R	(25,409)	(69,151)

Decrease in net assets resulting from distributions to shareholders	(42,318,013)	(92,340,733)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	542,110,816	126,135,356

NET ASSETS
Total increase in net assets	526,090,929	344,613,807
Beginning of period	3,349,831,571	3,005,217,764

End of period	$3,875,922,500	$3,349,831,571

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock High Yield Bond Portfolio (a)		BlackRock Low Duration Bond Portfolio
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$467,396,884	$919,180,188	$78,331,876	$166,297,469
Net realized gain (loss)	(290,886,696)	(289,393,310)	(41,122,486)	8,591,929
Net change in unrealized appreciation (depreciation)	(1,924,649,521)	307,547,007	(213,466,845)	113,482,608

Net increase (decrease) in net assets resulting from operations	(1,748,139,333)	937,333,885	(176,257,455)	288,372,006

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(305,254,637)	(580,933,412)	(62,283,922)	(124,569,486)
Service	(3,740,590)	(9,749,405)	(319,185)	(777,510)
Investor A	(35,543,778)	(72,925,661)	(13,970,736)	(31,842,725)
Investor A1	—	—	(93,706)	(237,126)
Investor C	(6,039,353)	(14,058,610)	(982,568)	(2,783,764)
Investor C1	(25,535)	(121,119)	—	—
Investor C2	—	—	(94)	(3,312)
Investor C3	—	—	(2,575)	(12,932)
Class K	(138,071,958)	(250,925,461)	(6,342,500)	(10,204,261)
Class R	(3,183,936)	(6,710,371)	(29,610)	(83,184)
From return of capital:
Institutional	—	—	—	(2,335,509)
Service	—	—	—	(14,577)
Investor A	—	—	—	(597,009)
Investor A1	—	—	—	(4,446)
Investor C	—	—	—	(52,192)
Investor C2	—	—	—	(62)
Investor C3	—	—	—	(242)
Class K	—	—	—	(191,316)
Class R	—	—	—	(1,560)

Decrease in net assets resulting from distributions to shareholders	(491,859,787)	(935,424,039)	(84,024,896)	(173,711,213)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	547,136,213	1,246,394,497	(492,191,619)	1,270,043,891

NET ASSETS
Total increase (decrease) in net assets	(1,692,862,907)	1,248,304,343	(752,473,970)	1,384,704,684
Beginning of period	17,211,116,086	15,962,811,743	7,402,863,486	6,018,158,802

End of period	$15,518,253,179	$17,211,116,086	$6,650,389,516	$7,402,863,486

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Institutional
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.92	$9.25	$9.65	$9.86	$9.65	$9.63
Net investment income(a)	0.12	0.28	0.25	0.23	0.21	0.21
Net realized and unrealized gain (loss)	(0.02)	0.68	(0.39)	(0.19)	0.24	0.05
Net increase (decrease) from investment operations	0.10	0.96	(0.14)	0.04	0.45	0.26

Distributions from net investment income(b)	(0.12)	(0.29)	(0.26)	(0.25)	(0.24)	(0.24)

Net asset value, end of period	$9.90	$9.92	$9.25	$9.65	$9.86	$9.65

Total Return(c)
Based on net asset value	1.02%(d)	10.52%	(1.50)%	0.46%	4.78%	2.66%

Ratios to Average Net Assets
Total expenses	0.54%(e)(f)	0.60%	0.62%	0.66%	0.62%	0.60%(g)
Total expenses after fees waived and/or reimbursed	0.43%(e)(f)	0.51%	0.54%	0.52%	0.50%	0.46%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.43%(e)(f)	0.43%	0.44%	0.43%	0.45%	0.46%
Net investment income	2.32%(e)(f)	2.94%	2.61%	2.36%	2.16%	2.15%

Supplemental Data
Net assets, end of period (000)	$2,421,455	$1,935,102	$1,762,677	$1,778,980	$1,853,077	$1,774,919
Portfolio turnover rate(h)	341%	684%	658%	712%	594%	863%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	226%	481%	455%	493%	422%	616%

See notes to financial statements.

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Service
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.92	$9.25	$9.65	$9.86	$9.66	$9.63
Net investment income(a)	0.10	0.26	0.22	0.20	0.18	0.18
Net realized and unrealized gain (loss)	(0.01)	0.67	(0.39)	(0.18)	0.23	0.05
Net increase (decrease) from investment operations	0.09	0.93	(0.17)	0.02	0.41	0.23

Distributions from net investment income(b)	(0.11)	(0.26)	(0.23)	(0.23)	(0.21)	(0.20)

Net asset value, end of period	$9.90	$9.92	$9.25	$9.65	$9.86	$9.66

Total Return(c)
Based on net asset value	0.89%(d)	10.24%	(1.74)%	0.20%	4.32%	2.44%

Ratios to Average Net Assets
Total expenses(e)	0.85%(f)(g)	0.94%	0.98%	0.92%	0.87%	0.90%
Total expenses after fees waived and/or reimbursed	0.68%(f)(g)	0.76%	0.79%	0.78%	0.84%	0.80%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%(f)(g)	0.68%	0.69%	0.68%	0.79%	0.80%
Net investment income	2.07%(f)(g)	2.70%	2.36%	2.11%	1.81%	1.86%

Supplemental Data
Net assets, end of period (000)	$39,242	$40,195	$49,375	$55,196	$55,154	$46,481
Portfolio turnover rate(h)	341%	684%	658%	712%	594%	863%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	0.92%	0.80%	N/A

(f)  Annualized.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	226%	481%	455%	493%	422%	616%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Investor A
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.93	$9.26	$9.66	$9.87	$9.67	$9.64
Net investment income(a)	0.10	0.26	0.22	0.20	0.18	0.18
Net realized and unrealized gain (loss)	(0.01)	0.67	(0.39)	(0.18)	0.23	0.05
Net increase (decrease) from investment operations	0.09	0.93	(0.17)	0.02	0.41	0.23

Distributions from net investment income(b)	(0.11)	(0.26)	(0.23)	(0.23)	(0.21)	(0.20)

Net asset value, end of period	$9.91	$9.93	$9.26	$9.66	$9.87	$9.67

Total Return(c)
Based on net asset value	0.89%(d)	10.24%	(1.74)%	0.21%	4.32%	2.42%

Ratios to Average Net Assets
Total expenses	0.83%(e)(f)	0.93%	0.97%	0.96%	0.91%	0.89%(g)
Total expenses after fees waived and/or reimbursed	0.68%(e)(f)	0.76%	0.79%	0.78%	0.84%	0.80%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%(e)(f)	0.68%	0.69%	0.68%	0.79%	0.80%
Net investment income	2.07%(e)(f)	2.69%	2.36%	2.11%	1.81%	1.82%

Supplemental Data
Net assets, end of period (000)	$453,215	$492,426	$427,610	$470,559	$503,640	$474,202
Portfolio turnover rate(h)	341%	684%	658%	712%	594%	863%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	226%	481%	455%	493%	422%	616%

See notes to financial statements.

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Investor C
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.89	$9.22	$9.62	$9.83	$9.63	$9.60
Net investment income(a)	0.07	0.19	0.15	0.13	0.10	0.10
Net realized and unrealized gain (loss)	(0.02)	0.67	(0.39)	(0.19)	0.24	0.06
Net increase (decrease) from investment operations	0.05	0.86	(0.24)	(0.06)	0.34	0.16

Distributions from net investment income(b)	(0.07)	(0.19)	(0.16)	(0.15)	(0.14)	(0.13)

Net asset value, end of period	$9.87	$9.89	$9.22	$9.62	$9.83	$9.63

Total Return(c)
Based on net asset value	0.51%(d)	9.45%	(2.49)%	(0.55)%	3.55%	1.66%

Ratios to Average Net Assets
Total expenses(e)	1.60%(f)(g)	1.68%	1.68%	1.68%	1.63%	1.62%
Total expenses after fees waived and/or reimbursed	1.43%(f)(g)	1.51%	1.54%	1.52%	1.59%	1.55%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.43%(f)(g)	1.43%	1.44%	1.44%	1.54%	1.55%
Net investment income	1.33%(f)(g)	1.96%	1.63%	1.35%	1.06%	1.07%

Supplemental Data
Net assets, end of period (000)	$44,246	$49,848	$61,437	$71,628	$110,227	$109,272
Portfolio turnover rate(h)	341%	684%	658%	712%	594%	863%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	1.68%	N/A	1.61%

(f)  Annualized.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	226%	481%	455%	493%	422%	616%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Class K
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.95	$9.28	$9.68	$9.89	$9.68	$9.65
Net investment income(a)	0.12	0.29	0.25	0.23	0.21	0.22
Net realized and unrealized gain (loss)	(0.02)	0.67	(0.39)	(0.18)	0.25	0.05
Net increase (decrease) from investment operations	0.10	0.96	(0.14)	0.05	0.46	0.27

Distributions from net investment income(b)	(0.12)	(0.29)	(0.26)	(0.26)	(0.25)	(0.24)

Net asset value, end of period	$9.93	$9.95	$9.28	$9.68	$9.89	$9.68

Total Return(c)
Based on net asset value	1.04%(d)	10.55%	(1.44)%	0.52%	4.83%	2.83%

Ratios to Average Net Assets
Total expenses	0.42%(e)(f)	0.51%	0.54%	0.54%	0.49%	0.47%(g)
Total expenses after fees waived and/or reimbursed	0.38%(e)(f)	0.46%	0.49%	0.48%	0.45%	0.41%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38%(e)(f)	0.38%	0.39%	0.38%	0.40%	0.40%
Net investment income	2.37%(e)(f)	2.99%	2.66%	2.41%	2.20%	2.21%

Supplemental Data
Net assets, end of period (000)	$915,775	$829,549	$701,197	$753,563	$701,478	$728,521
Portfolio turnover rate(h)	341%	684%	658%	712%	594%	863%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	226%	481%	455%	493%	422%	616%

See notes to financial statements.

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Class R
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.94	$9.27	$9.67	$9.88	$9.67	$9.64
Net investment income(a)	0.09	0.23	0.20	0.18	0.15	0.15
Net realized and unrealized gain (loss)	(0.01)	0.68	(0.39)	(0.19)	0.25	0.06
Net increase (decrease) from investment operations	0.08	0.91	(0.19)	(0.01)	0.40	0.21

Distributions from net investment income(b)	(0.10)	(0.24)	(0.21)	(0.20)	(0.19)	(0.18)

Net asset value, end of period	$9.92	$9.94	$9.27	$9.67	$9.88	$9.67

Total Return(c)
Based on net asset value	0.77%(d)	9.95%	(1.98)%	(0.04)%	4.16%	2.17%

Ratios to Average Net Assets
Total expenses	1.10%(e)(f)	1.21%	1.25%	1.24%	1.21%	1.17%
Total expenses after fees waived and/or reimbursed	0.93%(e)(f)	1.02%	1.04%	1.03%	1.09%	1.05%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93%(e)(f)	0.93%	0.94%	0.93%	1.04%	1.05%
Net investment income	1.82%(e)(f)	2.45%	2.13%	1.86%	1.56%	1.57%

Supplemental Data
Net assets, end of period (000)	$1,989	$2,712	$2,921	$3,900	$3,761	$3,050
Portfolio turnover rate(g)	341%	684%	658%	712%	594%	863%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	226%	481%	455%	493%	422%	616%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio

	Institutional
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.68	$7.67	$7.85	$7.61	$7.42	$8.20
Net investment income(a)	0.21	0.44	0.42	0.43	0.41	0.40
Net realized and unrealized gain (loss)	(1.04)	0.02	(0.16)	0.28	0.24	(0.62)
Net increase (decrease) from investment operations	(0.83)	0.46	0.26	0.71	0.65	(0.22)

Distributions(b)
From net investment income	(0.22)	(0.45)	(0.44)	(0.47)	(0.46)	(0.44)
From net realized gain	—	—	—	—	—	(0.12)
Total distributions	(0.22)	(0.45)	(0.44)	(0.47)	(0.46)	(0.56)

Net asset value, end of period	$6.63	$7.68	$7.67	$7.85	$7.61	$7.42

Total Return(c)
Based on net asset value	(11.12)%(d)	6.34%	3.48%	9.64%(e)	9.21%	(2.82)%

Ratios to Average Net Assets(f)
Total expenses	0.61%(g)	0.60%	0.61%	0.62%	0.61%(h)	0.59%
Total expenses after fees waived and/or reimbursed	0.60%(g)	0.60%	0.61%	0.61%	0.61%	0.59%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.60%(g)	0.60%	0.61%	0.59%	0.60%	0.58%
Net investment income	5.49%(g)	5.89%	5.49%	5.61%	5.58%	5.08%

Supplemental Data
Net assets, end of period (000)	$8,406,480	$10,693,110	$9,680,691	$9,728,106	$9,031,925	$10,926,678
Portfolio turnover rate	74%	102%	90%	86%	90%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio

	Service
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.68	$7.67	$7.85	$7.62	$7.42	$8.20
Net investment income(a)	0.20	0.42	0.40	0.41	0.39	0.38
Net realized and unrealized gain (loss)	(1.03)	0.02	(0.16)	0.27	0.25	(0.62)
Net increase (decrease) from investment operations	(0.83)	0.44	0.24	0.68	0.64	(0.24)

Distributions(b)
From net investment income	(0.21)	(0.43)	(0.42)	(0.45)	(0.44)	(0.42)
From net realized gain	—	—	—	—	—	(0.12)
Total distributions	(0.21)	(0.43)	(0.42)	(0.45)	(0.44)	(0.54)

Net asset value, end of period	$6.64	$7.68	$7.67	$7.85	$7.62	$7.42

Total Return(c)
Based on net asset value	(11.10)%(d)	6.06%	3.19%	9.15%(e)	9.04%	(3.13)%

Ratios to Average Net Assets(f)
Total expenses(g)	0.87%(h)	0.87%	0.90%	0.93%	0.90%	0.90%
Total expenses after fees waived and/or reimbursed	0.86%(h)	0.87%	0.89%	0.93%	0.89%	0.90%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.86%(h)	0.87%	0.89%	0.90%	0.89%	0.90%
Net investment income	5.23%(h)	5.64%	5.20%	5.31%	5.32%	4.76%

Supplemental Data
Net assets, end of period (000)	$91,226	$154,658	$176,188	$231,741	$378,766	$303,043
Portfolio turnover rate	74%	102%	90%	86%	90%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%
(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	0.90%	N/A	0.90%	N/A

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio

	Investor A
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.68	$7.67	$7.85	$7.61	$7.42	$8.20
Net investment income(a)	0.20	0.42	0.40	0.41	0.39	0.38
Net realized and unrealized gain (loss)	(1.04)	0.02	(0.16)	0.28	0.24	(0.62)
Net increase (decrease) from investment operations	(0.84)	0.44	0.24	0.69	0.63	(0.24)
Distributions(b)
From net investment income	(0.21)	(0.43)	(0.42)	(0.45)	(0.44)	(0.42)
From net realized gain	—	—	—	—	—	(0.12)
Total distributions	(0.21)	(0.43)	(0.42)	(0.45)	(0.44)	(0.54)

Net asset value, end of period	$6.63	$7.68	$7.67	$7.85	$7.61	$7.42

Total Return(c)
Based on net asset value	(11.26)%(d)	6.00%	3.15%	9.29%(e)	8.86%	(3.11)%

Ratios to Average Net Assets(f)
Total expenses(g)	0.92%(h)	0.94%	0.96%	0.98%	0.93%	0.93%
Total expenses after fees waived and/or reimbursed	0.91%(h)	0.92%	0.93%	0.94%	0.93%	0.92%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.91%(h)	0.92%	0.93%	0.91%	0.92%	0.92%
Net investment income	5.18%(h)	5.58%	5.17%	5.29%	5.27%	4.75%

Supplemental Data
Net assets, end of period (000)	$1,080,148	$1,329,156	$1,326,541	$1,672,705	$3,733,406	$2,797,049
Portfolio turnover rate	74%	102%	90%	86%	90%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%
(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	0.97%	0.90%	0.89%

(h)	Annualized.

See notes to financial statements.

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio

	Investor C
	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.69	$7.68	$7.86	$7.62	$7.43	$8.21
Net investment income(a)	0.17	0.37	0.35	0.35	0.33	0.32
Net realized and unrealized gain (loss)	(1.04)	0.02	(0.16)	0.28	0.24	(0.62)
Net increase (decrease) from investment operations	(0.87)	0.39	0.19	0.63	0.57	(0.30)
Distributions(b)
From net investment income	(0.18)	(0.38)	(0.37)	(0.39)	(0.38)	(0.36)
From net realized gain	—	—	—	—	—	(0.12)
Total distributions	(0.18)	(0.38)	(0.37)	(0.39)	(0.38)	(0.48)

Net asset value, end of period	$6.64	$7.69	$7.68	$7.86	$7.62	$7.43

Total Return(c)
Based on net asset value	(11.56)%(d)	5.25%	2.43%	8.48%(e)	8.04%	(3.85)%

Ratios to Average Net Assets(f)
Total expenses	1.63%(g)	1.64%	1.64%	1.69%	1.69%	1.67% (h)
Total expenses after fees waived and/or reimbursed	1.62%(g)	1.64%	1.63%	1.68%	1.69%	1.67%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.62%(g)	1.64%	1.63%	1.66%	1.68%	1.66%
Net investment income	4.47%(g)	4.87%	4.47%	4.55%	4.51%	4.00%

Supplemental Data
Net assets, end of period (000)	$210,297	$262,204	$329,005	$417,276	$539,243	$578,935
Portfolio turnover rate	74%	102%	90%	86%	90%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended September 30,
	03/31/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio

	Class K
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.68		$7.68	$7.85	$7.62	$7.42	$8.20
Net investment income(a)	0.21		0.45	0.43	0.44	0.42	0.41
Net realized and unrealized gain (loss)	(1.03)		0.01	(0.15)	0.27	0.25	(0.62)
Net increase (decrease) from investment operations	(0.82)		0.46	0.28	0.71	0.67	(0.21)

Distributions(b)
From net investment income	(0.22)		(0.46)	(0.45)	(0.48)	(0.47)	(0.45)
From net realized gain	—		—	—	—	—	(0.12)
Total distributions	(0.22)		(0.46)	(0.45)	(0.48)	(0.47)	(0.57)

Net asset value, end of period	$6.64		$7.68	$7.68	$7.85	$7.62	$7.42

Total Return(c)
Based on net asset value	(10.93)%(d)		6.32%	3.73%	9.59% (e)	9.44%	(2.76)%

Ratios to Average Net Assets(f)
Total expenses(g)	0.49%	(h)	0.49%	0.50%	0.53%	0.53%	0.53%
Total expenses after fees waived and/or reimbursed	0.48%	(h)	0.49%	0.50%	0.52%	0.53%	0.51%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.48%	(h)	0.49%	0.50%	0.50%	0.52%	0.51%
Net investment income	5.60%	(h)	5.99%	5.59%	5.70%	5.71%	5.17%

Supplemental Data
Net assets, end of period (000)	$5,626,280		$4,644,939	$4,312,394	$5,363,522	$5,028,654	$1,853,500
Portfolio turnover rate	74%		102%	90%	86%	90%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.03%		0.02%	0.01%	0.01%	0.01%	0.01%

(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015
Expense ratios	N/A		0.49%	0.50%	0.53%	0.53%	N/A

(h)	Annualized.

See notes to financial statements.

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio

	Class R
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.68		$7.67	$7.85	$7.61	$7.42	$8.20
Net investment income(a)	0.19		0.40	0.38	0.38	0.36	0.35
Net realized and unrealized gain (loss)	(1.04)		0.02	(0.16)	0.28	0.24	(0.62)
Net increase (decrease) from investment operations	(0.85)		0.42	0.22	0.66	0.60	(0.27)

Distributions(b)
From net investment income	(0.20)		(0.41)	(0.40)	(0.42)	(0.41)	(0.39)
From net realized gain	—		—	—	—	—	(0.12)
Total distributions	(0.20)		(0.41)	(0.40)	(0.42)	(0.41)	(0.51)

Net asset value, end of period	$6.63		$7.68	$7.67	$7.85	$7.61	$7.42

Total Return(c)
Based on net asset value	(11.38)%(d)		5.69%	2.83%	8.94% (e)	8.51%	(3.43)%

Ratios to Average Net Assets(f)
Total expenses(g)	1.18%	(h)	1.22%	1.24%	1.26%	1.26%	1.23%
Total expenses after fees waived and/or reimbursed	1.18%	(h)	1.21%	1.24%	1.26%	1.26%	1.23%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.18%	(h)	1.21%	1.24%	1.23%	1.25%	1.22%
Net investment income	4.92%	(h)	5.28%	4.86%	4.96%	4.95%	4.46%

Supplemental Data
Net assets, end of period (000)	$103,822		$125,710	$128,584	$132,868	$113,010	$97,300
Portfolio turnover rate	74%		102%	90%	86%	90%	70%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.03%		0.02%	0.01%	0.01%	0.01%	0.01%
(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015
Expense ratios	N/A		N/A	N/A	1.26%	1.26%	1.22%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio

	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$9.64		$9.47		$9.63	$9.65	$9.68	$9.74
Net investment income(a)	0.10		0.25		0.21	0.16	0.16	0.16
Net realized and unrealized gain (loss)	(0.34)		0.18		(0.14)	0.02	—	(0.04)
Net increase (decrease) from investment operations	(0.24)		0.43		0.07	0.18	0.16	0.12

Distributions(b)
From net investment income	(0.11)		(0.26)		(0.21)	(0.20)	(0.19)	(0.18)
From return of capital	—		(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.11)		(0.26)		(0.23)	(0.20)	(0.19)	(0.18)

Net asset value, end of period	$9.29		$9.64		$9.47	$9.63	$9.65	$9.68

Total Return(d)
Based on net asset value	(2.50)%(e)		4.59%	(f)	0.69% (f)	1.88%	1.63%	1.19%

Ratios to Average Net Assets(g)
Total expenses	0.44%	(h)	0.45%		0.52% (i)	0.49% (i)	0.50%	0.52% (i)
Total expenses after fees waived and/or reimbursed	0.40%	(h)	0.40%		0.48%	0.43%	0.47%	0.45%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%	(h)	0.40%		0.40%	0.41%	0.45%	0.45%
Net investment income	2.17%	(h)	2.60%		2.21%	1.69%	1.66%	1.61%

Supplemental Data
Net assets, end of period (000)	$4,707,567		$5,374,564		$4,274,410	$3,097,000	$3,020,681	$2,885,841
Portfolio turnover rate(j)	125%		182%		218%	292%	316%	289%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015
Investments in underlying funds	0.01%		0.01%		—%	—%	—%	—%

(h) Annualized.

(i)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	87%		144%		169%	208%	246%	231%

See notes to financial statements.

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio

	Service
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$9.63		$9.47		$9.63	$9.64	$9.67	$9.74
Net investment income(a)	0.09		0.22		0.18	0.14	0.13	0.13
Net realized and unrealized gain (loss)	(0.34)		0.17		(0.14)	0.02	(0.01)	(0.05)
Net increase (decrease) from investment operations	(0.25)		0.39		0.04	0.16	0.12	0.08

Distributions(b)
From net investment income	(0.10)		(0.23)		(0.18)	(0.17)	(0.15)	(0.15)
From return of capital	—		(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.10)		(0.23)		(0.20)	(0.17)	(0.15)	(0.15)

Net asset value, end of period	$9.28		$9.63		$9.47	$9.63	$9.64	$9.67

Total Return(d)
Based on net asset value	(2.63)%(e)		4.23%	(f)	0.43% (f)	1.73%	1.29%	0.78%

Ratios to Average Net Assets(g)
Total expenses(h)	0.76%	(i)	0.76%		0.87%	0.81%	0.81%	0.88%
Total expenses after fees waived and/or reimbursed	0.65%	(i)	0.65%		0.74%	0.68%	0.81%	0.77%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.65%	(i)	0.65%		0.66%	0.67%	0.79%	0.77%
Net investment income	1.92%	(i)	2.36%		1.93%	1.41%	1.32%	1.31%

Supplemental Data
Net assets, end of period (000)	$28,908		$30,950		$29,050	$37,710	$60,358	$56,550
Portfolio turnover rate(j)	125%		182%		218%	292%	316%	289%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015
Investments in underlying funds	0.01%		0.01%		—%	—%	—%	—%

(h) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015
Expense ratios	N/A		N/A		N/A	0.81%	0.78%	0.88%

(i) Annualized. (j) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	87%		144%		169%	208%	246%	231%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio

	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$9.63		$9.47		$9.63	$9.64	$9.67	$9.74
Net investment income(a)	0.09		0.22		0.18	0.14	0.13	0.12
Net realized and unrealized gain (loss)	(0.33)		0.17		(0.14)	0.02	(0.01)	(0.04)
Net increase (decrease) from investment operations	(0.24)		0.39		0.04	0.16	0.12	0.08

Distributions(b)
From net investment income	(0.10)		(0.23)		(0.18)	(0.17)	(0.15)	(0.15)
From return of capital	—		(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.10)		(0.23)		(0.20)	(0.17)	(0.15)	(0.15)

Net asset value, end of period	$9.29		$9.63		$9.47	$9.63	$9.64	$9.67

Total Return(d)
Based on net asset value	(2.52)%(e)		4.23%	(f)	0.43% (f)	1.73%	1.29%	0.75%

Ratios to Average Net Assets(g)
Total expenses(h)	0.76%	(i)	0.78%		0.88%	0.81%	0.83%	0.86%
Total expenses after fees waived and/or reimbursed	0.65%	(i)	0.65%		0.74%	0.68%	0.81%	0.79%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.65%	(i)	0.65%		0.66%	0.66%	0.79%	0.79%
Net investment income	1.92%	(i)	2.35%		1.94%	1.47%	1.32%	1.29%

Supplemental Data
Net assets, end of period (000)	$1,292,017		$1,318,473		$1,267,494	$1,309,023	$875,788	$822,299
Portfolio turnover rate(j)	125%		182%		218%	292%	316%	289%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015
Investments in underlying funds	0.01%		0.01%		—%	—%	—%	—%
(h) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015
Expense ratios	N/A		N/A		N/A	N/A	N/A	0.85%
(i) Annualized. (j) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	87%		144%		169%	208%	246%	231%

See notes to financial statements.

116	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio

	Investor A1

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015

Net asset value, beginning of period	$9.64	$9.48		$9.64	$9.65	$9.68	$9.75
Net investment income(a)	0.10	0.24		0.20	0.15	0.15	0.14
Net realized and unrealized gain (loss)	(0.34)	0.17		(0.14)	0.03	(0.01)	(0.05)
Net increase (decrease) from investment operations	(0.24)	0.41		0.06	0.18	0.14	0.09

Distributions(b)
From net investment income	(0.11)	(0.25)		(0.20)	(0.19)	(0.17)	(0.16)
From return of capital	—	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.11)	(0.25)		(0.22)	(0.19)	(0.17)	(0.16)

Net asset value, end of period	$9.29	$9.64		$9.48	$9.64	$9.65	$9.68

Total Return(d)
Based on net asset value	(2.55)%(e)	4.38%(f)		0.59%(f)	1.88%	1.48%	0.94%

Ratios to Average Net Assets(g)
Total expenses	0.59%(h)	0.59%		0.70%	0.66%	0.68%	0.69%
Total expenses after fees waived and/or reimbursed	0.50%(h)	0.50%		0.59%	0.53%	0.62%	0.60%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%(h)	0.50%		0.51%	0.51%	0.60%	0.60%
Net investment income	2.07%(h)	2.51%		2.09%	1.59%	1.51%	1.47%

Supplemental Data
Net assets, end of period (000)	$7,897	$8,621		$9,492	$10,751	$11,892	$14,742
Portfolio turnover rate(i)	125%	182%		218%	292%	316%	289%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)  Amount is greater than $(0.005) per share.
(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e) Aggregate total return.
(f)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%		—%	—%	—%	—%
(h) Annualized. (i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	87%	144%		169%	208%	246%	231%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio

	Investor C

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015

Net asset value, beginning of period	$9.63	$9.46		$9.63	$9.64	$9.67	$9.73
Net investment income(a)	0.06	0.15		0.11	0.06	0.06	0.05
Net realized and unrealized gain (loss)	(0.35)	0.18		(0.15)	0.03	(0.01)	(0.04)
Net increase (decrease) from investment operations	(0.29)	0.33		(0.04)	0.09	0.05	0.01

Distributions(b)
From net investment income	(0.06)	(0.16)		(0.11)	(0.10)	(0.08)	(0.07)
From return of capital	—	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.06)	(0.16)		(0.13)	(0.10)	(0.08)	(0.07)

Net asset value, end of period	$9.28	$9.63		$9.46	$9.63	$9.64	$9.67

Total Return(d)
Based on net asset value	(2.99)%(e)	3.56%(f)		(0.42)%(f)	0.97%	0.55%	0.11%

Ratios to Average Net Assets(g)
Total expenses	1.50%(h)	1.52%		1.62%	1.58%	1.59%	1.59%
Total expenses after fees waived and/or reimbursed	1.40%(h)	1.40%		1.49%	1.43%	1.55%	1.53%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.40%(h)	1.40%		1.41%	1.42%	1.53%	1.53%
Net investment income	1.17%(h)	1.61%		1.18%	0.67%	0.58%	0.54%

Supplemental Data
Net assets, end of period (000)	$137,331	$152,890		$172,631	$243,527	$372,307	$361,424
Portfolio turnover rate(i)	125%	182%		218%	292%	316%	289%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)  Amount is greater than $(0.005) per share.
(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e) Aggregate total return.
(f)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%		—%	—%	—%	—%
(h) Annualized. (i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	87%	144%		169%	208%	246%	231%

See notes to financial statements.

118	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Class K
	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015

Net asset value, beginning of period	$9.63	$9.46		$9.62	$9.64	$9.67	$9.73
Net investment income(a)	0.11	0.25		0.22	0.15	0.16	0.16
Net realized and unrealized gain (loss)	(0.35)	0.18		(0.15)	0.03	—	(0.04)
Net increase (decrease) from investment operations	(0.24)	0.43		0.07	0.18	0.16	0.12

Distributions(b)
From net investment income	(0.11)	(0.26)		(0.21)	(0.20)	(0.19)	(0.18)
From return of capital	—	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.11)	(0.26)		(0.23)	(0.20)	(0.19)	(0.18)

Net asset value, end of period	$9.28	$9.63		$9.46	$9.62	$9.64	$9.67

Total Return(d)
Based on net asset value	(2.48)%(e)	4.65%(f)		0.73%(f)	1.93%	1.69%	1.24%

Ratios to Average Net Assets(g)
Total expenses	0.37%(h)	0.37%		0.46%	0.43%	0.44%	0.44% (i)
Total expenses after fees waived and/or reimbursed	0.35%(h)	0.35%		0.44%	0.37%	0.41%	0.40%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.35%(h)	0.35%		0.35%	0.36%	0.40%	0.40%
Net investment income	2.22%(h)	2.64%		2.27%	1.63%	1.71%	1.67%

Supplemental Data
Net assets, end of period (000)	$473,827	$512,940		$258,340	$161,006	$930,769	$927,190
Portfolio turnover rate(j)	125%	182%		218%	292%	316%	289%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)  Amount is greater than $(0.005) per share.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%		—%	—%	—%	—%

(h) Annualized.

(i)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	87%	144%		169%	208%	246%	231%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Class R
	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015

Net asset value, beginning of period	$9.63	$9.47		$9.63	$9.64	$9.67	$9.74
Net investment income(a)	0.08	0.20		0.16	0.11	0.10	0.10
Net realized and unrealized gain (loss)	(0.34)	0.17		(0.14)	0.03	—	(0.05)
Net increase (decrease) from investment operations	(0.26)	0.37		0.02	0.14	0.10	0.05

Distributions(b)
From net investment income	(0.09)	(0.21)		(0.16)	(0.15)	(0.13)	(0.12)
From return of capital	—	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.09)	(0.21)		(0.18)	(0.15)	(0.13)	(0.12)

Net asset value, end of period	$9.28	$9.63		$9.47	$9.63	$9.64	$9.67

Total Return(d)
Based on net asset value	(2.75)%(e)	3.97%(f)		0.18%(f)	1.47%	1.04%	0.48%

Ratios to Average Net Assets(g)
Total expenses	1.13%(h)	1.18%		1.24%	1.25%	1.24%	1.16%
Total expenses after fees waived and/or reimbursed	0.90%(h)	0.90%		0.99%	0.93%	1.06%	1.05%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.90%(h)	0.90%		0.91%	0.92%	1.04%	1.05%
Net investment income	1.68%(h)	2.10%		1.69%	1.18%	1.07%	1.02%

Supplemental Data
Net assets, end of period (000)	$2,843	$3,949		$4,493	$4,794	$5,181	$4,247
Portfolio turnover rate(i)	125%	182%		218%	292%	316%	289%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)  Amount is greater than $(0.005) per share.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%		—%	—%	—%	—%
(h) Annualized. (i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	87%	144%		169%	208%	246%	231%

See notes to financial statements.

120	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K shares are sold only to certain eligible investors. Service, Investor A, Investor A1, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Class R Shares are available to only certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

On February 24, 2020, High Yield Bond’s issued and outstanding Investor C1 Shares and Low Duration Bond’s issued and outstanding Investor C2 and Investor C3 Shares converted into Investor A Shares.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
To Investor A Shares after
Investor C Shares	No		Yes	(d)	approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of High Yield Bond which holds shares of private Canadian companies. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiary may be taxable to such subsidiary in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statement of Operations for High Yield Bond. An income tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for High Yield Bond. The net assets of the Taxable Subsidiary as of period end were $1,443,433, which is 0.01% of High Yield Bond’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to High Yield Bond.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (unaudited) (continued)

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended March 31, 2020. The adjusted cost basis of securities at September 30, 2019, if applicable, are as follows:

Core Bond	$3,743,772,276
High Yield Bond	16,950,530,358
Low Duration Bond	7,842,491,957

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more

122	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

High Yield Bond values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the High Yield Bond were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

124	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (unaudited) (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

126	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended March 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Funds were as follows:

High Yield Bond
Average Borrowings	$1,986,962
Daily Weighted Average Interest Rate	0.83%

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of High Yield Bond’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$3,315,900	$(3,315,900)	$—
Citigroup Global Markets, Inc.	4,124,550	(4,124,550)	—
Credit Suisse Securities (USA) LLC	798,250	(798,250)	—
Deutsche Bank Securities, Inc.	1,479,744	(1,479,744)	—
Goldman Sachs & Co.	42,410,000	(42,410,000)	—
JP Morgan Securities LLC	32,170,800	(32,170,800)	—
National Financial Services LLC	38,407,596	(38,407,596)	—
State Street Bank & Trust Co.	81,088	(81,088)	—
TD Prime Services LLC	20,217,516	(20,217,516)	—

	$143,005,444	$(143,005,444)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by High Yield Bond is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC

128	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may,

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (unaudited) (continued)

absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Core Bond
Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340
$2 Billion — $3 Billion	0.330
Greater than $3 Billion	0.320

High Yield Bond
Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
$3 Billion — $25 Billion	0.400
$25 Billion — $30 Billion	0.375
Greater than $30 Billion	0.350

Low Duration Bond
Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.310%
$1 Billion — $3 Billion	0.290
$3 Billion — $5 Billion	0.280
$5 Billion — $10 Billion	0.270
Greater than $10 Billion	0.260

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

With respect to each of High Yield Bond and Low Duration Bond, the Manager entered into a sub-advisory agreement, effective December 2, 2019, with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

With respect to Core Bond, the Manager entered into a sub-advisory agreement with BIL and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of Core Bond for which BIL and BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Core Bond to the Manager.

130	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor A1	0.10	—
Investor C	0.25	0.75
Investor C1(a)	0.25	0.55
Investor C2(a)	0.10	0.30
Investor C3(a)	0.25	0.65
Class R	0.25	0.25

(a)	On February 24, 2020, Investor C1, Investor C2 and Investor C3 Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
Service	$51,010	$169,405	$38,514
Investor A	551,791	1,628,588	1,686,224
Investor A1	—	—	4,215
Investor C	228,674	1,273,044	742,357
Investor C1	—	4,162	—
Investor C2	—	—	22
Investor C3	—	—	1,651
Class R	6,582	306,950	8,133
	$838,057	$3,382,149	$2,481,116

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2020 the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$212,343	$1,059,270	$536,125
Service	4,080	13,551	3,081
Investor A	44,140	130,276	134,886
Investor A1	—	—	843
Investor C	4,573	25,459	14,846
Investor C1	—	104	—
Investor C2	—	—	1
Investor C3	—	—	37
Class K	88,527	470,612	53,534
Class R	263	12,277	325
	$353,926	$1,711,549	$743,678

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Core Bond	$130,784	$—	$2,271	$133,055
High Yield Bond	128,486	11	595	129,092
Low Duration Bond	67,723	—	—	67,723

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$1,840	$14,362	$5,096
Service	—	159	167
Investor A	3,746	21,998	3,961
Investor A1	—	—	126
Investor C	700	2,504	582
Investor C1	—	10	—
Investor C3	—	—	5
Class K	760	—	505
Class R	22	722	10
	$7,068	$39,755	$10,452
For the six months ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:
	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$1,289,201	$6,553,288	$1,987,809
Service	35,390	89,750	22,018
Investor A	342,363	1,175,134	964,096
Investor A1	—	—	5,464
Investor C	39,337	178,910	102,097
Investor C1	—	655	—
Investor C2	—	—	32
Investor C3	—	—	343
Class K	5,421	124,881	14,450
Class R	2,261	122,161	4,271
	$1,713,973	$8,244,779	$3,100,580

Other Fees: For the six months ended March 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$31,897
High Yield Bond	55,110
Low Duration Bond	41,554

For the six months ended March 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C
Core Bond	$9,588	$3,088
High Yield Bond	2,525	20,086
Low Duration Bond	39,026	9,824

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2020, the amounts waived were as follows:

Core Bond	$102,434
High Yield Bond	131,625
Low Duration Bond	49,470

132	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

High Yield Bond	$599,307
Low Duration Bond	225,569

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R
Core Bond	0.43%	0.68%	0.68%	N/A	1.43%	N/A	N/A	N/A	0.38%	0.93%
High Yield Bond	0.67	1.02	0.92	N/A	1.72	1.56%	N/A	N/A	0.58	1.28
Low Duration
Bond	0.40	0.65	0.65	0.50%	1.40	N/A	0.80%	1.30%	0.35	0.90

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2020, the amounts waived and/or reimbursed by the Manager were as follows:

Core Bond	$303,207
Low Duration Bond	6,586

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2020, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$212,343	$—	$533,486
Service	4,080	—	3,081
Investor A	44,140	166	134,886
Investor A1	—	—	843
Investor C	4,573	—	14,846
Investor C2	—	—	1
Investor C3	—	—	37
Class K	88,527	—	26,089
Class R	263	—	325
	$353,926	$166	$713,594

Transfer Agent Fees Waived and/or Reimbursed		Core Bond	Low Duration Bond
Institutional		$757,758	$243,018
Service		25,292	11,924
Investor A		232,963	521,826
Investor A1		—	2,701
Investor C		27,954	53,575
Investor C2		—	22
Investor C3		—	217
Class K		5,421	80
Class R		1,608	3,195
		$1,050,996	$836,558

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses was terminated.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (unaudited) (continued)

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

	Core Bond	High Yield Bond	Low Duration Bond
Fund Level	$1,878,880	$—	$15,449
Institutional	2,374,828	—	2,750,123
Service	154,997	—	72,075
Investor A	1,397,120	589,793	3,362,837
Investor A1	—	—	18,436
Investor C	154,022	—	424,850
Investor C1	—	495	—
Investor C2	—	—	1,572
Investor C3	—	—	7,361
Class K	330,891	—	75,468
Class R	11,058	—	23,202

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by High Yield Bond. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, High Yield Bond retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, High Yield Bond retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeded a specified threshold, High Yield Bond would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by High Yield Bond is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended March 31, 2020, High Yield Bond paid BIM $55,313 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

134	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Core Bond	$14,764	$2,695,212	$(279,660)
High Yield Bond	602,977,416	55,320,644	717,095
Low Duration Bond	16,709,896	—	—

7. PURCHASES AND SALES

For the six months ended March 31, 2020, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Purchases
Non-U.S. Government Securities	$12,942,967,634	$12,355,395,558	$7,698,743,850
U.S. Government Securities	496,018,889	—	1,350,680,079
	$13,438,986,523	$12,355,395,558	$9,049,423,929

Sales
Non-U.S. Government Securities	$12,983,577,359	$12,477,283,189	$8,415,890,273
U.S. Government Securities	320,081,023	—	1,905,647,928
	$13,303,658,382	$12,477,283,189	$10,321,538,201

For the six months ended March 31, 2020, purchases and sales related to mortgage dollar rolls were as follow:

	Core Bond	Low Duration Bond
Purchases	$4,485,348,885	$2,762,505,542
Sales	4,484,925,213	2,762,034,688

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Core Bond	$21,019,301
High Yield Bond	899,114,199
Low Duration Bond	75,779,519

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$4,646,761,846	$17,794,269,106	$6,902,360,891

Gross unrealized appreciation	$143,090,950	$119,317,656	$103,282,821
Gross unrealized depreciation	(94,491,132)	(1,777,392,391)	(264,265,405)

Net unrealized appreciation (depreciation)	$48,599,818	$(1,658,074,735)	$(160,982,584)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements  (unaudited) (continued)

and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers..

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk

136	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/ or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Core Bond
Institutional
Shares sold	79,459,777	$793,198,287	58,954,554	$562,957,286
Shares issued in reinvestment of distributions	2,384,738	23,784,152	5,225,917	49,860,865
Shares redeemed	(32,355,306)	(319,074,737)	(59,622,838)	(568,545,951)

Net increase	49,489,209	$497,907,702	4,557,633	$44,272,200

Service
Shares sold	370,148	$3,662,424	747,668	$7,155,368
Shares issued in reinvestment of distributions	44,543	444,202	118,602	1,128,634
Shares redeemed	(503,289)	(5,006,155)	(2,150,888)	(20,174,665)

Net decrease	(88,598)	$(899,529)	(1,284,618)	$(11,890,663)

Investor A
Shares sold	11,347,298	$112,663,112	13,311,539	$126,824,365
Shares issued in reinvestment of distributions	465,017	4,642,274	1,256,238	12,004,462
Shares redeemed	(15,673,532)	(154,980,598)	(11,149,529)	(105,604,612)

Net increase (decrease)	(3,861,217)	$(37,675,212)	3,418,248	$33,224,215

Investor C
Shares sold	1,121,764	$11,146,006	1,179,700	$11,240,172
Shares issued in reinvestment of distributions	30,191	299,871	103,735	984,358
Shares redeemed	(1,709,567)	(16,879,942)	(2,903,618)	(27,358,066)

Net decrease	(557,612)	$(5,434,065)	(1,620,183)	$(15,133,536)

Class K
Shares sold	16,065,869	$160,309,987	16,217,659	$155,733,531
Shares issued in reinvestment of distributions	1,065,345	10,656,443	2,295,745	21,971,817
Shares redeemed	(8,292,676)	(82,023,210)	(10,702,500)	(101,646,792)

Net increase	8,838,538	$88,943,220	7,810,904	$76,058,556

Class R
Shares sold	21,971	$217,884	48,863	$463,854
Shares issued in reinvestment of distributions	2,531	25,280	7,247	69,144
Shares redeemed	(96,952)	(974,464)	(98,276)	(928,414)

Net decrease	(72,450)	$(731,300)	(42,166)	$(395,416)

Total Net Increase	53,747,870	$542,110,816	12,839,818	$126,135,356

High Yield Bond
Institutional
Shares sold	486,494,380	$3,640,683,402	1,013,381,817	$7,603,463,797
Shares issued in reinvestment of distributions	36,917,564	277,150,678	69,159,001	519,713,900
Shares redeemed	(648,597,226)	(4,826,565,540)	(951,987,667)	(7,118,339,335)

Net increase (decrease)	(125,185,282)	$(908,731,460)	130,553,151	$1,004,838,362

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Service
Shares sold	8,634,715	$66,046,365	26,925,349	$202,663,801
Shares issued in reinvestment of distributions	482,076	3,631,035	1,283,402	9,634,956
Shares redeemed	(15,501,007)	(117,475,562)	(31,038,176)	(233,953,036)

Net decrease	(6,384,216)	$(47,798,162)	(2,829,425)	$(21,654,279)

Investor A
Shares sold	36,360,267	$275,643,222	89,269,598	$668,379,422
Shares issued in reinvestment of distributions	4,273,508	32,039,814	8,705,424	65,323,251
Shares redeemed	(50,888,238)	(379,832,595)	(97,803,313)	(732,231,738)

Net increase (decrease)	(10,254,463)	$(72,149,559)	171,709	$1,470,935

Investor C
Shares sold	3,081,946	$23,416,408	5,808,760	$43,856,756
Shares issued in reinvestment of distributions	724,175	5,436,898	1,690,358	12,686,090
Shares redeemed	(6,246,215)	(46,332,777)	(16,231,675)	(121,962,508)

Net decrease	(2,440,094)	$(17,479,471)	(8,732,557)	$(65,419,662)

Investor C1(a)
Shares sold	3,706	$28,585	14,297	$106,914
Shares issued in reinvestment of distributions	2,744	21,204	15,555	116,637
Shares redeemed and automatic conversion of shares	(180,597)	(1,401,443)	(1,080,338)	(8,132,021)

Net decrease	(174,147)	$(1,351,654)	(1,050,486)	$(7,908,470)

Class K
Shares sold	426,745,032	$2,935,170,315	296,089,454	$2,234,441,701
Shares issued in reinvestment of distributions	16,569,341	124,406,525	29,816,561	224,062,721
Shares redeemed	(200,243,674)	(1,459,816,860)	(283,213,492)	(2,120,629,398)

Net increase	243,070,699	$1,599,759,980	42,692,523	$337,875,024

Class R
Shares sold	2,098,176	$15,706,051	3,653,480	$27,476,499
Shares issued in reinvestment of distributions	424,018	3,177,942	893,735	6,703,839
Shares redeemed	(3,241,559)	(23,997,454)	(4,938,196)	(36,987,751)

Net decrease	(719,365)	$(5,113,461)	(390,981)	$(2,807,413)

Total Net Increase	97,913,132	$547,136,213	160,413,934	$1,246,394,497

Low Duration Bond
Institutional
Shares sold	123,357,392	$1,184,246,952	255,637,955	$2,438,891,645
Shares issued in reinvestment of distributions	6,270,315	60,175,815	12,760,621	121,859,736
Shares redeemed	(180,464,211)	(1,724,655,538)	(162,007,772)	(1,541,598,872)

Net increase (decrease)	(50,836,504)	$(480,232,771)	106,390,804	$1,019,152,509

Service
Shares sold	354,046	$3,402,199	1,362,027	$12,939,297
Shares issued in reinvestment of distributions	33,133	317,691	82,838	790,447
Shares redeemed	(486,561)	(4,639,322)	(1,300,321)	(12,422,888)

Net increase (decrease)	(99,382)	$(919,432)	144,544	$1,306,856

Investor A
Shares sold and automatic conversion of shares	43,797,019	$420,800,846	40,678,905	$387,195,143
Shares issued in reinvestment of distributions	1,404,503	13,472,064	3,279,253	31,288,962
Shares redeemed	(42,914,549)	(412,292,107)	(40,973,256)	(390,594,187)

Net increase	2,286,973	$21,980,803	2,984,902	$27,889,918

Investor A1
Shares sold	596	$5,760	13,578	$129,648
Shares issued in reinvestment of distributions	7,381	70,860	18,921	180,655
Shares redeemed	(52,315)	(502,817)	(140,020)	(1,342,934)

Net decrease	(44,338)	$(426,197)	(107,521)	$(1,032,631)

Investor C
Shares sold	2,036,644	$19,506,750	3,973,118	$37,653,643
Shares issued in reinvestment of distributions	87,051	834,257	253,439	2,416,147
Shares redeemed and automatic conversion of shares	(3,203,743)	(30,562,289)	(6,590,562)	(62,681,598)

Net decrease	(1,080,048)	$(10,221,282)	(2,364,005)	$(22,611,808)

138	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Investor C2(a)
Shares sold	—	$2	—	$—
Shares issued in reinvestment of distributions	8	79	353	3,354
Shares redeemed and automatic conversion of shares	(1,365)	(13,216)	(59,579)	(563,951)

Net decrease	(1,357)	$(13,135)	(59,226)	$(560,597)

Investor C3(a)
Shares sold	268	$2,581	18,194	$172,285
Shares issued in reinvestment of distributions	223	2,150	1,370	13,039
Shares redeemed and automatic conversion of shares	(48,538)	(469,474)	(148,549)	(1,404,724)

Net decrease	(48,047)	$(464,743)	(128,985)	$(1,219,400)

Class K
Shares sold	17,390,475	$167,008,806	43,738,804	$417,163,489
Shares issued in reinvestment of distributions	653,839	6,268,897	1,074,665	10,261,330
Shares redeemed	(20,260,364)	(194,178,473)	(18,840,509)	(179,698,612)

Net increase (decrease)	(2,216,050)	$(20,900,770)	25,972,960	$247,726,207

Class R
Shares sold	114,070	$1,100,097	233,380	$2,232,441
Shares issued in reinvestment of distributions	3,040	29,153	8,783	83,723
Shares redeemed	(220,836)	(2,123,342)	(306,773)	(2,923,327)

Net decrease	(103,726)	$(994,092)	(64,610)	$(607,163)

Total Net Increase (Decrease)	(52,142,479)	$(492,191,619)	132,768,863	$1,270,043,891

(a)	On February 24, 2020, each Fund’s issued and outstanding Investor C1, Investor C2 and Investor C3 Shares, as applicable, converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

NOTES TO FINANCIAL STATEMENTS	139

Disclosure of Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) on behalf of its series, BlackRock High Yield Bond Portfolio and BlackRock Low Duration Bond Portfolio (each a “Fund” and collectively, the “Funds”), met in person on November 14-15, 2019 (the “November Meeting”) to consider the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, and BlackRock International Limited, with respect to each Fund. The Sub-Advisory Agreements were substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the November Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements.

At the November Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. Each Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of these agreements at the May and June Meetings is included in the Funds’ annual shareholder report for the fiscal year ended September 30, 2019. The factors considered by the Board at the November Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the November Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to each Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of each Sub-Advisory Agreement were fair and reasonable and in the best interest of the applicable Fund and its shareholders. In arriving at its decision to approve each Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

140	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds V, on behalf of BlackRock Core Bond Portfolio, BlackRock High Yield Bond Portfolio and BlackRock Low Duration Bond Portfolio, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	141

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Core Bond Portfolio.

142	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	143

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

144	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNH	Chinese Yuan Offshore

CNY	Chinese Yuan

COP	Colombian Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

KZT	Kazakhstani Tenge

MXN	Mexican Peso

NZD	New Zealand Dollar

RUB	New Russian Ruble

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

PIK	Payment-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SCA	Svenska Cellulosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depositary Receipts

TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	145

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-3/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: June 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: June 4, 2020

4